As filed with the Securities and Exchange Commission on October 1, 1997

                                              1933 Act File No.  33-74668
                                              1940 Act File No. 811-8326
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                        POST-EFFECTIVE AMENDMENT NO. 98
                                      AND
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 109

                          MFS VARIABLE INSURANCE TRUST
             (Exact name of registrant as specified in its charter)

               500 Boylston, Street, Boston, Massachusetts  02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
          Stephen E. Cavan, Massachusetts Financial Services Company,
               500 Boylston Street, Boston, Massachusetts  02116
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)


     [X] immediately upon filing pursuant to paragraph (b)
     [_] on  [date] pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(i)
     [_] on [date] pursuant to paragraph (a)(i)
     [_] 75 days after filing pursuant to paragraph (a)(ii)
     [_] on [date] pursuant to paragraph (a)(ii) of rule 485.

     If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest, without par value, under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on February 28, 1997.

================================================================================

                          MFS VARIABLE INSURANCE TRUST

                           MFS EMERGING GROWTH SERIES
                                MFS VALUE SERIES
                              MFS RESEARCH SERIES
                         MFS GROWTH WITH INCOME SERIES
                            MFS TOTAL RETURN SERIES
                              MFS UTILITIES SERIES
                             MFS HIGH INCOME SERIES
                          MFS WORLD GOVERNMENTS SERIES
             MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES
                                MFS BOND SERIES
                          MFS LIMITED MATURITY SERIES
                            MFS MONEY MARKET SERIES


                             CROSS REFERENCE SHEET
                             ---------------------


(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-
1A)

                                                              STATEMENT OF
  ITEM NUMBER                                                  ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION                INFORMATION CAPTION
-----------------       ------------------                -------------------
1  (a), (b)          Front Cover Page                              *

2  (a)               Expense Summary                               *

   (b), (c)                       *                                *

3  (a)               Condensed Financial Information               *

   (b)                            *                                *

   (c)               Information Concerning Shares                 *
                      of Each Series - Performance
                      Information

   (d)               Condensed Financial Information               *

                                                                          STATEMENT OF
   ITEM NUMBER                                                             ADDITIONAL
FORM N-1A, PART A             PROSPECTUS CAPTION                       INFORMATION CAPTION
-----------------             -------------------                      -------------------
 4     (a)                 Front Cover Page; Investment                         *
                            Concept of the Trust;
                           Investment Objectives and
                           Policies; Investment Techniques

       (b)                 Investment Objectives and                            *
                           Policies; Investment Techniques

       (c)                 Investment Objectives and                            *
                           Policies; Additional Risk Factors

 5     (a)                 Investment Concept of the Trust;                     *
                           Management of the Series

       (b)                 Management of the Series -                           *
                            Investment Adviser;
                            Back Cover Page

       (c)                 Management of the Series -                           *
                            Investment Adviser

       (d)                 Management of the Series -                  Management of the Trust -
                            Administrator                               Administrator

       (e)                 Management of the Series -                           *
                            Shareholder Servicing Agent;
                            Back Cover Page

       (f)                 Information Concerning Shares                        *
                            of Each Series - Expenses;
                            Condensed Financial
                            Information; Expense Summary

       (g)                 Additional Risk Factors - Portfolio                  *
                            Trading

       (h)                               *                                      *

 5A    (a), (b), (c)                     **                                     **

                                                                       STATEMENT OF
ITEM NUMBER                                                             ADDITIONAL
FORM N-1A, PART A             PROSPECTUS CAPTION                    INFORMATION CAPTION
-----------------             ------------------                    -------------------
6      (a)                 Information Concerning Shares                    *
                            of Each Series - Description of
                            Shares, Voting Rights and
                            Liabilities; Information
                            Concerning Shares of Each
                            Series - Purchases and
                            Redemptions

       (b)                 Information Concerning Shares                    *
                            of Each Series - Description of
                            Shares, Voting Rights and
                            Liabilities

       (c), (d)                         *                                   *

       (e)                 Shareholder Communications                       *

       (f)                 Information Concerning Shares                    *
                            of Each Series - Distributions;

       (g)                 Information Concerning Shares                    *
                            of Each Series - Tax Status;
                            Information Concerning Shares
                            of Each Series - Distributions

       (h)                              *                                   *

7      (a)                 Management of the Series -                       *
                            Distributor; Back Cover Page

       (b)                 Information Concerning Shares                    *
                            of Each Series - Purchases and
                            Redemptions; Information
                            Concerning Shares of Each
                            Series - Net Asset Value

       (c), (d), (e), (f)               *

       (g)                              *                                   *

                                                                  STATEMENT OF
 ITEM NUMBER                                                       ADDITIONAL
FORM N-1A, PART A                 PROSPECTUS CAPTION           INFORMATION CAPTION
-------------------               ------------------           -------------------
 8    (a), (b)                Information Concerning Shares             *
                               of Each Series - Purchases and
                               Redemptions

      (c)                                  *                            *

      (d)                     Information Concerning Shares             *
                               of Each Series - Purchases and
                               Redemptions

 9                                         *                            *

                                                                     STATEMENT OF
ITEM NUMBER                                                           ADDITIONAL
FORM N-1A, PART B               PROSPECTUS CAPTION                INFORMATION CAPTION
-------------------             ------------------             -------------------------
 10    (a), (b)                       *                            Front Cover Page

 11                                   *                            Front Cover Page

 12                                   *                            General Information and
                                                                    Definitions

 13    (a)                            *                            Investment Techniques

       (b)                            *                            Investment Techniques;
                                                                   Investment Restrictions

       (c)                            *                            Investment Restrictions

       (d)                     Additional Risk Factors -                       *
                                Portfolio Trading

 14    (a), (b)                       *                            Management of the Trust -
                                                                    Trustees and Officers

       (c)                            *                            Management of the Trust -
                                                                    Trustee Compensation
                                                                    Table

 15    (a)                            *                                        *

       (b), (c)                       *                            Management of the Trust



 16    (a)                     Management of the Series -          Management  of the Trust -
                                Investment Adviser                  Investment Adviser;
                                                                    Management of the Trust -
                                                                    Trustees and Officers

       (b)                     Management of the Series -          Management of the Trust -
                                Investment Adviser;                Investment Adviser
                                Expenses

       (c)                            *                                        *

                                                                                 STATEMENT OF
ITEM NUMBER                                                                       ADDITIONAL
FORM N-1A, PART B                PROSPECTUS CAPTION                           INFORMATION CAPTION
-----------------                ------------------                          --------------------
       (d)                      Management of the Series -                    Management of the Trust -
                                 Administrator                                 Administrator

       (e)                              *                                     Portfolio Transactions and
                                                                               Brokerage Commissions

       (f), (g)                         *                                               *

       (h)                              *                                     Management of the Trust -
                                                                               Custodian; Independent
                                                                               Auditors and Financial
                                                                               Statements; Back Cover Page

       (i)                              *                                     Management of the Trust -
                                                                               Shareholder Servicing Agent

       (a), (b), (c),                   *                                     Portfolio Transactions and
 17    (d), (e)                                                                Brokerage Commissions

 18    (a)                              *                                     Description of Shares, Voting
                                                                               Rights and Liabilities

       (b)                              *                                               *

 19    (a)                              *                                               *

                                                                              Management of the Trust -
       (b)                     Information Concerning Shares                   Distributor; Determination
                                of Each Series - Net Asset                     of Net Asset Value;
                                Value; Information Concerning                  Performance Information -
                                Shares of Each Series -                        Net Asset Value
                                Purchases and Redemptions

       (c)                              *                                               *

 20                                     *                                     Tax Status

 21    (a), (b)                         *                                     Management of the Trust -
                                                                               Distributor

       (c)                              *                                               *

                                                   STATEMENT OF
ITEM NUMBER                                         ADDITIONAL
FORM N-1A, PART B    PROSPECTUS CAPTION        INFORMATION CAPTION
-----------------    ------------------        -------------------
 22   (a), (b)             *                   Determination of Net Asset
                                                Value; Performance
                                                Information

 23                        *                   Independent Auditors
                                                and Financial Statements

_______________________
*   Not Applicable
**  Contained in Annual Report

MFS(R) VARIABLE
INSURANCE TRUST                                PROSPECTUS
-------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUSTSM              September 30, 1997

MFS Variable Insurance Trust (the "Trust") is an open-end management investment company offering insurance company separate accounts a selection of investment vehicles for variable annuity and variable life insurance contracts (the "Contracts"). Currently the Trust offers shares of beneficial interest of 12 separate mutual fund series (individually or collectively hereinafter referred to as a "Series" or the "Series"):

--MFS EMERGING GROWTH SERIES (the "Emerging Growth Series"), which seeks to provide long-term growth of capital;
--MFS VALUE SERIES (the "Value Series"), which seeks capital appreciation; --MFS RESEARCH SERIES (the "Research Series"), which seeks to provide long-
  term growth of capital and future income;
--MFS GROWTH WITH INCOME SERIES (the "Growth With Income Series"), which seeks to provide reasonable current income and long-term growth of capital and in-come;
--MFS TOTAL RETURN SERIES (the "Total Return Series"), which seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income;
--MFS UTILITIES SERIES (the "Utilities Series"), which seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities);
--MFS HIGH INCOME SERIES (the "High Income Series"), which seeks high current income by investing primarily in a professionally managed diversified port-folio of fixed income securities, some of which may involve equity features;
--MFS WORLD GOVERNMENTS SERIES (the "World Governments Series"), which seeks not only preservation but also growth of capital, together with moderate current income;
--MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES (the "Emerging Markets
  Equity Series"), which seeks capital appreciation;
--MFS BOND SERIES (the "Bond Series"), which seeks primarily to provide as high a level of current income as is believed consistent with prudent in-vestment risk and secondarily to protect shareholders' capital;
--MFS LIMITED MATURITY SERIES (the "Limited Maturity Series"), which seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily to protect share-holders' capital; and
--MFS MONEY MARKET SERIES (the "Money Market Series"), which seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.
                               ----------------

THE HIGH INCOME SERIES MAY INVEST UP TO 100% OF ITS NET ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING (SEE "ADDITIONAL RISK FAC-TORS -- LOWER RATED BONDS"). THE EMERGING GROWTH SERIES, THE VALUE SERIES, THE RESEARCH SERIES, THE GROWTH WITH INCOME SERIES AND THE EMERGING MARKETS EQUITY SERIES ARE INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL OR CAPITAL APPRECIATION. BECAUSE OF THEIR INVESTMENT POLICIES PERMITTING INVESTMENT IN FOREIGN SECURI-TIES, INVESTMENTS IN EACH SERIES (EXCEPT FOR THE LIMITED MATURITY SERIES AND THE MONEY MARKET SERIES) MAY BE SUBJECT TO A GREATER DEGREE OF RISK THAN IN-VESTMENTS IN OTHER INVESTMENT COMPANIES WHICH INVEST ENTIRELY IN DOMESTIC SE-CURITIES.
                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ----------------

INVESTMENTS IN THE MONEY MARKET SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
                               ----------------

SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF CONTRACTS.

This Prospectus sets forth concisely the information about each Series that a prospective investor should know before applying for the Contracts offered by the separate accounts of certain insurance companies ("Participating Insurance Companies"). Investors are advised to read this Prospectus and the applicable Contract prospectus carefully and retain them for future reference. If you require more detailed information, a Statement of Additional Information dated September 30, 1997, as amended or supplemented from time to time ("SAI"), is available upon request without charge and may be obtained by calling or by writing to the Shareholder Servicing Agent (see back cover for address and phone number). The SAI, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Series. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.



   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1. Expense Summary........................................................    4
2. Investment Concept of the Trust........................................    5
3. Condensed Financial Information........................................    7
4. Investment Objectives and Policies.....................................   18
   MFS Emerging Growth Series.............................................   18
   MFS Value Series.......................................................   19
   MFS Research Series....................................................   19
   MFS Growth With Income Series..........................................   20
   MFS Total Return Series................................................   20
   MFS Utilities Series...................................................   21
   MFS High Income Series.................................................   22
   MFS World Governments Series...........................................   23
   MFS/Foreign & Colonial Emerging Markets Equity Series..................   25
   MFS Bond Series........................................................   25
   MFS Limited Maturity Series............................................   26
   MFS Money Market Series................................................   27
5. Investment Techniques..................................................   28
6. Additional Risk Factors................................................   37
7. Management of the Series...............................................   42
8. Information Concerning Shares of Each Series...........................   46
   Purchases and Redemptions..............................................   46
   Net Asset Value........................................................   46
   Distributions..........................................................   46
   Tax Status.............................................................   47
   Description of Shares, Voting Rights and Liabilities...................   47
   Performance Information................................................   48
   Expenses...............................................................   49
   Shareholder Communications.............................................   49
Appendix A -- Description of Bond Ratings.................................  A-1
Appendix B -- Principal Sectors of the Utilities Industry.................  B-1
Appendix C -- Portfolio Composition Charts................................  C-1

1.EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                         MFS
                                      EMERGING              MFS    MFS GROWTH
                                       GROWTH   MFS VALUE RESEARCH WITH INCOME
                                       SERIES    SERIES    SERIES    SERIES
                                      --------- --------- -------- -----------
    Management Fee...................   0.75%     0.75%     0.75%     0.75%
    Other Expenses (after expense
     limitation)/(1)//(2)/...........   0.25%     0.25%     0.25%     0.25%
                                        ----      ----      ----      ----
    Total Operating Expenses (after
     expense limitation)/(2)/........   1.00%     1.00%     1.00%     1.00%

                                      MFS TOTAL    MFS    MFS HIGH  MFS WORLD
                                       RETURN   UTILITIES  INCOME  GOVERNMENTS
                                       SERIES    SERIES    SERIES    SERIES
                                      --------- --------- -------- -----------
    Management Fee...................   0.75%     0.75%     0.75%     0.75%
    Other Expenses (after expense
     limitation)/(1)//(2)/...........   0.25%     0.25%     0.25%     0.25%
                                        ----      ----      ----      ----
    Total Operating Expenses (after
     expense limitation)/(2)/........   1.00%     1.00%     1.00%     1.00%

                                        MFS/
                                      FOREIGN &
                                      COLONIAL
                                      EMERGING              MFS
                                       MARKETS            LIMITED   MFS MONEY
                                       EQUITY   MFS BOND  MATURITY   MARKET
                                       SERIES    SERIES    SERIES    SERIES
                                      --------- --------- -------- -----------
    Management Fee...................   1.25%     0.60%     0.55%     0.50%
    Other Expenses (after expense
     limitation)/(1)//(2)/...........   0.25%     0.40%     0.45%     0.10%
                                        ----      ----      ----      ----
    Total Operating Expenses (after
     expense limitation)/(2)/........   1.50%     1.00%     1.00%     0.60%

--------------------
/1/ Each Series has an expense offset arrangement which reduces the Series' cus-todian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such ar-rangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."
/2/ The Adviser has agreed to bear expenses for each Series, subject to reim-bursement by each Series, such that each Series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the Se-ries during the current fiscal year: 0.40% for the Bond Series, 0.45% for the Limited Maturity Series, 0.10% for the Money Market Series, and 0.25% for each remaining Series. See "Information Concerning Shares of Each Se-ries--Expenses." Otherwise, "Other Expenses" and "Total Operating Expenses" for each Series would be:

                                          "OTHER EXPENSES"   "TOTAL OPERATING
                                              WITHOUT       EXPENSES" WITHOUT
      SERIES                             EXPENSE LIMITATION EXPENSE LIMITATION
      ------                             ------------------ ------------------
      Emerging Growth...................        0.41%              1.16%
      Value.............................        3.08%              3.83%
      Research..........................        0.73%              1.48%
      Growth With Income................        1.32%              2.07%
      Total Return......................        1.35%              2.10%
      Utilities.........................        2.00%              2.75%
      High Income.......................        0.87%              1.62%
      World Governments.................        1.28%              2.03%
      Emerging Markets Equity
       (estimate).......................        0.48%              1.73%
      Bond..............................        8.85%              9.45%
      Limited Maturity..................        7.00%              7.55%
      Money Market......................       27.24%             27.74%

                           EXAMPLE OF EXPENSES

  An investor would pay the following dollar amounts of expenses on a $1,000 investment in each Series, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated:

                                                             PERIOD
                                                 -------------------------------
      SERIES                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
      ------                                     ------ ------- ------- --------
      Emerging Growth...........................   10      32      55     122
      Value.....................................   10      32      55     122
      Research..................................   10      32      55     122
      Growth With Income........................   10      32      55     122
      Total Return..............................   10      32      55     122
      Utilities.................................   10      32      55     122
      High Income...............................   10      32      55     122
      World Governments.........................   10      32      55     122
      Emerging Markets Equity...................   15      47     N/A     N/A
      Bond......................................   10      32      55     122
      Limited Maturity..........................   10      32      55     122
      Money Market..............................    6      19      33      75

  The purpose of the expense table above is to assist investors in understand-ing the various costs and expenses that a shareholder of the Series will bear directly or indirectly. The Series' annual operating expenses do not reflect expenses imposed by separate accounts of Participating Insurance Companies through which an investment in a Series is made or their related Contracts. A separate account's expenses are disclosed in the prospectus through which the Contract relating to that separate account is offered for sale.

  THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY SERIES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.INVESTMENT CONCEPT OF THE TRUST

  The Trust is an open-end, registered management investment company comprised of the following twelve series: Emerging Growth Series, Value Series, Research Series, Growth With Income Series, Total Return Series, Utilities Series, High Income Series, World Governments Series, Emerging Markets Equity Series, Bond Series, Limited Maturity Series and Money Market Series. Each Series is a seg-regated, separately managed portfolio of securities. All of the Series, except the Utilities Series and the World Governments Series, are diversified. Addi-tional series may be created from time to time. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts by a Decla-ration of Trust dated February 1, 1994.

  The Trust currently offers shares of each Series to insurance company sepa-rate accounts that fund Contracts. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain re-strictions or limitations on the allocation of purchase payments or Contract value to one or more Series, and not all Series may be available in connection with a particular Contract. Prospective investors should consult the applica-ble Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations. The Trust assumes no responsibility for such prospectuses.

  Shares of the Series are offered to the separate accounts of Participating Insurance Companies that are affiliated or unaffiliated ("shared funding"). Shares of the Series may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to dif-ferences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more separate accounts of the Participating Insurance Companies might be required to with-draw its investments in one or more Series. This might force a Series to sell securities at disadvantageous prices.

  Individual Contract holders are not the "shareholders" of the Trust. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their Contract holders.

  The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Series. Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), is the investment adviser to each Se-ries. A majority of the Trustees of the Trust are not affiliated with the Ad-viser. The Adviser is responsible for the management of the assets of each Se-ries and the officers of the Trust are responsible for the operations. The Ad-viser manages the Series' portfolios from day to day in accordance with the investment objectives and policies of each Series. The selection of invest-ments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

3.CONDENSED FINANCIAL INFORMATION

  The following financial information (presented for each Series which com-menced investment operations prior to December 31, 1996) has been audited since the commencement of investment operations of such Series and should be read in conjunction with the financial statements included in the Series' An-nual Reports to Shareholders. These financial statements are incorporated by reference into the SAI in reliance upon the report of the Series' independent auditors given upon their authority as experts in accounting and auditing. The Series' current independent auditors are Deloitte & Touche llp. The Emerging Markets Equity Series had not commenced investment operations prior to Decem-ber 31, 1996.

                            EMERGING GROWTH SERIES

                                              YEAR ENDED        PERIOD ENDED
                                           DECEMBER 31, 1996 DECEMBER 31, 1995*
                                           ----------------- ------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period......     $  11.41            $10.00
                                               --------            ------
Income from investment operations#--
 Net investment income (loss)(S)..........     $  (0.01)           $ 0.01
 Net realized and unrealized gain on
  investments and foreign currency
  transactions............................         1.95              1.74
                                               --------            ------
  Total from investment operations........     $   1.94            $ 1.75
                                               --------            ------
Less distributions declared to
 shareholders--
 From net investment income...............     $     --            $(0.01)
 From net realized gain on investments and
  foreign currency transactions...........        (0.06)            (0.26)
 In excess of net realized gain on
  investments and foreign currency
  transactions............................        (0.05)               --
 Tax return of capital....................           --             (0.07)
                                               --------            ------
  Total distributions declared to
   shareholders...........................     $  (0.11)           $(0.34)
                                               --------            ------
Net asset value--end of period............     $  13.24            $11.41
                                               ========            ======
Total return..............................        17.02%            17.41%++
Ratios (to average net
 assets)/Supplemental data(S):
 Expenses.................................         1.00%             1.00%+
 Net investment income (loss).............        (0.08)%            0.10%+
Portfolio turnover........................           96%               73%
Average commission rate###................     $ 0.0401                --
Net assets at end of period (000
 omitted).................................     $104,956            $3,869

--------------------
* For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
### Average commission rate is calculated for Series' with fiscal years begin-
    ning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ra-tios would have been:

   Net investment loss....................       $(0.03)           $(0.18)
   Ratios (to average net assets):
    Expenses..............................         1.16%             2.91%+
    Net investment loss...................        (0.23)%           (1.78)%+

                                  VALUE SERIES

                                                                PERIOD ENDED
                                                             DECEMBER 31, 1996*
                                                             ------------------
Per share data (for a share outstanding throughout the
 period):
Net asset value--beginning of period........................      $ 10.00
                                                                  -------
Income from investment operations#--
 Net investment income(S)...................................      $  0.07
 Net realized and unrealized gain on investments and foreign
  currency transactions.....................................         0.88
                                                                  -------
  Total from investment operations..........................      $  0.95
                                                                  -------
Less distributions declared to shareholders--
 From net investment income.................................      $ (0.03)
 From net realized gain on investments and foreign currency
  transactions..............................................        (0.21)
 In excess of net realized gain on investments and foreign
  currency transactions.....................................        (0.01)
 Tax return of capital......................................        (0.04)
                                                                  -------
  Total distributions declared to shareholders..............      $ (0.29)
                                                                  -------
Net asset value--end of period..............................      $ 10.66
                                                                  =======
Total return................................................         8.78%++
Ratios (to average net assets)/Supplemental data(S):
 Expenses...................................................         1.00%+
 Net investment income......................................         1.72%+
Portfolio turnover..........................................           44%
Average commission rate.....................................      $0.0204
Net assets at end of period (000 omitted)...................      $ 1,351

--------------------
  * For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
(S) TheAdviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ra-tios would have been:

   Net investment loss......................................       $(0.04)
   Ratios (to average net assets):
    Expenses................................................         3.83%+
    Net investment loss.....................................        (1.11)%+

                                RESEARCH SERIES

                                              YEAR ENDED        PERIOD ENDED
                                           DECEMBER 31, 1996 DECEMBER 31, 1995*
                                           ----------------- ------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period......      $ 10.89            $10.00
                                                -------            ------
Income from investment operations#--
 Net investment income(S).................      $  0.06            $ 0.05
 Net realized and unrealized gain on
  investments and foreign currency
  transactions............................         2.37              1.01
                                                -------            ------
  Total from investment operations........      $  2.43            $ 1.06
                                                -------            ------
Less distributions declared to
 shareholders--
 From net investment income...............      $ (0.02)           $(0.03)
 From net realized gain on investments and
  foreign currency transactions...........        (0.16)            (0.14)
 In excess of net realized gain on
  investments and foreign currency
  transactions............................        (0.01)               --
                                                -------            ------
  Total distributions declared to
   shareholders...........................      $ (0.19)           $(0.17)
                                                -------            ------
Net asset value--end of period............      $ 13.13            $10.89
                                                =======            ======
Total return..............................        22.33%            10.62%++
Ratios (to average net
 assets)/Supplemental data(S):
 Expenses.................................         1.00%             1.00%+
 Net investment income....................         0.47%             1.15%+
Portfolio turnover........................           56%               28%
Average commission rate###................      $0.0295                --
Net assets at end of period (000
 omitted).................................      $35,710            $2,530

--------------------
  * For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual ex-penses were over these limitations, the net investment loss per share and the ratios would have been:

   Net investment loss....................           --            $(0.08)
   Ratios (to average net assets):
    Expenses..............................         1.48%             3.90%+
    Net investment loss...................           --             (1.73)%+

                           GROWTH WITH INCOME SERIES

                                              YEAR ENDED        PERIOD ENDED
                                           DECEMBER 31, 1996 DECEMBER 31, 1995*
                                           ----------------- ------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period......      $ 10.61           $ 10.00
                                                -------           -------
Income from investment operations#--
 Net investment income(S).................      $  0.18           $  0.05
 Net realized and unrealized gain on
  investments and foreign currency
  transactions............................         2.42              0.61
                                                -------           -------
  Total from investment operations........      $  2.60           $  0.66
                                                -------           -------
Less distributions declared to
 shareholders--
 From net investment income...............      $ (0.09)          $ (0.05)
 From net realized gain on investments and
  foreign currency transactions...........        (0.13)               --
 In excess of net realized gain on
  investments and foreign currency
  transactions............................        (0.01)               --
                                                -------           -------
  Total distributions declared to
   shareholders...........................      $ (0.23)          $ (0.05)
                                                -------           -------
Net asset value--end of period............      $ 12.98           $ 10.61
                                                =======           =======
Total return..............................        24.46%             6.64%++
Ratios (to average net
 assets)/Supplemental data(S):
 Expenses.................................         1.00%             1.00%+
 Net investment income....................         1.52%             2.20%+
Portfolio turnover........................           41%                2%
Average commission rate###................      $0.0351                --
Net assets at end of period (000
 omitted).................................      $ 9,174           $   365

--------------------
  * For the period from the commencement of investment operations, October 9, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual ex-penses were over these limitations, the net investment income (loss) per share and the ratios would have been:

   Net investment income (loss)...........        $0.05           $ (0.41)
   Ratios (to average net assets):
    Expenses..............................         2.07%            21.44%+
    Net investment income (loss)..........         0.46%           (18.24)%+

                              TOTAL RETURN SERIES

                                              YEAR ENDED        PERIOD ENDED
                                           DECEMBER 31, 1996 DECEMBER 31, 1995*
                                           ----------------- ------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period......      $ 12.25            $10.00
                                                -------            ------
Income from investment operations#--
 Net investment income(S).................      $  0.46            $ 0.41
 Net realized and unrealized gain on
  investments and foreign currency
  transactions............................         1.30              2.32
                                                -------            ------
  Total from investment operations........      $  1.76            $ 2.73
                                                -------            ------
Less distributions declared to
 shareholders--
 From net investment income...............      $ (0.21)           $(0.25)
 From net realized gain on investments and
  foreign currency transactions...........        (0.09)            (0.23)
                                                -------            ------
  Total distributions declared to
   shareholders...........................      $ (0.30)           $(0.48)
                                                -------            ------
Net asset value--end of period............      $ 13.71            $12.25
                                                =======            ======
Total return..............................        14.37%            27.34%++
Ratios (to average net
 assets)/Supplemental data(S):
 Expenses.................................         1.00%             1.00%+
 Net investment income....................         3.59%             3.83%+
Portfolio turnover........................           76%               16%
Average commission rate###................      $0.0485                --
Net assets at end of period (000
 omitted).................................      $19,250            $2,797

--------------------
  * For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual ex-penses were over these limitations, the net investment income per share and the ratios would have been:

   Net investment income..................        $0.32             $0.22
   Ratios (to average net assets):
    Expenses..............................         2.10%             2.49%+
    Net investment income.................         2.49%             2.09%+

                                UTILITIES SERIES

                                              YEAR ENDED        PERIOD ENDED
                                           DECEMBER 31, 1996 DECEMBER 31, 1995*
                                           ----------------- ------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period......      $ 12.57            $10.00
                                                -------            ------
Income from investment operations#--
 Net investment income(S).................      $  0.55            $ 0.39
 Net realized and unrealized gain on
  investments and foreign currency
  transactions............................         1.78              3.00
                                                -------            ------
  Total from investment operations........      $  2.33            $ 3.39
                                                -------            ------
Less distributions declared to
 shareholders--
 From net investment income...............      $ (0.35)           $(0.24)
 From net realized gain on investments and
  foreign currency transactions...........        (0.88)            (0.58)
 In excess of realized gain on investments
  and foreign currency transactions.......        (0.01)               --
                                                -------            ------
  Total distributions declared to
   shareholders...........................      $ (1.24)           $(0.82)
                                                -------            ------
Net asset value--end of period............      $ 13.66            $12.57
                                                =======            ======
Total return..............................        18.51%            33.94%++
Ratios (to average net
 assets)/Supplemental data(S):
 Expenses.................................         1.00%             1.00%+
 Net investment income....................         4.19%             3.66%+
Portfolio turnover........................          121%               94%
Average commission rate###................      $0.0416                --
Net assets at end of period (000
 omitted).................................      $ 9,572            $2,373

--------------------
  * For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual ex-penses were over these limitations, the net investment income per share and the ratios would have been:

   Net investment income..................        $0.32             $0.17
   Ratios (to average net assets):
    Expenses..............................         2.75%             3.08%+
    Net investment income.................         2.44%             1.62%+

                               HIGH INCOME SERIES

                                             YEAR ENDED        PERIOD ENDED
                                          DECEMBER 31, 1996 DECEMBER 31, 1995*
                                          ----------------- ------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period.....      $ 10.29            $10.00
                                               -------            ------
Income from investment operations#--
 Net investment income(S)................      $  0.89            $ 0.34
 Net realized and unrealized gain on
  investments............................         0.32              0.18
                                               -------            ------
  Total from investment operations.......      $  1.21            $ 0.52
                                               -------            ------
Less distributions declared to
 shareholders--
 From net investment income..............      $ (0.53)           $(0.23)
 From net realized gain on investments...        (0.10)               --
                                               -------            ------
  Total distributions declared to
   shareholders..........................      $ (0.63)           $(0.23)
                                               -------            ------
Net asset value--end of period...........      $ 10.87            $10.29
                                               =======            ======
Total return.............................        11.80%             5.25%++
Ratios (to average net
 assets)/Supplemental data(S):
 Expenses................................         1.00%             1.00%+
 Net investment income...................         8.18%             8.17%+
Portfolio turnover.......................          135%               32%
Net assets at end of period (000
 omitted)................................      $12,994            $1,946

--------------------
  * For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ra-tios would have been:

   Net investment income.................        $0.82             $0.20
   Ratios (to average net assets):
    Expenses.............................         1.62%             4.38%+
    Net investment income................         7.56%             4.82%+

                            WORLD GOVERNMENTS SERIES

                            YEAR ENDED        YEAR ENDED        PERIOD ENDED
                         DECEMBER 31, 1996 DECEMBER 31, 1995 DECEMBER 31, 1994*
                         ----------------- ----------------- ------------------
Per share data (for a
 share outstanding
 throughout each
 period):
Net asset value--
 beginning of period....      $ 10.17           $ 9.82             $10.00
                              -------           ------             ------
Income from investment
 operations#--
 Net investment
  income(S).............      $  0.60           $ 0.63             $ 0.17
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........        (0.19)            0.78              (0.09)
                              -------           ------             ------
  Total from investment
   operations...........      $  0.41           $ 1.41             $ 0.08
                              -------           ------             ------
Less distributions
 declared to
 shareholders--
 From net investment
  income................      $    --           $(0.42)            $(0.17)
 In excess of net
  investment income.....           --            (0.54)             (0.09)
 Tax return of capital..           --            (0.10)                --
                              -------           ------             ------
  Total distributions
   declared to
   shareholders.........      $    --           $(1.06)            $(0.26)
                              -------           ------             ------
Net asset value--end of
 period.................      $ 10.58           $10.17             $ 9.82
                              =======           ======             ======
Total return............         4.03%           14.38%              0.79%++
Ratios (to average net
 assets)/Supplemental
 data(S):
 Expenses...............         1.00%            1.00%              1.00%+
 Net investment income..         5.84%            6.05%              4.68%+
Portfolio turnover......          361%             211%                62%
Net assets at end of
 period (000 omitted)...      $26,023           $7,424             $2,881

--------------------
  * For the period from the commencement of investment operations, June 14, 1994 to December 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ra-tios would have been:

   Net investment
    income..............        $0.50            $0.53              $0.16
   Ratios (to average
    net assets):
    Expenses............         2.03%            1.99%              1.10%+
    Net investment
     income.............         4.81%            5.09%              4.58%+

                                  BOND SERIES

                                             YEAR ENDED        PERIOD ENDED
                                          DECEMBER 31, 1996 DECEMBER 31, 1995*
                                          ----------------- ------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period.....      $10.19            $ 10.00
                                               ------            -------
Income from investment operations#--
 Net investment income(S)................      $ 0.58            $  0.09
 Net realized and unrealized gain (loss)
  on investments.........................       (0.36)              0.21
                                               ------            -------
  Total from investment operations.......      $ 0.22            $  0.30
                                               ------            -------
Less distributions declared to
 shareholders--
 From net investment income..............      $(0.35)           $ (0.09)
 From net realized gain on investments...          --              (0.02)
                                               ------            -------
  Total distributions declared to
   shareholders..........................      $(0.35)           $ (0.11)
                                               ------            -------
Net asset value--end of period...........      $10.06            $ 10.19
                                               ======            =======
Total return.............................        2.09%              3.02%++
Ratios (to average net
 assets)/Supplemental data(S):
 Expenses................................        1.00%              1.00%+
 Net investment income...................        5.84%              4.89%+
Portfolio turnover.......................         231%                55%
Net assets at end of period (000
 omitted)................................      $  853            $   228

--------------------
 * For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.
 +  Annualized.
++  Not annualized.
 #  Per share data is based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ra-tios would have been:

   Net investment loss...................      $(0.26)           $ (0.70)
   Ratios (to average net assets):
    Expenses.............................        9.45%             43.85%+
    Net investment loss..................       (2.61)%           (37.96)%+

                            LIMITED MATURITY SERIES

                                                                PERIOD ENDED
                                                             DECEMBER 31, 1996*
                                                             ------------------
Per share data (for a share outstanding throughout the
 period):
Net asset value--beginning of period........................       $10.00
                                                                   ------
Income from investment operations#--
 Net investment income(S)...................................       $ 0.25
 Net realized and unrealized gain on investments and foreign
  currency transactions.....................................         0.01
                                                                   ------
  Total from investment operations..........................       $ 0.26
                                                                   ------
Less distributions declared to shareholders--
 From net investment income.................................       $(0.25)
                                                                   ------
Net asset value--end of period..............................       $10.01
                                                                   ======
Total return................................................         2.61%++
Ratios (to average net assets)/Supplemental data(S):
 Expenses...................................................         1.00%+
 Net investment income......................................         6.61%+
Portfolio turnover..........................................          109%
Average commission rate.....................................           --
Net assets at end of period (000 omitted)...................       $  523

--------------------
  * For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ra-tios would have been:

   Net investment income....................................        $0.01
   Ratios (to average net assets):
    Expenses................................................         7.55%+
    Net investment income...................................         0.06%+

                              MONEY MARKET SERIES

                                             YEAR ENDED        PERIOD ENDED
                                          DECEMBER 31, 1996 DECEMBER 31, 1995*
                                          ----------------- ------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period.....      $  1.00           $  1.00
                                               -------           -------
Income from investment operations#--
 Net investment income(S)................      $  0.04           $  0.04
Less distributions declared to
 shareholders from net investment
 income..................................        (0.04)            (0.04)
                                               -------           -------
Net asset value--end of period...........      $  1.00           $  1.00
                                               =======           =======
Total return.............................         4.55%             4.37%++
Ratios (to average net
 assets)/Supplemental data(S):
 Expenses................................         0.60%             0.60%+
 Net investment income...................         4.53%             4.54%+
Net assets at end of period (000
 omitted)................................      $   633           $   180

--------------------
  * For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 0.60% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

   Net investment loss...................      $ (0.21)          $ (0.14)
   Ratios (to average net assets):
    Expenses.............................        27.74%            21.54%+
    Net investment loss..................       (22.61)%          (16.37)%+

4.INVESTMENT OBJECTIVES AND POLICIES

  Each Series has different investment objectives which it pursues through separate investment policies, as described below. The differences in objec-tives and policies among the Series can be expected to affect the degree of market and financial risk to which each Series is subject and the return of each Series. The investment objectives and policies of each Series may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. Any investment involves risk and there is no as-surance that the objectives of any Series will be achieved.

  In addition to the specific investment practices described below, each Se-ries may also engage in certain investment techniques as described under the caption "Investment Techniques" below and in the SAI under the caption "In-vestment Techniques." The Series' investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

MFS EMERGING GROWTH SERIES -- The Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

  The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major en-terprises (emerging growth companies). Such companies generally would be ex-pected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size, and the Series may invest in larger or more established companies whose rates of earnings growth are expected to ac-celerate because of special factors, such as rejuvenated management, new prod-ucts, changes in consumer demand, or basic changes in the economic environ-ment. While the Series will invest primarily in common stocks, the Series may, to a limited extent, seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Series may invest in non-convertible fixed income securities rated lower than "investment grade" (rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch")) (commonly known as "junk bonds") or in comparable unrated securities, when, in the opinion of the Adviser, such an investment presents a greater opportunity for appreciation with comparable risk to an investment in "investment grade" securities. Under normal market conditions, the Series will invest not more than 5% of its net assets in these securities. For a description of these ratings, see Appendix A to this Pro-spectus.

  The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or finan-cial resources, and they may be dependent on one-person management. In addi-tion, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market av-erages in general. Shares of the Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

  Consistent with its investment objective and policies described above, the Series may also invest up to 25% (and generally expects to invest not more than 15%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS VALUE SERIES -- The Value Series' investment objective is to seek capital appreciation. Dividend income, if any, is a consideration incidental to the Series' objective of capital appreciation.

  While the Series' policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative val-ues make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Series may invest in non-convertible fixed income securities rated lower than "investment grade" (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds") or in comparable unrated securities, when, in the opinion of the Adviser, such an investment presents a greater opportunity for apprecia-tion with comparable risk to an investment in "investment grade" securities. Under normal market conditions, the Series will invest not more than 25% of its net assets in these securities. For a description of these ratings, see Appendix A to this Prospectus.

  Consistent with its investment objective and policies described above, the Series may also invest up to 50% (and generally expects to invest not more than 25%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange. There is no formula as to the percentage of assets that may be invested in any one type of security. Cash, commercial paper, short-term obligations, repurchase agree-ments or debt securities are held to provide for future purchases of common stock or other securities and may also be held as a temporary defensive meas-ure when the Adviser determines security markets to be overvalued.

MFS RESEARCH SERIES -- The Research Series' investment objective is to provide long-term growth of capital and future income.

  The portfolio securities of the Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Series' assets are allocated among in-dustries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsi-bility.

  The Research Series' policy is to invest a substantial proportion of its as-sets in equity securities of companies believed to possess better than average prospects for long-term growth. Equity securities in which the Series may in-vest include the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securi-ties may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Series' non-convertible debt investments, if any, may consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or by Fitch), and, with re-spect to no more than 10% of the Series' net assets, securities in the lower rated categories (rated Ba or lower by Moody's or BB or lower by S&P or by Fitch) or securities which the Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a descrip-tion of bond ratings, see Appendix A to this Prospectus.

  Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (in-cluding emerging market securities) which are not traded on a U.S. exchange.

MFS GROWTH WITH INCOME SERIES -- The Growth With Income Series' investment ob-jectives are to provide reasonable current income and long-term growth of cap-ital and income.

  Under normal market conditions, the Growth With Income Series will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income. Equity securities in which the Series may invest include the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are con-vertible into stocks; and depositary receipts for those securities. These se-curities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

  Consistent with its investment objective and policies described above, the Series may also invest up to 75% (and generally expects to invest not more than 15% ) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS TOTAL RETURN SERIES -- The Total Return Series' primary investment objec-tive is to provide above-average income (compared to a portfolio invested en-tirely in equity securities) consistent with the prudent employment of capi-tal, and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than av-erage yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Series considers each of these objectives. Under normal market conditions, at least 25% of the Total Return Series' assets will be in-vested in non-convertible fixed income securities, and at least 40% and no more than 75% of the Series' assets will be invested in equity securities. Eq-uity securities in which the Series may invest include the following: common stocks, preferred stocks and preference stocks; securities such as bonds, war-rants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

  The Series' policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. The Total Return Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Series' non-convert-ible fixed income investments may consist of both "investment grade" securi-ties (rated Baa or better by Moody's or BBB or better by S&P or by Fitch) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P or by Fitch) (commonly known as "junk bonds") including up to 20% of its assets in non-convertible fixed income se-curities that are in these lower rating categories and comparable unrated se-curities (see "Additional Risk Factors" below). Generally, most of the Series' long-term non-convertible fixed income investments will consist of "investment grade" securities. See Appendix A to this Prospectus for a description of these ratings.

  The Series may also invest in United States government securities, includ-ing: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Trea-sury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obliga-tions issued or guaranteed by U.S. Government agencies, authorities or instru-mentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer it-self, e.g., obligations of the Student Loan Marketing Association (collective-ly, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities representing interests in obli-gations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentali-ties.

  Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (in-cluding emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS UTILITIES SERIES -- The Utilities Series' investment objective is to seek capital growth and current income (income above that available from a portfo-lio invested entirely in equity securities).

  The Utilities Series will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and for-eign companies in the utilities industry. Equity securities in which the Se-ries may invest include the following: common stocks; preferred stocks and preference stocks; securities such as bonds, warrants or rights that are con-vertible into stocks; and depositary receipts for those securities. These se-curities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. At least 80% of the non-convert-ible fixed income securities held by the Series will be rated at the time of investment at least Baa by Moody's or BBB by S&P or by Fitch or will be of comparable quality as determined by the Adviser (see "Additional Risk Factors" below). See Appendix A to this Prospectus for a description of these ratings. The Series may also invest in debt and equity securities of issuers in other industries, as discussed below, although under normal circumstances not more than 35% of the Series' assets will be so invested. In addition, the Series may hold a portion of its assets in cash and money market instruments.

  Companies in the utilities industry include (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and
(ii) companies engaged in telecommunications, including telephone, cellular telephones, telegraph, satellite, microwave, cable television and other commu-nications media (but not companies engaged in public broadcasting). The Ad-viser deems a particular company to be in the utilities industry if, at the time of investment, the Adviser determines that at least 50% of the company's assets or revenues are derived from one or more of those industries. The por-tion of the Utilities Series' assets invested in a particular type of utility and in equity or debt securities will vary in light of changes in interest rates, market conditions and economic conditions and other factors. For fur-ther information on the principal sectors of the utilities industry in which the Series may invest, see Appendix B to this Prospectus.

  Consistent with its investment objective and policies described above, the Series may also invest up to 35% of its net assets in foreign securities (in-cluding emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

  Since the Utilities Series' investments are concentrated in utility securi-ties, the value of the Series' shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. The rates many utility companies may charge their customers are controlled by gov-ernmental regulatory commissions which may result in a delay in the utility company passing along increases in costs to its customers. Furthermore, there is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncer-tainties, including: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary pe-riods; difficulty obtaining adequate returns on invested capital, even if fre-quent rate increases are approved by public service commissions; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; securing financing for large construction projects during an inflationary period; difficulties of the capital markets in absorbing utility debt and equity securities; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital mar-kets; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; dif-ficulties in obtaining natural gas for resale or fuel for electric generation at reasonable prices; coping with the general effects of energy conservation, particularly in light of changing policies regarding energy; and special risks associated with the construction and operation of nuclear power generating fa-cilities, including technical factors and costs, and the possibility that fed-eral, state and municipal government authorities may from time to time review existing requirements and impose additional requirements. Certain utility com-panies, especially gas and telephone utility companies, have in recent years been affected by increased competition, which could adversely affect the prof-itability of such utility companies. Furthermore, there are uncertainties re-sulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such com-panies linking future rate increases to inflation or other factors not di-rectly related to the active operating profits of the enterprise.

  Foreign utility companies are also subject to regulation, although such reg-ulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective govern-ments than utilities in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, since many for-eign utilities use fuel that causes more pollution than those used in the U.S., such utilities may be required to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S.

  The Utilities Series is permitted to invest in securities of issuers that are outside the utilities industry, although under normal circumstances not more than 35% of the Series' assets will be so invested. Such investments may include common stocks, debt securities (including municipal debt securities) and preferred stocks and will be selected to meet the Series' investment ob-jective of both capital growth and current income. These securities may be is-sued by either U.S. or non-U.S. companies. Some of these issuers may be in in-dustries related to the utilities industry and, therefore, may be subject to similar risks.

  Investments outside the utilities industry may also include U.S. Government Securities, as that term is defined under "Investment Objectives and Poli-cies--MFS Total Return Series" above. When and if available, U.S. Government Securities may be purchased at a discount from face value. However, the Series does not intend to hold such securities to maturity for the purpose of achiev-ing potential capital gains, unless current yields on the securities remain attractive.

MFS HIGH INCOME SERIES -- The investment objective of the High Income Series is to seek high current income by investing primarily in a professionally man-aged diversified portfolio of fixed income securities, some of which may in-volve equity features.

  Fixed income securities offering the high current income sought by the High Income Series normally include those fixed income securities which offer a current yield above that generally available on debt securities in the three highest rating categories of the recognized rating agencies (commonly known as "junk bonds" if rated below the four highest categories of recognized rating agencies). The Series may invest up to 100% of its net assets in such securi-ties. For a description of these rating categories, see Appendix A to this Prospectus and Appendix C for a chart showing the Series' holdings of fixed income securities broken down by rating category as of the end of its most re-cent fiscal year. (See "Additional Risk Factors" below.) However, since avail-able yields and yield differentials vary over time, no specific level of in-come or yield differential can ever be assured. The dividends paid by the Se-ries will increase or decrease in relation to the income received by the Se-ries from its investments, which would in any case be reduced by the expenses of the Series before such income is distributed to its shareholders.

  Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates (including interests in trusts or other entities representing such obliga-tions), conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government, any foreign government or any of their respective political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by instruments).

  Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or ex-change rights or warrants for the acquisition of stock of the same or a dif-ferent issuer; participations based on revenues, sales or profits; or the pur-chase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Under normal market conditions, not more than 25% of the value of the total assets of the High Income Series will be invested in equity securities, including common stocks, warrants and rights.

  Consistent with its investment objective and policies described above, the Series may also invest up to 25% (and generally expects to invest not more than 10%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange. The Se-ries has authority to invest up to 25% of its total assets in securities is-sued or guaranteed by foreign governments or their agencies or instrumentali-ties. (See "Additional Risk Factors" below.)

  The High Income Series may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more) and, in the opinion of the Adviser, the relative return available from the electric utility or telephone industry and the rela-tive risk, marketability, quality and availability of securities of such in-dustry justifies such an investment.

  When and if available, fixed income securities may be purchased at a dis-count from face value. However, the High Income Series does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Series may purchase securities not paying interest at the time ac-quired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

MFS WORLD GOVERNMENTS SERIES -- The World Governments Series' investment ob-jective is to seek not only preservation but also growth of capital, together with moderate current income.

  The World Governments Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio con-sisting primarily of debt securities and to a lesser extent equity securities. The Series attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the U.S. as well as in other countries where opportunities may be more rewarding. It is be-lieved that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., can affect the entire portfolio. Although the percentage of the Series' assets invested in securities issued abroad and denominated in foreign currencies will vary de-pending on the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Series' portfolio is internationally diversified. However, for temporary defensive reasons or during times of in-ternational political or economic uncertainty or turmoil, most or all of the Series' investments may be in the U.S.

  Under normal economic and market conditions, at least 80% of the Series' portfolio is invested in debt securities, such as bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentali-ties, certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

  Consistent with its investment objective and policies described above, the Series may invest up to 100% (and generally expects to invest not more than 80%) of its net assets in foreign securities (including emerging market secu-rities and Brady Bonds) which are not traded on a U.S. exchange. Although the percentage of the Series' assets invested in foreign securities will vary, at least 65% of the Series' assets will be invested in at least three different countries, one of which may be the U.S., except when the Adviser believes that investing for temporary defensive purposes is appropriate. The Adviser will determine the amount of the World Governments Series' assets to be invested in the U.S. and the amount to be invested abroad. The U.S. assets will be in-vested in high quality debt securities and the remainder of the assets will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that investments within for-eign countries will be primarily in government securities to minimize credit risks. The Series will not invest 25% or more of the value of its assets in the securities of any one foreign government. The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.

  The World Governments Series will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be en-hanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Series' return. Investments in non-dollar denominated securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political da-ta. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The Se-ries may hold foreign currency received in connection with investments in for-eign securities and in anticipation of purchasing foreign securities. (See "Additional Risk Factors" below.)

  The phrase "preservation of capital" when applied to a domestic investment company is generally understood to imply that the portfolio is invested in very low risk securities and that the major risk is loss of purchasing power through the effects of inflation or major changes in interest rates. However, while the World Governments Series invests in securities which are believed to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.

  It is contemplated that the World Governments Series' long-term debt invest-ments will consist primarily of securities which are believed by the Adviser to be of relatively high quality. If after the Series purchases such a securi-ty, the quality of the security deteriorates significantly, the security will be sold only if the Adviser believes it is advantageous to do so.

MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES -- The Emerging Markets Equity Series' investment objective is to seek capital appreciation. The se-lection of securities is made solely on the basis of potential for capital ap-preciation. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of capital appreciation.

  The Series seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries. The Ad-viser and the Sub-Adviser expect to take a global approach to portfolio man-agement by weighting the Series' investments towards countries in Latin Ameri-ca, Asia, Africa, the Middle East and the developing countries of Europe, pri-marily in Eastern Europe. See "Investment Techniques--Emerging Market Securi-ties" below. The Series may invest in all types of equity securities, includ-ing the following: common stocks, preferred stocks and preference stocks; se-curities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

  While the Series intends to invest primarily in equity securities, the Se-ries may also invest less than 35% of its net assets in non-convertible fixed income securities of government, government-related, supranational and corpo-rate issuers whose principal activities are outside the U.S., rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities. See "Additional Risk Factors--Lower Rated Bonds" below. The Adviser and the Sub-Adviser consider a variety of factors in selecting fixed income securities to achieve capital appreciation, including the credit-worthiness of issuers, interest rates and currency exchange rates.

  The Series does not intend to emphasize any particular country or region in making its investments, but under normal market conditions, the Series will be invested in at least three countries (outside the U.S.) and will not invest more than 50% of its net assets in issuers whose principal activities are lo-cated in a single country. See "Risk Factors--Investments in One or a Limited Number of Countries" below. Currently, the Series does not expect to invest more than 25% of its net assets in issuers whose principal activities are lo-cated in a single country. The Series will seek to reduce risk by investing its assets in a number of markets and issuers, performing investment analyses of potential investments and monitoring current developments and trends in both the international economy and financial markets.

  For temporary defensive reasons, such as during times of international po-litical or economic uncertainty or turmoil, most or all of the Series' invest-ments may be in cash (U.S. dollars, foreign currencies or multinational cur-rency units) and/or securities that are denominated in U.S. dollars or whose issuers are domiciled in the U.S. The Series is not restricted as to the por-tions of its assets which may be invested in securities denominated in a par-ticular currency and up to 100% of the Series' net assets may be invested in securities denominated in foreign currencies and multinational currency units.

MFS BOND SERIES -- The Bond Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

  The Series seeks to achieve its investment objectives by investing, under normal market conditions, at least 65% of its total assets in:

  (1) convertible and non-convertible debt securities and preferred stocks;

  (2) U.S. Government Securities, as defined in "Investment Objectives and Policies--MFS Total Return Series" above; and

  (3) commercial paper, repurchase agreements and cash or cash equivalents (such as certificates of deposit and bankers' acceptances).

  Not more than 20% of the Series' net assets will be invested in convertible and non-convertible securities rated below the four highest grades of S&P, Fitch (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa) and comparable unrated securities. For a description of these ratings see Appendix A to this Prospectus and Appendix C for a chart showing the Series' holdings of fixed income securities broken down by rating category as of the end of its most re-cent fiscal year. For a discussion of the risks of investing in these securi-ties see "Additional Risk Factors" below.

  Although the Bond Series may purchase Canadian and other foreign securities, under normal market conditions, it may not invest more than 10% of its assets in non-dollar denominated non-Canadian foreign securities, including emerging market securities and Brady Bonds. The Series may hold foreign currency re-ceived in connection with investments in foreign securities or in anticipation of purchasing foreign securities. (See "Investment Techniques" and "Additional Risk Factors" below.)

  The Bond Series may not directly purchase common stocks. However, the Series may retain up to 10% of its total assets in common stocks which were acquired either by conversion of fixed income securities or by the exercise of warrants attached thereto.

MFS LIMITED MATURITY SERIES -- The Limited Maturity Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

  In seeking to achieve its investment objectives, the Limited Maturity Series invests, under normal market conditions, substantially all its assets in the following securities:

  1. Debt securities (including corporate asset-backed securities and mort-gage pass-through securities discussed below) which have a rating within the four highest grades as determined by S&P or Fitch (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa) and comparable unrated securities; for a description of these rating categories, see Appendix A to this Prospectus;

  2. U.S. Government Securities, as defined in "Investment Objectives and Policies--MFS Total Return Series" above; or

  3. Commercial paper, repurchase agreements, cash or cash equivalents (such as certificates of deposit and bankers' acceptances).

  The Limited Maturity Series will only invest in securities rated within the four highest grades, as determined by S&P or Moody's or Fitch, and comparable unrated securities. In addition, the dollar-weighted average quality of the Series will be within the three highest grades, as determined by S&P or Moody's or Fitch (or the Adviser in the case of unrated securities).

  Under normal market conditions, substantially all the securities in the Se-ries' portfolio will have remaining maturities of five years or less or esti-mated remaining average lives of five years or less. In the case of mortgage-backed and corporate asset-backed securities as well as collateralized mort-gage obligations, the average life is likely to be substantially shorter than the stated final maturity as a result of unscheduled principal prepayments.

  For purposes of the foregoing investment policy, securities having a certain maturity will be deemed to include securities with an equivalent "duration" of such securities. "Duration" is a commonly used measure of the longevity of a debt instrument that takes into account the full stream of payments received on a debt instrument, including both interest and principal payments, based on their present values. A debt instrument's duration is derived by discounting principal and interest payments to their present value using the instrument's current yield to maturity and taking the dollar-weighted average time until those payments will be received. Contractual rights to dispose of a security will be considered in calculating duration because such rights limit the pe-riod during which the Series bears a market risk with respect to the security.

  The Limited Maturity Series may invest up to 25% of its assets in dollar-de-nominated foreign debt securities which may include emerging market securities and Brady Bonds. (See "Investment Techniques" and "Additional Risk Factors" below.)

MFS MONEY MARKET SERIES -- The Money Market Series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

  The Money Market Series seeks to achieve its investment objective by invest-ing primarily (i.e., at least 80% of its assets under normal circumstances) in the following instruments:

    (a) U.S. Government Securities, as defined in "Investment Objectives and Policies--MFS Total Return Series" above (including repurchase agreements collateralized by such securities);

    (b) obligations of banks (including certificates of deposit and bankers' acceptances) which at the date of investment have capital, surplus, and un-divided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are insured by the Fed-eral Deposit Insurance Corporation, provided that not more than 10% of the Series' total assets will be invested in such insured obligations;

    (c) commercial paper which at the date of investment is rated A-1 by S&P or by Fitch or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of in-vestment have an outstanding debt issue rated AA or better by S&P or by Fitch or Aa or better by Moody's (for a description of these ratings, see Appendix A to this Prospectus); and

    (d) short-term (maturing in 13 months or less) corporate obligations which at the date of investment are rated AA or better by S&P or by Fitch or Aa or better by Moody's.

  The Money Market Series may also invest up to 20% of its total assets in debt instruments not specifically described in (a) through (d) above, provided that such instruments are deemed by the Trustees of the Trust to be of compa-rable high quality and liquidity and provided that such investments are in ac-cordance with applicable law. The Money Market Series may invest its assets in the securities of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Series may contain such securities, an investment in the Se-ries may involve a greater degree of risk than an investment in a fund which invests only in debt obligations of U.S. domestic issuers, due to the possi-bility that there may be less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or ex-propriation. (See "Additional Risk Factors" below.)

  In addition, the Money Market Series may invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group and all utility companies as a group when, in the opinion of management, yield differentials and money market conditions suggest such investments are advisable and when cash is available for such investments and instruments are available for purchase which fulfill the Series' objective in terms of quality and marketability.

  All the assets of the Money Market Series will be invested in obligations which mature in 13 months or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 13 months. The Money Market Series will, to the extent feasible, make portfolio investments primarily in antici-pation of or in response to changing economic and money market conditions and trends. Currently, the dollar-weighted average maturity of the investments of the Series may not exceed 90 days.

5. INVESTMENT TECHNIQUES

  LENDING OF PORTFOLIO SECURITIES: Each Series (except the Money Market Se-ries) may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit main-tained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 10% of the value of the net assets of the Series making the loans.

  EMERGING MARKET SECURITIES: Consistent with their respective objectives, each Series (except the Money Market Series) may invest in securities of is-suers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser or Sub-Adviser, as applicable, to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to mid-dle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser or Sub-Adviser, as applicable, determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's princi-pal activities generally are deemed to be located in a particular country if:
(a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is orga-nized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or serv-ices performed in that country; or (e) the issuer has 50% or more of its as-sets in that country.

  BRADY BONDS: Each Series (except the Research Series and Money Market Se-ries) may invest in Brady Bonds, which are securities created through the ex-change of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Do-minican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collat-eralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary mar-kets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation compo-nents: the collateralized repayment of principal at final maturity; the col-lateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

  REPURCHASE AGREEMENTS: Each Series may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Series acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' right to liquidate the securi-ties may be restricted (during which time the value of the securities could decline). As discussed in the SAI, each Series has adopted certain procedures intended to minimize risk.

  "WHEN-ISSUED" SECURITIES: Each Series (except the Research Series, the World Governments Series and the Money Market Series) may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securi-ties will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Se-ries does not pay for such securities until received, and does not start earn-ing interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will nor-mally invest in liquid assets.

  MORTGAGE "DOLLAR ROLL" TRANSACTIONS: Each of the Total Return Series, the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Series sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially simi-lar (same type, coupon and maturity) securities on a specified future date. The Series record these transactions as sale and purchase transactions, rather than as borrowing transactions. A Series will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offset-ting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Series contracts to replace substantially similar securities on a future date fails to deliver such securities, the Se-ries may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the cur-rent sales price and the repurchase price.

  RESTRICTED SECURITIES: Each Series (except the Growth With Income Series) may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a con-tinuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Series' limitation on investing not more than 15% of its net assets (not more than 10% of its net assets in the case of the Money Market Series) in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily func-tion of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, li-quidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Series' portfolio.

  CORPORATE ASSET-BACKED SECURITIES: Each of the Emerging Growth Series, the Total Return Series, the Bond Series, the Limited Maturity Series, the High Income Series and the Utilities Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corpora-tions, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

  Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receiv-ables. In addition, because of the large number of vehicles involved in a typ-ical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

  Corporate asset-backed securities are often backed by a pool of assets rep-resenting the obligations of a number of different parties. To lessen the ef-fect of failures by obligors on underlying assets to make payments, the secu-rities may contain elements of credit support which fall into two categories:
(i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit ob-tained by the issuer or sponsor from third parties. A Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respect-ing the level of credit risk associated with the underlying assets. Delin-quency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Each of the Value Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the Lim-ited Maturity Series, the High Income Series and the Utilities Series may in-vest in zero coupon bonds. The Value Series, the Total Return Series, the Bond Series and the High Income Series may also invest in deferred interest bonds and PIK bonds. Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of in-terest, deferred interest bonds provide for a period of delay before the regu-lar payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regu-lar payments of interest. Each Series will accrue income on such investments for tax and accounting purposes, as required, which is distributable to share-holders and which, because no cash is received at the time of accrual, may re-quire the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

  COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
Each of the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securi-ties. Typically, CMOs are collateralized by certificates issued by GNMA, the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mort-gage Corporation ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Each of these Series may also invest a por-tion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentali-ties of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, com-mercial banks, investment banks and special purpose subsidiaries of the fore-going. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple clas-ses with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mort-gage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have prior-ity over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Series invests, the in-vestment may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.

  Each of the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. For a further descrip-tion of CMOs, parallel pay CMOs and PAC Bonds and the risks related to trans-actions therein, see the SAI.

  STRIPPED MORTGAGE-BACKED SECURITIES: Each of the Bond Series, the World Gov-ernments Series and the High Income Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that re-ceive different proportions of interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the SAI.

  LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the High Income Se-ries and the Emerging Markets Equity Series may invest a portion of its assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activ-ities. Such loans may be in default at the time of purchase. A Series may also purchase other direct indebtedness such as trade or other claims against com-panies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the com-pany is in default. Certain of the loan participations and other direct in-debtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate a Series to pay additional cash on a certain date or on demand.

  The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a re-sult, a Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discus-sion of loan participations, other direct indebtedness and the risks related to transactions therein, see the SAI.

  MORTGAGE PASS-THROUGH SECURITIES: Each of the Total Return Series, the Bond Series, the World Governments Series, the Limited Maturity Series and the High Income Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mort-gage loans. The Utilities Series may invest in mortgage pass-through securi-ties that are securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mort-gage pass-through securities (but not the market value of the securities them-selves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Govern-ment-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-gov-ernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the SAI for a further discussion of these securities.

  FOREIGN GROWTH SECURITIES: The Emerging Markets Equity Series may invest in securities of foreign growth companies, including established foreign compa-nies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in con-sumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors" below. It is anticipated that these companies will primarily be in nations with more devel-oped securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.

  FIXED INCOME SECURITIES: Fixed income securities in which the Emerging Mar-kets Equity Series may invest include all types of long- or short-term debt obligations, such as bonds, notes, bills, debentures, loans, loan assignments and commercial paper. The Series may invest in emerging market fixed income securities, which, in addition to the securities identified above, may take the form of interests issued by entities organized and operated for the pur-pose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Fixed income securities in which the Series may invest include securities in the lower rating categories of recognized rating agencies and comparable unrated securities. See "Additional Risk Fac-tors" below. The Series will not invest 35% or more of its net assets, in non-convertible fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities. See "Additional Risk Factors -- Fixed Income Securities" below. However, because most foreign fixed income securities are not rated, the Series will invest in foreign fixed income securities primarily based on the Adviser's or the Sub-Adviser's credit analysis without relying on published ratings.

  INVESTMENT IN OTHER INVESTMENT COMPANIES: The Emerging Markets Equity Series may invest in other investment companies to the extent permitted by the 1940 Act (i) as a means by which the Series may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to pur-chase thinly traded securities of emerging market companies, or (iii) when the Adviser or the Sub-Adviser believes such investments may be more advantageous to the Series than a direct market purchase of securities. If the Series in-vests in such investment companies, the Series' shareholders will bear not only their proportionate share of the expenses of the Series (including oper-ating expenses and the fees of the Adviser) but also will indirectly bear sim-ilar expenses of the underlying investment companies.

  PRIVATIZATIONS: The governments in some countries, including emerging market countries, have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Emerging Markets Equity Series may invest in privatizations. In certain coun-tries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be per-mitted to participate may be less advantageous than those afforded local in-vestors.

  DEPOSITARY RECEIPTS: The Emerging Markets Equity Series may invest in Ameri-can Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. de-positary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Series' policy to invest a certain percentage of its assets in foreign se-curities, the investments of the Series in ADRs, GDRs and other types of de-positary receipts are deemed to be investments in the underlying securities.

  STRUCTURED SECURITIES: The Emerging Markets Equity Series may invest a por-tion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an enti-ty, such as a corporation or trust, of specified instruments (such as commer-cial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing in-terests in, the underlying instruments. The cash flow on the underlying in-struments may be appointed among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Se-curities of the type in which the Series anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

  INDEXED SECURITIES: Each of the Value Series, the Total Return Series, the High Income Series, the Bond Series, the Utilities Series, the World Govern-ments Series and the Emerging Markets Equity Series may invest in indexed se-curities whose value is linked to foreign currencies, interest rates, commodi-ties, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity (i.e., principal value) and/or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the under-lying instrument or to one or more options on the underlying instrument. In-dexed securities may be more volatile than the underlying instrument itself.

  SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to dif-ferent types of investments, each of the High Income Series, the World Govern-ments Series, the Emerging Markets Equity Series, the Bond Series and the Lim-ited Maturity Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Series with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Series might exchange a sequence of cash pay-ments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

  Each of the High Income Series, the World Governments Series, the Emerging Markets Equity Series, the Bond Series and the Limited Maturity Series may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstanc-es, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty sell-ing such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls be-low an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

  Swap agreements will tend to shift a Series' investment exposure from one type of investment to another. For example, if a Series agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease a Series' exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Series' investments and its share price and yield.

  Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Series' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Series may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its expo-sure through offsetting transactions.

  Swaps, caps, floors and collars are highly specialized activities which in-volve certain risks. See the SAI for further information on, and the risks in-volved in, these activities.

  OPTIONS ON SECURITIES: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series and the High In-come Series may write (sell) covered put and call options and purchase put and call options on securities. Each of these Series will write options on securi-ties for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where a Series writes an option that expires un-exercised or is closed out by the Series at a profit, it will retain the pre-mium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, howev-er, if the price of the underlying security moves adversely to the Series' po-sition, the option may be exercised and the Series will be required to pur-chase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Series may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

  By writing a call option on a security, a Series limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Se-ries retains the risk of depreciation in value of securities on which it has written call options.

  Each of these Series may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Series wants to purchase at a later date. In the event that the expected market fluctuations occur, the Series may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Series.

  In certain instances, the Emerging Markets Equity Series and the Emerging Growth Series may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic ad-justment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option. The SAI contains a further dis-cussion of these investments.

  OPTIONS ON STOCK INDICES: Each of the Emerging Growth Series, the Value Se-ries, the Total Return Series, the Growth With Income Series, the Utilities Series and the Emerging Markets Equity Series may write (sell) covered call and put options and purchase call and put options on stock indices. Each of these Series may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Series writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Series will either close out the option at a profit or allow it to ex-pire unexercised. A Series will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of se-curities to be acquired. Such transactions, however, will constitute only par-tial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by a Series for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to a Series' option position, the option may be exercised, and the Series will experience a loss which may only be partially offset by the amount of the premium received.

  Each of these Series may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Series' possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

  "YIELD CURVE" OPTIONS: Each of the Value Series, the Total Return Series, the Bond Series, the World Governments Series and the High Income Series may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference be-tween the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve op-tions written by a Series will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Each of the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Govern-ments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may purchase and sell futures contracts on foreign or domes-tic fixed income securities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securi-ties that may become available for trading ("Futures Contracts"). Each of these Series may also purchase and write options on such Futures Contracts ("Options on Futures Contracts"). Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Growth With Income Series and the Emerging Markets Equity Series may purchase and sell Futures Contracts on stock indices, while the Emerging Growth Series, the Value Series, the Total Return Series, the Emerging Markets Equity Series, the World Governments Se-ries, the Growth With Income Series and the Utilities Series may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Each of these Series may also purchase and write Options on such Futures Con-tracts.

  Such transactions will be entered into for hedging purposes or for non-hedg-ing purposes to the extent permitted by applicable law. Each Series will incur brokerage fees when it purchases and sells Futures Contracts, and will be re-quired to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such Contracts will benefit a Series, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Series' overall performance may be poorer than if it had not entered into any such contract and the Series may realize a loss. A Series will not enter into any Futures Contract if immedi-ately thereafter the value of securities and other obligations underlying all such Futures Contracts held by such Series would exceed 50% of the value of its total assets.

  Purchases of Options on Futures Contracts may present less risk in hedging a Series' portfolio than the purchase or sale of the underlying Futures Con-tracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures posi-tion. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, a Series may suffer a loss on the transaction.

  Futures Contracts and Options on Futures Contracts that are entered into by a Series will be traded on U.S. and foreign exchanges.

  FORWARD CONTRACTS: Each Series (except the Limited Maturity Series and Money Market Series) may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). Each of these Series may enter into Forward Con-tracts for hedging purposes and (except for the Bond Series and the High In-come Series) for non-hedging purposes (i.e., speculative purposes). By enter-ing into transactions in Forward Contracts for hedging purposes, a Series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, a Series may sustain losses which will reduce its gross income. Such transac-tions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities ex-changes. As a result, Forward Contracts operate in a manner distinct from ex-change-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on ex-changes. A Series may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser or Sub-Adviser, as applica-ble, believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser or Sub-Adviser, as applicable, antici-pates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. A Series may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser or Sub-Adviser, as applica-ble, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each of these Series has established proce-dures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

  OPTIONS ON FOREIGN CURRENCIES: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the High Income Series and the Utilities Series may purchase and write options on for-eign currencies ("Options on Foreign Currencies") for the purpose of protect-ing against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium re-ceived, and a

Series may be required to purchase or sell foreign currencies at disadvanta-geous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in ex-change rates although, in the event of rate movements adverse to a Series' po-sition, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. A Series may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Series may hold such currencies for an indefinite period of time.

6. ADDITIONAL RISK FACTORS

  OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although certain Series will enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Series' hedging strategy unsuccessful and could result in loss-es. Certain Series also may enter into transactions in options, Futures Con-tracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transac-tions may result in losses for a Series which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign cur-rency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract pur-chased or sold, and a Series may be required to maintain a position until ex-ercise or expiration, which could result in losses. The SAI contains a de-scription of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Curren-cies, and includes a discussion of the risks related to transactions therein.

  Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be en-tered into on U.S. exchanges regulated by the Commodity Futures Trading Com-mission and on foreign exchanges. In addition, the securities and indexes un-derlying options, Futures Contracts and Options on Futures Contracts traded by the Series will include both domestic and foreign securities.

  LOWER RATED BONDS: Each of the Emerging Growth Series, the Value Series, the Research Series, the Total Return Series, the Bond Series, the Limited Matu-rity Series, the Emerging Markets Equity Series, the High Income Series and the Utilities Series may invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These secu-rities, while normally exhibiting adequate protection parameters, have specu-lative characteristics and changes in economic conditions or other circum-stances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

  Each of these Series (except the Limited Maturity Series) may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described above. See Appendix A to this Prospectus for a description of these ratings. These securities are considered speculative and, while generally pro-viding greater income than investments in higher rated securities, will in-volve greater risk of principal and income (including the possibility of de-fault or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the gen-eral level of interest rates (although these lower rated fixed income securi-ties are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Series' lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the is-suers of such securities. Due to the fixed income payments of these securi-ties, a Series may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Series' yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the mar-ket for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Se-ries but will be reflected in the net asset value of shares of the Series. See the SAI for more information on lower rated securities.

  FOREIGN SECURITIES: The Limited Maturity Series may invest in dollar-denomi-nated foreign debt securities. The Money Market Series may invest in dollar-denominated securities of foreign issuers and in dollar-denominated securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The remaining Series may invest in dollar-denominated and non-dollar-denominated foreign securities. Investing in securities of foreign is-suers generally involves risks not ordinarily associated with investing in se-curities of domestic issuers. These include changes in currency rates, ex-change control regulations, governmental administration or economic or mone-tary policy (in the U.S. or abroad) or circumstances in dealings between na-tions. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liq-uid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficul-ties in enforcing contractual obligations and could be subject to extended settlement periods. All of the Series (except the Limited Maturity Series and the Money Market Series) may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Such Series may also hold foreign currency in anticipation of purchasing foreign securi-ties. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

  AMERICAN DEPOSITARY RECEIPTS: Each of the Series (except the Limited Matu-rity Series and the Money Market Series) may invest in ADRs which are certifi-cates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Ad-viser does not treat them as foreign securities (except with respect to the Emerging Markets Equity Series). However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  EMERGING MARKET SECURITIES: Each of the Series (except the Money Market Se-ries) may invest in emerging markets. In addition to the general risks of in-vesting in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Series is uninvested and no return is earned thereon. The inability of a Series to make intended security pur-chases due to settlement problems could cause a Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Series due to subsequent declines in value of the portfolio secu-rities, a decrease in the level of liquidity in a Series' portfolio, or if a Series has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before de-livery, and in such markets a Series bears the risk that the securities will not be delivered and that the Series' payments will not be returned. Securi-ties prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, ad may have less protection of prop-erty rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suf-fer from extreme and volatile debt burdens or inflation rates. Local securi-ties markets may trade a small number of securities and may be unable to re-spond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securi-ties of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements.

  Certain emerging markets may require governmental approval for the repatria-tion of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging mar-ket's balance of payments or for other reasons, a country could impose tempo-rary restrictions on foreign capital remittances. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental ap-proval for repatriation of capital, as well as by the application to the Se-ries of any restrictions on investments.

  Investment in certain foreign emerging market debt obligations may be re-stricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obliga-tions and increase the expenses of a Series.

  ALLOCATION AMONG EMERGING MARKETS: The Emerging Markets Equity Series may allocate all or a portion of its investments in emerging market securities among the emerging markets of Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Series will allocate its investments among these emerging markets in accordance with the Adviser's and the Sub-Adviser's determination as to the allocation most appropriate with respect to the Series' investment objective and policies. The Series may invest its assets allocated to investment in emerging markets with-out limitation in any particular region, and, in accordance with the Adviser's and the Sub-Adviser's investment discretion, at times may invest all of its assets allocated to investment in emerging markets in securities of emerging market issuers located in a single region (e.g., Latin America). To the extent that the Series' investments are concentrated in one or a few emerging market regions, the Series' investment performance correspondingly will be more de-pendent upon the economic, political and social conditions and changes in those regions. The ability of the Series to allocate its investments among emerging market regions without restriction may have the effect of increasing the volatility of the Series, as compared to a series which limits such allo-cations.

  INVESTMENTS IN ONE OR A LIMITED NUMBER OF COUNTRIES: The Emerging Markets Equity Series will seek to reduce risk by investing its assets in a number of markets and issuers. However, the Series may invest up to 50% of its net as-sets in issuers located in a single country. To the extent that the Series in-vests a significant portion of its assets in a single or limited number of countries, the Series' investment performance correspondingly will be more de-pendent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such coun-try or countries will be particularly significant. The ability of the Series to focus its investments in one or a limited number of countries may have the effect of increasing the volatility of the Series.

  FOREIGN CURRENCIES: Because the Emerging Markets Equity Series may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar, and because the Series may hold foreign currencies, the value of the Series' investments, and the value of dividends and interest earned by the Series, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Ad-viser and Sub-Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser and Sub-Adviser will do so at an appro-priate time or that the Adviser and Sub-Adviser will be able to predict ex-change rates accurately. For example, if the Adviser and Sub- Adviser hedge the Series' exposure to a foreign currency, and that currency's value rises, the Series will lose the opportunity to participate in the currency's appreci-ation. The Series may hold foreign currency received in connection with in-vestments in foreign securities, and enter into Forward Contracts, Futures Contracts and Options on Foreign Currencies when, in the judgment of the Ad-viser or Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant ex-change rates. While the holding of foreign currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction ad-verse to the Series' position. Such losses could also adversely affect the Se-ries' hedging strategies. See the SAI for further discussion of the holding of foreign currencies as well as the associated risks.

  NON-DIVERSIFICATION: Each of the World Governments Series and the Utilities Series is "non-diversified," as that term is defined in the Investment Company Act of 1940 ( the "1940 Act"), but intends to qualify as a "regulated invest-ment company" ("RIC") for federal income tax purposes. This means, in general, that although more than 5% of the Series' total assets may be invested in the securities of one issuer (including a foreign government), at the close of each quarter of its taxable year the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer. To the extent that a non-diversified Series at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Series will at such times be subject to greater risk with re-spect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Series' total return and the net asset value of its shares.

                               ----------------

SHORT-TERM INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser or Sub-Adviser, as applicable, be-lieves that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of each Series may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (includ-ing certificates of deposit, bankers' acceptances, time deposits and repur-chase agreements), commercial paper, short-term notes, U.S. Government Securi-ties and related repurchase agreements.

PORTFOLIO TRADING

  Each Series intends to manage its portfolio by buying and selling securi-ties, as well as holding securities to maturity, to help attain its investment objectives and policies.

  Each Series will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its invest-ment objectives. In trading portfolio securities, a Series seeks to take ad-vantage of market developments, yield disparities and variations in the cred-itworthiness of issuers. For a description of the strategies which may be used by the Series in trading portfolio securities, see "Portfo-lio Transactions and Brokerage Commissions" in the SAI. The Total Return Se-ries' portfolio will be managed actively with respect to the Series' fixed in-come securities and the asset allocations modified as the Adviser deems neces-sary. Although the Series does not intend to seek short-term profits, fixed income securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities, the Total Re-turn Series does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Series will effect trades whenever it believes that changes in its portfolio securities are appropriate.

  Because each of the Utilities Series, the High Income Series, the World Gov-ernments Series, the Bond Series and the Limited Maturity Series is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Series and the realized capital gains and losses of the Series may be greater than that of a fund with a lesser portfolio turnover rate. The Emerg-ing Markets Equity Series is not anticipated to have a portfolio turnover rate in excess of 100%.

  The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possi-ble. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Ad-viser may consider sales of Contracts for which the Trust is an investment op-tion, together with sales of shares of other investment company clients of MFS Fund Distributors, Inc., the distributor of shares of the Trust and of the MFS Family of Funds, as a factor in the selection of broker-dealers to execute each Series' portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Series' operating expenses (e.g., fees charged by the custodian of the Series' assets). For a further discussion of portfolio trading, see the SAI.

                               ----------------

  The SAI includes a discussion of other investment policies and listing of specific investment restrictions which govern the investment policies of each Series. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). The Se-ries' investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circum-stances will not be considered to result in a violation of policy.

7.MANAGEMENT OF THE SERIES

  The Trust's Board of Trustees, as part of its overall management responsi-bility, oversees various organizations responsible for each Series' day-to-day management.

INVESTMENT ADVISER -- MFS manages each Series pursuant to an Amended and Re-stated Investment Advisory Agreement with the Trust on behalf of each Series dated April 14, 1994, as amended and restated on October 16, 1997 (the "Advi-sory Agreement"). Under the Advisory Agreement, MFS provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series. For its serv-ices and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to the following annual rates of the average daily net as-sets of each Series:

                                                       PERCENTAGE OF THE AVERAGE
                                                           DAILY NET ASSETS
SERIES                                                      OF EACH SERIES
------                                                 -------------------------
Emerging Growth Series................................           0.75%
Value Series..........................................           0.75%
Research Series.......................................           0.75%
Growth With Income Series.............................           0.75%
Total Return Series...................................           0.75%
Utilities Series......................................           0.75%
High Income Series....................................           0.75%
World Governments Series..............................           0.75%
Emerging Markets Equity Series........................           1.25%
Bond Series...........................................           0.60%
Limited Maturity Series...............................           0.55%
Money Market Series...................................           0.50%

  For the fiscal year ended December 31, 1996, MFS received the following man-agement fees from the Series under the Advisory Agreement and assumed the fol-lowing amounts of the Series' expenses (see "Expenses" below):

                                                 MANAGEMENT FEE EXPENSES ASSUMED
SERIES                                            PAID TO MFS        BY MFS
------                                           -------------- ----------------
Emerging Growth Series..........................    $314,262        $ 62,962
Value Series....................................       3,196          12,079
Research Series.................................      92,348          56,859
Growth With Income Series.......................      30,792          42,658
Total Return Series.............................      60,979          87,721
Utilities Series................................      39,863          91,877
High Income Series..............................      56,169          45,293
World Governments Series........................     126,898         172,556
Bond Series.....................................       2,924          40,829
Limited Maturity Series.........................       1,064          12,705
Money Market Series.............................         858          46,831

  FCM--The Emerging Markets Equity Series Advisory Agreement permits the Ad-viser from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Advisory Agreement, the Adviser has engaged Foreign & Colonial Management Ltd., a company incorporated under the laws of England and Wales

("FCM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Series. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Sixty-Five percent of the outstanding voting securities of Hypo F&C is owned by Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. The remaining 35% of the outstanding voting securities of Hypo F&C is owned by 4 closed-end publicly listed investment trusts managed by FCM, including Foreign & Colonial Investment Trust PLC. FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of May 31, 1997, FCM managed approximately U.S. $45.64 billion of assets, including approximately U.S. $35.85 billion of assets in equity securities and approximately U.S. $9.79 billion of assets in fixed income securities.

  Under a separate Sub-Advisory Agreement between the Adviser and FCM, dated October 16, 1997 (the "Sub-Advisory Agreement"), the Adviser may delegate to FCM the authority to make investment decisions for the Series. It is presently intended that FCM will provide portfolio management services for the Series. For its services, the Adviser pays FCM a management fee, computed and paid monthly, in an amount equal to 0.65% of the average daily net assets managed by FCM of the Series on an annualized basis. The Adviser and FCM have agreed to cooperate in distributing, advising and managing investment products throughout the world. In this arrangement they anticipate that certain expenses and revenues relating to their cooperative activities, including investment advisory fees received from the Series and certain expenses incurred by MFS, FCM and their affiliates attributable to their services to the Series, will be shared.

  FCEM--The Emerging Markets Equity Series Sub-Advisory Agreement permits FCM from time to time to engage one or more sub-advisers to assist in the perfor-mance of its services. Pursuant to the Sub-Advisory Agreement, FCM has engaged Foreign & Colonial Emerging Markets Limited, a company incorporated under the laws of England and Wales ("FCEM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Series. FCEM is a wholly owned subsidiary of FCM. FCEM serves as the investment adviser to public closed-end and open-end funds and segre-gated accounts specializing in emerging markets. As of May 31, 1997, FCEM man-aged approximately U.S. $4.92 billion of assets invested in emerging markets.

  Under a separate Sub-Advisory Agreement between FCM and FCEM, dated October 16, 1997, FCM may delegate to FCEM the authority to make investment decisions for the Series. It is presently intended that FCEM will provide management services for the portion of the assets of the Series invested in emerging mar-kets securities. For its services, FCM pays FCEM a management fee, computed and paid monthly, in an amount equal to 0.65% of the average daily net assets managed by FCEM of the Series on an annualized basis.

  The identity and background of the portfolio managers for each Series is set forth below. Unless indicated otherwise, each portfolio manager has acted in that capacity since the commencement of investment operations of each Series.

 SERIES                                    PORTFOLIO MANAGERS
 ------                                    ------------------
 Emerging Growth Series John W. Ballen, a Senior Vice President of MFS, has
                        been employed by the Adviser as a portfolio manager
                        since 1984. Toni Y. Shimura, a Vice President of MFS,
                        has been employed by the Adviser as a portfolio manager
                        since 1987. Ms. Shimura became a portfolio manager of
                        the Series on November 30, 1995.

 Value Series           John F. Brennan, Jr., a Senior Vice President of MFS,
                        has been employed by the Adviser as a portfolio manager
                        since 1985.

 SERIES                                     PORTFOLIO MANAGERS
 ------                                     ------------------
 Research Series            The Series is currently managed by a committee
                            comprised of various equity research analysts
                            employed by the Adviser.

 Growth With Income Series  Kevin R. Parke, a Senior Vice President of MFS, has
                            been employed by the Adviser as a portfolio manager since 1985. John D. Laupheimer, a Senior Vice
                            President of MFS, has been employed by the Adviser as a portfolio manager since 1981.

 Total Return Series        David M. Calabro, a Vice President of MFS, has been
                            employed by the Adviser as a portfolio manager since
                            1992. Mr. Calabro is the head of this portfolio
                            management team and a manager of the common stock
                            portion of the Series' portfolio. Geoffrey L.
                            Kurinsky, a Senior Vice President of MFS, has been
                            employed by the Adviser as a portfolio manager since
                            1987. Mr. Kurinsky is the manager of the Series'
                            fixed income securities. Judith N. Lamb, a Vice
                            President of MFS, has been employed by the Adviser
                            as a portfolio manager
                            since 1992. Ms. Lamb is the manager of the Series'
                            convertible securities. Lisa B. Nurme, a Vice
                            President of MFS, has been employed by the Adviser
                            as a portfolio manager since 1987. Ms. Nurme is a
                            manager of the common stock portion of the Series'
                            portfolio. Maura A. Shaughnessy, a Vice President of
                            MFS, has been employed by the Adviser as a portfolio
                            manager since 1991. Ms. Shaughnessy is a manager of
                            the common stock portion of the Series' portfolio.
                            Each individual became a portfolio manager of the
                            Series on July 19, 1995.

 Utilities Series           Maura A. Shaughnessy, a Vice President of the
                            Adviser, has been employed by the Adviser as a
                            portfolio manager since 1991.

 High Income Series         Joan S. Batchelder, a Senior Vice President of the
                            Adviser, has been employed by the Adviser as a
                            portfolio manager since 1984.

 World Governments Series   Stephen C. Bryant, a Senior Vice President of the
                            Adviser, has been employed by the Adviser as a
                            portfolio manager since 1987.

 Emerging Markets           Dr. Arnab Kumar Banerji, Chief Investment Officer of
 Equity Series              FCEM, has been employed by FCEM as a portfolio
                            manager since 1993. Prior to 1993, Mr. Banerji
                            served as Joint Head of Emerging Markets for
                            Citibank Global Asset Management. Jeffery Chowdhry,
                            a Director of FCEM, has been employed by FCEM as a
                            portfolio manager since 1994. Prior to 1994, Mr.
                            Chowdry was a portfolio manager at BZW Investment
                            Management.

 Bond Series                Geoffrey L. Kurinsky, a Senior Vice President of the
 Limited Maturity Series    Adviser, has been employed by the Adviser as a
 Money Market Series        portfolio manager since 1987.

  MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermedi-ate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS In-stitutional Trust, MFS Union Standard Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company es-tablished by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity con-tracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., pro-vide investment advice to substantial private clients.

  MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Invest-ors Trust. Net assets under the management of the MFS organization were ap-proximately $52.8 billion on behalf of approximately 2.3 million investor ac-counts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets invested in equity securities and ap-proximately $19.4 billion of assets invested in fixed income securities. Ap-proximately $4.0 billion of the assets managed by MFS are invested in securi-ties of foreign issuers and non-U.S. dollar-denominated securities of U.S. is-suers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman and President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., and James O. Yost, all of whom are officers of MFS, are officers of the Trust.

  MFS has established a strategic alliance with FCM. As part of this alliance, the portfolio managers and investment analysts of MFS and FCM share their views on a variety of investment related issues, such as the economy, securi-ties markets, portfolio securities and their issuers, investment recommenda-tions, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of FCM, and FCM has access to the extensive U.S. equity investment expertise of MFS. MFS and FCM each have investment personnel working in each other's offices in Boston and London, respectively.

  In certain instances there may be securities which are suitable for a Se-ries' portfolio as well as for portfolios of other clients of MFS or clients of FCM or FCEM. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and FCM or FCEM, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Series is concerned, in other cases, however, it may produce increased investment opportunities for the Series.

  From time to time, the Adviser may purchase, redeem and exchange shares of any Series. The purchase by the Adviser of shares of a Series may have the ef-fect of lowering that Series' expense ratio, while the redemption by the Ad-viser of shares of a Series may have the effect of increasing that Series' ex-pense ratio.

  DISTRIBUTOR -- MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidi-ary of MFS, is the distributor of shares of each Series and also serves as distributor for certain of the other mutual funds managed by MFS.

  ADMINISTRATOR -- MFS provides the Series with certain administrative serv-ices pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Series with certain financial, legal, compliance, shareholder communications and other administrative servic-es. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on a Series' assets that exceed $3 billion.

  SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for each Series.

8.INFORMATION CONCERNING SHARES OF EACH SERIES

PURCHASES AND REDEMPTIONS

  The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Series based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to Contracts. Orders received by the Trust are effected on days on which the Exchange is open for trading. For orders re-ceived by the Trust before the close of regular trading on the Exchange (nor-mally 4 p.m. eastern time), such purchases and redemptions of the shares of each Series are effected at the respective net asset values per share deter-mined as of the close of regular trading on the Exchange on that same day. Participating Insurance Companies shall be the designee of the Trust for re-ceipt of purchase and redemption orders from Contract holders and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 9:30 a.m. eastern time on the next following day on which the Exchange is open for trading. Payment for shares shall be by federal funds transmitted by wire and must be received by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the purchase order is received. Redemption proceeds shall be by federal funds transmitted by wire and shall be sent by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the redemption order is received. No fee is charged the shareholders when they redeem Series shares.

  The offering of shares of any Series may be suspended for a period of time and each Series reserves the right to refuse any specific purchase order. Pur-chase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of a Series. The Trust may suspend the right of redemption of shares of any Series and may postpone payment for any period:
(i) during which the Exchange is closed other than customary weekend and holi-day closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws, rules and regulations, suspend payment on the redemption of its shares.

  Should any conflict between Contract holders arise which would require that a substantial amount of net assets be withdrawn from any Series, orderly port-folio management could be disrupted to the potential detriment of such Con-tract.

NET ASSET VALUE

  The net asset value per share of each Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the Series' liabilities from the value of the Series' assets and dividing the difference by the number of shares of the Series outstanding. Values of assets in a Series' portfolio are determined on the basis of their market or other fair value (amortized cost value in the case of the Money Mar-ket Series), as described in the SAI. All investments, assets and liabilities are expressed in U.S. dollars based upon current currency exchange rates.

DISTRIBUTIONS

  Substantially all of each Series' (except the Money Market Series') net in-vestment income for any calendar year is declared as dividends and paid to its shareholders as dividends on an annual basis. In addition, each Series may make one or more distributions during the calendar year to its shareholders from any short-term capital gains. In determining the net investment income available for distribution, a Series may rely on projections of its antici-pated net investment income (which may include short-term capital gains from the sales of securities or other assets, and, if allowed by Series' investment restrictions, premiums from options written), over a longer term, rather than its actual net investment income for the period.

  Substantially all of the Money Market Series' net investment income for any calendar year is declared as dividends daily and paid to its shareholders as dividends on a monthly basis. Generally, those dividends are distributed on the last business day of the month in the form of additional shares of the Money Market Series at the rate of one share (and fraction thereof) for each dollar (and fraction thereof) of dividend income or, at the election of the shareholder, in cash. Shares purchased become entitled to dividends declared as of the first day following the date of investment.

  Shareholders of any of the Series may elect to receive dividends and capital gain distributions in either cash or additional shares.

TAX STATUS

  Each Series of the Trust is treated as a separate entity for federal income tax purposes. In order to minimize the taxes each Series would otherwise be required to pay, each Series intends to qualify each year as a "regulated in-vestment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Because each Series intends to distribute all of its net investment income and net capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any of the Series will be required to pay entity level federal income or excise tax-es.

  Shares of the Series are offered only to the Participating Insurance Compa-nies' separate accounts that fund Contracts. See the applicable Contract pro-spectus for a discussion of the federal income tax treatment of (1) the sepa-rate accounts that purchase and hold Series shares and (2) the holders of the Contracts that are funded through those accounts. In addition to the diversi-fication requirements of Subchapter M of the Code, each Series also intends to diversify its assets as required by Code Section 817(h)(1) and the regulations thereunder. See also "Tax Status" in the SAI.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  Each Series currently has one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held, and shares of each Series are enti-tled to vote separately to approve investment advisory agreements or changes in investment restrictions with respect to that Series, but shares of all Se-ries vote together in the election of Trustees and selection of accountants. Additionally, each Series will vote separately on any other matter that af-fects solely that Series, but will otherwise vote together with all other Se-ries on all other matters. The Trust does not intend to hold annual share-holder meetings. The Declaration of Trust provides that a Trustee may be re-moved from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

  Each share of a Series represents an equal proportionate interest in the Se-ries with each share, subject to the liabilities of the particular Series. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. Should a Series be liquidated, shareholders are entitled to share pro rata in the net assets available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certif-icates will not be issued.

  The Trust is an entity of the type commonly known as a "Massachusetts busi-ness trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obliga-tions. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and omission insurance) and the Trust itself was unable to meet its obligations.

  As of March 31, 1997, MFS Fund Distributors, Inc., Boston, MA, owns 80.53% of the Value Series' shares and 98.31% of the Limited Maturity Series' shares, and, therefore, controls such Series; United of Omaha Life Insurance Company, Omaha, NE, owns 50.75% of the Research Series' shares, 75.63% of the High In-come Series' shares and 33.02% of the World Governments Series' shares, and, therefore, controls such Series; Union Central Life Insurance Company--Group Annuity and Union Central Life Insurance Company--Individual Annuity, Cincin-nati, OH, own 28.17% and 52.03%, respectively, of the Growth With Income Se-ries' shares, and, therefore, each controls the Series; CG Variable Annuity-- Separate Account II, Hartford, CT, owns 44.85% of the Total Return Series and 29.08% of the Utilities Series' shares, and, therefore, controls such Series; Ameritas Life Insurance Company--Separate Account VA-2 (Annuity), Lincoln, NE, owns 56.16% of the Utilities Series' shares, and, therefore, controls the Se-ries; Century Life of America--Century Variable Annuity Account, Waverly, IA, owns 45.82% of the World Governments Series' shares, and, therefore, controls the Series; Massachusetts Financial Services Company, Boston, MA, owns 98.84% of the Emerging Markets Equity Series' shares, and, therefore, controls the Series; Kansas City Life Insurance Company--Variable Annuity, Kansas City, MO, owns 70.43% of the Bond Series' shares, and, therefore, controls the Series; and First Citicorp Life Insurance Company, Dover, DE, owns 81.98% of the Money Market Series' shares, and, therefore, controls the Series.

PERFORMANCE INFORMATION

  Each Series' performance may be quoted in advertising in terms of yield and, except for the Money Market Series, total return. Performance is based on his-torical results and is not intended to indicate future performance. Perfor-mance quoted for a Series includes the effect of deducting that Series' ex-penses, but may not include charges and expenses attributable to any particu-lar insurance product. Excluding these charges from quotations of a Series' performance has the effect of increasing the performance quoted. Performance for a Series will vary based on, among other things, changes in market condi-tions, the level of interest rates and the level of the Series' expenses. For further information about the Series' performance for the fiscal year ended December 31, 1996, please see the Series' Annual Reports. A copy of these An-nual Reports may be obtained without charge by contacting the Shareholder Ser-vicing Agent (see back cover for address and phone number).

  MONEY MARKET SERIES: From time to time, quotations of the Money Market Se-ries' "yield" and "effective yield" may be included in advertisements, sales literature or reports to shareholders or prospective investors. The yield of the Money Market Series refers to the net investment income generated by the Series over a specified seven-day period (the ending date of which will be stated). Included in "net investment income" is the amortization of market premium or accretion of market and original issue discount. This income is then "annualized." That is, the amount of income generated by the Series dur-ing that week is assumed to be generated during each week over a 365 day pe-riod and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Series is as-sumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  OTHER SERIES: From time to time, quotations of a Series' total return and yield may be included in advertisements, sales literature or reports to share-holders or prospective investors. The total return of a Series refers to re-turn assuming an investment has been held in the Series for one year and for the life of the Series (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in a Series. Cumu-lative total return represents the cumulative change in value of an investment in a Series. Both will assume that all dividends and capital gains distribu-tions were reinvested. The yield of a Series refers to net investment income generated by a Series over a specified 30-day (or one month) period. This in-come is then "annualized." That is, the amount of income generated by the Se-ries during that 30-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

EXPENSES

  The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of each Series (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to each Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of each Series; expenses of repurchas-ing and redeeming shares and servicing shareholder accounts; expenses of pre-paring, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; bro-kerage and other expenses connected with the execution, recording and settle-ment of portfolio security transactions; insurance premiums; fees and expenses of Investors Bank & Trust Company, the Trust's Custodian, for all services to each Series, including safekeeping of funds and securities and maintaining re-quired books and accounts; expenses of calculating the net asset value of shares of each Series; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of each Series and the preparation, printing and mailing of prospectuses are borne by each Series except that the Distribution Agreement with MFD requires MFD to pay for pro-spectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific Series are allocated between the Series in a manner believed by management of the Trust to be fair and equitable.

  Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear expenses of each of the Series such that the respective Series' "Other Expenses," which are defined to include all expenses of the Series ex-cept for management fees, do not exceed the following percentages of the aver-age daily net assets of the Series (the "Maximum Percentage"): 0.40% for the Bond Series, 0.45% for the Limited Maturity Series, 0.10% for the Money Market Series, and 0.25% for each remaining Series. The obligation of MFS to bear these expenses for a Series terminates on the last day of the Series' fiscal year in which its "Other Expenses" are less than or equal to the Maximum Per-centage. The payments made by MFS on behalf of each Series under this arrange-ment are subject to reimbursement by the Series to MFS, which will be accom-plished by the payment of an expense reimbursement fee by the Series to MFS computed and paid monthly at a percentage of the Series' average daily net as-sets for its then current fiscal year, with a limitation that immediately af-ter such payment the Series' "Other Expenses" will not exceed the Maximum Per-centage. This expense reimbursement by each Series to MFS terminates on the earlier of the date on which payments made by the Series equal the prior pay-ment of such reimbursable expenses by MFS or December 31, 2004.

SHAREHOLDER COMMUNICATIONS

  Owners of Contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies semi-annual financial statements and audited year-end financial statements certified by the Trust's independent certified public accountants. Each report will show the investments owned by the Trust and the valuations thereof as determined by the Trustees and will provide other information about the Trust and its operations.

  Participating Insurance Companies with inquiries regarding the Trust may call the Trust's Shareholder Servicing Agent. (See back cover for address and phone number.)

                               ----------------

  The SAI for the Trust, dated September 30, 1997, as amended or supplemented from time to time, contains more detailed information about each of the Se-ries, including information related to: (i) the investment policies and re-strictions of each Series; (ii) the Trustees, officers and investment adviser of the Trust; (iii) portfolio transactions; (iv) the shares of each Series, including rights and liabilities of shareholders; (v) the method used to cal-culate yield and total rate of return quotations of each Series; (vi) the de-termination of net asset value of shares of each Series; and (vii) certain voting rights of shareholders of each Series.

                                                                     APPENDIX A

                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the qual-ity of various debt instruments. It should be emphasized, however, that rat-ings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                        MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exception-ally stable margin and principal is secure. While the various protective ele-ments are likely to change, such changes as can be visualized are most un-likely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving secu-rity to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest pay-ments and principal security appear adequate for the present but certain pro-tective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteris-tics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position char-acterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. an application for rating was not received or accepted;

  2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

  3. there is a lack of essential data pertaining to the issue or issuer; or

  4. the issue was privately placed, in which case the rating is not pub-lished in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                      STANDARD & POOR'S RATINGS SERVICES

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay inter-est and repay principal. Whereas it normally exhibits adequate protection pa-rameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to in-adequate capacity to meet timely interest and principal payments. The BB rat-ing category is also used for debt subordinated to senior debt that is as-signed an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopar-dized.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Indicates that no public rating has been requested, that there is insuf-ficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

A-1 AND P-1 COMMERCIAL PAPER RATINGS

Description of S&P, Fitch and Moody's highest commercial paper ratings:

  The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indi-cates that the degree of safety regarding timely payment is either overwhelm-ing or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

  The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capac-ity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reli-ance on debt and ample asset protection; (4) broad margins in earnings cover-age of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of al-ternate liquidity.

                         FITCH INVESTORS SERVICE, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and pre-pay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable fu-ture developments, short-term debt of these issuers is generally rated "F-1+'.

  A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest of principal.

  PLUS(+) MINUS(-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rated category. Plus and minus signs, however, are not used in the "AAA' category.

  NR: indicates that Fitch does not rate the specific issue.

  CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

  SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

  WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

  FITCHALERT: Ratings are placed on FitchAlert to notify investors of an oc-currence that is likely to result in a rating change and the likely direction of such change. These are designated a "Positive," indicating a potential up-grade, "Negative," for potential downgrade, or "Evolving," where ratings may be lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

                        DUFF & PHELPS CREDIT RATING CO.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and or very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable fu-ture developments, short-term debt of these issuers is generally rated "D-1+'.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business, and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the "AAA' category.

  NR: Indicates that Duff & Phelps does not rate the specific issue.

                       DUFF & PHELPS SHORT-TERM RATINGS

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obli-gations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1: High certainty of timely payment. Liquidity factors are strong and sup-ported by good fundamental protection factors. Risk factors are very small.

  D-2: Good certainty of timely payment. Liquidity factors and company funda-mentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                                                     APPENDIX B

                  PRINCIPAL SECTORS OF THE UTILITIES INDUSTRY

The principal sectors of the utility industry in which the Utilities Series may invest are discussed below.

ELECTRIC -- The electric utility industry consists of companies that are en-gaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. Domestic electric utility companies, in general, recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power out-side of their traditional geographic areas. Electric utility companies histor-ically have been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate.

  In the U.S., the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. In-creased scrutiny might result in higher operating costs and higher capital ex-penditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nu-clear fuel and for the de-commissioning of such plants.

TELECOMMUNICATIONS -- The telephone industry is large and highly concentrated. Companies that distribute telephone services and provide access to the tele-phone networks comprise the greatest portion of this segment. Telephone compa-nies in the U.S. are still experiencing the effects of the breakup of American Telephone & Telegraph Company, which occurred in 1984. Since 1984, companies engaged in telephone communication services have expanded their non-regulated activities into other businesses, including cellular telephone services, data processing, equipment retailing, computer software and hardware services, and financial services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than had been allowed in traditionally regulated businesses. Increasing competition, technological innovations and other structural changes, however, could adversely affect the profitability of such utilities.

GAS -- Gas transmission companies and gas distribution companies are also un-dergoing significant changes. In the U.S., interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy pric-es. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Adviser, however, envi-ronmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

WATER -- Water supply utilities are companies that collect, purify, distribute and sell water. In the U.S. and around the world, the industry is highly frag-mented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

                               ----------------

  There can be no assurance that the positive developments noted above, in-cluding those relating to changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

                                                                     APPENDIX C

                            MFS HIGH INCOME SERIES
                          PORTFOLIO COMPOSITION CHART
                    FOR FISCAL YEAR ENDED DECEMBER 31, 1996

The table below shows the percentages of the Series' assets at December 31, 1996 invested in bonds assigned to the various rating categories by S&P, Moody's (provided only for bonds not rated by S&P), Fitch (provided only for bonds not rated by S&P or Moody's) and Duff & Phelps (provided only for bonds not rated by S&P, Moody's or Fitch) and in unrated bonds determined by MFS to be of comparable quality. For split rated bonds, the S&P rating is used. When an S&P rating is unavailable, secondary sources are selected in the following order: Moody's, Fitch and Duff & Phelps.

                                                          UNRATED BONDS
                         COMPILED                         OF COMPARABLE
    RATING               RATINGS                             QUALITY                            TOTAL
    ------               --------                         -------------                         -----
    AAA/Aaa
    AA/Aa
    A/A
    BBB/Baa
    BB/Ba                 12.02                                                                 12.02
    B/B                   69.41                               3.93                              73.34
    CCC/Caa                4.49                                                                  4.49
    CC/Ca
    C/C
    Default                 .58                                                                   .58
                          -----                               ----                              -----
      TOTAL               86.50                               3.93                              90.43

The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent years. Rather, the Series' investment objec-tive, policies and restrictions indicate the extent to which the Series may purchase securities in the various categories.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN
Investors Bank & Trust Company
89 South Street, Boston, MA 02111

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 343-2829, ext. 3500

MAILING ADDRESS:
P.O. Box 1400, Boston, MA 02104-9985

INDEPENDENT AUDITORS
Deloitte & Touche llp
125 Summer Street, Boston, MA 02110


                [LOGO OF MFS INVESTMENT MANAGEMENT APPEARS HERE]


                        MFS(R) VARIABLE INSURANCE TRUST

                     500 Boylston Street, Boston, MA 02116

                          --------------------------

                        MFS(R) VARIABLE INSURANCE TRUST

               [LOGO OF MFS VARIABLE INSURANCE TRUST APPEARS HERE]


                                   PROSPECTUS

                               SEPTEMBER 30, 1997


                           --------------------------

MFS(R) VARIABLE                               STATEMENT OF
INSURANCE TRUST/SM/                           ADDITIONAL INFORMATION

                                                          September 30, 1997
-------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
  1. General Information and Definitions..................................    2
  2. Investment Techniques................................................    2
  3. Investment Restrictions..............................................   20
  4. Management of the Trust..............................................   21
     Trustees.............................................................   21
     Officers.............................................................   21
     Trustee Compensation Table...........................................   23
     Investment Adviser...................................................   23
     Investment Advisory Agreement........................................   23
     Administrator........................................................   25
     Custodian............................................................   25
     Shareholder Servicing Agent..........................................   25
     Distributor..........................................................   25
  5. Portfolio Transactions and Brokerage Commissions.....................   25
  6. Tax Status...........................................................   27
  7. Net Income and Distributions.........................................   27
  8. Determination of Net Asset Value; Performance Information............   28
  9. Description of Shares, Voting Rights and Liabilities.................   30
 10. Independent Auditors and Financial Statements........................   31
 11. Appendix A--Performance Quotations...................................  A-1

MFS(R) VARIABLE INSURANCE TRUST/SM/
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to in-vestors but which is not necessarily included in the Trust's Prospectus, dated September 30, 1997, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for ad-dress and phone number).

THIS SAI RELATES TO THE TWELVE SERIES OF THE TRUST IDENTIFIED ON PAGE 2 HERE-OF. SHARES OF THESE SERIES ARE OFFERED TO SEPARATE ACCOUNTS OF CERTAIN INSUR-ANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") THAT FUND VARIABLE ANNU-ITY AND VARIABLE LIFE INSURANCE CONTRACTS ("CONTRACTS"). PARTICIPATING INSUR-ANCE COMPANIES MAY CHOOSE TO OFFER AS INVESTMENT OPTIONS TO THEIR CONTRACT HOLDERS LESS THAN ALL OF THE TRUST'S SERIES, IN WHICH CASE THE TRUST'S PRO-SPECTUS FOR THOSE PARTICIPATING INSURANCE COMPANIES WILL BE REVISED TO DE-SCRIBE ONLY THE SERIES OFFERED. THEREFORE, WHILE CERTAIN VERSIONS OF THE TRUST'S PROSPECTUS WILL DESCRIBE ONLY CERTAIN OF THE TRUST'S SERIES, THIS SAI INCLUDES INFORMATION ON OTHER SERIES WHICH ARE NOT OFFERED PURSUANT TO SUCH PROSPECTUSES; IN WHICH CASE INFORMATION CONCERNING THESE OTHER SERIES CON-TAINED HEREIN SHOULD BE DISREGARDED.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. GENERAL INFORMATION AND DEFINITIONS

MFS Variable Insurance Trust (the "Trust") is a professionally managed open-end management investment company (a "mutual fund") consisting of twelve sepa-rate series: MFS Emerging Growth Series (the "Emerging Growth Series"), MFS Value Series (the "Value Series"), MFS Research Series (the "Research Se-ries"), MFS Growth With Income Series (the "Growth With Income Series"), MFS Total Return Series (the "Total Return Series"), MFS Utilities Series (the "Utilities Series"), MFS High Income Series (the "High Income Series"), MFS World Governments Series (the "World Governments Series"), MFS/Foreign & Colo-nial Emerging Markets Equity Series (the "Emerging Markets Equity Series"), MFS Bond Series (the "Bond Series"), MFS Limited Maturity Series (the "Limited Maturity Series") and MFS Money Market Series (the "Money Market Series") (in-dividually or collectively hereinafter referred to as a "Series" or the "Se-ries"). The Emerging Growth Series was previously known as the "OTC Series" until its name was changed on June 1, 1995. The Value Series was previously known as the "Growth Series" until its name was changed on April 25, 1996. The Emerging Markets Equity Series was previously known as the "Strategic Fixed Income Series" until its name was changed on July 31, 1997.

Each Series' investment adviser and distributor is, respectively, Massachu-setts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Dis-tributors, Inc. ("MFD" or the "Distributor"), each a Delaware corporation.

The Emerging Markets Equity Series has retained as its sub-advisers Foreign & Colonial Management Ltd. ("FCM") and Foreign & Colonial Emerging Markets Lim-ited ("FCEM") (collectively, the "Sub-Adviser"), both of which are located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom.

2. INVESTMENT TECHNIQUES

EMERGING MARKETS: The Emerging Markets Equity Series may invest up to 100% of its assets in securities of government, government-related, supranational and corporate issuers located in emerging markets. Each other Series may invest in emerging market securities to the extent that they can invest in foreign secu-rities. Such investments entail significant risks as described in the Prospec-tus under the caption "Additional Risk Factors" and as more fully described below.

COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the pri-vate sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging mar-kets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, national-ization, political, economic or social instability or other similar develop-ments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.

SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a pay-ment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be sub-ject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these gov-ernments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may fur-ther impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sover-eign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commer-cial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obli-gations as those payments have come due. Obligations arising from past re-structuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be af-fected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral or-ganizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country govern-mental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in in-ternational interest rates since the majority of these obligations carry in-terest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluc-tuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obli-gations.

LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liq-uid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S stan-dards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trad-ing volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth funda-mental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such mar-kets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series be-lieves that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

DEFAULT; LEGAL RECOURSE -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities, remedies from defaults on debt obligations issued by emerging market govern-ments, unlike those on private debt, must be pursued in the courts of the de-faulting party itself. The Series' ability to enforce its rights against pri-vate issuers may be limited. The ability to attach assets to enforce a judg-ment may be limited. Legal recourse is therefore somewhat diminished. Bank-ruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of con-siderable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obli-gations in the event of default under commercial bank loan agreements.

INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse ef-fects on the economies and securities markets of certain emerging market coun-tries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

WITHHOLDING -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation ap-plicable to the Series or to entities in which the Series has invested. The Adviser and the Sub-Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN CURRENCIES -- The Series may invest in securities denominated in for-eign currencies. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Series' assets denominated in those currencies. The Series may attempt to minimize the impact of these changes to the U.S. dollar value of the Se-ries' portfolio by engaging in certain hedging practices, such as entering into Futures Contracts and Options on Foreign Securities as described below.

Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, cer-tain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Series' portfolio se-curities are denominated may have a detrimental impact on the Series' net as-set value.

INVESTMENT IN OTHER INVESTMENT COMPANIES: The Emerging Markets Equity Series' investment in other investment companies, as described in the Prospectus, is limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), and applicable state securities laws. Such investment may also involve the payment of substantial premiums above the value of such investment compa-nies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

LENDING OF PORTFOLIO SECURITIES: Each of the Series (except the Money Market Series) may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, United States ("U.S.") Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Series would have the right to call a loan and obtain the securities loaned at any time on customary industry set-tlement notice (which will not usually exceed five business days). For the du-ration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral. The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in antic-ipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in re-covery or even loss of rights in the collateral should the borrower of the se-curities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 10% of the value of a Series' net assets.

REPURCHASE AGREEMENTS: Each of the Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government se-curities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference be-ing income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the re-purchase price on repurchase. In either case, the income to the Series is un-related to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liqui-date the securities, the seller is subject to a proceeding under the bank-ruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. Each Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, each Series only enters into repurchase agreements after the Ad-viser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a Se-ries has the right to make margin calls at any time if the value of the secu-rities falls below the agreed upon margin.

"WHEN-ISSUED" SECURITIES: Each of the Series (except the Research Series, the World Governments Series and the Money Market Series) may purchase securities on a "when-issued" or on a "forward delivery" basis. Although a Series is not limited as to the amount of these securities for which it may have commitments to purchase on such bases, it is expected that under normal circumstances the Series will not commit more than 20% of its total assets to such purchases. When a Series commits to purchase these securities on a "when-issued" or "for-ward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") con-cerning such purchases. Since that policy currently recommends that an amount of the Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series will always have liquid assets sufficient to cover any commitments or to limit any potential risk. Although no Series intends to make such purchases for speculative pur-poses and each Series intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Series may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: Each of the Total Return Series, the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for deliv-ery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Series record these trans-actions as sale and purchase transactions, rather than as borrowing transac-tions. During the roll period, a Series foregoes principal and interest paid on the mortgage-backed securities. A Series is compensated for the lost inter-est by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the inter-est earned on the cash proceeds of the initial sale. A Series may also be com-pensated by receipt of a commitment fee. In the event that the party with whom the Series contracts to replace substantially similar securities on a future date fails to deliver such securities, the Series may not be able to obtain such securities at the price specified in such contract and thus may not bene-fit from the price differential between the current sales price and the repur-chase price.

CORPORATE ASSET-BACKED SECURITIES: Each of the Emerging Growth Series, the To-tal Return Series, the Bond Series, the Limited Maturity Series, the High In-come Series and the Utilities Series may invest in corporate asset-backed se-curities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan re-ceivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related auto-mobile receivables. In addition, because of the large number of vehicles in-volved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. There-fore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets repre-senting the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) li-quidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
Each of the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securi-ties (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribu-tion dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribu-tion date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying securi-
ty). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of principals of interest payments or principal payments.

Each of the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("'PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

STRIPPED MORTGAGE-BACKED SECURITIES: Each of the Bond Series, the World Gov-ernments Series and the High Income Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies of or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different propor-tions of the interest and principal distributions from a pool of mortgage as-sets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the prin-cipal-only or "PO" class). The yield to maturity on an IO is extremely sensi-tive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the under-lying Mortgage Assets experience greater than anticipated prepayments of prin-cipal, a Series may fail to fully recoup its initial investment in these secu-rities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trad-ing markets for these securities have not yet developed, although the securi-ties are traded among institutional investors and investment banking firms.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Emerging Markets Equity Series and the High Income Series may purchase loan participations and other direct indebtedness. In purchasing a loan participation, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Series more protec-tion than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collat-eral from a secured loan or other direct indebtedness would satisfy the corpo-rate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance inter-nal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is re-sponsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which a Se-ries would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Series may also pur-chase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations and the other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Series to increase its investment in a company at a time when the Series might not oth-erwise decide to do so (including at a time when the company's financial con-dition makes it unlikely that such amounts will be repaid). To the extent that a Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

A Series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the finan-cial condition of the borrower. In selecting the loan participations and other direct indebtedness which a Series will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Series may be required to rely upon another lending institu-tion to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebt-edness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institu-tion and will treat both the borrower and the lending institution as an "issu-er" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a Series. For example, if a loan or other direct indebtedness is foreclosed, a Series could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Series could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresenta-tion. In the absence of definitive regulatory guidance, each Series relies on the Adviser's research in an attempt to avoid situations where fraud and mis-representation could adversely affect a Series. In addition, loan participa-tions and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may ex-ist to resell such instruments. As a result, a Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such in-vestments are illiquid, a Series will include them in the investment limita-tions described below.

MORTGAGE PASS-THROUGH SECURITIES: Each of the Total Return Series, the Bond Series, the World Governments Series, the Limited Maturity Series and the High Income Series may invest in mortgage pass-through securities. The Utilities Series may invest in mortgage pass-through securities that are securities is-sued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepay-ment. Prepayments on underlying mortgages result in a loss of anticipated in-terest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securi-ties, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guar-anteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mort-gage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mort-gage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage in-surance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide a monthly payment which consists of both in-terest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Ad-ditional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the sched-uled payment dates regardless of whether the mortgagor actually makes the pay-ment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Devel-opment. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mort-gage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockhold-ers. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of in-terest than government and government-related pools because there are no di-rect or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, in-cluding individual loan, title, pool and hazard insurance and letters of cred-it. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Series may also buy mortgage-related securities without insurance or guarantees.

INDEXED SECURITIES: Each of the Value Series, the Total Return Series, the High Income Series, the Bond Series, the Utilities Series, the World Govern-ments Series and the Emerging Markets Equity Series may purchase securities whose prices are indexed to the prices of other securities, securities indi-ces, currencies, precious metals or other commodities, or other financial in-dicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is de-termined by reference to a specific instrument or statistic. Gold-indexed se-curities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified for-eign currencies, and may offer higher yields than U.S. dollar-denominated se-curities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs sim-ilarly to a foreign-denominated instrument, or their maturity value may de-cline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-in-dexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the perfor-mance of the security, currency, or other instrument to which they are in-dexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline sub-stantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. govern-ment agencies.

SWAPS AND RELATED TRANSACTIONS: Each of the High Income Series, the World Gov-ernments Series, the Emerging Markets Equity Series, the Bond Series and the Limited Maturity Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include expo-sure to a variety of different types of investments or market factors. Depend-ing on their structure, swap agreements may increase or decrease a Series' ex-posure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other fac-tors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Series is not lim-ited to any particular form or variety of swap agreement if MFS determines it is consistent with the Series' investment objective and policies.

Each of the High Income Series, the World Governments Series, the Emerging Markets Equity Series, the Bond Series and the Limited Maturity Series will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If a Series enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain cash or liquid assets with its Custo-dian with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Se-ries is entitled to receive under the agreement. If a Series enters into a swap agreement on other than a net basis, it will maintain cash or liquid as-sets with a value equal to the full amount of the Series' accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and col-lars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser or Sub-Adviser, as applicable, is incorrect in its forecasts of such factors, the investment performance of a Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, poten-tially resulting in losses.

If the counterparty defaults, a Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. Each Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

OPTIONS ON SECURITIES: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series and the High In-come Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by a Series may be covered in the manner set forth below.

A call option written by a Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that se-curity without additional cash consideration (or for additional cash consider-ation held in a segregated account by its custodian) upon conversion or ex-change of other securities held in its portfolio. A call option is also cov-ered if a Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in liquid assets in a segregated account with its custodian. A put option written by a Series is "covered" if the Series maintains liquid assets with a value equal to the exercise price in a segregated account with its cus-todian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Series in liquid assets in a segregated account with its custodian. Put and call options written by a Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is trad-ed, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the under-lying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will per-mit a Series to write another call option on the underlying security with ei-ther a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit a Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Series, provided that another option on such security is not written. If a Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

A Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by a Series is more than the premium paid for the original purchase. Conversely, a Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establish-ing the option position. Because increases in the market price of a call op-tion will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

The Series may write options in connection with buy-and-write transactions; that is, a Series may purchase a security and then write a call option against that security. The exercise price of the call a Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying se-curity alone. If the call options are exercised in such transactions, a Se-ries' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security de-clines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return charac-teristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, a Series may elect to close the position or retain the option until it is exercised, at which time the Se-ries will be required to take delivery of the security at the exercise price; a Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Series in the same market environments that call options are used in equivalent buy-and-write transactions.

A Series may also write combinations of put and call options on the same secu-rity, known as "straddles," with the same exercise price and expiration date. By writing a straddle, a Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exer-cised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the

Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums re-ceived on the writing of the two options. Conversely, if the price of the se-curity declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the pur-chase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securi-ties will not be undertaken by a Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transac-tions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be ac-quired, up to the amount of the premium.

A Series may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of port-folio securities. If such decline occurs, the put options will permit a Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Series may purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the secu-rities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

In certain instances, the Emerging Growth Series may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury secu-rity at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is de-termined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Series than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termina-tion, rather than the initiation, of the option. If the premium is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES: Each of the Emerging Growth Series, the Value Se-ries, the Total Return Series, the Growth With Income Series, the Utilities Series and the Emerging Markets Equity Series may write (sell) covered call and put options and purchase call and put options on stock indices. In con-trast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settle-ment upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

A Series may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for addi-tional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Series in liquid assets in a segregated account with its custodian. A Series may cover put options on stock indices by maintaining liq-uid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Series in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Series will receive a premium from writing a put or call option, which in-creases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreci-ation in the Series' stock investments. By writing a put option, a Series as-sumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Series correlate with changes in the value of the in-dex, writing covered put options on indices will increase a Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Series may also purchase put options on stock indices to hedge its invest-ments against a decline in value. By purchasing a put option on a stock index, a Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Series' investments does not decline as anticipated, or if the value of the option does not in-crease, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely de-pend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

The purchase of call options on stock indices may be used by a Series to at-tempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call op-tions for this purpose, a Series will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The pur-chase of call options on stock indices when a Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility sim-ilar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of se-curities of particular industry groups, such as those of oil and gas or tech-nology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

YIELD CURVE OPTIONS: Each of the Value Series, the Total Return Series, the Bond Series, the World Governments Series and the High Income Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the dif-ference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on se-curities. Specifically, a Series may purchase or write such options for hedg-ing purposes. For example, a Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and antici-pates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Series may also pur-chase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of op-tions. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Series will be "covered." A call (or put) option is cov-ered if the Series holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custo-dian cash or cash equivalents sufficient to cover the Series' net liability under the two options. Therefore, a Series' liability for such a covered op-tion is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other man-ner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet de-veloped. Because these securities are over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Series' as-sets (the "SEC illiquidity ceiling").

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. Although the Adviser disagrees with this position, the Adviser in-tends to limit each Series' writing of over-the-counter options in accordance with the following procedure. Except as provided below, a Series intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the con-tracts which a Series has in place with such primary dealers will provide that the Series has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will ex-ceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Series for writing the option, plus the amount, if any, of the option's in-trinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Series will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. A Series may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

FUTURES CONTRACTS: Each of the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Limited Ma-turity Series, the High Income Series and the Utilities Series may purchase and sell futures contracts ("Futures Contracts") on foreign or domestic fixed income securities or indices of such securities. Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Growth With Income Se-ries and the Emerging Markets Equity Series may purchase and sell Futures Con-tracts on stock indexes, while the Emerging Growth Series, the Value Series, the Total Return Series, the World Governments Series, the Growth With Income Series, the Emerging Markets Equity Series and the Utilities Series may pur-chase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign cur-rency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is set-tled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the bro-ker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect a Series' current or intended stock investments from broad fluctua-tions in stock prices. For example, a Series may sell stock index futures con-tracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might other-wise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Se-ries is not fully invested in the securities market and anticipates a signifi-cant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might en-ter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserves could then be used to buy long-term bonds on the cash market. A Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique al-lows a Series to hedge its interest rate risk without having to sell its port-folio securities.

As noted in the Prospectus, a Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluc-tuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, a Series could protect against a rise in the dollar cost of for-eign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the un-derlying currencies. Where a Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

OPTIONS ON FUTURES CONTRACTS: Each Series that may buy or sell Futures Con-tracts (see "Futures Contracts" above) also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging pur-poses and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associ-ated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin re-quirements on the option position.

A position in an Option on a Futures Contract may be terminated by the pur-chaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exer-cise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by a Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Com-modities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.

A Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Series in liquid assets in a segregated ac-count with its custodian. A Series may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Series in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exer-cise of a call Option on a Futures Contract written by a Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by a Series is exercised, the Series will be required to pur-chase the underlying Futures Contract which, if the Series has covered its ob-ligation through the sale of such Contract, will close out its futures posi-tion.

The writing of a call option on a Futures Contract for hedging purposes con-stitutes a partial hedge against declining prices of the securities or other instruments required to be delivered un-der the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, less related transaction costs, which provides a par-tial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a par-tial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a Series will retain the full amount of the option premium which provides a par-tial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exer-cised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, a Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfo-lio securities.

The Series may purchase Options on Futures Contracts for hedging purposes in-stead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a re-sult of a projected market-wide decline or changes in interest or exchange rates, a Series could, in lieu of selling Futures Contracts, purchase put op-tions thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call Options on Futures Contracts, rather than pur-chasing the underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY: Each of the Emerging Growth Series, the Value Series, the Research Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the High Income Series and the Utilities Series may enter into forward foreign currency exchange contracts for hedging and, in certain Series, non-hedging purposes (collectively, "Forward Contracts"). Forward Con-tracts may be used for hedging to attempt to minimize the risk to the Series from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Series intend to enter into Forward Contracts for hedging pur-poses similar to those described above in connection with foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio secu-rities denominated in such currency. Conversely, a Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire. A Series also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed income security denominated in a foreign currency. In addition, the Series may enter into Forward Contracts for "cross hedging" purposes (e.g., the purchase or sale of a Forward Contract on one type of currency, as a hedge against adverse fluctuations in the value of a second type of currency).

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such For-ward Contracts, a Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates or natural resources prices. The Series do not intend, in most instances, to hold Forward Contracts entered into until maturity, at which time they would be required to deliver or accept delivery of the underlying currency, but will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix a Series' profit or loss based upon the value of the contracts at the time the offset-ting transaction is executed.

The Series may also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also in-volves increased risk. For example, a Series may purchase a given foreign cur-rency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Series may sell the currency through a Forward Contract if the Adviser be-lieves that its value will decline relative to the dollar.

A Series entering into such transactions will profit if the anticipated move-ments in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent an-ticipated, however, the Series may sustain losses, which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Series has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover " in connec-tion with the purchase and sale of such contracts. In those instances in which the Series satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, which will be marked to mar-ket on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Con-tracts. In such event, the Series' ability to utilize Forward Contracts in the manner set forth above may be restricted.

OPTIONS ON FOREIGN CURRENCIES: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the High Income Series and the Utilities Series may purchase and write options on for-eign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be uti-lized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securi-ties, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such cur-rency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, howev-er, the benefit to a Series deriving from purchases of foreign currency op-tions will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in ex-change rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner pro-jected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by a Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writ-ing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Series would be re-quired to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

ADDITIONAL RISK FACTORS:

OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A SERIES' PORTFOLIO. The Series' ability effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, Options on Futures Con-tracts, Forward Contracts and options on foreign currencies depend on the de-gree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolios. In the case of futures and options based on an index, the portfolio will not dupli-cate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of For-ward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Series bear the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Series purchases a put option on an index and the index de-creases less than the value of the hedged securities, the Series would experi-ence a loss which is not completely offset by the put option. It is also pos-sible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addi-tion, a Series may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the curren-cies underlying such instruments. In such instances, the Series will be sub-ject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market in-dex. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Series enters into transactions in options, or futures on narrowly-based indexes for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between move-ments in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin re-quirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by specu-lators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to pre-dict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, gener-ally tends to diminish as the maturity date of the Futures Contract or expira-tion date of the option approaches.

Further, with respect to options on securities, options on stock indexes, op-tions on currencies and Options on Futures Contracts, the Series are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Series in connection with such transactions.

In writing a covered call option on a security, index or futures contract, a Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a Series cov-ers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Series' portfolio. When a Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such ob-ligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exer-cised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, a Series may be required to forego the benefits which might otherwise have been ob-tained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, a Series' overall return may be lower than if it had not engaged in the hedg-ing transactions.

Those Series that may enter transactions in options (except for Options on Foreign Currencies), Futures Contracts, Options on Futures Contracts and For-ward Contracts for hedging purposes may also enter into such transactions for non-hedging purposes. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that cash or secu-rities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accor-dance with the rules of the exchange on which the option is traded and appli-cable laws and regulations. Nevertheless, the method of covering an option em-ployed by a Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. Entering into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes could expose the Series to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, a Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was en-tered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no as-surance that such a market will exist for any particular contracts at any spe-cific time. In that event, it may not be possible to close out a position held by a Series, and the Series could be required to purchase or sell the instru-ment underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has in-sufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvan-tageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge their portfolios, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the con-tract, no trades may be entered into at a price beyond the limit, thus pre-venting the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, gov-ernment intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is success-ful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where a Series enters into such transactions for other than hedging purposes, the margin requirements associ-ated with such transactions could expose the Series to greater risk.

TRADING AND POSITION LIMITS. The exchange on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different ex-changes or held or written in one or more accounts or through one or more bro-
kers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfo-lios of the Series.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option pur-chased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the addi-tional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CON-DUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign curren-cies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquid-ity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or elimi-nate trading and could have a substantial adverse effect on the value of posi-tions held by a Series. Further, the value of such positions could be ad-versely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no sys-tematic reporting of last sale information with respect to the foreign curren-cies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign cur-rency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Series in Futures Contracts and ex-change-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets reg-ulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial insti-tutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Op-tions Exchange, subject to SEC regulation. In an over-the-counter trading en-vironment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a fi-nancial institution willing to take the opposite side, as principal, of a Se-ries' position unless the institution acts as broker and is able to find an-other counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Series could be required to re-tain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could re-sult in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby re-stricting the Series' ability to enter into desired hedging transactions. A Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such ex-changes. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially per-mitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market de-scribed above, as well as the risks regarding adverse market movements, mar-gining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign curren-cies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly set-tlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of curren-cy, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Series will not be deemed to be a "commodity pool" for pur-poses of the Commodity Exchange Act, regulations of the CFTC require that a Series enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regula-tions), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Series' assets. In addition, the Series must comply with the requirements of various state securities laws in connection with such transactions.

Each Series has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Series' total assets. Moreover, a Series will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.

When a Series purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Series custodian so that the amount so segregated will at all times equal the value of the Futures Con-tract, thereby insuring that the leveraging effect of such futures is mini-mized.

RISKS OF INVESTING IN LOWER RATED BONDS

Each of the Emerging Growth Series, the Value Series, the Research Series, the Total Return Series, the Bond Series, the Limited Maturity Series, the Emerg-ing Markets Equity Series, the High Income Series and the Utilities Series may invest in fixed income securities rated Baa by Moody's Investors Serv-ice, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securi-ties.

Each of these Series (except the Limited Maturity Series) may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described in the Prospectus. No minimum rating standard is required by the Series. These securities are considered speculative and, while gener-ally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and indus-try developments and the market's perception of their credit quality (espe-cially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's per-ception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of in-vestment grade fixed income securities, and it also may be more difficult dur-ing times of certain adverse market conditions to sell these lower rated secu-rities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Ad-viser's own independent and ongoing review of credit quality. To the extent the Series invests in these lower rated securities, the achievement of its in-vestment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securi-ties. These lower rated securities may also include zero coupon bonds, de-ferred interest bonds and PIK bonds.

FOREIGN SECURITIES

The Limited Maturity Series may invest in dollar-denominated foreign debt se-curities. The Money Market Series may invest in dollar-denominated securities of foreign issuers and in dollar-denominated securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). The re-maining Series may invest in dollar-denominated and non dollar-denominated foreign securities. As discussed in the Prospectus, investing in foreign secu-rities generally represents a greater degree of risk than investing in domes-tic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities,in the foreign cur-rencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfa-vorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Series may hold such currencies for an indefinite period of time. While the holding of curren-cies will permit a Series to take advantage of favorable movements in the ap-plicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS

Each of the Series (except the Limited Maturity Series and the Money Market Series) may invest in American Depositary Receipts ("ADRs"), which are certif-icates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. A Series may invest in either type of ADR. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder com-munications and other information to the ADR holders at the request of the is-suer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can re-duce costs and delays as well as potential currency exchange and other difficulties. A Series may purchase se-curities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. A Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not sub-ject to the same reporting requirements in the United States as a domestic is-suer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own coun-try an the market value of an ADR may not reflect undisclosed material infor-mation concerning the issuer of the underlying security. ADRs may also be sub-ject to exchange rate risks if the underlying foreign securities are denomi-nated in foreign currency.

                                --------------

A Series' limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circum-stances will not be considered to result in a violation of policy.

3. INVESTMENT RESTRICTIONS

Each Series has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Series' shares (which, as used in this SAI, means the lesser of (i) more than 50% of the out-standing shares of the Trust or a Series, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a Series, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a Series, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are ad-hered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of any of the restrictions.

The Trust, on behalf of any Series, may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emer-gency purposes;

    (2) underwrite securities issued by other persons except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collat-eral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans to other persons. For these purposes, the purchase of com-mercial paper, the purchase of a portion or all of an issue of debt securi-ties, the lending of portfolio securities, or the investment of the Series' assets in repurchase agreements, shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations, (ii) the High In-come Series may invest up to 40% of its gross assets in each of the elec-tric utility and telephone industries, (iii) the Money Market Series may invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group and all utility companies as a group when in the opinion of management yield differentials and money mar-ket conditions suggest and when cash is available for such investment and instruments are available for purchase which fulfill that Series' objective in terms of quality and marketability, (iv) the Strategic Fixed Income Se-ries may invest up to 40% of its assets in each of the electric utility and telephone industries and (v) the Utilities Series will invest at least 25% of its gross assets in the utilities industry).

In addition, each Series has adopted the following nonfundamental policies which may be changed by the vote of the Trust's Board of Trustees without shareholder approval. The Trust, on behalf of any Series, will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Series' assets (taken at market value) (10% of assets in the case of the Money Market Series) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series' limitation on investment in illiquid securi-ties. Securities that are not registered under the

  1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% (10% in the case of the Money Market Series) limita-tion;

    (2) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

    (3) purchase any securities or evidences of interest therein on margin, except that the Series may obtain such short-term credit as may be neces-sary for the clearance of any transaction and except that the Series may make margin deposits in connection with any type of swap, option, Futures Contracts and Forward Contracts;

    (4) sell any security which the Series does not own unless by virtue of its ownership of other securities the Series has at the time of sale a right to obtain securities without payment of further consideration equiva-lent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (5) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross as-sets. For purposes of this restriction, collateral arrangements with re-spect to any type of swap, option, Futures Contracts and Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

    (6) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign curren-cies and Futures Contracts;

    (7) invest for the purpose of exercising control or management;

    (8) hold obligations issued or guaranteed by any one U.S. Governmental agency or instrumentality, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Series to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury regulations issued thereunder on segregated asset accounts that fund variable contracts.

In addition, as nonfundamental policies which may be changed by vote of the Trust's Board of Trustees: (i) each Series, to the extent that it invests in foreign securities, will be invested in a minimum of five different foreign countries at all times, provided that this minimum is reduced to four when foreign country investments comprise less than 80% of the Series' net assets, to three when less than 60% of such value, to two when less than 40% of such value, and to one when less than 20% of such value; (ii) no Series will have more than 20% of its net assets invested in securities of issuers located in any one foreign country, provided that a Series may have up to 35% of its net assets invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or West Germany; (iii) no Series may borrow amounts in excess of 10% of its net assets when borrowing for any general purpose or in excess of 25% of net assets when borrowing as a temporary measure to facil-itate redemptions; and (iv) no Series may enter into hedging transactions by purchasing put and call options, futures contracts or other derivative instru-ments on securities, in an aggregate market value equivalent to more than 10% of its total assets. For purposes of clauses (i) and (ii) above, ADRs and Eu-ropean Depositary Receipts shall be deemed to be foreign securities.

4. MANAGEMENT OF THE TRUST

The Board of Trustees of the Trust provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Se-ries' assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have var-ied during that period.)

TRUSTEES

A. KEITH BRODKIN*, Chairman and President (born 8/4/35) Massachusetts Finan-cial Services Company, Chairman.

NELSON J. DARLING, JR. (born 12/27/20) Professional Trustee Address: 27 School Street, Boston, Massachusetts

WILLIAM R. GUTOW (born 9/27/41)Private Investor; Real Estate Consultant; Capi-tol Entertainment (Blockbuster Video Franchise), Vice Chairman.Address: 3102 Maple Avenue, #100, Dallas, Texas

OFFICERS

W. THOMAS LONDON*, Treasurer (born 3/1/44) Massachusetts Financial Services Company, Senior Vice President.

STEPHEN E. CAVAN*, Secretary and Clerk (born 11/6/53) Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secre-tary.

JAMES R. BORDEWICK, JR.*, Assistant Secretary (born 3/6/59) Massachusetts Fi-nancial Services Company, Senior Vice President and Associate General Counsel.

JAMES O. YOST*, Assistant Treasurer (born 6/12/60) Massachusetts Financial Services Company, Vice President.
-----------------
*"Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Mr. Brodkin and each officer hold comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the invest-ment adviser or distributor. Messrs. Brodkin and Cavan are the Chairman and the Secretary, respectively, of MFD and hold similar positions with certain other MFS affiliates.

As of March 31, 1997, all Trustees and officers as a group owned less than 1% of each Series.

Listed in the chart below are the name, address and percentage of ownership of each person of record or known by the Trust to own of record or beneficially five percent or more of any Series' outstanding securities as of March 31, 1997 (except with respect to the Emerging Markets Equity Series, which shows per-centage of ownership of outstanding securities as of September 2, 1997).

                                                             % OF
                                                          OUTSTANDING
 SERIES                    OWNER & ADDRESS                  SHARES
 ------------ -----------------------------------------   -----------
 MFS Emerging Ameritas Life Insurance Company               13.77%
  Growth      Separate Account VA-2 (Annuity)
  Series      5900 O Street
              Lincoln, NE 68510-2234
              United of Omaha Life Insurance Company        20.11%
              Mutual of Omaha Plaza
              Omaha, NE 68175
              Union Central Life Insurance Company           8.49%
              Group Annuity
              Mutual Funds -- Station 3
              1876 Waycross Road
              Cincinnati, OH 45240-2899
              Merrill Lynch Life Insurance Company          11.04%
              4804 Deer Lake Drive,
              East Jacksonville, FL 32246-6484
              Pruco Life of Arizona                          9.19%
              Flexible Premium Variable Annuity Account
              213 Washington Street
              Floor 7
              Newark, NJ 07102-2917
              Aetna Life Insurance & Annuity Company         8.19%
              151 Farmington Avenue
              Hartford, CT 06156-0001
              CUNA Mutual Life Insurance Company            13.43%
              Variable Annuity Account
              2000 Heritage Way
              Waverly, IA 50677-9202
 MFS Value    Aetna Life Insurance & Annuity Company        35.93%
  Series      151 Farmington Avenue
              Hartford, CT 06156-0001
              MFS Fund Distributors, Inc.                   58.67%
              500 Boylston Street
              Boston, MA 02116-3740
 MFS Research United of Omaha Life Insurance Company        25.14%
  Series      Mutual of Omaha Plaza
              Omaha, NE 68175
              Merrill Lynch Life Insurance Company          33.19%
              4804 Deer Lake Drive,
              East Jacksonville, FL 32246-6484

                                                              % OF
                                                           OUTSTANDING
SERIES                        OWNER & ADDRESS                SHARES
---------------  ----------------------------------------- -----------
MFS Research     Pruco Life of Arizona                       10.13%
 Series          Flexible Premium Variable Annuity Account
 (Cont.)         213 Washington Street
                 Floor 7
                 Newark, NJ 07102-2917
                 Aetna Life Insurance & Annuity Company      14.30%
                 151 Farmington Avenue
                 Hartford, CT 06156-0001
MFS Growth       Union Central Life Insurance Company        38.83%
 With Income     Group Annuity
 Series          Mutual Funds -- Station 3
                 1876 Waycross Road
                 Cincinnati, OH 45240-2899
                 Union Central Life Insurance Company        56.50%
                 Individual Annuity
                 Mutual Funds -- Station 3
                 1876 Waycross Road
                 Cincinnati, OH 45240-2899
MFS Total        Cigna Variable Annuity                       8.91%
 Return          Separate Account I
 Series          900 Cottage Grove Road
                 S-203
                 Hartford, CT 06152-0001
                 CG Variable Annuity                         40.14%
                 Separate Account II
                 900 Cottage Grove Road
                 S-204
                 Hartford, CT 06152-0001
                 United Companies Life Insurance Company      8.08%
                 Separate Account One
                 8545 United Plaza Blvd.
                 Baton Rouge, LA 70809-2264
                 Aetna Life Insurance & Annuity Company      24.01%
                 151 Farmington Avenue
                 Hartford, CT 06156-0001
                 Aetna Investment Company of America          8.31%
                 151 Farmington Avenue
                 Hartford, CT 06156-0001
MFS              Ameritas Life Insurance Company             55.29%
 Utilities       Separate Account VA-2 (Annuity)
 Series          5900 O Street
                 Lincoln, NE 68510-2252
                 CG Variable Annuity                         28.05%
                 Separate Account II
                 900 Cottage Grove Road
                 S-204
                 Hartford, CT 06152-0001
MFS High         United of Omaha Life Insurance Company      73.97%
 Income Series   Mutual of Omaha Plaza
                 Omaha, NE 68175
                 Union Central Life Insurance Company        12.11%
                 Group Annuity
                 Mutual Funds -- Station 3
                 1876 Waycross Road
                 Cincinnati, OH 45240-2899
                 Union Central Life Insurance Company         9.71%
                 Individual Annuity
                 Mutual Funds--Station 3
                 1876 Waycross Road
                 Cincinnati, OH 45240-2899

                                                          % OF
                                                       OUTSTANDING
SERIES                    OWNER & ADDRESS                SHARES
------------  ---------------------------------------- -----------
MFS World     CUNA Mutual Life Insurance                 43.98%
 Governments  Variable Annuity Account
 Series       2000 Heritage Way
              Waverly, IA 50677-9202
              United of Omaha Life Insurance Company     32.24%
              Mutual of Omaha Plaza
              Omaha, NE 68175
MFS/Foreign   Massachusetts Financial Services Company   98.84%
 & Colonial   500 Boylston Street
 Emerging     Boston, MA 02116-3740
 Markets
 Equity
 Series
 (Formerly
 known as
 MFS
 Strategic
 Fixed
 Income
 Series)
MFS Bond      Kansas City Life Insurance Company         52.71%
 Series       Variable Annuity
              P.O. Box 419139
              Kansas City, MO 64141-6139
              MFS Fund Distributors, Inc.                16.19%
              500 Boylston Street
              Boston, MA 02116-3740
              First Citicorp Life Insurance Company      25.24%
              Citicorp Plaza
              P.O. Box 7031
              Dover, DE 19903-7031
MFS Limited   MFS Fund Distributors, Inc.                98.31%
 Maturity     500 Boylston Street
 Series       Boston, MA 02116-3740
MFS Money     Citicorp Life Insurance Company            25.81%
 Market       Citicorp Plaza
 Series       P.O. Box 7031
              Dover, DE 19903-7031
              First Citicorp Life Insurance Company      69.62%
              Citicorp Plaza
              P.O. Box 7031
              Dover, DE 19903-7031

The Trust pays the compensation of non-interested Trustees (who will receive a fee of $217 per year per Series plus $100 per meeting and $100 per committee meeting attended per Series, together with such Trustee's out-of-pocket ex-penses).

TRUSTEE COMPENSATION TABLE

                                                    TRUSTEE FEES
                                                     FROM EACH
                                                    SERIES OTHER
                                     TRUSTEE FEES  THAN THE VALUE
                                       FROM THE     SERIES, THE
                                     VALUE SERIES LIMITED MATURITY
                                       AND THE       SERIES AND    TOTAL TRUSTEE
                                       LIMITED     THE STRATEGIC     FEES FROM
                                       MATURITY     FIXED INCOME     THE FUND
NAME OF TRUSTEE                       SERIES(1)      SERIES(1)      COMPLEX(2)
---------------                      ------------ ---------------- -------------
A. Keith Brodkin....................      N/A             N/A             N/A
Nelson J. Darling...................     $254          $1,017         $25,133
William R. Gutow....................      254           1,017          25,133

NOTES:
(1) For fiscal year ended December 31, 1996.
(2) For calendar year ended December 31, 1996. All Trustees receiving compen-sation served as Trustees of 18 funds advised by MFS (having aggregate net assets at December 31, 1996 of approximately $696 million).

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with lit-igation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally ad-judicated that they engaged in willful misfeasance, bad faith, gross negli-gence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be pro-vided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

MFS and its predecessor organizations have a history of money management dat-ing from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

INVESTMENT ADVISORY AGREEMENT

MFS manages the assets of each Series pursuant to an Investment Advisory Agreement with the Trust on behalf of each Series dated as of April 14, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Se-ries with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Series. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Series."

For the Trust's fiscal years ended December 31, 1996, 1995 and 1994, respec-tively, MFS received the following aggregate fees and MFS waived the following fees, in whole or in part, for the same periods:

For the fiscal year ended December 31, 1996:

                                                 MANAGEMENT FEE EXPENSES ASSUMED
SERIES/1/                                        PAID TO MFS/2/      BY MFS
---------                                        -------------- ----------------
Emerging Growth Series..........................    $314,262        $62,962
Value Series/3/.................................       3,196         12,079
Research Series.................................      92,348         56,859
Growth With Income Series.......................      30,792         42,658
Total Return Series.............................      60,979         87,721
Utilities Series................................      39,863         91,877
High Income Series..............................      56,169         45,293
World Governments Series........................     126,898        172,556
Bond Series.....................................       2,924         40,829
Limited Maturity Series/3/......................       1,064         12,705
Money Market Series.............................         858         46,831

-----------------
/1/The Emerging Markets Equity Series had not commenced investment operations prior to December 31, 1996.
/2/After any applicable fee reduction.
/3/For the period from the commencement of investment operations on August 14, 1996 to December 31, 1996.

For the fiscal year ended December 31, 1995:

                                                 MANAGEMENT FEE EXPENSES ASSUMED
SERIES/1/                                        PAID TO MFS/2/      BY MFS
---------                                        -------------- ----------------
Emerging Growth Series/3/.......................    $ 6,262         $15,659
Research Series/4/..............................      4,424          16,913
Growth With Income Series/5/....................        597          16,226
Total Return Series/6/..........................     10,826          25,092
Utilities Series/6/.............................      9,376          25,513
High Income Series/4/...........................      3,996          17,847
World Governments Series........................     33,869          43,311
Bond Series/7/..................................        247          17,623
Money Market Series/6/..........................        594          24,976

-----------------
/1/ The Value Series, the Emerging Markets Equity Series and the Limited Matu-rity Series had not commenced investment operations prior to December 31, 1995.
/2/ After any applicable fee reduction.
/3/ For the period from the commencement of investment operations on July 24,
    1995 to December 31, 1995.
/4/ For the period from the commencement of investment operations on July 26,
    1995 to December 31, 1995.
/5/ For the period from the commencement of investment operations on October 9,
    1995 to December 31, 1995.
/6/ For the period from the commencement of investment operations on January 3,
    1995 to December 31, 1995.
/7/ For the period from the commencement of investment operations on October 24, 1995 to December 31, 1995.

For the fiscal year ended December 31, 1994:

                                                 MANAGEMENT FEE EXPENSES ASSUMED
SERIES/1/                                        PAID TO MFS/2/      BY MFS
---------                                        -------------- ----------------
World Governments Series/3/.....................     $7,604         $36,473

-----------------
/1/ The remaining Series had not commenced investment operations prior to Decem-
    ber 31, 1994.
/2/ After any applicable fee reduction.
/3/ For the period from the commencement of investment operations on June 14, 1994 to December 31, 1994.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary adminis-trative services, including office space, equipment, clerical personnel, in-vestment advisory facilities, and all executive and supervisory personnel nec-essary for managing each Series' investments, effecting its portfolio transac-tions and, in general, administering its affairs.

The Advisory Agreement with the Trust will remain in effect until August 1, 1997, and will continue in effect thereafter with respect to any Series only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Series' shares (as defined in "In-vestment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated with respect to any Series without penalty by vote of a ma-jority of the Series' shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement with respect to each Series provides that if MFS ceases to serve as the investment adviser to the Series, the Series will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

FCM -- FCM serves as the Emerging Markets Equity Series' sub-adviser pursuant to a Sub-Advisory Agreement, dated October 16, 1997 between the Adviser and FCM (the "FCM Sub-Advisory Agreements"). The FCM Sub- Advisory Agreement pro-vides that the Adviser may delegate to FCM the authority to make investment decisions for the Series. It is presently intended that FCM will provide port-folio management services for the Series. For these services, the Adviser pays FCM an annual fee computed and paid monthly in an amount equal to 0.65% of the average daily net assets managed by FCM of the Series.

FCEM -- FCEM serves as the Foreign & Colonial Emerging Markets Equity Series' sub-adviser pursuant to a Sub-Advisory Agreement, dated October 16, 1997 be-tween FCM and FCEM (the "FCEM Sub-Advisory Agreement" and together with the FCM Sub-Advisory Agreement, the "Sub-Advisory Agreement"). The FCEM Sub-Advi-sory Agreement provides that FCM may delegate to FCEM the authority to make investment decisions for the Series. It is presently intended that FCEM will provide portfolio management services for the portion of the assets of the Se-ries invested in emerging markets securities. For these services, FCM pays FCEM an annual fee computed and paid monthly in an amount equal to 0.65% of the average daily net assets managed by FCEM of the Series.

SUB-ADVISORY AGREEMENTS -- Each Sub-Advisory Agreement will remain in effect until October 16, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trust-ees or by the vote of a majority of the Series' outstanding shares, and, in either case, by a majority of the Trustees who are not parties to the Sub-Ad-visory Agreement or interested persons of any such party. Each FCM Sub-Advi-sory Agreement terminates automatically if it is assigned and may be termi-nated without penalty by the Trustees, by vote of a majority of the Series' outstanding shares, by the Adviser on not less than 30 days' nor more than 60 days' written notice or by FCM, on not less than 60 days' nor more than 90 days' written notice. The FCEM Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Series' on not less than 60 days' nor more than 90 days' written notice.

The FCM Sub-Advisory Agreement provides that if FCM ceases to serve as the sub-adviser to the Series, the Series will change its name so as to delete the words "Foreign & Colonial" and that FCM may render services to others and may permit other fund clients to use the words "Foreign & Colonial" in their names. Each Sub-Advisory Agreement specifically provides that neither FCM or FCEM, as the case may be, nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obliga-tions and duties under the Sub- Advisory Agreement.

ADMINISTRATOR

MFS provides the Series with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Series with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial re-imbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net as-sets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

CUSTODIAN

Investors Bank & Trust Company (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and con-trolling each Series' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on a Series' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Series. The Custodian does not deter-mine the investment policies of the Series or decide which securities the Se-ries will buy or sell. Each Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transac-tions. The Custodian has contracted with MFS for MFS to perform certain ac-counting functions related to certain transactions for which the Adviser re-ceives remuneration on a cost basis. State Street Bank and Trust Company serves as the dividend and distribution disbursing agent of the Series.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS and a registered transfer agent, is each Series' shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust on behalf of the Series, dated as of April 14, 1994 (the "Agency Agree-ment"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemp-tion of shares of the Series. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%. In addition, the Share-holder Servicing Agent will be reimbursed by a Series for certain expenses in-curred by the Shareholder Servicing Agent on behalf of the Series. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series, has contracted with the Shareholder Servicing Agent to admin-ister and perform certain dividend and distribution disbursing functions for the Series.

DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as the distributor for the con-tinuous offering of shares of the Trust pursuant to a Distribution Agreement dated as of April 14, 1994 (the "Distribution Agreement").

As agent, MFD currently offers shares of each Series on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which the Series or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that MFD ac-cepts orders for shares at net asset value as no sales commission or load is charged. MFD has made no firm commitment to acquire shares of any Series.

The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically ap-proved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without pen-alty by either party on not more than 60 days' nor less than 30 days' notice.

5. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for a Series are made by em-ployees of MFS, who are appointed and supervised by its senior officers. Changes in a Series' investments are reviewed by the Trust's Board of Trust-ees. A Series' portfolio manager may serve other clients of MFS or any subsid-iary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with bro-ker-dealers for execution is to obtain and maintain the availability of execu-tion at the most favorable prices and in the most effective manner possible. MFS has complete freedom as to the markets in and the broker-dealers through which it seeks this result. MFS attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Series and other clients of MFS on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage com-missions. In the case of securities, such as fixed income securities, which are principally traded in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers (where no stated com-missions are paid but the prices include a dealer's markup or markdown), MFS normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities pur-chased from underwriters, the cost of such securities gen-erally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Con-tracts and the purchase and sale of underlying securities upon exercise of op-tions. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to MFS on the tender of a Series' portfolio securities in so-called tender or ex-change offers. Such soliciting dealer fees are in effect recaptured for the Series by MFS. At present no other recapture arrangements are in effect.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securi-ties Exchange Act of 1934, as amended, MFS may cause a Series to pay a broker-dealer which provides brokerage and research services to MFS an amount of com-mission for effecting a securities transaction for a Series in excess of the amount other broker-dealers would have charged for the transaction if MFS de-termines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFS's overall responsibilities to the Series or to its other clients. Not all of such services are useful or of value in advising a Series.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting se-curities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of MFS, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Se-ries' and MFS's other clients in part for providing advice as to the avail-ability of purchasers or sellers of securities and services in effecting secu-rities transactions and performing functions incidental thereto such as clear-ance and settlement.

Broker-dealers may be willing to furnish statistical, research and other fac-tual information or services ("Research") to MFS for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of a Series. The Trustees (together with the Trustees of the other MFS Funds) have directed MFS to allocate a total of $39,100 of commission business from the various MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as considera-tion for the annual renewal of certain publications provided by Lipper Analyt-ical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between each Fund and MFS).

The investment management personnel of MFS attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by MFS as a consideration in the selection of brokers to execute portfolio transac-tions. However, MFS is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transac-tions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that each Series pays to MFS will not be reduced as a con-sequence of the receipt of brokerage and research services by MFS. To the ex-tent a Series' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Series will exceed those that might other-wise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to MFS in serving both a Series and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to MFS in carrying out its obligations to the Series. While such services are not expected to reduce the expenses of MFS, MFS would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

For fiscal year ended December 31, 1996, the Emerging Growth Series, Value Se-ries, Research Series, Growth With Income Series, Total Return Series and Utilities Series paid brokerage commissions of $110,808, $2,473, $49,208, $7,661, $10,035 and $20,924, respectively, on total transactions of $73,634,924, $1,578,092, $31,609,275, $9,321,266, $9,329,814, and $11,241,156,
respectively. For fiscal year ended December 31, 1995, the Emerging Growth Se-ries, Utilities Series, Total Return Series, Growth With Income Series and Re-search Series paid brokerage commissions of $9,408, $8,281, $2,571, $191 and $6,332, respectively, on total transactions of $6,057,384, $4,450,825, $2,161,403, $346,170 and $4,278,466, respectively. Not all of the Series' transactions are equity security transactions which involve the payment of brokerage commissions. During the fiscal year ended December 31, 1996, the Re-search Series owned securities issued by Chase Manhattan, Inc., which had a value of $512,000 at fiscal year end, Growth With Income Series owned securi-ties issued by Chase Manhattan and Merrill Lynch, which had a value of $60,000 at fiscal year end, Total Return Series owned securities issued by Chase Man-hattan, Inc., Bank of America, Lehman Brothers and Nations Bank, which had a value of $375,000 at fiscal year end, and Bond Series owned securities issued by Lehman Brothers and Bank of America, which had a value of $15,000 at fiscal year end. Each of these entities are regular broker dealers of such Series.

In certain instances there may be securities which are suitable for a Series' portfolio as well as for that of one or more of the other clients of MFS. In-vestment decisions for a Series and for such other clients are made with a view to achieving their respective invest-ment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive invest-ment advice from the same investment adviser, particularly when the same secu-rity is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the se-curity as far as a Series is concerned. In other cases, however, it is be-lieved that a Series' ability to participate in volume transactions will pro-duce better executions for the Series.

6. TAX STATUS

Shares of the Series are offered only to the separate accounts of the Partici-pating Insurance Companies that fund Contracts. See the applicable Contract prospectus for a discussion of the special taxation of those companies with respect to those accounts and of the Contract holders.

Each Series of the Trust intends to elect and qualify each year for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of each Series' gross income, the amount of each Series' distributions and the composition and hold-ing period of each Series' portfolio assets. Because each Series intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any of the Series will be required to pay any federal income or excise taxes, although a Series which has foreign-source income may be subject to foreign withholding taxes. If any of the Series should fail to qualify as a "regulated investment company" in any year, that Series would in-cur a regular corporate federal income tax upon its taxable income.

Each Series intends to diversify its assets as required by section 817(h) of the Code and the regulations thereunder. These requirements, which are in ad-dition to the diversification requirements of Subchapter M, place certain lim-itations on the proportion of each Series' assets that may be represented by any single investment and securities from the same issuer. If a Series should fail to comply with these requirements, variable annuity and variable lite in-surance contracts that invest in the Series would not be treated as annuity, endowment or life insurance contracts under the Code.

Distributions of net capital gains, whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any dividends of a Series that are declared in October, November, or December, that are pay-able to shareholders of record in such month and that are paid the following January, will be treated as if received on December 31 of the year in which they are declared.

Any investment by a Series in zero coupon bonds, deferred interest bonds, pay-ment-in-kind bonds, certain stripped securities and certain securities pur-chased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series, the Series may be re-quired to liquidate portfolio securities that it might otherwise have contin-ued to hold, potentially resulting in additional taxable gain or loss to the Series.

A Series' transactions in options, Futures Contracts, Forward Contracts, swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Series income and distributions to share-holders. For example, certain positions held by a Series on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss, associated with the positions , will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Series loss-es, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Series will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of a Se-ries. Foreign exchange gains and losses realized by the Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on a Series. Invest-ment by a Series in "passive foreign investment companies" may also be limited in order to avoid a tax on the Series. Investment income received by a Series from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or an exemption from tax on such income; the Series' intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series effec-tive rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.

7. NET INCOME AND DISTRIBUTIONS

MONEY MARKET SERIES: The net income attributable to the Money Market Series is determined each day during which the Exchange is open for trading. As of the date of this SAI, the

Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day. (For taxation information on distributions, see "Tax Status" above.)

For this purpose, the net income attributable to shares of the Money Market Series (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the Money Market Series, (ii) less all actual and accrued expenses of the Money Market Series determined in accordance with generally accepted account-ing principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the Money Market Se-ries. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

Since the net income is declared as a dividend each time the net income is de-termined, the net asset value per share (i.e., the value of the net assets of the Money Market Series divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend dec-laration. Any increase in the value of a shareholder's investment, represent-ing the reinvestment of dividend income, is reflected by an increase in the number of shares in its account.

It is expected that the shares of the Money Market Series will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Money Market Series would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an ac-count liquidated in its entirety), the Money Market Series could reduce the number of its outstanding shares by treating each shareholder of the Money Market Series as having contributed to its capital that number of full and fractional shares of the Money Market Series in the account of such share-holder which represents its proportion of such excess. Each shareholder the Money Market Series will be deemed to have agreed to such contribution in these circumstances by its investment in the Money Market Series. This proce-dure would permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share.

ALL OTHER SERIES: Each Series other than the Money Market Series intends to distribute to its shareholders annually dividends substantially equal to all of its net investment income. Such Series' net investment income consists of non-capital gain income less expenses. Such Series' intend to distribute net realized short- and long-term capital gains, if any, at least annually. Share-holders will be informed of the tax consequences of such distributions, in-cluding whether any portion represents a return of capital, after the end of each calendar year. (For additional taxation information, see "Tax Status" above.)

8. DETERMINATION OF NET ASSET VALUE; PERFORMANCE INFORMATION

NET ASSET VALUE

The net asset value per share of each Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of a Series' liabilities from the value of its assets and dividing the difference by the number of shares of the Series outstanding.

MONEY MARKET SERIES: Portfolio securities of the Money Market Series are val-ued at amortized cost, which the Trustees have determined in good faith con-stitutes fair value for the purposes of complying with the 1940 Act. This val-uation method will continue to be used until such time as the Trustees deter-mine that it does not constitute fair value for such purposes. The Money Mar-ket Series will limit its portfolio to those investments in U.S. dollar-denom-inated instruments which the Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. The Money Market Series has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees has established procedures designed to stabilize the net asset value per share of the Money Market Series, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Trustees determine that a devia-tion from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, they will take corrective action they regard as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

ALL OTHER SERIES: Securities, futures contracts and options in a Series' port-folio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges will be valued at the last re-ported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary ex-change on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such se-curities will, if market quotations are readily available, be valued at cur-rent bid prices, unless such securities are reported on the Nasdaq stock mar-ket, in which case they are valued at the last sale price or, if no sales oc-curred during the day, at the last quoted bid price. Debt securities (other than short-term obligations but including listed issues) in a Series' portfo-lio are valued on the basis of valua-tions furnished by a pricing service which utilizes both dealer-supplied valu-ations and electronic data processing techniques which take into account ap-propriate factors such as institutional-sized trading in similar groups of se-curities, yields, quality, coupon rate, maturity, type of issue, trading char-acteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are be-lieved to reflect more accurately the fair value of such securities. Short-term obligations, if any, in a Series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

PERFORMANCE INFORMATION

MONEY MARKET SERIES: The Money Market Series will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the Money Market Series. These quotations may from time to time be used in advertisements, shareholder reports or other communications to share-holders.

Any current yield quotation of the Money Market Series which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the near-est hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would re-flect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of the Money Market Se-ries so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the prod-uct, raising the sum to a power equal to 365/7, and subtracting 1 from the re-sult. These yield quotations should not be considered as representative of the yield of the Money Market Series in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the Money Market Se-ries expenses. Yield quotations for the Series are presented in Appendix A at-tached hereto.

ALL OTHER SERIES:

TOTAL RATE OF RETURN -- Each Series, other than the Money Market Series, will calculate its total rate of return of its shares for certain periods by deter-mining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested) to reach the value of that investment at the end of the periods. Each Series may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance. Total rate of return quotations for each Series are presented in Appendix A attached hereto.

YIELD -- Any yield quotation for a Series, other than the Money Market Series, is based on the annualized net investment income per share of that Series for the 30-day period ended December 31, 1996 (the end of the Trust's fiscal year). The yield for such a Series is calculated by dividing its net invest-ment income earned during the period by the offering price per share of that Series on the last day of the period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest of that Series during the period, minus accrued expenses of that Series for the period by (ii) the average number of shares of that Series en-titled to receive dividends during the period multiplied by the offering price per share on the last day of the period. Yield quotations for each Series are presented in Appendix A attached hereto.

From time to time each Series may, as appropriate, quote fund rankings or re-print all or a portion of evaluations of fund performance and operations ap-pearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, News-week, Financial World, Financial Planning, Investment Advisor, USA Today, Pen-sions and Investments, SmartMoney, Forbes, Global Finance, Registered Repre-sentative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., Variable Annuity Re-search Data Service, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indi-ces, Ibbotson, Business Week, Lowry Associates, Media General, Investment Com-pany Data, The New York Times, Your Money, Strangers Investment Advisor, Fi-nancial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price In-dex, and Sanford C. Bernstein & Co. Series' performance may also be compared to the performance of other mutual funds tracked by financial or business pub-lications or periodicals.

From time to time a Series may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; invest-ment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Series; the Series' portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related mat-ters.

The Series may also quote evaluations mentioned in independent radio or tele-vision broadcasts.

From time to time the Series may use charts and graphs to illustrate the past performance of various indices such as those mentioned above.

From time to time the Fund may also discuss or quote the views of its distrib-utor, its investment adviser and other financial planning, legal, tax, ac-counting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include in-formation regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disci-plined saving and investing); business succession; ideas and information pro-vided through the MFS Heritage Planning(TM) program, an intergenerational fi-nancial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues re-garding financial and health care management for elderly family members; and similar or related matters.

MFS FIRSTS: MFS has a long history of innovations.

--1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

--1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

--1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

--1933 -- Massachusetts Investors Trust is the first mutual fund to register under the 1933 Act ("Truth in Securities Act" or "Full Disclosure Act").

--1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders take capital gain distributions either in additional shares or in cash.

--1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

--1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

--1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed income mutual fund.

--1984 -- MFS(R) Municipal High Income Fund is the first mutual fund to seek high tax-free income from lower-rated municipal securities.

--1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

--1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

--1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

--1989 -- MFS Regatta becomes America's first non-qualified market value ad-justed fixed/variable annuity.

--1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

--1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

--1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest solely in companies deemed to be union-friendly by an Advi-sory Board of senior labor officials, senior managers of companies with sig-nificant labor contracts, academics and other national labor leaders or ex-perts.

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust's Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby chang-ing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the twelve series identified on page 2 hereof. The Declaration of Trust further authorizes the Trustees to classify or re-classify any series of shares into one or more classes. The Trustees have no current intention to classify more than one class of shares. Each share of a Series represents an equal proportionate interest in the assets of the Series. Upon liquidation of a Series, shareholders of the Series are entitled to share pro rata in the net assets of the Series available for distribution to share-holders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of sharehold-ers. To the extent any Series' shareholder owns a controlling percentage of the Series' shares, such shareholder may affect the outcome of such matters to a greater extent than other Series shareholders (see "Description of Shares,
Voting Rights and Liabilities" in the Pro     -
spectus). Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the af-firmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust of the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under cer-tain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of share-holder liability for acts or obligations of the Trust and provides for indem-nification and reimbursement of expenses out of Trust property for any share-holder held personally liable for the obligations of the Trust. The Declara-tion of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protec-tion of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfea-sance, bad faith, gross negligence, or reckless disregard of the duties in-volved in the conduct of his office.

10. INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

Deloitte & Touche llp are the Trust's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. The Statements of Assets and Lia-bilities for the Emerging Markets Equity Series, formerly known as the MFS Strategic Fixed Income Series, at December 31, 1996 and June 30, 1997, respec-tively, the Notes thereto and the Independent Auditors' Reports dated February 7, 1997 and August 1, 1997, respectively, have been included in this SAI in reliance upon the report of Deloitte and Touche llp, independent certified public accountants, as experts in accounting and auditing. With respect to the Emerging Growth, Value, Research, Growth With Income, Total Return, Utilities, High Income, World Governments, Bond, Limited Maturity and Money Market Se-ries, the Portfolio of Investments at December 31, 1996, the Statement of As-sets and Liabilities at December 31, 1996, the Statement of Operations for the period ended December 31, 1996, the Statement of Changes in Net Assets for the period ended December 31, 1996, the Notes to Financial Statements and the In-dependent Auditors' Report, each of which is included in the Annual Reports to Shareholders of these Series, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche llp, independent certified public accountants, as experts in accounting and auditing. Copies of these Annual Reports accompany this SAI.

                    MFS STRATEGIC FIXED INCOME SERIES*

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

Assets:
 Cash..................................................................  $ 7,638
 Deferred organization expenses........................................    9,188
                                                                         -------
 Total assets..........................................................  $16,826
Liabilities:
 Accrued expenses......................................................    8,226
                                                                         -------
 Net assets............................................................  $ 8,600
                                                                         =======
Net Asset Value, Redemption Price and Offering Price Per Share of
 Beneficial Interest
 (860 shares outstanding for each Series)..............................  $ 10.00
                                                                         =======

NOTES:

(1) The MFS Variable Insurance Trust (the "Trust") was organized on February 1, 1994 as a business trust under the laws of The Commonwealth of Massa-chusetts. The Trust currently consists of twelve series of shares or funds (the "Series"): MFS Emerging Growth Series, MFS Value Series, MFS Research Series, MFS Growth with Income Series, MFS Total Return Series, MFS Utili-ties Series, MFS High Income Series, MFS World Governments Series, MFS Strategic Fixed Income Series, MFS Bond Series, MFS Limited Maturity Se-ries and MFS Money Market Series. The MFS Strategic Fixed Income Series has been inactive since that date except for matters relating to its or-ganization and the Trust's registration as an investment company under the Investment Company Act of 1940 and the sale of 860 shares of beneficial interest (the "initial shares") of each such Series to Massachusetts Fi-nancial Services Company.
(2) Organization expenses are being deferred and will be amortized over five years beginning with the commencement of investment operations. The amount paid by any Series on any redemption by Massachusetts Financial Services Company, or any current holder of any Series' initial shares, will be re-duced by the pro rata portion of any unamortized organization expenses which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

* renamed "MFS/Foreign & Colonial Emerging Markets Equity Series"

                         INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of MFS Variable Insurance Trust and Shareholders of MFS Strategic Fixed Income Series:*

We have audited the accompanying statement of assets and liabilities of MFS Strategic Fixed Income Series (the "Series") (a series of the MFS Variable In-surance Trust (the "Trust")) as of December 31, 1996. This financial statement is the responsibility of the Trust's management. Our responsibility is to ex-press an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that our audit of the state-ment of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of the Series at December 31, 1996 in conformity with generally accepted accounting principles.

Deloitte & Touche llp

Boston, Massachusetts
February 7, 1997

* renamed "MFS/Foreign & Colonial Emerging Markets Equity Series"

                    MFS STRATEGIC FIXED INCOME SERIES*
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

Assets
  Cash................................................................. $ 7,638
  Deferred organization expenses.......................................   9,188
                                                                        -------
    Total assets....................................................... $16,826
Liabilities
  Accrued expenses..................................................... $ 8,226
                                                                        -------
Net Assets............................................................. $ 8,600
                                                                        =======
Net Asset Value, Redemption Price and Offering Price Per Share of
 Beneficial Interest
 (860 shares outstanding for each Series).............................. $ 10.00
                                                                        =======

                         NOTES TO FINANCIAL STATEMENTS

  (1) MFS Variable Insurance Trust (the "Trust") was organized on February 1, 1994 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust currently consists of twelve series of shares or funds (the "Se-ries"): MFS Emerging Growth Series, MFS Value Series, MFS Research Series, MFS Growth with Income Series, MFS Total Return Series, MFS Utilities Series, MFS HIgh Income Series, MFS World Governments Series, MFS Strategic Fixed Income Series, MFS Bond Series, MFS Limited Maturity Series and MFS Money Market Se-ries. The MFS Strategic Fixed Income Series has been inactive since that date except for matters relating to its organization and the Trust's registration as an investment company under the Investment Company Act of 1940 and the sale of 860 shares of beneficial interest (the "initial shares") of each such Se-ries to Massachusetts Financial Services Company.

  (2) Organization expenses are being deferred and will be amortized over a five years beginning with the commencement of investment operations. The amount paid by the Series on any redemption by Massachusetts Financial Serv-ices Company, or any current holder of any Series' initial shares, will be re-duced by the pro rata portion of any unamortized organization expenses which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

* renamed "MFS/Foreign & Colonial Emerging Markets Equity Series"

                         INDEPENDENT AUDITORS' REPORT

  To the Board of Trustees of MFS Variable Insurance Trust and Shareholders of MFS Strategic Fixed Income Series:*

  We have audited the accompanying statement of assets and liabilities of MFS Strategic Fixed Income Series (the "Series") (a series of the MFS Variable In-surance trust (the "Trust")) as of June 30, 1997. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audit provides a reasonable basis for our opin-ion.

  In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of the Series at June 30, 1997 in conformity with generally accepted accounting principles.

Deloitte & Touche llp

Boston, Massachusetts
August 1, 1997

*renamed "MFS/Foreign & Colonial Emerging Markets Equity Series"

[logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


[Graphic Omitted]

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGERS                                                  Boston, MA 02107-9906
John W. Ballen*
Toni Y. Shimura*                                                    For additional information,
                                                                    contact your financial adviser.
TREASURER
W. Thomas London*                                                   CUSTODIAN
                                                                    Investors Bank & Trust Company
ASSISTANT TREASURER
James O. Yost*                                                      AUDITORS
                                                                    Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                   WORLD WIDE WEB
                                                                    www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks as if U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and their attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan late in 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio managers of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith Brodkin           /s/John W. Ballen          /s/Toni Y. Shimura
   A. Keith Brodkin              John W. Ballen             Toni Y. Shimura
   Chairman and President        Portfolio Manager          Portfolio Manager

January 16, 1997


MFS EMERGING GROWTH SERIES

For the 12 months ended December 31, 1996, the Series provided a total return of 17.02%. This compares to a 16.35% return for the Russell 2000 Total Return Index (the Russell 2000) and a 22.64% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled companies' common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. The S&P 500 is an unmanaged index of common stock performance. It is not possible to invest in an index. Although the Series' performance benefited from the strong stock price appreciation of many of its holdings in the technology and consumer sectors, the overall stock market in 1996 was dominated by the larger capitalization issues as represented by the Dow Jones Industrial Average and the S&P 500. However, the Series' performance compared favorably to the Russell 2000 as investors rewarded the earnings growth of many of the companies owned by the Series.

    Generally, the business and economic environment was benign. Modest economic growth coupled with productivity gains by corporate America provided a favorable environment. However, semiconductor issues performed poorly as inventory surpluses hurt sales. Health maintenance organizations (HMOs) also performed weakly as companies underestimated health care costs and set their prices too low. This poor performance spilled over into the first half of the year for the entire technology and health care sectors -- the larger components of the portfolio. Also, many smaller companies underperformed most of the year. With a very strong market, investors ignored the strong earnings growth of the smaller companies and bid up prices of the larger companies instead. Earnings results for the smaller companies within the Series generally remained strong all year.

    The performance of the Series' largest sector, technology stocks, reflects the restructuring occurring throughout corporate America, which has improved productivity. Much of this restructuring has been made possible by technology companies, especially software and networking companies, that are helping their corporate customers reduce costs. Oracle Systems, a database and applications provider, BMC Software, Computer Associates, and Compuware have all performed well.

    At the same time, consumer service companies such as HFS, Inc. have also helped the Series' performance. HFS has acquired companies in the hotel, real estate, and car rental businesses and produced over 30% internal growth from revenue opportunities and cost savings. Supplementing this internal growth has been what we believe is the best acquisition team thus far during the 1990s. Several acquisitions greatly increased HFS' earnings growth rate in 1996. While the stock has outperformed the market, its valuation has lagged its earnings growth rate, making it attractively priced.

    One sector that did not perform as well as expected is health care. HMOs set their prices too low to ensure revenues in 1996. United Healthcare, Healthsource, and MidAtlantic Medical all underperformed. We are, however, optimistic that these companies will benefit from price increases implemented in 1997.

    Looking ahead, we see a continuation of the slow economic growth that the United States has been experiencing for the last few years. Although this has been a slow-growing economy, it has been great for corporate earnings as restructurings have lowered corporate costs and improved margins. Many of the smaller companies, having lower costs, can thereby capitalize on this trend. We believe technology and outsourcing companies, which are large holdings for the Series, can continue to benefit from these developments.

PORTFOLIO MANAGERS' PROFILES

John Ballen began his career at Massachusetts Financial Services (MFS) as an industry specialist in 1984. A graduate of Harvard College, the University of New South Wales, and the Stanford University Graduate School of Business Administration, he was promoted to Investment Officer in 1986, Vice President
- Investments in 1987, Director of Research in 1988, and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management and in 1995 he became Chief Equity Officer. He has managed MFS Emerging Growth Series since its inception in 1995.

Toni Y. Shimura joined the MFS Research Department in 1987. A graduate of Wellesley College and of Massachusetts Institute of Technology's Sloan School of Management, she was promoted to Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. She has managed MFS Emerging Growth Series since 1995.

DIVIDENDS-RECEIVED DEDUCTION

The MFS Emerging Growth Series has designated $90,363 as a long-term capital gain.

For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 2.63%.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Emerging Growth Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1995 to December 31, 1996)

               MFS                             Consumer
               Emerging         S&P 500        Price
               Growth           Composite      Index -        Russell
Date           Series           Index          U.S.           2000
----           -------          ---------      --------       -------
 8/95          10000.0          10000.0        10000.0        10000.0
12/95          11740.0          11063.0        10059.0        10614.0
 3/96          12543.0          11659.0        10198.0        11156.0
 6/96          13510.0          12177.0        10272.0        11714.0
 9/96          13973.0          12548.0        10348.0        11754.0
12/96          13739.0          13591.0        10420.0        12365.0


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996

                                              1 Year                 Life+
---------------------------------------------------------------------------
MFS Emerging Growth Series                   +17.02%              +24.67%
---------------------------------------------------------------------------
Russell 2000 Total Return Index++            +16.35%              +16.14%
---------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++      +22.64%              +24.13%
---------------------------------------------------------------------------
Consumer Price Index*++                      + 3.56%              + 2.80%
---------------------------------------------------------------------------
 +For the period from the commencement of investment operations, July 24, 1995 to December 31, 1996.
 *The Consumer Price Index is a popular measure of change in prices.
++Source: CDA/Wiesenberger. Benchmark comparisons begin on 8/1/96.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Stocks - 91.7%
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
U.S. Stocks - 86.9%
  Apparel and Textiles - 0.1%
    Nine West Group, Inc.*                                2,700  $    125,213
-----------------------------------------------------------------------------
  Automotive
    APS Holding Corp., "A"*                               2,000  $     31,000
-----------------------------------------------------------------------------
  Business Machines - 2.5%
    Affiliated Computer Co.*                             32,400  $    963,900
    Sun Microsystems, Inc.*                              62,900     1,615,744
                                                                 ------------
                                                                 $  2,579,644
-----------------------------------------------------------------------------
  Business Services - 11.8%
    ADT, Ltd.*                                           37,800  $    864,675
    Accustaff, Inc.*                                     49,400     1,043,575
    Alco Standard Corp.                                   9,400       485,275
    CUC International, Inc.                              55,000     1,306,250
    Computer Sciences, Inc.*                             11,000       903,375
    DST Systems, Inc.*                                   28,300       887,912
    Employee Solutions, Inc.*                            27,600       565,800
    Equity Corporation International*                     2,100        42,000
    Forrester Research, Inc.*                               400        10,300
    International Network Services*                         200         6,038
    Learning Tree International, Inc.*                   76,600     2,259,700
    Loewen Group, Inc.                                    9,600       375,600
    Nu Skin Asia, Inc., "A"*                                500        15,438
    Sabre Group Holdings, Inc.*                           3,900       108,712
    Superior Consultant Holdings Corp.*                     800        19,800
    Technology Solutions Co.*                            73,650     3,056,475
    Thermo Fibergen, Inc.*                                6,200        65,100
    Transaction System Architects, Inc., "A"*            11,300       375,725
                                                                 ------------
                                                                 $ 12,391,750
-----------------------------------------------------------------------------
  Chemicals - 0.3%
    Betzdearborn, Inc.                                    5,000  $    292,500
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.6%
    Autodesk, Inc.                                          285  $      7,980
    First Data Corp.                                     39,600     1,445,400
    Microsoft Corp.*                                     27,550     2,276,319
    Spectrum Holobyte Industries, Inc.*                   1,000         7,500
                                                                 ------------
                                                                 $  3,737,199
-----------------------------------------------------------------------------
  Computer Software - Systems - 21.6%
    Adobe Systems, Inc.                                   2,800  $    104,650
    BMC Software, Inc.*                                 119,600     4,948,450
    Cadence Design Systems, Inc.*                        48,675     1,934,831
    Computer Associates International, Inc.              87,900     4,373,025
    Compuware Corp.*                                     36,700     1,839,588
    Information Management Resources, Inc.*                 500        10,562
    Ingram Micro, Inc., "A"*                              1,400        32,200
    Oracle Systems Corp.*                               135,800     5,669,650
    Parametric Technology Co.*                           27,900     1,433,362
    Sterling Software, Inc.*                             21,500       679,938
    Sybase, Inc.*                                        16,350       272,841
    Synopsys, Inc.*                                      15,600       721,500
    USCS International, Inc.*                             7,900       133,312
    Viasoft, Inc.*                                        5,900       278,775
    Xionics Document Technologies, Inc.*                 19,000       237,500
                                                                 ------------
                                                                 $ 22,670,184
-----------------------------------------------------------------------------
  Construction Services - 0.8%
    Shaw Group Inc.*                                     35,000  $    818,125
-----------------------------------------------------------------------------
  Consumer Goods and Services - 2.8%
    Carson, Inc.*                                        63,600  $    882,450
    Service Corp. International                           3,500        98,000
    Tyco International Ltd.                              37,500     1,982,813
                                                                 ------------
                                                                 $  2,963,263
-----------------------------------------------------------------------------
  Electronics - 7.5%
    Actel Corp.*                                          9,000  $    213,750
    Altera Corp.*                                        25,100     1,824,456
    Analog Devices, Inc.*                                26,200       887,525
    Atmel Corp.*                                         11,700       387,562
    Intel Corp.                                           5,300       693,969
    LSI Logic Corp.*                                     24,300       650,025
    Lattice Semiconductor Corp.*                         15,200       699,200
    Linear Technology Corp.                              18,100       794,138
    Novellus Systems, Inc.*                               1,600        89,200
    Teradyne, Inc.*                                      17,800       433,875
    Ultratech Stepper, Inc.*                              6,200       147,250
    VLSI Technology, Inc.*                               23,700       565,837
    Xilinx, Inc.*                                        14,300       526,419
                                                                 ------------
                                                                 $  7,913,206
-----------------------------------------------------------------------------
  Entertainment - 2.1%
    Cox Radio, Inc., "A"*                                20,700  $    362,250
    Harrah's Entertainment, Inc.*                        19,700       391,537
    Heritage Media Corp., "A"*                           17,100       192,375
    International Speedway Corp., "A"*                      500        10,250
    Jacor Communications, Inc.*                           3,900       106,763
    LIN Television Corp.*                                21,100       891,475
    Sinclair Broadcasting Group, Inc., "A"*               3,500        91,000
    Univision Communications, Inc.*                       4,800       177,600
                                                                 ------------
                                                                 $  2,223,250
-----------------------------------------------------------------------------
  Financial Institutions - 1.8%
    Associates First Capital Corp.*                      13,900  $    613,337
    Dean Witter Discover & Co.                            5,700       377,625
    Franklin Resources, Inc.                              2,000       136,750
    MBNA Corp.                                           18,300       759,450
                                                                 ------------
                                                                 $  1,887,162
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Earthgrains Co.                                      13,400  $    700,150
-----------------------------------------------------------------------------
  Machinery - 0.2%
    SI Handling Systems, Inc.                            15,700  $    236,481
-----------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    Ventritex, Inc.*                                      3,900  $     96,038
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 8.6%
    Columbia/HCA Healthcare Corp.                           150  $      6,112
    Foundation Health Corp.*                                200         6,350
    Healthsource, Inc.*                                  15,900       208,688
    Healthsouth Corp.*                                   51,500     1,989,188
    Pacificare Health Systems, Inc., "B"*                20,400     1,739,100
    St. Jude Medical, Inc.*                               8,300       353,787
    United Healthcare Corp.                             103,500     4,657,500
                                                                 ------------
                                                                 $  8,960,725
-----------------------------------------------------------------------------
  Oil Services
    National-Oilwell, Inc.*                                 500  $     15,375
    Offshore Energy Development Corp.*                      100         1,525
                                                                 ------------
                                                                 $     16,900
-----------------------------------------------------------------------------
  Oils - 0.2%
    Barrett Resources Corp.*                              4,200  $    179,025
    Titan Exploration, Inc.*                              2,600        31,200
                                                                 ------------
                                                                 $    210,225
-----------------------------------------------------------------------------
  Pollution Control - 0.8%
    Republic Industries, Inc.*                              200  $      6,237
    USA Waste Services, Inc.*                            26,300       838,312
                                                                 ------------
                                                                 $    844,549
-----------------------------------------------------------------------------
  Printing and Publishing
    Pulitzer Publishing Co.                                   1  $         46
-----------------------------------------------------------------------------
  Railroads - 0.9%
    Kansas City Southern Industries, Inc.                14,600  $    657,000
    Wisconsin Central Transportation Corp.*               7,900       313,038
                                                                 ------------
                                                                 $    970,038
-----------------------------------------------------------------------------
  Restaurants and Lodging - 6.2%
    Applebee's International, Inc.*                      22,100  $    607,750
    HFS, Inc.*                                           92,100     5,502,975
    Promus Hotel Corp.*                                   5,900       174,787
    Renaissance Hotel Group N.V.*                         7,500       176,250
    U.S. Franchise Systems, Inc., "A"*                      500         5,063
                                                                 ------------
                                                                 $  6,466,825
-----------------------------------------------------------------------------
  Stores - 3.0%
    BT Office Products International, Inc.*               1,700  $     15,087
    Corporate Express, Inc.*                             26,400       777,150
    General Nutrition Cos., Inc.*                        20,600       347,625
    Hollywood Entertainment, Corp.*                       2,300        42,550
    Linens "N" Things, Inc.*                              3,500        68,688
    Mazel Stores, Inc.*                                     300         6,750
    Micro Warehouse, Inc.*                                  800         9,400
    Office Depot, Inc.*                                  20,500       363,875
    Staples, Inc.*                                       85,600     1,546,150
                                                                 ------------
                                                                 $  3,177,275
-----------------------------------------------------------------------------
  Telecommunications - 11.3%
    3Com Corp.*                                          19,100  $  1,401,462
    Bay Networks, Inc.*                                     400         8,350
    Cabletron Systems, Inc.*                             56,400     1,875,300
    Cisco Systems, Inc.*                                 69,500     4,421,938
    Glenayre Technologies, Inc.*                         40,800       879,750
    Lucent Technologies, Inc.                            11,100       513,375
    Tel-Save Holdings, Inc.*                                400        11,600
    Worldcom, Inc.*                                     106,800     2,783,475
                                                                 ------------
                                                                 $ 11,895,250
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $ 91,206,998
-----------------------------------------------------------------------------
Foreign Stocks - 4.8%
  Canada - 0.9%
    BioChem Pharma, Inc. (Medical and Health
      Products)*                                         19,650  $    987,413
-----------------------------------------------------------------------------
  Germany - 1.2%
    SAP AG (Computer Software - Systems)                  8,125  $  1,118,540
    SAP AG, ADR (Computer Software - Systems)##           3,300       152,212
                                                                 ------------
                                                                 $  1,270,752
-----------------------------------------------------------------------------
  Italy - 0.6%
    Fila Holdings S.p.A., ADR (Apparel and Textiles)     10,150  $    589,969
-----------------------------------------------------------------------------
  Netherlands - 0.1%
    Gucci Group N.V. (Apparel and Textiles)*              1,500  $     95,813
-----------------------------------------------------------------------------
  United Kingdom - 2.0%
    Danka Business Systems PLC, ADR (Business
      Services)                                          37,100  $  1,312,412
    Pace Micro Technology PLC (Electronics)*            194,000       764,418
                                                                 ------------
                                                                 $  2,076,830
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $  5,020,777
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $94,818,903)                      $ 96,227,775
-----------------------------------------------------------------------------

Rights
-----------------------------------------------------------------------------
  Thermo Fibergen, Inc. (Business Services)*
    (Identified Cost, $12,234)                            6,200  $     15,500
-----------------------------------------------------------------------------

Warrants - 2.4%
-----------------------------------------------------------------------------
  Intel Corp. (Electronics)* (Identified Cost,
    $1,911,513)                                          26,800  $  2,472,300
-----------------------------------------------------------------------------

Convertible Bond
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
  Ventritex, Inc., 5.75s, 2001 (Medical and Health
    Products) (Identified Cost, $20,000)               $     20  $     30,925
-----------------------------------------------------------------------------

Short-Term Obligations - 18.3%
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.,
    due 1/06/97 - 1/30/97                              $  7,000  $  6,962,672
  Student Loan Marketing Assn., due 1/02/97              12,210    12,205,760
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $ 19,168,432
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $115,931,082)                $117,914,932

Other Assets, Less Liabilities - (12.4)%                          (12,958,628)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $104,956,304
-----------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $115,931,082)         $117,914,932
  Cash                                                                 6,202
  Receivable for Series shares sold                                1,277,098
  Interest and dividends receivable                                   31,458
  Receivable from investment adviser                                  61,869
  Deferred organization expenses                                       6,546
  Other assets                                                            42
                                                                ------------
      Total assets                                              $119,298,147
                                                                ------------
Liabilities:
  Payable for Series shares reacquired                          $    561,351
  Payable for investments purchased                               13,706,027
  Payable to affiliate for management fee                              6,364
  Accrued expenses and other liabilities                              68,101
                                                                ------------
      Total liabilities                                         $ 14,341,843
                                                                ------------
Net assets                                                      $104,956,304
                                                                ============
Net assets consist of:
  Paid-in capital                                               $103,393,432
  Unrealized appreciation on investments                           1,983,850
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (420,978)
                                                                ------------
      Total                                                     $104,956,304
                                                                ============
Shares of beneficial interest outstanding                        7,928,680
                                                                 =========

Net asset value per share
  (net assets of $104,956,304 / 7,928,680 shares of
  beneficial interest outstanding)                                $13.24
                                                                  ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  351,048
    Dividends                                                          37,634
    Foreign taxes withheld                                             (1,125)
                                                                   ----------
      Total investment income                                      $  387,557
                                                                   ----------
  Expenses -
    Management fee                                                 $  314,262
    Trustees' compensation                                              2,033
    Shareholder servicing agent fee                                    14,380
    Printing                                                           65,001
    Auditing fees                                                      29,156
    Custodian fee                                                      17,940
    Amortization of organization expenses                               1,842
    Legal fees                                                          1,421
    Miscellaneous                                                      37,062
                                                                   ----------
      Total expenses                                               $  483,097
    Fees paid indirectly                                               (1,120)
    Reduction of expenses by investment adviser                       (62,962)
                                                                   ----------
      Net expenses                                                 $  419,015
                                                                   ----------
        Net investment loss                                        $  (31,458)
                                                                   ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  504,626
    Foreign currency transactions                                      (1,029)
                                                                   ----------
      Net realized gain on investments and foreign currency
        transactions                                               $  503,597
                                                                   ----------
  Change in unrealized appreciation on investments                 $1,810,131
                                                                   ----------
    Net realized and unrealized gain on investments and
      foreign currency                                             $2,313,728
                                                                   ----------
      Increase in net assets from operations                       $2,282,270
                                                                   ==========

See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended            Period Ended
                                                                         December 31, 1996      December 31, 1995*
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                                $    (31,458)            $       877
  Net realized gain on investments and foreign currency transactions               503,597                  81,576
  Net unrealized gain on investments                                             1,810,131                 173,719
                                                                              ------------             -----------
    Increase in net assets from operations                                    $  2,282,270             $   256,172
                                                                              ------------             -----------
Distributions declared to shareholders -
  From net investment income                                                  $   --                   $      (877)
  From net realized gain on investments and foreign currency transactions         (503,597)                (81,576)
  In excess of net investment income                                             --                           (283)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                  (374,343)               --
  Tax return of capital                                                          --                        (21,847)
                                                                              ------------             -----------
      Total distributions declared to shareholders                            $   (877,940)            $  (104,583)
                                                                              ------------             -----------
Series share (principal) transactions -
  Net proceeds from sale of shares                                            $149,594,616             $ 5,564,342
  Net asset value of shares issued to shareholders in reinvestment of
    distributions                                                                  877,940                 104,583
  Cost of shares reacquired                                                    (50,789,212)             (1,960,484)
                                                                              ------------             -----------
    Increase in net assets from Series share transactions                     $ 99,683,344             $ 3,708,441
                                                                              ------------             -----------
      Total increase in net assets                                            $101,087,674             $ 3,860,030
Net assets:
  At beginning of period                                                         3,868,630                   8,600
                                                                              ------------             -----------
  At end of period                                                            $104,956,304             $ 3,868,630
                                                                              ============             ===========

*For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------
                                                                             Year Ended        Period Ended
                                                                      December 31, 1996  December 31, 1995*
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                           $11.41              $10.00
                                                                                ------              ------
Income from investment operations# -
  Net investment income (loss)(S)                                               $(0.01)             $ 0.01
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                  1.95                1.74
                                                                                ------              ------
    Total from investment operations                                            $ 1.94              $ 1.75
                                                                                ------              ------
Less distributions declared to shareholders -
  From net investment income                                                    $ --                $(0.01)
  From net realized gain on investments and foreign currency
    transactions                                                                 (0.06)              (0.26)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                 (0.05)               --
  Tax return of capital                                                           --                 (0.07)
                                                                                ------              ------
    Total distributions declared to shareholders                                $(0.11)             $(0.34)
                                                                                ------              ------
Net asset value - end of period                                                 $13.24              $11.41
                                                                                ======              ======
Total return                                                                    17.02%              17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                       1.00%               1.00%+
  Net investment income (loss)                                                 (0.08)%               0.10%+
Portfolio turnover                                                                 96%                 73%
Average commission rate###                                                     $0.0401               --
Net assets at end of period (000 omitted)                                     $104,956              $3,869

  *For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
###Average commission rate is calculated for Series' with fiscal years beginning on or after September 1, 1995.
(S)The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
   Net investment loss                                                          $(0.03)             $(0.18)
   Ratios (to average net assets):
     Expenses                                                                    1.16%               2.91%+
     Net investment loss                                                       (0.23)%             (1.78)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series, and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 31 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sales prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $46,635 was reclassified from accumulated net realized loss on investments and foreign currency transactions and $15,177 and $31,458 were reclassified to paid-in capital and accumulated net investment loss, respectively, due to differences between book and tax accounting for reclass of net operating loss and currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $78,621, including $62,962 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $128,473,774 and $35,416,621, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $115,931,082
                                                                 ============
Gross unrealized appreciation                                    $  6,064,316
Gross unrealized depreciation                                      (4,080,466)
                                                                 ------------
  Net unrealized appreciation                                    $  1,983,850
                                                                 ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                         Year Ended                          Period Ended
                                         December 31, 1996                   December 31, 1995*
                                         ----------------------------------  -------------------------------
                                                 Shares             Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                  11,363,299       $149,594,616        501,081       $ 5,564,342
Shares issued to shareholders in
 reinvestment of distributions                   66,160            877,940          9,255           104,583
Shares reacquired                            (3,839,801)       (50,789,212)      (172,174)       (1,960,484)
                                             ----------       ------------        -------       -----------
  Net increase                                7,589,658       $ 99,683,344        338,162       $ 3,708,441
                                             ==========       ============        =======       ===========

*For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $504.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from July 24, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                  VEG 2/97 16.5M

[logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


[Graphic Omitted]

MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGER                                                   Boston, MA 02107-9906
John F. Brennan, Jr.*
                                                                    For additional information,
TREASURER                                                           contact your financial adviser.
W. Thomas London*
                                                                    CUSTODIAN
ASSISTANT TREASURER                                                 Investors Bank & Trust Company
James O. Yost*
                                                                    AUDITORS
SECRETARY                                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                                 www.mfs.com
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms. This should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest increase in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing, but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals, and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith Brodkin                       /s/John F. Brennan, Jr.
   A. Keith Brodkin                          John F. Brennan, Jr.
   Chairman and President                    Portfolio Manager

January 9, 1997


MFS(R) VALUE SERIES
Over the past 12 months, the three best-performing sectors of the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, were technology, which was up 46.9%; financial services, up 35.8%; and industrial goods and services, up 28.9%. The worst-performing sector was utilities and communications, which gained just 1.6%. The Series was slightly underweighted in technology versus the S&P 500 (9.0% of the portfolio versus 12.0% of the S&P 500), slightly underweighted in financial services (12.1% versus 14.8%), and slightly underweighted in industrial goods and services (7.1% versus 7.9%). Our overweighting in the utilities and communications sector (10.9% versus 9.5%) is primarily concentrated in the cellular industry with a large holding in Cellular Communications International, a member of the Italian licensee Omnitel.

    Leisure, our largest sector (21.7% of the portfolio), is a diverse mix of companies and industries. The Series' primary focus is on the gaming and lodging industry as well as the broadcasting industry. We believe the lodging industry will continue to exhibit favorable trends over the near term. Supply continues to be tight, especially for the high-end, full-service hotels, and demand remains robust. We expect the key measurements of performance, and occupancy rates to be positive throughout 1997. While the gaming industry's expansion slowed in 1996, we continue our enthusiasm for long-term prospects. Harrah's Entertainment is currently one of the more attractively valued companies in this industry and results should turn more favorable in the second half of 1997. In the broadcasting industry, our holdings range across television and radio -- industries which may benefit from recent deregulation. Ongoing consolidation should aid revenue and costs as pricing flexibility increases and programming expenses diminish. Our favorite holdings in this industry are American Radio and LIN Television.

    The Series' industrial goods holdings are focused on the aerospace industry, which we expect to have a strong runup in profits as the commercial aircraft cycle evolves over the next several years. We believe BE Aerospace and BF Goodrich are expected to show strong earnings momentum over this period.

    International holdings are currently 18% of equities and range across European and Asian markets. In addition to Cellular Communications International, other large holdings include Tranz Rail (a New Zealand railway) and Korea Mobile Telecom (a South Korean cellular franchise).

    Our outlook for the coming year is cautious. With stock market valuations at record levels and the recent uptick in interest rates, we believe the market is vulnerable to negative news. Therefore, we are positioned conservatively.

PORTFOLIO MANAGER'S PROFILE
John F. Brennan, Jr. is Senior Vice President of MFS and manages MFS Value Series. He joined MFS as an industry specialist in 1985. He was named Vice President in 1988 and Senior Vice President in 1995. Mr. Brennan is a graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration.

DIVIDENDS-RECEIVED DEDUCTION
For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 13.82%.

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Value Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1996 to December 31, 1996)

                              Consumer
               MFS            Price          S&P 500
               Value          Index -        Composite
Date           Series         U.S.           Index
----           -------        --------       ---------
 8/96          10000.0        10000.0        10000.0
 8/96           9960.0        10020.0        10207.0
 9/96          10460.0        10054.0        10778.0
10/96          10370.0        10086.0        11079.0
11/96          10800.0        10105.0        11911.0
12/96          10878.0        10124.0        11674.0


AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                  Life+
---------------------------------------------------------
MFS Value Series                               + 8.78%
---------------------------------------------------------
Standard & Poor's 500 Composite Index++        +16.74%
---------------------------------------------------------
Consumer Price Index*++                        + 1.24%
---------------------------------------------------------
 +For the period from the commencement of investment operations, August 14,
  1996 to December 31, 1996.
++Source: CDA/Wiesenberger.
 *The Consumer Price Index is a popular measure of change in prices.

Returns shown do not reflect the deduction of mortality and expense risk charges and administrative fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Stocks - 91.9%
-----------------------------------------------------------------------------
Issuer                                                     Shares       Value
-----------------------------------------------------------------------------
U.S. Stocks - 76.9%
  Advertising - 0.9%
    Outdoor Systems, Inc.*                                    450  $   12,656
-----------------------------------------------------------------------------
  Aerospace - 3.3%
    AlliedSignal, Inc.                                        200  $   13,400
    BE Aerospace, Inc.*                                     1,100      29,837
    Raytheon Co.                                               20         963
                                                                   ----------
                                                                   $   44,200
-----------------------------------------------------------------------------
  Agricultural Products - 1.7%
    AGCO Corp.                                                440  $   12,595
    Case Corp.                                                200      10,900
                                                                   ----------
                                                                   $   23,495
-----------------------------------------------------------------------------
  Automotive - 2.6%
    Ford Motor Co.                                            400  $   12,750
    Goodrich (B.F.) Co.                                       300      12,150
    Harvard Industries, Inc., "B"*                          2,400      10,800
                                                                   ----------
                                                                   $   35,700
-----------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Wells Fargo & Co.                                          65  $   17,534
-----------------------------------------------------------------------------
  Business Machines - 0.8%
    Sun Microsystems, Inc.*                                   400  $   10,275
-----------------------------------------------------------------------------
  Business Services - 2.7%
    ADT Ltd.*                                                 800  $   18,300
    Alco Standard Corp.                                       300      15,487
    Sabre Group Holdings, Inc.*                               100       2,787
                                                                   ----------
                                                                   $   36,574
-----------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    Telephone & Data Systems, Inc.                            300  $   10,875
-----------------------------------------------------------------------------
  Chemicals - 1.1%
    Dexter Corp.                                              400  $   12,750
    NL Industries, Inc.                                       200       2,175
                                                                   ----------
                                                                   $   14,925
-----------------------------------------------------------------------------
  Computer Software - Systems - 3.3%
    Adobe Systems, Inc.                                       300  $   11,213
    Cerner Corp.*                                             600       9,300
    Sybase, Inc.*                                           1,400      23,363
                                                                   ----------
                                                                   $   43,876
-----------------------------------------------------------------------------
  Consumer Goods and Services - 3.5%
    Philip Morris Cos., Inc.                                  140  $   15,767
    Tyco International Ltd.                                   600      31,725
                                                                   ----------
                                                                   $   47,492
-----------------------------------------------------------------------------
  Containers - 0.4%
    Stone Container Corp.                                     400  $    5,950
-----------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Loral Space & Communications Corp.*                       200  $    3,675
-----------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    Rofin-Sinar Technologies, Inc.*                           300  $    3,525
-----------------------------------------------------------------------------
  Electronics - 2.4%
    Atmel Corp.*                                              500  $   16,562
    Intel Corp.                                                70       9,166
    Kulicke & Soffa Industries, Inc.*                         100       1,900
    LTX Corp.*                                                700       4,113
                                                                   ----------
                                                                   $   31,741
-----------------------------------------------------------------------------
  Entertainment - 7.9%
    American Radio Systems Corp., "A"*                        330  $    8,993
    Argosy Gaming Co.*                                        400       1,850
    Casino America, Inc.*                                     800       2,550
    Central European Media Enterprises Ltd.*                  400      12,700
    Chancellor Broadcasting Co., "A"*                         280       6,650
    EZ Communications, Inc., "A"*                             300      10,988
    Golden Bear Golf, Inc.*                                   200       2,250
    Harrah's Entertainment, Inc.*                           1,600      31,800
    Harveys Casino Resorts                                    200       3,375
    LIN Television Corp.*                                     400      16,900
    Showboat, Inc.                                            300       5,175
    Univision Communications, Inc.*                           100       3,700
                                                                   ----------
                                                                   $  106,931
-----------------------------------------------------------------------------
  Financial Institutions - 3.8%
    Benefical Corp.                                           220  $   13,943
    Federal Home Loan Mortgage Corp.                          200      22,025
    Union Planters Corp.                                      400      15,600
                                                                   ----------
                                                                   $   51,568
-----------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Earthgrains Co.                                           100  $    5,225
    Interstate Bakeries Corp.                                 260      12,772
                                                                   ----------
                                                                   $   17,997
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Kimberly-Clark Corp.                                      200  $   19,050
-----------------------------------------------------------------------------
  Insurance - 4.4%
    Chubb Corp.                                               240  $   12,900
    CIGNA Corp.                                               100      13,662
    ITT Hartford Group, Inc.                                  200      13,500
    Penncorp Financial Group, Inc.                            520      18,720
                                                                   ----------
                                                                   $   58,782
-----------------------------------------------------------------------------
  Machinery - 1.1%
    Stewart & Stevenson Services, Inc.                        500  $   14,563
-----------------------------------------------------------------------------
  Medical and Health Products - 2.6%
    Pharmacia & Upjohn, Inc.                                  360  $   14,265
    Rhone-Poulenc Rorer, Inc.                                 200      15,625
    Uromed Corp.*                                             500       4,875
                                                                   ----------
                                                                   $   34,765
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.2%
    Pacificare Health Systems, Inc., "B"*                      70  $    5,687
    Regency Health Services, Inc.*                            400       3,850
    St. Jude Medical, Inc.*                                   500      21,312
    United Healthcare Corp.                                   260      11,700
                                                                   ----------
                                                                   $   42,549
-----------------------------------------------------------------------------
  Oil Services - 0.3%
    Tidewater, Inc.                                           100  $    4,525
-----------------------------------------------------------------------------
  Oils - 1.8%
    Occidental Petroleum Corp.                                500  $   11,688
    Texaco, Inc.                                              130      12,756
                                                                   ----------
                                                                   $   24,444
-----------------------------------------------------------------------------
  Photographic Products - 0.6%
    Eastman Kodak Co.                                         100  $    8,025
-----------------------------------------------------------------------------
  Printing and Publishing - 1.9%
    Gannett Co., Inc.                                         170  $   12,729
    Pulitzer Publishing Co.                                   101       4,684
    Scripps (E.W.) Co., "A"                                   245       8,575
                                                                   ----------
                                                                   $   25,988
-----------------------------------------------------------------------------
  Railroads - 1.9%
    Burlington Northern-Santa Fe                              160  $   13,820
    Wisconsin Central Transportation Corp.*                   300      11,887
                                                                   ----------
                                                                   $   25,707
-----------------------------------------------------------------------------
  Restaurants and Lodging - 6.9%
    Host Marriott Corp.*                                    2,320  $   37,120
    Prime Hospitality Corp.*                                1,000      16,125
    Promus Hotel Corp.*                                       800      23,700
    Renaissance Hotel Group N.V.*                             100       2,350
    Servico, Inc.*                                            600       9,675
    Showbiz Pizza Time, Inc.*                                 200       3,625
                                                                   ----------
                                                                   $   92,595
-----------------------------------------------------------------------------
  Stores - 3.1%
    Ann Taylor Stores Corp.*                                  400  $    7,000
    Gymboree Corp.*                                           300       6,863
    Rite Aid Corp.                                            370      14,708
    Sears, Roebuck & Co.                                      300      13,837
                                                                   ----------
                                                                   $   42,408
-----------------------------------------------------------------------------
  Supermarkets - 1.3%
    Vons Cos., Inc.*                                          300  $   17,963
-----------------------------------------------------------------------------
  Telecommunications - 6.2%
    Cabletron Systems, Inc.*                                  380  $   12,635
    Cellular Communications International,
      Inc.*                                                 2,200      63,800
    U.S. Robotics Corp.*                                      100       7,200
                                                                   ----------
                                                                   $   83,635
-----------------------------------------------------------------------------
  Utilities - Telephone - 1.8%
    MCI Communications Corp.                                  760  $   24,842
-----------------------------------------------------------------------------
Total U.S. Stocks                                                  $1,038,830
-----------------------------------------------------------------------------
Foreign Stocks - 15.0%
  Finland - 2.4%
    Huhtamaki Oy (Consumer Goods and Services)                200  $    9,300
    Nokia Corp., ADR (Telecommunications)                     400      23,050
                                                                   ----------
                                                                   $   32,350
-----------------------------------------------------------------------------
  France - 0.9%
    Union Assurances Federale S.A. (Insurance)                100  $   12,341
-----------------------------------------------------------------------------
  Hong Kong - 2.0%
    Cafe de Coral Group (Restaurants and
      Lodging)                                             20,000  $    5,364
    Giordano International Ltd. (Apparel and
      Textiles)                                             8,000       6,826
    Liu Chong Hing Bank Ltd. (Banks and Credit
      Companies)                                            2,000       3,336
    Wharf Holdings Ltd. (Real Estate Investment
      Trusts)                                               1,000       4,991
    Wing Hang Bank Ltd. (Bank and Credit
      Companies)                                            1,500       6,808
                                                                   ----------
                                                                   $   27,325
-----------------------------------------------------------------------------
  Italy - 0.8%
    Fila Holdings S.p.A., ADR (Apparel and
      Textiles)                                               100  $    5,812
    Olivetti Group (Office Equipment)*                     13,600       4,792
                                                                   ----------
                                                                   $   10,604
-----------------------------------------------------------------------------
  New Zealand - 2.7%
    Lion Nathan Ltd. (Food and Beverage
      Products)                                             3,000  $    7,185
    Sky City Ltd. (Entertainment)*                          1,900      10,350
    Tranz Rail Holdings Ltd., ADR (Railroads)*              1,040      18,395
                                                                   ----------
                                                                   $   35,930
-----------------------------------------------------------------------------
  Philippines - 0.3%
    Pilpino Telephone & Telegraph Corp.
      (Telecommunications)*                                 4,800  $    4,067
-----------------------------------------------------------------------------
  South Korea - 1.3%
    Korea Electric Power Corp., ADR (Utilities -
      Electric)                                               500  $   10,250
    Korea Mobile Telecommunications, ADR
      (Telecommunications)                                    618       7,957
                                                                   ----------
                                                                   $   18,207
-----------------------------------------------------------------------------
  Sweden - 1.4%
    Enator AB (Computer Services)*                            480  $   12,290
    Nobel Biocare (Medical and Health Products)               400       7,043
                                                                   ----------
                                                                   $   19,333
-----------------------------------------------------------------------------
  United Kingdom - 3.2%
    British Petroleum PLC, ADR (Oils)                         100  $   14,137
    Jarvis Hotels PLC (Restaurants and Lodging)+            2,900       7,999
    Kwik-Fit Holdings PLC (Automotive)                      1,200       4,471
    PowerGen PLC (Utilities - Electric)                     1,400      13,719
    Storehouse PLC (Stores)                                   700       3,100
                                                                   ----------
                                                                   $   43,426
-----------------------------------------------------------------------------
Total Foreign Stocks                                               $  203,583
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,168,334)                         $1,242,413
-----------------------------------------------------------------------------

Bonds - 2.2%
-----------------------------------------------------------------------------
                                                 Principal Amount
                                                    (000 Omitted)
-----------------------------------------------------------------------------
Harrah's Jazz Co., 14.25s, 2001** (Identified
  Cost, $31,496)                                           $   60  $   29,721
-----------------------------------------------------------------------------

Put Option Purchased - 1.7%
-------------------------------------------------------------------------------
                                                 Principal Amount
                                                     of Contracts
Description/Expiration Month/Strike Price           (000 Omitted)       Value
-----------------------------------------------------------------------------
S&P Index/September/775                                    $    2  $    9,825
S&P Index/September/800                                         2      12,500
-----------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $21,499)               $   22,325
-----------------------------------------------------------------------------

Short-Term Obligations - 3.0%
-----------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)
-----------------------------------------------------------------------------
Federal Home Loan Bank, due 1/02/97,
at Amortized Cost                                          $   40  $   39,988
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $1,261,317)                    $1,334,447

Other Assets, Less Liabilities - 1.2%                                  16,808
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $1,351,255
-----------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security - in default.
 +Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
December 31, 1996
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,261,317)            $1,334,447
  Cash                                                                3,534
  Receivable for Series shares sold                                   9,996
  Interest and dividends receivable                                   1,752
  Deferred organization expenses                                      8,499
                                                                 ----------
      Total assets                                               $1,358,228
                                                                 ----------
Liabilities:
  Payable for Series shares reacquired                           $       24
  Payable to affiliate for management fee                                81
  Accrued expenses and other liabilities                              6,868
                                                                 ----------
      Total liabilities                                          $    6,973
                                                                 ----------
Net assets                                                       $1,351,255
                                                                 ==========
Net assets consist of:
  Paid-in capital                                                $1,279,148
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     73,135
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,028)
                                                                 ----------
      Total                                                      $1,351,255
                                                                 ==========
Shares of beneficial interest outstanding                          126,723
                                                                   =======
Net asset value per share
  (net assets of $1,351,255 / 126,723 shares of beneficial
  interest outstanding)                                            $10.66
                                                                   ======

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------
Period Ended December 31, 1996*
--------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $ 5,551
    Interest                                                         1,832
                                                                   -------
      Total investment income                                      $ 7,383
                                                                   -------
  Expenses -
    Management fee                                                 $ 3,196
    Trustees' compensation                                             508
    Shareholder servicing agent fee                                    145
    Printing                                                         6,506
    Auditing fees                                                    2,006
    Legal fees                                                       1,922
    Amortization of organization expenses                              689
    Custodian fee                                                      469
    Miscellaneous                                                      982
                                                                   -------
      Total expenses                                               $16,423
    Fees paid indirectly                                               (84)
    Reduction of expenses by investment adviser                    (12,079)
                                                                   -------
      Net expenses                                                 $ 4,260
                                                                   -------
        Net investment income                                      $ 3,123
                                                                   -------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $18,596
    Foreign currency transactions                                      (56)
                                                                   -------
        Net realized gain on investments and foreign currency
          transactions                                             $18,540
                                                                   -------
  Change in unrealized appreciation -
    Investments                                                    $73,130
    Translation of assets and liabilities in foreign
      currencies                                                         5
                                                                   -------
      Net unrealized gain on investments and foreign currency
        translation                                                $73,135
                                                                   -------
        Net realized and unrealized gain on investments and
          foreign currency                                         $91,675
                                                                   -------
          Increase in net assets from operations                   $94,798
                                                                   =======

*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets
---------------------------------------------------------------------------
Period Ended December 31, 1996*

Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    3,123
  Net realized gain on investments and foreign currency
    transactions                                                     18,540
  Net unrealized gain on investments and foreign currency
    translation                                                      73,135
                                                                 ----------
    Increase in net assets from operations                       $   94,798
                                                                 ----------
Distributions declared to shareholders -
  From net investment income                                     $   (3,068)
  From net realized gain on investments and foreign currency
    transactions                                                    (18,540)
  In excess of net realized gain on investments and foreign
    currency transactions                                            (1,083)
  Tax return of capital                                              (3,853)
                                                                 ----------
      Total distributions declared to shareholders               $  (26,544)
                                                                 ----------
Series share (principal) transactions -
  Net proceeds from sale of shares                               $1,251,706
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                    26,544
  Cost of shares reacquired                                          (3,849)
                                                                 ----------
    Increase in net assets from Series share transactions        $1,274,401
                                                                 ----------
      Total increase in net assets                               $1,342,655
Net assets:
  At beginning of period                                              8,600
                                                                 ----------
  At end of period                                               $1,351,255
                                                                 ==========

*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------
Period Ended December 31, 1996*
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                             $ 10.00
                                                                  -------
Income from investment operations# -
  Net investment income(S)                                        $  0.07
  Net realized and unrealized gain on investments
    and foreign currency transactions                                0.88
                                                                  -------
      Total from investment operations                            $  0.95
                                                                  -------
Less distributions declared to shareholders -
  From net investment income                                      $ (0.03)
  From net realized gain on investments and foreign currency
    transactions                                                    (0.21)
  In excess of net realized gain on investments and foreign
    currency transactions                                           (0.01)
  Tax return of capital                                             (0.04)
                                                                  -------
      Total distributions declared to shareholders                $ (0.29)
                                                                  -------
Net asset value - end of period                                   $ 10.66
                                                                  =======
Total return                                                        8.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                          1.00%+
  Net investment income                                             1.72%+
Portfolio turnover                                                    44%
Average commission rate                                           $0.0204
Net assets at end of period (000 omitted)                          $1,351

  *For the period from the commencement of investment operations, August 14,
   1996 to December 31, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
   Net investment loss                                            $ (0.04)
   Ratios (to average net assets):
     Expenses                                                       3.83%+
     Net investment loss                                          (1.11)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Value Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the period ended Decemer 31, 1996, $55 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $12,079.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $1,659,247 and $478,962, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                     $1,261,317
                                                   ==========
Gross unrealized appreciation                      $  112,716
Gross unrealized depreciation                         (39,586)
                                                   ----------
    Net unrealized appreciation                    $   73,130
                                                   ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                                      Period Ended
                                                      December 31, 1996*
                                                      ------------------------
                                                      Shares        Amount
------------------------------------------------------------------------------
Shares sold                                           123,715       $1,251,706
Shares issued to shareholders in reinvestment
  of distributions                                      2,506           26,544
Shares reacquired                                        (358)          (3,849)
                                                      -------       ----------
    Net increase                                      125,863       $1,274,401
                                                      =======       ==========
*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended December 31, 1996 was $6.

(7) Restricted Security
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1996, the Series owned the following restricted security (consisting of 0.6% of net assets) which may not be publicly sold without registration under the Securities Act of 1993. The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

Description                Date of Acquisition    Shares      Cost      Value
-----------------------------------------------------------------------------
Jarvis Hotels PLC            8/16/96 - 8/23/96     2,900    $7,487     $7,999
                                                                       ======

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Value
Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the period from August 14, 1996 (commencement of investment operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                  VGS-2/97 230

                                                               Annual Report
[Logo]                                                         for year Ended
INVESTMENT MANAGEMENT                                          December 31, 1996



MFS(R) RESEARCH SERIES
A Series of MFS(R) Variable Insurance  Trust



[Graphic Omitted]

MFS(R) RESEARCH SERIES

A Series of MFS(R) Variable Insurance  Trust

TRUSTEES                               INVESTMENT ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management       SHAREHOLDER SERVICE CENTER
 Company                               MFS Service Center, Inc.
(Blockbuster Video Franchise)          P.O. Box 1400
                                       Boston, MA 02107-9906
DIRECTOR OF RESEARCH
Kevin R. Parke*                        For additional information,
                                       contact your financial adviser.
TREASURER
W. Thomas London*                      CUSTODIAN
                                       Investors Bank & Trust Company
ASSISTANT TREASURER
James O. Yost*                         AUDITORS
                                       Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                      WORLD WIDE WEB
                                       www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*





*Affiliated with the Investment Adviser

Dear Contract Owner:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks as if U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

     After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

     We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

     In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan late in 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

     Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

     Comments from the Director of Research are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                    /s/ Kevin R. Parke
    A. Keith Brodkin                        Kevin R. Parke
    Chairman and President                  Director of Research

January 16, 1997

A Committee of MFS Research Analysts is responsible for the day-to-day management of the Series under the general supervision of Mr. Parke.

MFS RESEARCH SERIES

For the year ended December 31, 1996, the Series provided a total return of 22.33% (including the reinvestment of distributions). This compares to a return of 22.64% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, for the same period.

     The Series remains overweighted compared to the S&P 500 in several sectors including technology, industrial goods and services, consumer staples, and business services. Relatively neutral weightings to the S&P 500 include financial services, health care, retailing, and leisure. The Series continues to be underweighted in energy and in utilities and communications.

     Within the technology sector, there were several stocks which contributed to the Series' performance over the past 12 months. Software companies including Microsoft, Compuware, BMC Software, and Cisco Systems have established solid competitive standings within their industry which has led to successful stock performance.

     Several companies within the financial services sector have also performed well during the past year. Life insurance companies such as Conseco, Allstate, and ITT Hartford have implemented several cost-savings initiatives which contributed to recent earnings. Additionally, several banks benefited from the consolidation in the industry. Both Chase Manhattan and BankBoston proved that a successful merger or acquisition, coupled with a strong management team, can contribute to earnings much sooner than anticipated.

     While the Series was underweighted in both energy and in utilities and communications, three companies provided strong returns over the past year. Newfield Exploration and PanEnergy Corporation proved to have been excellent additions. Meanwhile, MCI Communications appreciated following the announcement of a planned acquisition by British Telecommunications PLC.

DIVIDENDS-RECEIVED DEDUCTION

The MFS Research Series has designated $42,311 as a long-term capital gain.

     For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 20.77%.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Research Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1995 through December 31, 1996)

                          MFS               S&P 500         Consumer Price
                    Research Series    Composite Index        Index - U.S.
                    ---------------    ---------------      --------------
         8/95          10000.0             10000.0              10000.0
        12/95          11062.0             11063.0              10059.0
         3/96          11702.0             11659.0              10198.0
         6/96          12403.0             12177.0              10272.0
         9/96          12880.0             12548.0              10348.0
        12/96          13532.0             13591.0              10420.0

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                       1 Year             Life+
-------------------------------------------------------------------------------
MFS Research Series                                   +22.33%          +23.46%
-------------------------------------------------------------------------------
Standard & Poor's 500++                               +22.64%          +26.72%
-------------------------------------------------------------------------------
Consumer Price Index*++                               + 3.56%          + 2.91%
-------------------------------------------------------------------------------
 +For the period from the commencement of investment operations, July 26, 1995 to December 31, 1996.
 *The Consumer Price Index is a popular measure of change in prices.
++Source: CDA/Wiesenberger.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Stocks - 94.2%
-----------------------------------------------------------------------------
Issuer                                                    Shares        Value
-----------------------------------------------------------------------------
U.S. Stocks - 85.6%
  Aerospace - 6.2%
    General Dynamics Corp.                                 3,700  $   260,850
    Lockheed-Martin Corp.                                  5,400      494,100
    McDonnell Douglas Corp.                               12,000      768,000
    United Technologies Corp.                             10,200      673,200
                                                                  -----------
                                                                  $ 2,196,150
-----------------------------------------------------------------------------
  Agricultural Products - 1.6%
    Case Corp.                                            10,300  $   561,350
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.7%
    Nike, Inc., "B"                                        2,500  $   149,375
    Reebok International Ltd.                              2,400      100,800
                                                                  -----------
                                                                  $   250,175
-----------------------------------------------------------------------------
  Automotive - 0.4%
    Goodrich (B.F.) Co.                                    3,700  $   149,850
-------------------------------------------------------------------------------
  Banks and Credit Companies - 3.5%
    Bank of Boston Corp.                                   4,140  $   265,995
    Chase Manhattan Corp.                                  5,732      511,581
    Compass Bancshares, Inc.                               1,300       51,675
    Crestar Financial Corp.                                2,300      171,063
    Fleet Financial Group, Inc.                            4,800      239,400
                                                                  -----------
                                                                  $ 1,239,714
-----------------------------------------------------------------------------
  Building - 0.6%
    Newport News Shipbuilding, Inc.*                      14,900  $   223,500
-----------------------------------------------------------------------------
  Business Machines - 0.9%
    Affiliated Computer Co.*                               1,100  $    32,725
    Sun Microsystems, Inc.*                               11,000      282,562
                                                                  -----------
                                                                  $   315,287
-----------------------------------------------------------------------------
  Business Services - 3.4%
    Accustaff, Inc.*                                      21,400  $   452,075
    Alco Standard Corp.                                    6,800      351,050
    DST Systems, Inc.                                      8,300      260,413
    Technology Solutions Co.*                              3,500      145,250
                                                                  -----------
                                                                  $ 1,208,788
-----------------------------------------------------------------------------
  Chemicals - 4.0%
    Air Products & Chemicals, Inc.                         8,900  $   615,212
    Praxair, Inc.                                         17,200      793,350
                                                                  -----------
                                                                  $ 1,408,562
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.2%
    Electronic Arts, Inc.*                                 8,700  $   260,456
    First Data Corp.                                       7,400      270,100
    Microsoft Corp.*                                       7,600      627,950
                                                                  -----------
                                                                  $ 1,158,506
-----------------------------------------------------------------------------
  Computer Software - Systems - 6.2%
    Adobe Systems, Inc.                                    6,000  $   224,250
    BMC Software, Inc.*                                    7,800      322,725
    Cadence Design Systems, Inc.*                          8,175      324,956
    Computer Associates International, Inc.                5,150      256,212
    Compuware Corp.*                                       2,100      105,263
    Oracle Systems Corp.*                                 15,500      647,125
    Sybase, Inc.*                                          5,300       88,444
    Synopsys, Inc.*                                        5,300      245,125
                                                                  -----------
                                                                  $ 2,214,100
-----------------------------------------------------------------------------
  Consumer Goods and Services - 10.1%
    Colgate-Palmolive Co.                                  6,500  $   599,625
    Estee Lauder Cos., "A"                                 3,700      188,237
    Gillette Co.                                           6,900      536,475
    Philip Morris Cos., Inc.                               7,500      844,688
    Procter & Gamble Co.                                   5,400      580,500
    Revlon, Inc., "A"*                                     5,500      164,312
    Sherwin-Williams Co.                                   6,100      341,600
    Tyco International Ltd.                                6,600      348,975
                                                                  -----------
                                                                  $ 3,604,412
-----------------------------------------------------------------------------
  Defense Electronics - 0.7%
    Loral Space & Communications Corp.*                   13,600  $   249,900
-----------------------------------------------------------------------------
  Electronics - 1.2%
    Analog Devices, Inc.*                                  4,700  $   159,212
    LSI Logic Corp.*                                       2,400       64,200
    Lattice Semiconductor Corp.*                           1,300       59,800
    Xilinx, Inc.*                                          4,300      158,294
                                                                  -----------
                                                                  $   441,506
-----------------------------------------------------------------------------
  Entertainment - 1.8%
    Clear Channel Communications, Inc.*                    1,700  $    61,413
    Jacor Communications, Inc.*                            8,600      235,425
    Showboat, Inc.                                         3,200       55,200
    Viacom, Inc., "B"*                                     8,700      303,412
                                                                  -----------
                                                                  $   655,450
-----------------------------------------------------------------------------
  Financial Institutions - 2.1%
    Advanta Corp., "B"                                     9,600  $   392,400
    Union Planters Corp.                                   9,218      359,483
                                                                  -----------
                                                                  $   751,883
-----------------------------------------------------------------------------
  Food and Beverage Products - 2.6%
    Earthgrains Co.                                        3,500  $   182,875
    McCormick & Co., Inc.                                  9,100      214,419
    PepsiCo, Inc.                                          6,300      184,275
    Tyson Foods, Inc., "A"                                10,000      342,500
                                                                  -----------
                                                                  $   924,069
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.8%
    Kimberly-Clark Corp.                                   6,600  $   628,650
-----------------------------------------------------------------------------
  Insurance - 6.7%
    Allstate Corp.                                         6,600  $   381,975
    Amerin Corp.*                                          3,500       90,125
    CIGNA Corp.                                            4,000      546,500
    Chubb Corp.                                            4,100      220,375
    Conseco, Inc.                                          2,900      184,875
    Equitable of Iowa Cos.                                 3,700      169,737
    ITT Hartford Group, Inc.                               4,200  $   283,500
    Penncorp Financial Group, Inc.                        13,900      500,400
                                                                  -----------
                                                                  $ 2,377,487
-----------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    Pfizer, Inc.                                           3,500  $   290,063
    Pharmacia & Upjohn, Inc.                               6,200      245,675
    Rhone-Poulenc Rorer, Inc.                              2,200      171,875
    Uromed Corp.*                                         12,400      120,900
    Ventritex, Inc.*                                       8,000      197,000
    Zoll Medical Corp.*                                    1,000       10,750
                                                                  -----------
                                                                  $ 1,036,263
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.3%
    Coventry Corp.*                                        3,700  $    34,283
    Pacificare Health Systems, Inc., "A"*                  4,400      357,500
    Pacificare Health Systems, Inc., "B"*                  1,100       93,775
    RISCORP, Inc., "A"*                                    1,900        6,887
    St. Jude Medical, Inc.*                               13,400      571,175
    United Healthcare Corp.                               10,700      481,500
                                                                  -----------
                                                                  $ 1,545,120
-----------------------------------------------------------------------------
  Oil Services - 0.6%
    Transocean Offshore, Inc.                              3,300  $   206,662
-----------------------------------------------------------------------------
  Oils - 2.0%
    Barrett Resources Corp.*                               4,500  $   191,813
    Mobil Corp.                                            3,000      366,750
    Newfield Exploration Co.*                              5,800      150,800
                                                                  -----------
                                                                  $   709,363
-----------------------------------------------------------------------------
  Railroads - 3.2%
    Burlington Northern-Santa Fe                           3,700  $   319,587
    Conrail, Inc.                                          2,254      224,555
    Wisconsin Central Transportation Corp.*               15,400      610,225
                                                                  -----------
                                                                  $ 1,154,367
-----------------------------------------------------------------------------
  Restaurants and Lodging - 3.4%
    HFS, Inc.*                                             9,800  $   585,550
    Host Marriott Corp.*                                  24,400      390,400
    MGM Grand, Inc.*                                       6,500      226,688
    Promus Hotel Corp.*                                      900       26,662
                                                                  -----------
                                                                  $ 1,229,300
-----------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Stanley Works                                         11,100  $   299,700
-----------------------------------------------------------------------------
  Stores - 3.3%
    Ann Taylor Stores*                                     9,600  $   168,000
    CompUSA, Inc.*                                        12,500      257,813
    Gymboree Corp.*                                        8,100      185,287
    Hollywood Entertainment Corp.*                         1,400       25,900
    Home Depot, Inc.                                       4,000      200,500
    Lowe's Cos., Inc.                                      5,000      177,500
    Micro Warehouse, Inc.*                                 1,400       16,450
    Staples, Inc.*                                         8,300      149,919
                                                                  -----------
                                                                  $ 1,181,369
-----------------------------------------------------------------------------
 Supermarkets - 1.3%
    Safeway, Inc.*                                        10,700  $   457,425
-----------------------------------------------------------------------------
  Telecommunications - 2.8%
    Ascend Communications, Inc.*                             800  $    49,700
    Cabletron Systems, Inc.*                               5,000      166,250
    Cisco Systems, Inc.*                                   5,300      337,213
    Glenayre Technologies, Inc.*                           9,600      207,000
    Lucent Technologies, Inc.                              5,100      235,875
                                                                  -----------
                                                                  $   996,038
-----------------------------------------------------------------------------
  Utilities - Gas - 2.2%
    Coastal Corp.                                          8,500  $   415,437
    PanEnergy Corp.                                        8,400      378,000
                                                                  -----------
                                                                  $   793,437
-----------------------------------------------------------------------------
  Utilities - Telephone - 1.1%
    MCI Communications Corp.                              12,400  $   405,325
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $30,573,708
-----------------------------------------------------------------------------
Foreign Stocks - 8.6%
  Denmark - 0.2%
    ISS International Service System A/S, "B"
      (Business Services)                                  3,100  $    81,599
-----------------------------------------------------------------------------
  Finland - 0.7%
    Huhtamake Group (Conglomerates)                        4,500  $   209,252
    TT Tieto OY, "B" (Computer Software - Systems)           600       50,703
                                                                  -----------
                                                                  $   259,955
-----------------------------------------------------------------------------
  France - 0.4%
    Union Assurances Federale S.A. (Insurance)             1,200  $   148,091
-----------------------------------------------------------------------------
  Germany
    SAP AG (Computer Software - Systems)                     100  $    13,767
-----------------------------------------------------------------------------
  Greece - 0.3%
    Hellenic Telecommunication Organization
      S.A. (Telecommunications)                            5,000   $   85,510
-----------------------------------------------------------------------------
  Hong Kong - 1.9%
    Giordano International Ltd. (Apparel and Textiles)   142,000   $  121,169
    Wharf Holdings Ltd. (Real Estate
      Investment Trusts)                                  99,000      494,099
    Wing Hang Bank Ltd. (Banks and Credit Companies)      16,500       74,884
                                                                  -----------
                                                                  $   690,152
-----------------------------------------------------------------------------
  Italy - 0.5%
    Telecom Italia Mobile S.p.A. (Telecommunications)*   128,100  $   182,658
-----------------------------------------------------------------------------
  Philippines - 0.2%
    Pilipino Telegraph & Telephone Corp.
      (Telecommunications)                                79,500  $    67,352
-----------------------------------------------------------------------------
  South Korea - 0.4%
    Korea Mobile Telecommunications, ADR
      (Telecommunications)                                 9,952  $   128,132
-----------------------------------------------------------------------------
  Sweden - 1.8%
    Astra AB, Free Shares, "B" (Medical and
      Health Products)                                     8,800  $   424,827
    Enator AB (Computer Services)*                         3,560       91,155
    Nobel Biocare (Medical and Health Products)            6,700      117,975
                                                                  -----------
                                                                  $   633,957
-----------------------------------------------------------------------------
  United Kingdom - 2.2%
    British Petroleum PLC, ADR (Oils)                      2,908  $   411,118
    Jarvis Hotels PLC (Restaurants and Lodging)+          56,800      156,669
    Kwik-Fit Holdings PLC (Automotive)                    43,800      162,454
    Storehouse PLC (Stores)                                8,000       35,429
                                                                  -----------
                                                                  $   765,670
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $ 3,056,843
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $31,691,287)                       $33,630,551
-----------------------------------------------------------------------------

Short-Term Obligation - 17.1%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-----------------------------------------------------------------------------
Student Loan Marketing Assn., due 1/02/96,
    at Amortized Cost                                     $6,100  $ 6,097,882
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $37,789,169)                  $39,728,433

Other Assets, Less Liabilities - (11.3)%                           (4,018,047)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $35,710,386
-----------------------------------------------------------------------------
*Non-income producing security.
+Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
December 31, 1996
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $37,789,169)           $39,728,433
  Cash                                                                12,608
  Receivable for Series shares sold                                  402,978
  Interest and dividends receivable                                   32,530
  Receivable from investment adviser                                  32,111
  Deferred organization expenses                                       6,556
  Other assets                                                           678
                                                                 -----------
      Total assets                                               $40,215,894
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $     3,555
  Payable for investments purchased                                4,463,028
  Payable to affiliate for management fee                              2,146
  Accrued expenses and other liabilities                              36,779
                                                                 -----------
      Total liabilities                                          $ 4,505,508
                                                                 -----------
Net assets                                                       $35,710,386
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $33,784,941
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   1,939,303
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (14,261)
  Accumulated undistributed net investment income                        403
                                                                 -----------
      Total                                                      $35,710,386
                                                                 ===========
Shares of beneficial interest outstanding                         2,719,712
                                                                  =========
Net asset value per share
  (net assets of $35,710,386 / 2,719,712 shares of beneficial
   interest outstanding)                                           $13.13
                                                                   ======
See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Year Ended December 31, 1996
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $   124,226
    Interest                                                            58,384
    Foreign taxes withheld                                              (1,755)
                                                                   -----------
      Total investment income                                      $   180,855
                                                                   -----------
  Expenses -
    Management fee                                                 $    92,348
    Trustees' compensation                                               2,033
    Shareholder servicing agent fee                                      4,217
    Printing                                                            30,815
    Auditing fees                                                       29,156
    Registration fees                                                   11,131
    Custodian fee                                                        7,005
    Amortization of organization expenses                                1,842
    Legal fees                                                           1,138
    Miscellaneous                                                          969
                                                                   -----------
      Total expenses                                               $   180,654
    Fees paid indirectly                                                  (664)
    Reduction of expenses by investment adviser                        (56,859)
                                                                   -----------
      Net expenses                                                 $   123,131
                                                                   -----------
        Net investment income                                      $    57,724
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $   435,932
    Foreign currency transactions                                       (1,335)
                                                                   -----------
      Net realized gain on investments and foreign
        currency transactions                                      $   434,597
                                                                   -----------
  Change in unrealized appreciation -
    Investments                                                    $ 1,826,282
    Translation of assets and liabilities in foreign
      currencies                                                            38
                                                                   -----------
      Net unrealized gain on investments and foreign
        currency translation                                       $ 1,826,320
                                                                   -----------
        Net realized and unrealized gain on investments
          and foreign currency                                     $ 2,260,917
                                                                   -----------
          Increase in net assets from operations                   $ 2,318,641
                                                                   ===========
See notes to financial statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                 Year Ended         Period Ended
                                          December 31, 1996   December 31, 1995*
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                          $   57,724          $   6,749
  Net realized gain on investments and
    foreign currency transactions                   434,597             31,088
  Net unrealized gain on investments and
    foreign currency translation                  1,826,320            112,983
                                                -----------        -----------
      Increase in net assets from operations    $ 2,318,641        $   150,820
                                                -----------        -----------
Distributions declared to shareholders -
  From net investment income                    $   (55,987)       $    (6,583)
  From net realized gain on investments and
    foreign currency transactions                  (434,345)           (31,088)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    (15,595)              (418)
                                                -----------        -----------
      Total distributions declared to
        shareholders                            $  (505,927)       $   (38,089)
                                                -----------        -----------
Series share (principal) transactions -
  Net proceeds from sale of shares              $36,570,809        $ 2,485,755
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                   505,927             38,091
  Cost of shares reacquired                      (5,709,233)          (115,008)
                                                -----------        -----------
      Increase in net assets from Series
        share transactions                      $31,367,503        $ 2,408,838
                                                -----------        -----------
        Total increase in net assets            $33,180,217        $ 2,521,569
Net assets:
  At beginning of period                          2,530,169              8,600
                                                -----------        -----------
  At end of period (including accumulated
    undistributed net investment income of
    $403 and $0, respectively)                  $35,710,386        $ 2,530,169
                                                ===========        ===========
*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
                                             Year Ended            Period Ended
                                      December 31, 1996      December 31, 1995*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $10.89                 $10.00
                                                 ------                 ------
Income from investment operations# -
  Net investment income(S)                       $ 0.06                 $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                   2.37                   1.01
                                                 ------                 ------
      Total from investment operations           $ 2.43                 $ 1.06
                                                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                     $(0.02)                 (0.03)
  From net realized gain on investments
    and foreign currency transactions             (0.16)                 (0.14)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.01)                  --
                                                 ------                 ------
      Total distributions declared to
        shareholders                             $(0.19)                 (0.17)
                                                 ------                 ------
Net asset value - end of period                  $13.13                 $10.89
                                                 ======                 ======
Total return                                     22.33%                 10.62%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses                                        1.00%                  1.00%+
  Net investment income                           0.47%                  1.15%+
Portfolio turnover                                  56%                    28%
Average commission rate###                      $0.0295                   --
Net assets at end of period (000 omitted)       $35,710                 $2,530

  *For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
   Net investment loss                             --                    (0.08)
   Ratios (to average net assets):
     Expenses                                     1.48%                  3.90%+
     Net investment loss                           --                  (1.73)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series, and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 20 shareholders in the Series.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $1,334 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated net realized loss on investments and foreign currency transactions under book accounting was different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates

Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $73,772, including $56,859 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $35,701,131 and $6,650,754, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $37,789,169
                                                                   ===========
Gross unrealized appreciation                                      $ 2,613,234
Gross unrealized depreciation                                         (673,970)
                                                                   -----------
    Net unrealized appreciation                                    $ 1,939,264
                                                                   ===========
(5) Shares of Beneficial Interest

The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                             Year Ended                        Period Ended
                                             December 31, 1996                 December 31, 1995*
                                             -------------------------------   -----------------------------
                                                    Shares            Amount        Shares           Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                      2,923,453       $36,570,809       238,822       $2,485,755
Shares issued to shareholders in
  reinvestment of distributions                     38,386           505,927         3,521           38,091
Shares reacquired                                 (474,538)       (5,709,233)      (10,792)        (115,008)
                                                 ---------       -----------       -------       ----------
    Net increase                                 2,487,301       $31,367,503       231,551       $2,408,838
                                                 =========       ===========       =======       ==========

*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

(6) Line of Credit

The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $155.

(7) Restricted Security

The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1996, the Series owned the following restricted security (constituting 0.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

Description           Date of Acquisition     Shares         Cost         Value
-------------------------------------------------------------------------------
Jarvis Hotels PLC      6/21/96 - 11/27/96     56,800     $150,129      $156,669
                                                                       ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and
Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from July 26, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                    VFR-2/97 11M

                                                               Annual Report
[logo]                                                         for Year Ended
INVESTMENT MANAGEMENT                                          December 31, 1996




MFS(R) GROWTH WITH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust


[Graphic Omitted]

MFS(R) GROWTH WITH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGERS                                                  Boston, MA 02107-9906
John D. Laupheimer, Jr.*
Kevin R. Parke*                                                     For additional information,
                                                                    contact your financial adviser.
TREASURER
W. Thomas London*                                                   CUSTODIAN
                                                                    Investors Bank & Trust Company
ASSISTANT TREASURER
James O. Yost*                                                      AUDITORS
                                                                    Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                   WORLD WIDE WEB
                                                                    www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms. This should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest increase in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing, but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin        /s/ John D. Laupheimer, Jr.    /s/ Kevin R. Parke
    A. Keith Brodkin            John D. Laupheimer, Jr.        Kevin R. Parke
    Chairman and President      Portfolio Manager              Portfolio Manager

January 13, 1997


MFS GROWTH WITH INCOME SERIES

For the year ended December 31, 1996, the Growth with Income Series provided a total return of 24.46%. This compares to a 22.64% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance.

    The past year produced a mostly benign investment environment with growth slowly progressing, which allowed interest rates to stay low and led to improved valuations. At the same time, many companies continued to report significant gains in earnings. The Series also benefited from this favorable investment environment, by being overweighted in sectors that outperformed the market, while being underweighted in those that lagged the market. For example, the Series was overweighted in financial services stocks and industrial goods and services, particularly aerospace and defense stocks, both of which outperformed the market, as measured by the S&P 500. Meanwhile, underweighted sectors such as utilities and leisure underperformed the market as measured by the S&P 500. Financial services stocks benefited from a number of favorable developments. First, some companies such as First Bank Systems and Norwest have been selling at significant discounts to the market -- discounts which we feel are not warranted given their underlying strength. Second, the ongoing and necessary consolidation of the banking industry benefits the acquiring companies, which are able to reach broader markets and realize economies of scales, as well as the stocks of companies being taken over, as they have been bought at significant premiums.

    Meanwhile, the defense and aerospace industry is also going through a massive consolidation as the defense business shrinks. In most cases, the resulting acquisitions and mergers are enhancing, not diluting, earnings as these companies also enjoy increased economies of scale and increased purchasing power and global strength. We think there will be more mergers in the future.

    One industry that did not perform as well as expected was retailing. Going into the year, we were overweighted in the retail stocks, as they had performed poorly both in 1994 and 1995, and we felt their valuations were at fairly attractive levels. As 1996 progressed, however, we reduced our positions in the retail sector as these companies continued to underperform. Part of the reason for this underperformance was the continuing high levels of consumer debt and the overall saturation of retail stores.

    Looking ahead, we have some concerns about the S&P 500's ability to continue to increase earnings at the same pace as the last couple of years. As the economy slows, the ability of companies to make their earnings estimates will become more and more significant. As a result, stock selection will become even more important. In this environment, we believe that our emphasis on original research, combined with our bottom-up approach to stock selection, should continue to benefit the Series over the long term.

PORTFOLIO MANAGERS' PROFILES

John D. Laupheimer, Jr. joined Massachusetts Financial Services (MFS) in 1981 as an industry specialist and is Portfolio Manager of MFS Growth with Income Series. A graduate of Boston University and the Sloan School of Management of Massachusetts Institute of Technology, he was named Investment Officer in 1983, Assistant Vice President - Investments in 1984, Vice President - Investments in 1986, and Senior Vice President in 1995.

Kevin R. Parke is Senior Vice President of MFS, Director of Equity Research, and Portfolio Manager of MFS Growth with Income Series. Mr. Parke joined MFS in 1985 as an industry specialist. He was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, Senior Vice President in 1993, and Director of Equity Research in 1995. Mr. Parke is a graduate of Lehigh University and the Harvard University Graduate School of Business Administration.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

The MFS Growth with Income Series has designated $14,070 as a long-term capital gain.

DIVIDENDS-RECEIVED DEDUCTION

For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 47.42%.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Growth with Income Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses.
You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from October 1, 1995 to December 31, 1996)


              MFS Growth             Consumer             S&P 500
          with Income Series    Price Index - U.S.     Composite Index
          ------------------    ------------------     ---------------
10/95          $10,000              $10,000                $10,000
12/95           10,664               10,025                 10,601
 3/96           11,418               10,152                 11,171
 6/96           11,850               10,225                 11,668
 9/96           12,403               10,300                 12,024
12/96           13,272               10,372                 13,023


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                            1 Year         Life+
--------------------------------------------------------------------------------
MFS Growth with Income Series                              +24.46%      +25.88%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                    +22.64%      +23.95%
--------------------------------------------------------------------------------
Consumer Price Index*++                                    + 3.56%      + 3.01%
--------------------------------------------------------------------------------
 +For the period from the commencement of investment operations, October 9, 1995 to December 31, 1996.
++Source: CDA/Wiesenberger.
 *The Consumer Price Index is a popular measure of change in prices.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administrative fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Stocks - 90.6%
-----------------------------------------------------------------------------
Issuer                                                    Shares        Value
-----------------------------------------------------------------------------
U.S. Stocks - 86.9%
  Aerospace - 7.4%
    Allied Signal, Inc.                                    1,450   $   97,150
    General Dynamics Corp.                                 1,000       70,500
    Lockheed-Martin Corp.                                  1,592      145,668
    McDonnell Douglas Corp.                                2,400      153,600
    Raytheon Co.                                           1,900       91,438
    United Technologies Corp.                              1,900      125,400
                                                                   ----------
                                                                   $  683,756
-----------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Case Corp.                                               800   $   43,600
-----------------------------------------------------------------------------
  Apparel and Textiles - 1.7%
    Nike, Inc., "B"                                        1,400   $   83,650
    Reebok International Ltd.                                500       21,000
    VF Corp.                                                 700       47,250
                                                                   ----------
                                                                   $  151,900
-----------------------------------------------------------------------------
  Automotive - 0.9%
    Goodrich (B.F.) Co.                                    2,000   $   81,000
-----------------------------------------------------------------------------
  Banks and Credit Companies - 8.7%
    Bank of Boston Corp.                                     600   $   38,550
    Chase Manhattan Corp.                                    400       35,700
    Comerica, Inc.                                         1,100       57,613
    Corestates Financial Corp.                               100        5,187
    Crestar Financial Corp.                                  800       59,500
    First Bank System, Inc.                                2,000      136,500
    First Chicago NBD Corp.                                  450       24,187
    Firstar Corp.                                            900       47,250
    National City Corp.                                    1,200       53,850
    Northern Trust Co.                                     1,700       61,625
    Norwest Corp.                                          3,900      169,650
    SunTrust Banks, Inc.                                   1,400       68,950
    U.S. Bancorp                                             900       40,444
                                                                   ----------
                                                                   $  799,006
-----------------------------------------------------------------------------
  Business Machines - 0.6%
    International Business Machines Corp.                    300   $   45,300
    Xerox Corp.                                              100        5,262
                                                                   ----------
                                                                   $   50,562
-----------------------------------------------------------------------------
  Business Services - 1.7%
    Alco Standard Corp.                                    1,400   $   72,275
    Ceridian Corp.*                                          100        4,050
    Computer Sciences, Inc.*                                 800       65,700
    DST Systems, Inc.*                                       200        6,275
    Sabre Group Holdings, Inc.*                              400       11,150
                                                                   ----------
                                                                   $  159,450
-----------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    AirTouch Communications, Inc.*                           200   $    5,050
-----------------------------------------------------------------------------
  Chemicals - 2.8%
    Air Products & Chemicals, Inc.                         1,200   $   82,950
    Betzdearborn, Inc.                                       100        5,850
    du Pont (E. I.) de Nemours & Co.                         800       75,500
    Monsanto Corp                                          1,100       42,763
    Praxair, Inc.                                          1,000       46,125
                                                                   ----------
                                                                   $  253,188
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    First Data Corp.                                       1,300   $   47,450
    Microsoft Corp.*                                         900       74,362
                                                                   ----------
                                                                   $  121,812
-----------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    Computer Associates International, Inc.                1,850   $   92,038
    Electronic Data Systems Corp.                            100        4,325
    Oracle Systems Corp.*                                  1,100       45,925
                                                                   ----------
                                                                   $  142,288
-----------------------------------------------------------------------------
  Consumer Goods and Services - 8.8%
    Colgate-Palmolive Co.                                  1,700   $  156,825
    Gillette Co.                                           2,450      190,487
    Philip Morris Cos., Inc.                               2,200      247,775
    Procter & Gamble Co.                                     700       75,250
    Service Corp. International                              200        5,600
    Sherwin-Williams Co.                                     800       44,800
    Tyco International Ltd.                                  700       37,012
    UST, Inc.                                              1,400       45,325
                                                                   ----------
                                                                   $  803,074
-----------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Loral Space & Communications Corp.*                    1,300   $   23,888
-----------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    General Electric Co.                                   1,800   $  177,975
    Honeywell, Inc.                                        1,750      115,062
                                                                   ----------
                                                                   $  293,037
-----------------------------------------------------------------------------
  Electronics - 0.9%
    Intel Corp.                                              600   $   78,563
-----------------------------------------------------------------------------
  Entertainment - 0.3%
    Viacom, Inc., "B"*                                       700   $   24,413
-----------------------------------------------------------------------------
  Financial Institutions - 4.2%
    American Express Co.                                     600   $   33,900
    Beneficial Corp                                        2,150      136,256
    Federal Home Loan Mortgage Corp.                         400       44,050
    MBNA Corp.                                               100        4,150
    Merrill Lynch & Co., Inc.                                300       24,450
    State Street Boston Corp.                              1,900      122,550
    Union Planters Corp.                                     600       23,400
                                                                   ----------
                                                                   $  388,756
-----------------------------------------------------------------------------
  Food and Beverage Products - 4.8%
    Archer Daniels-Midland Co.                             1,500   $   33,000
    CPC International, Inc.                                  900       69,750
    Coca Cola Co.                                            600       31,575
    General Mills, Inc.                                    1,400       88,725
    McCormick & Co., Inc.                                    200        4,712
    PepsiCo, Inc.                                          3,000       87,750
    Ralston-Purina Group                                     650       47,694
    Tyson Foods, Inc., "A"                                 1,100   $   37,675
    Wrigley (William) Jr. Co.                                700       39,375
                                                                   ----------
                                                                   $  440,256
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.3%
    Kimberly-Clark Corp.                                   1,300   $  123,825
-----------------------------------------------------------------------------
  Insurance - 6.8%
    AFLAC, Inc                                             1,300   $   55,575
    Allstate Corp.                                         1,200       69,450
    CIGNA Corp.                                              750      102,469
    Chubb Corp.                                              300       16,125
    ITT Hartford Group, Inc.                               1,000       67,500
    MBIA, Inc.                                               100       10,125
    Progressive Corp. Ohio                                 1,700      114,537
    St. Paul Cos., Inc.                                      900       52,762
    Torchmark Corp.                                        1,050       53,025
    Transamerica Corp.                                       700       55,300
    Travelers Group, Inc.                                    500       22,687
    UNUM Corp.                                               100        7,225
                                                                   ----------
                                                                   $  626,780
-----------------------------------------------------------------------------
  Machinery - 1.7%
    Deere & Co., Inc.                                        850   $   34,531
    Ingersoll Rand Co.                                     1,400       62,300
    York International Corp.                               1,000       55,875
                                                                   ----------
                                                                   $  152,706
-----------------------------------------------------------------------------
  Medical and Health Products - 5.8%
    American Home Products Corp.                             600   $   35,175
    Fresenius National Medical Care*                         100           11
    Johnson & Johnson                                      2,500      124,375
    Lilly (Eli) & Co.                                        700       51,100
    Pfizer, Inc.                                             700       58,012
    Pharmacia & Upjohn, Inc.                                 700       27,738
    Rhone-Poulenc Rorer, Inc.                              1,500      117,188
    Warner-Lambert Co.                                     1,600      120,000
                                                                   ----------
                                                                   $  533,599
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Medtronic, Inc.                                          400   $   27,200
    Pacificare Health Systems, Inc., "B"*                    600       51,150
    St. Jude Medical, Inc.*                                2,000       85,250
    United Healthcare Corp.                                  700       31,500
                                                                   ----------
                                                                   $  195,100
-----------------------------------------------------------------------------
  Metals and Minerals - 0.5%
    Phelps Dodge Corp.                                       700   $   47,250
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Schlumberger Ltd.                                        300   $   29,962
-----------------------------------------------------------------------------
  Oils - 5.2%
    Amoco Corp.                                              300   $   24,150
    Chevron Corp.                                            800       52,000
    Exxon Corp.                                            1,100      107,800
    Mobil Corp.                                            1,250   $  152,813
    Texaco, Inc.                                           1,400      137,375
                                                                   ----------
                                                                   $  474,138
-----------------------------------------------------------------------------
  Photographic Products - 0.8%
    Eastman Kodak Co.                                        900   $   72,225
-----------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Gannett Co., Inc.                                      1,100   $   82,362
    Tribune Co., Inc.                                        800       63,100
                                                                   ----------
                                                                   $  145,462
-----------------------------------------------------------------------------
  Railroads - 2.0%
    Burlington Northern-Santa Fe                             600   $   51,825
    CSX Corp.                                              1,300       54,925
    Conrail, Inc.                                            459       45,728
    Illinois Central Corp.                                 1,125       36,000
                                                                   ----------
                                                                   $  188,478
-----------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    McDonald's Corp.                                         200   $    9,050
-------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Stanley Works                                            700   $   18,900
-------------------------------------------------------------------------------
  Stores - 2.3%
    CVS Corp.                                                400   $   16,550
    Circuit City Stores, Inc.                                600       18,075
    Home Depot, Inc.                                         800       40,100
    Lowe's Cos., Inc.                                      1,100       39,050
    Penney (J.C.), Inc.                                    1,000       48,750
    Sears, Roebuck & Co.                                     600       27,675
    Staples, Inc.*                                           300        5,419
    Talbots, Inc.                                            500       14,313
                                                                   ----------
                                                                   $  209,932
-----------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                              100   $    4,650
    Safeway, Inc.*                                         1,000       42,750
    Vons Cos., Inc.*                                         500       29,938
                                                                   ----------
                                                                   $   77,338
-----------------------------------------------------------------------------
  Telecommunications - 0.4%
    Lucent Technologies, Inc.                                800   $   37,000
-------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    Allegheny Power System, Inc.                             600   $   18,225
    CMS Energy Corp.                                         100        3,363
    Cinergy Corp.                                            600       20,025
    DPL, Inc.                                                600       14,700
    FPL Group, Inc.                                        1,000       46,000
    GPU, Inc.                                                100        3,363
    Illinova Corp.                                           100        2,750
    Pinnacle West Capital Corp.                              100        3,175
    Portland General Corp.                                   800       33,600
                                                                   ----------
                                                                   $  145,201
-----------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Consolidated Natural Gas Co.                             500   $   27,625
    Pacific Enterprises                                      500       15,187
    PanEnergy Corp.                                          700       31,500
                                                                   ----------
                                                                   $   74,312
-----------------------------------------------------------------------------
  Utilities - Telephone - 2.9%
    Ameritech Corp.                                          100   $    6,062
    BellSouth Corp.                                          100        4,037
    GTE Corp.                                              2,150       97,825
    MCI Communications Corp.                               3,500      114,406
    Pacific Telesis Group                                    600       22,050
    SBC Communications, Inc.                                 500       25,875
                                                                   ----------
                                                                   $  270,255
-----------------------------------------------------------------------------
Total U.S. Stocks                                                  $7,975,112
-----------------------------------------------------------------------------
Foreign Stocks - 3.7%
  Germany - 0.2%
    Henkel KGaA (Chemicals)                                  200   $    9,863
    Hoechst AG (Chemicals)                                   200        9,253
                                                                   ----------
                                                                   $   19,116
-----------------------------------------------------------------------------
  Hong Kong - 0.7%
    Hongkong Land Holdings Ltd. (Real Estate
      Investment Trusts)                                   6,000   $   16,680
    Mandarin Oriental International Ltd.
      (Restaurants and Lodging)                            6,000        8,460
    Swire Pacific Ltd., "A" (Airlines)*                    1,500       14,302
    Wharf Holdings Ltd. (Real Estate
      Investment Trusts)                                   4,000       19,961
                                                                   ----------
                                                                   $   59,403
-----------------------------------------------------------------------------
  Japan - 0.2%
    Canon, Inc. (Business Machines)                        1,000   $   22,056
-----------------------------------------------------------------------------
  Netherlands - 0.2%
    Royal Dutch Petroleum Co. (Oils)                         100   $   17,075
-----------------------------------------------------------------------------
  New Zealand - 0.1%
    Lion Nathan Ltd. (Food and Beverage
      Products)                                            5,400   $   12,934
-----------------------------------------------------------------------------
  South Korea - 0.2%
    Korea Mobile Telecommunications, ADR
      (Telecommunications)                                 1,133   $   14,587
-------------------------------------------------------------------------------
  Sweden - 0.9%
    Astra AB, Free Shares, "B" (Medical and
      Health Products)                                     1,250   $   60,230
    Sparbanken Svergie, "A" (Financial
      Services)                                            1,200       20,562
                                                                   ----------
                                                                   $   80,792
-----------------------------------------------------------------------------
  United Kingdom - 1.2%
    British Petroleum PLC, ADR (Oils)                        300   $   42,413
    PowerGen PLC (Utilities - Electric)                    6,400       62,647
    SmithKline Beecham PLC, ADR (Medical and
      Health Products)                                       100        6,800
                                                                   ----------
                                                                   $  111,860
-----------------------------------------------------------------------------
Total Foreign Stocks                                               $  337,823
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $7,477,367)                         $8,312,935
-----------------------------------------------------------------------------

Convertible Preferred Stocks -  0.1%
-----------------------------------------------------------------------------
    Atlantic Richfield Co., 9s (Oils)                        300   $    6,450
    Tosco Financing Trust, 5.75s (Financial
      Institutions)##                                        100        5,137
-----------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $12,434)      $   11,587
-----------------------------------------------------------------------------

Convertible Bond - 0.2%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
  Sandoz Capital BVI Ltd., 2s, 2002 (Chemicals)##
    (Identified Cost, $16,038)                              $ 15   $   16,125
-----------------------------------------------------------------------------
Short-Term Obligation - 8.3%
-----------------------------------------------------------------------------
      Federal Home Loan Bank, due 1/02/97, at
      Amortized Cost                                        $760   $  759,778
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $8,265,617)                    $9,100,425

Other Assets, Less Liabilities -  0.8%                                 73,688
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $9,174,113
-----------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $8,265,617)            $ 9,100,425
  Cash                                                                 3,065
  Receivable for Series shares sold                                   54,054
  Interest and dividends receivable                                   15,931
  Receivable from investment adviser                                  20,150
  Deferred organization expenses                                       6,923
  Other assets                                                             4
                                                                 -----------
      Total assets                                               $ 9,200,552
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                                $   30
  Payable to affiliate for management fee                                559
  Accrued expenses and other liabilities                              25,850
                                                                 -----------
      Total liabilities                                          $    26,439
                                                                 -----------
Net assets                                                       $ 9,174,113
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $ 8,348,221
  Unrealized appreciation on investments
    and translation of assets and liabilities in foreign
    currencies                                                       834,814
  Accumulated net realized loss on investments
    and foreign currency transactions                                (10,421)
  Accumulated undistributed net investment income                      1,499
                                                                 -----------
      Total                                                      $ 9,174,113
                                                                 ===========
Shares of beneficial interest outstanding                          706,552
                                                                   =======
Net asset value per share
  (net assets of $9,174,113 / 706,552 shares of beneficial
  interest outstanding)                                             $12.98
                                                                    ======

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
Year Ended December 31, 1996
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                         $  75,866
    Interest                                                             27,710
    Foreign taxes withheld                                                 (730)
                                                                      ---------
      Total investment income                                         $ 102,846
                                                                      ---------
  Expenses -
    Management fee                                                    $  30,792
    Trustees' compensation                                                2,033
    Shareholder servicing agent fee                                       1,412
    Auditing fees                                                        22,806
    Printing                                                             16,973
    Custodian fee                                                         3,633
    Amortization of organization expenses                                 1,842
    Legal fees                                                            1,214
    Miscellaneous                                                         3,555
                                                                      ---------
      Total expenses                                                  $  84,260
    Fees paid indirectly                                                   (545)
    Reduction of expenses by investment adviser                         (42,658)
                                                                      ---------
      Net expenses                                                    $  41,057
                                                                      ---------
        Net investment income                                         $  61,789
                                                                      ---------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                           $  85,728
    Foreign currency transactions                                           100
                                                                      ---------
      Net realized gain on investments and foreign
        currency transactions                                         $  85,828
                                                                      ---------
  Change in unrealized appreciation -
    Investments                                                       $ 814,056
    Translation of assets and liabilities in foreign
      currencies                                                              6
                                                                      ---------
      Net unrealized gain on investments and foreign
        currency translation                                          $ 814,062
                                                                      ---------
        Net realized and unrealized gain on
          investments and foreign currency                            $ 899,890
                                                                      ---------
          Increase in net assets from operations                      $ 961,679
                                                                      =========

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------
                                                Year Ended    Period Ended
                                         December 31, 1996    December 31, 1995*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                         $   61,789            $  1,747
  Net realized gain on investments and
    foreign currency transactions                   85,828                  47
  Net unrealized gain on investments and
    foreign currency translation                   814,062              20,752
                                                ----------            --------
    Increase in net assets from operations      $  961,679            $ 22,546
                                                ----------            --------
Distributions declared to shareholders -
  From net investment income                    $  (60,288)           $ (1,794)
  From net realized gain on investments and
    foreign currency transactions                  (85,828)                (20)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   (10,368)               --
  Tax return of capital                               --                   (35)
                                                ----------            --------
      Total distributions declared to
        shareholders                            $ (156,484)           $ (1,849)
                                                ----------            --------
Series share (principal) transactions -
  Net proceeds from sale of shares              $8,604,219            $338,677
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                  156,483               1,849
  Cost of shares reacquired                       (756,607)             (5,000)
                                                ----------            --------
    Increase in net assets from Series
      share transactions                        $8,004,095            $335,526
                                                ----------            --------
      Total increase in net assets              $8,809,290            $356,223
Net assets:
  At beginning of period                           364,823               8,600
                                                ----------            --------

  At end of period (including accumulated
    undistributed net investment income of
    $1,499 and $0, respectively)                $9,174,113            $364,823
                                                ==========            ========

*For the period from the commencement of investment operations, October 9, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------
                                            Year Ended              Period Ended
                                     December 31, 1996        December 31, 1995*
--------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $10.61                  $10.00
                                                ------                  ------

Income from investment operations# -
  Net investment income(S)                      $ 0.18                  $ 0.05
  Net realized and unrealized gain on
    investments
    and foreign currency transactions             2.42                    0.61
                                                ------                  ------
    Total from investment operations            $ 2.60                  $ 0.66
                                                ------                  ------

Less distributions declared to
  shareholders -
  From net investment income                    $(0.09)                 $(0.05)
  From net realized gain on investments
    and foreign currency transactions            (0.13)                  --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.01)                  --
                                                ------                  ------
    Total distributions declared to
      shareholders                              $(0.23)                 $(0.05)
                                                ------                  ------
Net asset value - end of period                 $12.98                  $10.61
                                                ======                  ======
Total return                                    24.46%                   6.64%++
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses                                       1.00%                   1.00%+
  Net investment income                          1.52%                   2.20%+
Portfolio turnover                                 41%                      2%
Average commission rate###                     $0.0351                   --
Net assets at end of period (000 omitted)       $9,174                    $365

  * For the period from the commencement of investment operations, October 9, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
### Average commision rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)              $ 0.05                  $(0.41)
      Ratios (to average net assets):
        Expenses                                 2.07%                  21.44%+
        Net investment income (loss)             0.46%                (18.24)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth with Income Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 17 shareholders in the Series.

(2) Significant Accounting
Policies General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $2 and $53 was reclassified from accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions, respectively, to paid-in capital due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales and tax spillbacks.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $58,884, including $42,658 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $8,634,771 and $1,538,106, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                             $8,265,617
                                                               ==========
    Gross unrealized appreciation                              $  894,924
    Gross unrealized depreciation                                 (60,116)
                                                               ----------
        Net unrealized appreciation                            $  834,808
                                                               ==========
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                 Year Ended                   Period Ended
                                 December 31, 1996            December 31, 1995*
                                 ---------------------------  ------------------
                                  Shares      Amount  Shares        Amount
--------------------------------------------------------------------------------
Shares sold                      720,635  $8,604,219  33,867  $338,677
Shares issued to shareholders
 in reinvestment of
 distributions                    11,899     156,483     175     1,849
Shares reacquired                (60,384)   (756,607)   (500)   (5,000)
                                 -------  ----------  ------  --------
  Net increase                   672,150  $8,004,095  33,542  $335,526
                                 =======  ==========  ======  ========

*For the period from the commencement of investment operations, October 9, 1995, to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $51.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Growth with Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth with Income Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from October 9, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Growth with Income Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                     VGI-2/97 4M

[logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


[Graphic Omitted]

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGEMENT                                                Boston, MA 02107-9906
David Calabro*
(Head of Portfolio Management Team)                                 For additional information,
                                                                    contact your financial adviser.
TREASURER
W. Thomas London*                                                   CUSTODIAN
                                                                    Investors Bank & Trust Company
ASSISTANT TREASURER
James O. Yost*                                                      AUDITORS
                                                                    Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                   WORLD WIDE WEB
                                                                    www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owners:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms. This should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest increase in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing, but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals, and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith Brodkin                       /s/David Calabro
   A. Keith Brodkin                          David Calabro
   Chairman and President                    Head of Portfolio Management Team

January 13, 1997

MFS(R) TOTAL RETURN SERIES
For the year ended December 31, 1996, the Series provided a total return of 14.37%. This compares to a 13.01% return for the Balanced Fund Index, as reported by Lipper Analytical Services, Inc., for the same period. (Lipper is an independent firm that tracks mutual fund performance.) As a balanced fund, a large portion of the Series' total assets is invested in both stocks and bonds. Additionally, the Series purchases preferred stocks and convertible bonds, which in many cases can provide similar returns to common stocks with less risk. Over the past year, the Series held about 55% of its assets in common stocks, preferred stocks, and convertible bonds. This allocation provided the bulk of the return for the Series as a whole in 1996, as the U.S. stock market continued its upward 1995 trend, posting spectacular gains as measured by the Standard and Poor's 500 Composite Index ("S&P 500") which gained 22.64% over the 12-month period. (The S&P 500 is an unmanaged index of 500 widely held common stocks.) The remainder of the Series was invested in a blend of corporate bonds and U.S. Treasury bonds, with an overall duration of five to six years. The fixed-income sector also provided positive returns; however their magnitude was far less than that of the Series' stock portion. For example, the securities in the Lehman Brothers Government Corporate Bond Index were fairly representative of the Series' bond allocation, and this index gained 2.88% over the period. (The Lehman Brothers Government Corporate Bond Index is an unmanaged, market-value weighted index of U.S. Treasury and government agency securities, excluding mortgage-backed securities.)

    The Series' stock investment strategy has focused on companies that, in our view, have earnings prospects or asset values equal to or higher than the overall market as measured by the S&P 500. Two sectors that we believe fit our investment criteria are the energy and financial services sectors. Bank stocks have done particularly well because earnings have risen steadily and an increase in merger activity has made most banks more valuable. We also favor the health care sector, where strong earnings and industry consolidation have improved the outlook for the stocks of many of these companies. Additionally, we currently favor the aerospace industry, which we believe will benefit from a cyclical increase in the number of aircraft being built over the next three years. During the year, we avoided the technology sector because, in our view, many of these stocks have high growth prospects but also have high valuations, which means they often carry greater risk. The Series is also underweighted in consumer companies because of their inability to raise prices as the U.S. consumer continues to demand more value at lower prices.

    Considering present equity valuations, we feel comfortable with our current asset allocation. However, should the stock market experience a meaningful correction, we would be looking to increase our stock allocation.

PORTFOLIO MANAGER PROFILES
David M. Calabro, Vice President, heads the MFS Total Return Series team and manages that portfolio's common stocks. Mr. Calabro has been employed by MFS since 1992. Geoffrey L. Kurinsky, Senior Vice President, manages the Series' fixed-income securities and has been employed by MFS since 1987. Judith N. Lamb, Vice President, has been employed by MFS since 1992 and manages the Series' convertible securities. Lisa B. Nurme, Vice President, has been employed by MFS since 1987 and also manages the portfolio's common stocks as does Maura A. Shaughnessy, Vice President. Ms. Shaughnessy has been employed by MFS since 1991.

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Total Return Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1995 to December 31, 1996)

               MFS            Consumer       Lehman Brothers
               Total          Price          Government/
               Return         Index -        Corporate
Date           Series         U.S.           Bond Index
----           -------        --------       ---------------
 1/95          10000.0        10000.0        10000.0
 6/95          11330.0        10187.0        11380.0
12/95          12734.0        10247.0        12225.0
 6/96          13399.0        10464.0        11963.0
12/96          14564.0        10615.0        12270.0


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                                 1 Year                 Life+
----------------------------------------------------------------------------------------------------
MFS Total Return Series                                         +14.37%              +20.74%
----------------------------------------------------------------------------------------------------
Average Balanced Fund**                                         +13.76%              +17.21%
----------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index++               + 2.88%              +10.79%
----------------------------------------------------------------------------------------------------
Lipper Balanced Fund Index**                                    +13.01%              +18.80%
----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                         +22.64%              +30.04%
----------------------------------------------------------------------------------------------------
Consumer Price Index*++                                         + 3.59%              + 3.04%
----------------------------------------------------------------------------------------------------
 +For the period from the commencement of investment operations, January 3, 1995 to December 31, 1996.
 *The Consumer Price Index is a popular measure of change in prices.
**Source: Lipper Analytical Services.
++Source: CDA/Wiesenberger.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Non-Convertible Bonds - 34.0%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
U.S. Bonds - 32.7%
  Airlines - 0.7%
    Continental Airlines, Inc., 9.5s, 2001##             $    50  $    51,000
    Continental Airlines, Inc., 9.5s, 2013                    25       28,123
    Delta Airlines, Inc., 8.5s, 2002                          50       52,941
                                                                  -----------
                                                                  $   132,064
-----------------------------------------------------------------------------
  Automotive - 0.1%
    Mark IV Industries, Inc., 7.75s, 2006                $    20  $    19,650
-----------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    ABN Amro Bank N.V., 7.3s, 2026                       $    20  $    19,350
    Advanta Corp., 7.47s, 2001                                 5        5,100
    BankAmerica Capital, 8s, 2026                             20       20,239
    Capital One Bank Co., 6.75s, 2000                         25       24,968
    Capital One Financial Corp., 7.25s, 2003                  50       49,188
    MBNA Capital, 8.278s, 2026                                20       20,075
                                                                  -----------
                                                                  $   138,920
-----------------------------------------------------------------------------
  Building - 0.3%
    USG Corp., 9.25s, 2001                               $    50  $    53,250
-----------------------------------------------------------------------------
  Business Machines - 0.1%
    International Business Machines Corp.,
      7.125s, 2066                                       $    20  $    19,325
-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Philip Morris Cos., Inc., 7.65s, 2008                $    25  $    25,532
-----------------------------------------------------------------------------
  Entertainment - 0.3%
    Time Warner, Inc., 8.375s, 2023                      $    50  $    50,693
-----------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Contifinancial Corp., 8.375s, 2003                   $    20  $    20,600
    Crown, Cork & Seal Finance, 7s, 2006                      20       19,830
    Hubco, Inc., 8.2s, 2006##                                 30       31,200
    Lehman Brothers Holdings, 7.5s, 2026                      10       10,139
    Salton Sea Funding Corp., 7.84s, 2010                     25       25,137
                                                                  -----------
                                                                  $   106,906
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    RJR Nabisco, Inc., 8.75s, 2004                       $    25  $    25,231
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    Boise Cascade Corp., 9.85s, 2002                     $    25  $    28,272
    Boise Cascade Corp., 7.43s, 2005                          50       50,750
                                                                  -----------
                                                                  $    79,022
-----------------------------------------------------------------------------
  Insurance - 0.3%
    Nationwide Mutual Insurance Co., 7.5s,
      2024##                                             $    25  $    23,300
    Travelers Capital, 7.75s, 2036                            25       24,250
                                                                  -----------
                                                                  $    47,550
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.2%
    National Data Corp., 5s, 2003                        $    10  $    10,450
    Tenet Healthcare Corp., 8.625s, 2003                      20       21,100
                                                                  -----------
                                                                  $    31,550
-----------------------------------------------------------------------------
  Oils - 0.9%
    Enserch Exploration, Inc., 7.54s, 2009##             $    20  $    19,700
    Mitchell Energy & Development Corp.,
      6.75s, 2004                                             40       37,356
    Oryx Energy Co., 8.375s, 2004                             50       51,938
    Tosco Corp., 7.625s, 2006                            $    60       61,945
                                                                  -----------
                                                                  $   170,939
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Loewen Group International, Inc., 7.5s,
      2001                                               $    55  $    55,000
    Taubman Realty Group, 8s, 2001                            25       25,803
                                                                  -----------
                                                                  $    80,803
-----------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Stewart Enterprises, 6.7s, 2003                      $    20  $    19,688
-----------------------------------------------------------------------------
  Stores - 0.1%
    Price/Costco, Inc., 7.125s, 2005                     $    20  $    20,002
-----------------------------------------------------------------------------
  Telecommunications - 1.0%
    360 Communications Co., 7.5s, 2006                   $    33  $    32,733
    Tele-Communications, Inc., 7.385s, 2001                  140      141,386
    Tele-Communications, Inc., 10.125s, 2022                  20       21,960
                                                                  -----------
                                                                  $   196,079
-----------------------------------------------------------------------------
  U.S. Treasury Obligations - 24.3%
    U.S. Treasury Notes, 5.875s, 1998                    $   176  $   176,083
    U.S. Treasury Notes, 6s, 1998                            400      401,000
    U.S. Treasury Notes, 9.125s, 1999                         40       42,744
    U.S. Treasury Notes, 8.5s, 2000                          260      277,672
    U.S. Treasury Notes, 6.5s, 2001                          425      429,649
    U.S. Treasury Notes, 6.625s, 2001                      1,100    1,117,699
    U.S. Treasury Notes, 7.5s, 2001                          300      315,798
    U.S. Treasury Notes, 7.875s, 2004                        200      218,250
    U.S. Treasury Notes, 6.5s, 2006                          165      165,903
    U.S. Treasury Notes, 6.875s, 2006                        300      309,328
    U.S. Treasury Notes, 7s, 2006                             45       46,751
    U.S. Treasury Bonds, 6.75s, 2026                       1,093    1,101,198
    U.S. Treasury Bonds, 12s, 2005                            60       81,469
                                                                  -----------
                                                                  $ 4,683,544
-----------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    Cleveland Electric Illuminating, 9.25s,
      1999                                               $    50  $    52,198
    Coastal Corp., 7.75s, 2035                                70       71,265
    First PV Funding Corp., 10.3s, 2014                       50       53,250
    Long Island Lighting Co., 8.9s, 2019                      50       51,012
    Long Island Lighting Co., 9.625s, 2024                    25       26,588
    Niagra Mohawk Power, 8s, 2004                             40       38,427
    Texas-New Mexico Power Co., 12.5s, 1999                   20       21,727
                                                                  -----------
                                                                  $   314,467
-----------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    California Energy Co., 10.25s, 2004                  $    15  $    15,806
    Louis Dreyfus Natural Gas, 9.25s, 2004                    20       21,025
    NGC Corp., 7.625s, 2026                                   20       20,375
    Ras Laffan Gas, 8.294s, 2014##                            20       20,267
                                                                  -----------
                                                                  $    77,473
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 6,292,688
-----------------------------------------------------------------------------

Foreign Bonds - 1.3%
  Australia - 0.1%
    Qantas Airways, Ltd., 7.5s, 2003
      (Airlines)##                                       $    25  $    25,568
-----------------------------------------------------------------------------
  Canada - 0.5%
    Canadian Pacific Forest, 9.25s, 2002
      (Forest and Paper Products)                        $    25  $    25,399
    Gulf Canada Resources Ltd., 8.35s, 2006
      (Utilities - Gas)                                       25       25,844
    Husky Oil Ltd., 7.125s, 2006 (Oils)                       50       50,250
                                                                  -----------
                                                                  $   101,493
-----------------------------------------------------------------------------
  Chile - 0.3%
    Empresa Electric Pehuenche, 7.3s, 2003
      (Utilties - Electric)                              $    50  $    50,546
-----------------------------------------------------------------------------
  South Africa - 0.1%
    Republic of South Africa, 8.375s, 2006
      (Government)                                       $    20  $    20,000
-----------------------------------------------------------------------------
  Thailand - 0.3%
    Northrop-Grumman Corp., 9.375s, 2024
      (Aerospace)                                        $    20  $    22,110
    Total Access Communications, 8.375s, 2006
      (Telecommunications)##                                  40       40,244
                                                                  -----------
                                                                  $    62,354
-----------------------------------------------------------------------------
Total Foreign Bonds                                               $   259,961
-----------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $6,520,507)         $ 6,552,649
-----------------------------------------------------------------------------

Convertible Bonds - 0.6%
-----------------------------------------------------------------------------
  ADT Operations, Inc., 0s, 2010 (Electronics)           $    28  $    18,165
  Time Warner, Inc., 7.45s, 1998
    (Entertainment)                                           70       70,771
  Valhi, Inc., 0s, 2007 (Chemicals)                           63       28,980
-----------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $107,839)               $   117,916
-----------------------------------------------------------------------------

Stocks - 54.2%
-----------------------------------------------------------------------------
                                                          Shares
-----------------------------------------------------------------------------
U.S. Stocks - 48.9%
  Aerospace - 3.8%
    Allied Signal, Inc.                                    2,680  $   179,560
    General Dynamics Corp.                                 1,400       98,700
    Lockheed-Martin Corp.                                    700       64,050
    Raytheon Co.                                           2,250      108,281
    United Technologies Corp.                              4,180      275,880
                                                                  -----------
                                                                  $   726,471
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.6%
    VF Corp.                                               1,730  $   116,775
-----------------------------------------------------------------------------
  Automotive - 1.0%
    Dana Corp.                                             2,510  $    81,889
    Ford Motor Co.                                         3,000       95,625
    General Motors Corp.                                     350       19,513
                                                                  -----------
                                                                  $   197,027
-----------------------------------------------------------------------------
  Banks and Credit Companies - 6.1%
    Bank of Boston Corp.                                   1,850  $   118,862
    Bank of New York, Inc.                                 3,060      103,275
    Chase Manhattan Corp.                                  1,962      175,109
    Comerica, Inc.                                           300       15,713
    Crestar Financial Corp.                                  500       37,187
    Fleet Financial Group, Inc.                            2,950      147,131
    National City Corp.                                    2,700      121,162
    NationsBank Corp.                                      1,740      170,085
    Northern Trust Co.                                       900       32,625
    Norwest Corp.                                          2,500      108,750
    Southern National Corp.                                4,150      150,438
                                                                  -----------
                                                                  $ 1,180,337
-----------------------------------------------------------------------------
  Business Machines - 1.0%
    Digital Equipment Corp.*                               2,400  $    87,300
    International Business Machines Corp.                    660       99,660
                                                                  -----------
                                                                  $   186,960
-----------------------------------------------------------------------------
  Cellular Telephones - 0.2%
    Telephone & Data Systems, Inc.                           900  $    32,625
-----------------------------------------------------------------------------
  Chemicals - 2.9%
    Air Products & Chemicals, Inc.                           900  $    62,212
    Dexter Corp.                                           1,400       44,625
    Dow Chemical Co.                                         580       45,457
    du Pont (E.I.) de Nemours & Co.                        1,420      134,013
    Nalco Chemical Co.                                     1,900       68,638
    Praxair, Inc.                                          1,400       64,575
    Rohm & Haas Co.                                        1,300      106,113
    Witco Corp.                                            1,180       35,990
                                                                  -----------
                                                                  $   561,623
-----------------------------------------------------------------------------
  Conglomerates - 1.2%
    Eastern Enterprises                                    1,700  $    60,137
    Goodrich (B.F.) Co.                                    4,050      164,025
                                                                  -----------
                                                                  $   224,162
-----------------------------------------------------------------------------
  Consumer Goods and Services - 2.7%
    American Brands, Inc.                                  1,030  $    51,114
    Colgate-Palmolive Co.                                  1,100      101,475
    Olin Corp.                                               980       36,872
    Philip Morris Cos., Inc.                               2,210      248,901
    Rubbermaid, Inc.                                         710       16,152
    Sherwin-Williams Co.                                   1,200       67,200
                                                                  -----------
                                                                  $   521,714
-----------------------------------------------------------------------------
  Electrical Equipment - 1.6%
    Cooper Industries, Inc.                                1,100  $    46,337
    General Electric Co.                                   2,000      197,750
    Honeywell, Inc.                                        1,010       66,407
                                                                  -----------
                                                                  $   310,494
-----------------------------------------------------------------------------
  Electronics - 0.1%
    Analog Devices, Inc.                                     300  $    10,162
-----------------------------------------------------------------------------
  Financial Institutions - 1.1%
    American Express Co.                                   1,890  $   106,785
    Associates First Capital Corp.*                          200        8,825
    Federal Home Loan Mortgage Corp.                         960      105,720
                                                                  -----------
                                                                  $   221,330
-----------------------------------------------------------------------------
  Food and Beverage Products - 1.1%
    Anheuser-Busch Cos., Inc.                                200  $     8,000
    Dimon, Inc.                                              800       18,500
    General Mills, Inc.                                    1,350       85,556
    McCormick & Co., Inc.                                  1,900       44,769
    PepsiCo, Inc.                                          1,900       55,575
                                                                  -----------
                                                                  $   212,400
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Weyerhauser Co.                                        1,300  $    61,587
-----------------------------------------------------------------------------
  Insurance - 3.5%
    Allstate Corp.                                         2,200  $   127,325
    CIGNA Corp.                                            1,200      163,950
    Chubb Corp.                                            1,600       86,000
    St. Paul Cos., Inc.                                    1,990      116,664
    Torchmark Corp.                                        2,200      111,100
    Travelers Group, Inc.                                  1,667       75,623
                                                                  -----------
                                                                  $   680,662
-----------------------------------------------------------------------------
  Machinery - 0.8%
    Deere & Co., Inc.                                      3,000  $   121,875
    York International Corp.                                 580       32,407
                                                                  -----------
                                                                  $   154,282
-----------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    American Home Products Corp.                           1,940  $   113,732
    Baxter International, Inc.                             1,180       48,380
    Pharmacia & Upjohn, Inc.                               2,900      114,913
    Rhone-Poulenc Rorer, Inc.                              1,300      101,562
                                                                  -----------
                                                                  $   378,587
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.0%
    Columbia/HCA Healthcare Corp.                          1,800  $    73,350
    St. Jude Medical, Inc.*                                  530       22,591
    United Healthcare Corp.                                2,300      103,500
                                                                  -----------
                                                                  $   199,441
-----------------------------------------------------------------------------
  Metals and Minerals - 0.5%
    Aluminum Company of America                            1,350  $    86,062
    Phelps Dodge Corp.                                       300       20,250
                                                                  -----------
                                                                  $   106,312
-----------------------------------------------------------------------------
  Oil Services - 0.7%
    Schlumberger Ltd.                                      1,270  $   126,841
-----------------------------------------------------------------------------
  Oils - 5.2%
    Amoco Corp.                                            1,390  $   111,895
    Atlantic Richfield Co.                                   810      107,325
    Exxon Corp.                                            1,500      147,000
    Mobil Corp.                                            1,130      138,142
    Occidental Petroleum Corp.                             3,900       91,163
    Sun Co., Inc.                                            270        6,581
    Texaco, Inc.                                           1,400      137,375
    USX-Marathon Group                                     6,900      164,737
    Ultramar Corp.                                           500       15,813
    Union Pacific Resources Group, Inc.                    2,600       76,050
                                                                  -----------
                                                                  $   996,081
-----------------------------------------------------------------------------
  Photographic Products - 0.8%
    Eastman Kodak Co.                                      2,030  $   162,908
-----------------------------------------------------------------------------
  Pollution Control - 0.5%
    Browning-Ferris Industries, Inc.                       1,500  $    39,375
    WMX Technologies, Inc.                                 1,600       52,200
                                                                  -----------
                                                                  $    91,575
-----------------------------------------------------------------------------
  Railroads - 1.2%
    Burlington Northern-Santa Fe                           1,170  $   101,059
    CSX Corp.                                              1,010       42,672
    Illinois Central Corp.                                 2,950       94,400
                                                                  -----------
                                                                  $   238,131
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.8%
    Arden Realty Group, Inc.                                 500  $    13,875
    Hospitality Properties Trust                           2,500       72,500
    Meditrust Corp.                                        1,500       60,000
                                                                  -----------
                                                                  $   146,375
-----------------------------------------------------------------------------
  Special Products and Services - 0.4%
    Stanley Works                                          2,600  $    70,200
-----------------------------------------------------------------------------
  Stores - 0.9%
    May Department Stores Co.                                950  $    44,413
    Rite Aid Corp.                                           400       15,900
    Sears, Roebuck & Co.                                   1,800       83,025
    Wal-Mart Stores, Inc.                                  1,450       33,169
                                                                  -----------
                                                                  $   176,507
-----------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    Allegheny Power System, Inc.                             900  $    27,337
    CMS Energy Corp.                                       2,000       67,250
    Carolina Power & Light Co.                             2,400       87,600
    DPL, Inc.                                                600       14,700
    FPL Group, Inc.                                        2,300      105,800
    PECO Energy Co.                                          800       20,200
    Pinnacle West Capital Corp.                            1,800       57,150
    Portland General Corp.                                 1,400       58,800
    Texas Utilities Co.                                      950       38,713
                                                                  -----------
                                                                  $   477,550
-----------------------------------------------------------------------------
  Utilities - Gas - 2.1%
    Coastal Corp.                                          1,730  $    84,554
    Pacific Enterprises                                      500       15,188
    PanEnergy Corp.                                        3,100      139,500
    Sonat, Inc.                                            1,150       59,225
    UGI Corp.                                              2,400       53,700
    Williams Cos., Inc.                                    1,500       56,250
                                                                  -----------
                                                                  $   408,417
-----------------------------------------------------------------------------
  Utilities - Telephone - 2.3%
    AT&T Corp.                                               300  $    13,050
    Ameritech Corp.                                          820       49,713
    BellSouth Corp.                                        2,500      100,938
    GTE Corp.                                              3,050      138,775
    MCI Communications Corp.                               4,300      140,556
                                                                  -----------
                                                                  $   443,032
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $ 9,420,568
-----------------------------------------------------------------------------

Foreign Stocks - 5.3%
  Canada - 0.1%
    Canadian National Railway Co. (Railroads)*               500  $    19,000
-----------------------------------------------------------------------------
  Germany - 0.3%
    Henkel KGaA (Chemicals)                                1,100  $    55,268
-----------------------------------------------------------------------------
  Netherlands - 0.9%
    Royal Dutch Petroleum Co. (Oils)                       1,020  $   174,165
-----------------------------------------------------------------------------
  New Zealand
    Lion Nathan Ltd. (Food and Beverage
      Products)                                            2,100  $     5,030
-----------------------------------------------------------------------------
  Spain - 0.4%
    Repsol S.A., ADR (Oil Services)                        2,000  $    76,250
-----------------------------------------------------------------------------
  Sweden - 0.5%
    Astra AB, ADR (Medical and Health
      Products)                                            1,500  $    73,500
    Volvo AB, "B", ADR (Automotive)                          590       12,833
                                                                  -----------
                                                                  $    86,333
-----------------------------------------------------------------------------
  Switzerland - 0.9%
    Novartis AG (Medical and Health Products)*               148  $   169,570
-----------------------------------------------------------------------------
  United Kingdom - 2.2%
    British Petroleum PLC, ADR (Oils)                      1,807  $   255,465
    SmithKline Beecham PLC, ADR (Medical and
      Health Products)                                     2,580      175,440
                                                                  -----------
                                                                  $   430,905
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $ 1,016,521
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $9,439,235)                        $10,437,089
-----------------------------------------------------------------------------

Convertible Preferred Stocks - 2.3%
-----------------------------------------------------------------------------
  American Radio Systems, 7s (Entertainment)##               300  $    13,650
  Case Corp., $4.50 (Agricultural Products)                  700       92,925
  Enron Corp. (Utilities - Gas)                            1,300       31,200
  Finova Finance Trust, 5.5s (FinancialInstitutions)         600       31,500
  Host Marriott Financial, 6.75s (Restaurants
    and Lodging)##                                         2,000      106,000
  Loral Space & Communications, 6s (Aerospace)##             900       50,850
  SCI Finance LLC, "A", $3.125 (Medical and
    Health Technology and Services)                          200       18,825
  Salomon, Inc., 6.25s (Utilities - Telephone)               100        6,025
  Timet Capital Trust, 6.625s (Metals and Minerals)##        700       38,325
  Unocal Corp., 7s (Utilities - Gas)                         946       53,708
-----------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $409,123)    $   443,008
-----------------------------------------------------------------------------

Short-Term Obligation - 11.6%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-----------------------------------------------------------------------------
  Student Loan Marketing Assn., due 1/02/97,
    at Amortized Cost                                    $ 2,230  $ 2,229,226
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $18,705,930)                  $19,779,888
Other Assets, Less Liabilities - (2.7)%                              (530,116)
-----------------------------------------------------------------------------
Net Assets -100.0%                                                $19,249,772
-----------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $18,705,930)           $19,779,888
  Cash                                                                10,862
  Receivable for Series shares sold                                   93,834
  Interest and dividends receivable                                  131,774
  Receivable from investment adviser                                  41,944
  Deferred organization expenses                                       5,535
  Other assets                                                           429
                                                                 -----------
      Total assets                                               $20,064,266
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $    10,444
  Payable for investments purchased                                  754,763
  Payable to affiliate for management fee                              1,167
  Accrued expenses and other liabilities                              48,120
                                                                 -----------
      Total liabilities                                          $   814,494
                                                                 -----------
Net assets                                                       $19,249,772
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $18,170,528
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   1,073,950
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                  5,068
  Accumulated undistributed net investment income                        226
                                                                 -----------
      Total                                                      $19,249,772
                                                                 ===========
Shares of beneficial interest outstanding                         1,404,528
                                                                  =========
Net asset value per share
  (net assets of $19,249,772 / 1,404,528 shares of beneficial
  interest outstanding)                                           $13.71
                                                                  ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                    $  247,023
    Dividends                                                                      125,576
    Foreign taxes withheld                                                          (1,297)
                                                                                ----------
      Total investment income                                                   $  371,302
                                                                                ----------
  Expenses -
    Management fee                                                              $   60,979
    Trustees' compensation                                                           2,033
    Shareholder servicing agent fee                                                  2,799
    Auditing fees                                                                   59,356
    Printing                                                                        29,675
    Custodian fee                                                                    5,117
    Amortization of organization expenses                                            1,842
    Legal fees                                                                       1,214
    Miscellaneous                                                                    6,672
                                                                                ----------
      Total expenses                                                            $  169,687
    Fees paid indirectly                                                              (662)
    Reduction of expenses by investment adviser                                    (87,721)
                                                                                ----------
      Net expenses                                                              $   81,304
                                                                                ----------
        Net investment income                                                   $  289,998
                                                                                ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                                     $  124,940
    Foreign currency transactions                                                      226
                                                                                ----------
      Net realized gain on investments and foreign currency transactions        $  125,166
                                                                                ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                 $  823,214
    Translation of assets and liabilities in foreign currencies                         (8)
                                                                                ----------
      Net unrealized gain on investments and foreign currency translation       $  823,206
                                                                                ----------
        Net realized and unrealized gain on investments and foreign currency    $  948,372
                                                                                ----------
          Increase in net assets from operations                                $1,238,370
                                                                                ==========

See notes to financial statements

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                               Year Ended           Period Ended
                                                                        December 31, 1996      December 31, 1995*
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                       $   289,998             $   55,290
  Net realized gain on investments and foreign currency transactions              125,166                 50,806
  Net unrealized gain on investments and foreign currency translation             823,206                250,744
                                                                              -----------             ----------
    Increase in net assets from operations                                    $ 1,238,370             $  356,840
                                                                              -----------             ----------
Distributions declared to shareholders -
  From net investment income                                                  $  (287,177)            $  (54,152)
  From net realized gain on investments and foreign currency transactions        (124,941)               (50,806)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                --                           (14)
                                                                              -----------             ----------
      Total distributions declared to shareholders                            $  (412,118)            $ (104,972)
                                                                              -----------             ----------
Series share (principal) transactions -
  Net proceeds from sale of shares                                            $17,739,649             $3,794,238
  Net asset value of shares issued to shareholders in reinvestment of
    distributions                                                                 412,118                104,970
  Cost of shares reacquired                                                    (2,525,317)            (1,362,606)
                                                                              -----------             ----------
    Increase in net assets from Series share transactions                     $15,626,450             $2,536,602
                                                                              -----------             ----------
      Total increase in net assets                                            $16,452,702             $2,788,470
Net assets:
  At beginning of period                                                        2,797,070                  8,600
                                                                              -----------             ----------

  At end of period (including accumulated undistributed net investment
    income of $226 and $1,138, respectively)                                  $19,249,772             $2,797,070
                                                                              ===========             ==========

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------
                                                                          Year Ended         Period Ended
                                                                   December 31, 1996   December 31, 1995*
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                         $12.25               $10.00
                                                                              ------               ------
Income from investment operations# -
  Net investment income(S)                                                    $ 0.46               $ 0.41
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                1.30                 2.32
                                                                              ------               ------
    Total from investment operations                                          $ 1.76               $ 2.73
                                                                              ------               ------
Less distributions declared to shareholders -
  From net investment income                                                  $(0.21)              $(0.25)
  From net realized gain on investments and foreign currency
    transactions                                                               (0.09)               (0.23)
                                                                              ------               ------
    Total distributions declared to shareholders                              $(0.30)              $(0.48)
                                                                              ------               ------
Net asset value - end of period                                               $13.71               $12.25
                                                                              ======               ======
Total return                                                                  14.37%               27.34%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                     1.00%                1.00%+
  Net investment income                                                        3.59%                3.83%+
Portfolio turnover                                                               76%                  16%
Average commission rate###                                                   $0.0485                  --
Net assets at end of period (000 omitted)                                    $19,250               $2,797

  *For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                                                    $ 0.32                $ 0.22
    Ratios (to average net assets):
      Expenses                                                                2.10%                 2.49%+
      Net investment income                                                   2.49%                 2.09%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series:
MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 20 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $1,124 was reclassified from paid-in capital and $226 and $898 were reclassified to accumulated undistributed net investment income and accumulated undistributed net realized gain on investments and foreign currency transactions, respectively, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated undistributed net investment income and accumulated undistributed net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for tax spillbacks and wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $112,813, including $87,721 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 Purchases             Sales
----------------------------------------------------------------------------
U.S. government securities                     $ 6,444,830        $2,530,636
                                               ===========        ==========
Investments (non-U.S. government securities)   $13,196,056        $2,933,540
                                               ===========        ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $18,705,930
                                                                  ===========
Gross unrealized appreciation                                     $ 1,159,676
Gross unrealized depreciation                                         (85,718)
                                                                  -----------
  Net unrealized appreciation                                     $ 1,073,958
                                                                  ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                            Year Ended                        Period Ended
                                            December 31, 1996                 December 31, 1995*
                                            --------------------------------  ------------------------------
                                                   Shares            Amount         Shares           Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                     1,341,544       $17,739,649        333,436       $3,794,238
Shares issued to shareholders in
 reinvestment of distributions                     29,841           412,118          8,611          104,970
Shares reacquired                                (195,111)       (2,525,317)      (114,653)      (1,362,606)
                                                ---------       -----------        -------       ----------
  Net increase                                  1,176,274       $15,626,450        227,394       $2,536,602
                                                =========       ===========        =======       ==========

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $99.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from January 3, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997



                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                  VTR 2/97 2.5M

[Logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


                               [Graphic Omitted]

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


TRUSTEES                                       INVESTMENT ADVISER
A. Keith Brodkin*                              Massachusetts Financial Services
Chairman and President                           Company
                                               500 Boylston Street
Nelson J. Darling, Jr.                         Boston, MA 02116-3741
Trustee, Eastern Enterprises
(diversified holding company)                  DISTRIBUTOR
                                               MFS Fund Distributors, Inc.
William R. Gutow                               500 Boylston Street
Vice Chairman,                                 Boston, MA 02116-3741
Capitol Entertainment Management Company
(Blockbuster Video Franchise)                  SHAREHOLDER SERVICE CENTER
                                               MFS Service Center, Inc.
PORTFOLIO MANAGER                              P.O. Box 1400
Maura Shaughnessy*                             Boston, MA 02107-9906

TREASURER                                      For additional information,
W. Thomas London*                              contact your financial adviser.

ASSISTANT TREASURER                            CUSTODIAN
James O. Yost*                                 Investors Bank & Trust Company

SECRETARY                                      AUDITORS
Stephen E. Cavan*                              Deloitte & Touche LLP

ASSISTANT SECRETARY                            WORLD WIDE WEB
James R. Bordewick, Jr.*                       www.mfs.com

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Board Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                      /s/ Maura Shaughnessy

    A. Keith Brodkin                          Maura Shaughnessy
    Chairman and President                    Portfolio Manager

January 9, 1997


MFS UTILITIES SERIES
For the 12 months ended December 31, 1996, the Series provided a total return of 18.51%, which compares to a 3.12% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value weighted, total-return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500).

    The Series' performance benefited from its overweighting in natural gas stocks, which were terrific performers in 1996. Also, two of the Series' larger holdings, Portland General and MCI Communications, were bought out by Enron and British Telephone, respectively. Electric utility stocks comprise a large portion of the Series' equity position, and although electric utilities are facing a period of deregulation, the pace of change is slower than had been anticipated, which is favorable for these stocks, while certain companies are preparing themselves to thrive in the new environment. Meanwhile, natural gas companies are benefiting from stronger-than-expected earnings growth due to robust earnings from nonregulated businesses.

    Generally, the Series' assets are more interest rate sensitive than the overall market, and while the weak bond market in the first half of the Series' fiscal year hurt utility stocks, its recent strengthening has helped them.

    The Series was underweighted in telecommunications stocks for the entire year. The passage of the federal Telecommunications Act placed an overhang of uncertainty on these stocks, and we expect it will be several years before we know who the winners and losers are from this legislation. For the large-capitalization stocks in this sector, we expect earnings per share growth to decline.

    About 20% of the Series is invested internationally. Typically, while they may carry more risk, international markets can offer much higher growth and, at times, a more constructive regulatory environment than the United States. PowerGen, a U.K. electric generating company, is one of the cheapest utilities in the world based on growth relative to its earnings and cash flow generation. Telefonica del Peru, meanwhile, is enjoying an excellent combination of robust growth and rational regulation.

    Another 10% of assets is invested in REITs (real estate investment trusts), which we believe offer higher yields and stronger dividend growth than the typical utility. Our strategy is to hold a diversified group including health care, self-storage, hotel, apartment, office, and industrial REITs.

PORTFOLIO MANAGER'S PROFILE
Maura Shaughnessy joined MFS in 1991 as an equity analyst. A graduate of Colby College and the Amos Tuck School of Business at Dartmouth College, she was promoted to Assistant Vice President in 1992 and Vice President in 1993. She has managed MFS Utilities Series since January 1995. Ms. Shaughnessy is a Chartered Financial Analyst.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS
The MFS Utilities Series has designated $139,948.00 as a long-term capital gain.

DIVIDENDS-RECEIVED DEDUCTION
For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations, came to 17.55%.

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Utilities Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1995 to December 31, 1996)

      MFS Utilities Series     Consumer Price Index - U.S.    S&P Utility Index

 1/95      10000.0                      10000.0                     10000.0
 6/95      11260.0                      10187.0                     11484.0
12/95      13394.0                      10247.0                     14113.0
 6/96      13969.0                      10464.0                     14119.0
12/96      15873.0                      10615.0                     14553.0

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                     1 Year           Life(+)
------------------------------------------------------------------------------
MFS Utilities Series                                 +18.51%          +26.07%
------------------------------------------------------------------------------
Standard & Poor's Utility Index**                    + 3.12%          +20.64%
------------------------------------------------------------------------------
Consumer Price Index*                                + 3.59%          + 3.04%
------------------------------------------------------------------------------
 + For the period from the commencement of investment operations, January 3,
   1995 to December 31, 1996.
** Source: Lipper Analytical Services.
 * The Consumer Price Index is a popular measure of change in prices.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996
Non-Convertible Bonds - 16.4%
-----------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)         Value
-----------------------------------------------------------------------------
U.S. Bonds - 16.1%
  Financial Institutions - 0.2%
    Boise Cascade Corp., 7.43s, 2005                    $    15      $   15,225
    Equitable Life Assurance, 7.7s, 2015                      3           2,999
    Liberty Mutual Insurance Co., 8.2s, 2007##                5           5,310
                                                                     ----------
                                                                     $   23,534
-------------------------------------------------------------------------------
  Real Estate Investment Trust - 0.3%
    Loewen Group International, Inc., 7.75s, 2001##     $    25      $   25,438
-------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Continental Cablevision, 8.3s, 2006                 $    25      $   26,632
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 9.5%
    U.S. Treasury Notes, 5.875s, 1998                   $   271      $  271,127
    U.S. Treasury Notes, 6.5s, 2006                          40          40,218
    U.S. Treasury Notes, 7s, 2006                           255         264,922
    U.S. Treasury Bonds, 7.625s, 2025                       300         333,234
    U.S. Treasury Bonds, 6.75s, 2026                          5           5,037
                                                                     ----------
                                                                     $  914,538
-------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    Arkansas Power & Light Co., 8.75s, 2026             $    10      $   10,302
    First PV Funding Corp., 10.3s, 2014                      25          26,625
    First PV Funding Corp., 10.15s, 2016                     25          26,562
    Long Island Lighting Co., 9s, 2022                       25          26,313
    Louisiana Power & Light Co., 8.75s, 2026                  5           5,056
    Montana Power Co., 7.875s, 2026                          25          25,219
    System Energy Resources, 7.38s, 2000                     50          49,852
                                                                     ----------
                                                                     $  169,929
-------------------------------------------------------------------------------
  Utilities - Gas - 3.7%
    Coastal Corp., 7.75s, 2035                          $    50      $   49,625
    Husky Oil Ltd., 7.125s, 2006                            100         100,500
    Louis Dreyfus Natural Gas Corp., 9.25s, 2004             25          26,281
    Oryx Energy Co., 10s, 2001                               25          27,442
    Tosco Corp., 7.625s, 2006                               125         129,053
    Transcontinental Gas, 7.25s, 2026                        25          24,500
                                                                     ----------
                                                                     $  357,401
-------------------------------------------------------------------------------
  Other - 0.3%
    Delta Air Lines Inc., 8.5s, 2002                    $    25      $   26,470
-------------------------------------------------------------------------------
Total U.S. Bonds                                                     $1,543,942
-------------------------------------------------------------------------------
Foreign Bonds - 0.3%
  Canada - 0.1%
    Fairfax Financial Holdings, 8.3s, 2026
      (Financial Institutions)                          $     5      $    5,208
    Enersis S A, 6.9s, 2006 (Computer Services)               5           4,869
                                                                     ----------
                                                                     $   10,077
-------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Electric Del Norts, 7.75s, 2006
      (Utilities - Electric)##                          $    20      $   20,163
-------------------------------------------------------------------------------
Total Foreign Bonds                                                  $   30,240
-------------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $1,602,900)            $1,574,182
-------------------------------------------------------------------------------
Stocks - 78.8%
-------------------------------------------------------------------------------
Issuer                                                   Shares           Value
-------------------------------------------------------------------------------
U.S. Stocks - 61.3%
  Consumer Goods and Services - 1.3%
    Philip Morris Cos., Inc.                              1,100      $  123,888
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 11.4%
    American General Hospitality Corp.                    5,700      $  135,375
    Boykin Lodging Co.                                    3,600          86,400
    Brandywine Realty Trust                               5,600         109,200
    First Industrial Realty Trust, Inc.                   1,100          33,413
    Hospitality Properties Trust                          3,900         113,100
    Innkeepers USA Trust                                  6,400          88,800
    National Health Investors, Inc.                       1,850          70,069
    Oasis Residential, Inc.                               2,900          65,975
    Prentiss Properties Trust                             3,000          75,000
    Shurgard Storage Centers, Inc.                          800          23,700
    Sovran Self Storage, Inc.                             2,000          62,500
    Storage Trust Realty                                  5,400         145,800
    Winston Hotels, Inc.                                  5,800          79,025
                                                                     ----------
                                                                     $1,088,357
-------------------------------------------------------------------------------
  Utilities - Electric - 23.2%
    Allegheny Power Systems, Inc.                         1,700      $   51,638
    Boston Edison Co.                                     4,400         118,250
    CMS Energy Corp.                                      6,950         233,694
    Cinergy Corp.                                         2,800          93,450
    Edison International                                  5,100         101,363
    FPL Group, Inc.                                       1,100          50,600
    GPU, Inc.                                             4,500         151,313
    Illinova Corp.                                        5,500         151,250
    NIPSCO Industries, Inc.                               2,900         114,913
    Pacific Gas & Electric Co.                            4,500          94,500
    Pinnacle West Capital Corp.                           2,500          79,375
    Portland General Corp.                                3,200         134,400
    Public Service Company of Colorado                    2,300          89,413
    Public Service Company of New Mexico                 12,300         241,387
    Sierra Pacific Resources                              9,600         276,000
    Texas Utilities Co.                                   1,700          69,275
    Unicom Corp.                                          1,800          48,825
    Utilicorp United, Inc.                                4,500         121,500
                                                                     ----------
                                                                     $2,221,146
-------------------------------------------------------------------------------
  Utilities - Gas - 11.9%
    Atmos Energy Corp.                                      700      $   16,713
    Coastal Corp.                                         1,900          92,863
    Columbia Gas Systems, Inc.                            2,100         133,612
    El Paso Natural Gas Co.                               1,800          90,900
    Energen Corp.                                           500          15,125
    K N Energy, Inc.                                      3,100         121,675
    Noble Affiliates, Inc.                                1,100          52,662
    PanEnergy Corp.                                       3,500         157,500
    Sonat, Inc.                                           1,900          97,850
    Tejas Gas Corp.*                                        700          33,338
    Union Pacific Resources Group, Inc.                   2,400          70,200
    Westcoast Energy, Inc.                                2,920          48,910
    Western Gas Resources, Inc.                           5,700         109,725
    Williams Cos., Inc.                                   2,700      $  101,250
                                                                     ----------
                                                                     $1,142,323
-------------------------------------------------------------------------------
  Utilities - Telephone - 13.5%
    BCE, Inc.                                             1,100      $   52,525
    BellSouth Corp.                                       1,500          60,562
    Frontier Corp.                                        2,900          65,613
    GTE Corp.                                             3,700         168,350
    ICG Communications, Inc.*                             4,800          84,600
    MCI Communications Corp.                              5,900         192,856
    MFS Communications Co., Inc.                          4,700         256,150
    NYNEX Corp.                                           2,000          96,250
    Pacific Telesis Group                                 3,300         121,275
    SBC Communications, Inc.                              1,600          82,800
    Telephone & Data Systems, Inc.                        3,000         108,750
                                                                     ----------
                                                                     $1,289,731
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $5,865,445
-------------------------------------------------------------------------------
Foreign Stocks - 17.5%
  Argentina - 1.0%
    Central Costenera, ADR (Utilities - Electric)##       3,200      $   97,937
-------------------------------------------------------------------------------
  Brazil - 2.3%
    Centrais Electricas Brasileiras S.A.,
      ADR (Utilities - Electric)                          3,700      $   68,723
    Telecomunicacoes Brasileiras S.A., ADR
      (Utilities - Telephone)                             2,000         153,000
                                                                     ----------
                                                                     $  221,723
-------------------------------------------------------------------------------
  Canada - 0.5%
    TransCanada Pipe Lines Ltd. (Utilities - Gas)         2,700      $   47,250
-------------------------------------------------------------------------------
  Chile - 1.8%
    Chilectra S.A., ADR (Utilities - Electric)            2,200      $  117,700
    Chilgener S.A., ADR (Utilities - Electric)            2,700          56,362
                                                                     ----------
                                                                     $  174,062
-------------------------------------------------------------------------------
  Italy - 1.0%
    Telecom Italia S.p.A. Di Risp
      (Utilities - Telephone)                            67,400      $   95,964
-------------------------------------------------------------------------------
  Peru - 1.8%
    Telefonica del Peru S.A.,
      ADR (Utilities - Telephone)                         7,900      $  149,112
    Telefonica del Peru S.A.,
      "B" (Utilities - Telephone)                        14,500          27,083
                                                                     ----------
                                                                     $  176,195
-------------------------------------------------------------------------------
  Philippines - 0.3%
    Pilpino Telephone (Utilities - Telephone)            29,000      $   24,534
-------------------------------------------------------------------------------
  Portugal - 1.1%
    Portugal Telecom S.A., ADR (Utilities - Telephone)    2,400      $   67,800
    Portugal Telecom S.A. (Utilities - Telephone)         1,200          34,164
                                                                     ----------
                                                                     $  101,964
-------------------------------------------------------------------------------
  South Korea - 0.8%
    Korea Mobile Telecommunications, ADR
      (Utilities - Telephone)*                            6,180      $   79,567
-------------------------------------------------------------------------------
  Spain - 2.6%
    Empresa Nacional de Electricidad, ADR
      (Utilities - Electric)                              1,300      $   91,000
    Empresa Nacional de Electricidad, ADR
      (Utilities - Electric)                              1,800          27,900
    Iberdrola S.A. (Utilities - Electric)                 6,100          86,288
    Telefonica de Espana S.A., ADR
      (Utilities - Telephone)                               600      $   41,550
                                                                     ----------
                                                                     $  246,738
-------------------------------------------------------------------------------
  United Kingdom - 4.3%
    National Grid Group PLC (Utilities - Electric)       27,000      $   90,099
    National Power PLC (Utilities - Electric)            11,400          95,504
    PowerGen PLC (Utilities - Electric)                  22,800         223,180
                                                                     ----------
                                                                     $  408,783
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $1,674,717
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $6,899,724)                           $7,540,162
-------------------------------------------------------------------------------
Foreign Convertible Preferred Stock - 0.1%
-------------------------------------------------------------------------------
Argentina
  Compania Inversiones Telephone, 7%
    (Utilities - Telephone)##
    (Identified Cost, $5,775)                               100      $    5,200
-------------------------------------------------------------------------------
Short-Term Obligation - 4.4%
-------------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-------------------------------------------------------------------------------
  Student Loan Marketing Assn., due 1/02/97,
    at Amortized Cost                                   $   420      $  419,854
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $8,928,253)                      $9,539,398
Other Assets, Less Liabilities - 0.3%                                    32,743
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $9,572,141
-------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $8,928,253)             $9,539,398
  Cash                                                                10,176
  Receivable for Series shares sold                                   64,821
  Receivable for investments sold                                     53,579
  Interest and dividends receivable                                   68,278
  Receivable from investment adviser                                  37,645
  Deferred organization expenses                                       5,535
  Other assets                                                            26
                                                                  ----------
      Total assets                                                $9,779,458
                                                                  ----------
Liabilities:
  Distributions payable                                           $       71
  Payable for Series shares reacquired                                 8,676
  Payable for investments purchased                                  156,022
  Payable to affiliate for management fee                                552
  Accrued expenses and other liabilities                              41,996
                                                                  ----------
      Total liabilities                                           $  207,317
                                                                  ----------
Net assets                                                        $9,572,141
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $8,962,715
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     611,242
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (1,816)
                                                                  ----------
      Total                                                       $9,572,141
                                                                  ==========
Shares of beneficial interest outstanding                          700,567
                                                                   =======
Net asset value per share
  (net assets of $9,572,141 / 700,567 shares of beneficial
  interest outstanding)                                            $13.66
                                                                   ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  206,973
    Interest                                                           79,239
    Foreign taxes withheld                                            (11,554)
                                                                   ----------
      Total investment income                                      $  274,658
                                                                   ----------
  Expenses -
    Management fee                                                 $   39,863
    Trustees' compensation                                              2,033
    Shareholder servicing agent fee                                     1,841
    Auditing fees                                                      47,656
    Printing                                                           44,183
    Custodian fee                                                       3,367
    Amortization of organization expenses                               1,842
    Legal fees                                                          1,214
    Miscellaneous                                                       3,590
                                                                   ----------
      Total expenses                                               $  145,589
    Fees paid indirectly                                                 (562)
    Reduction of expenses by investment adviser                       (91,877)
                                                                   ----------
      Net expenses                                                 $   53,150
                                                                   ----------
        Net investment income                                      $  221,508
                                                                   ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  562,324
    Foreign currency transactions                                         739
                                                                   ----------
      Net realized gain on investments and foreign currency
        transactions                                               $  563,063
                                                                   ----------
  Change in unrealized appreciation -
    Investments                                                    $  375,075
    Translation of assets and liabilities in foreign currencies           175
                                                                   ----------
      Net unrealized gain on investments and foreign currency
        translation                                                $  375,250
                                                                   ----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $  938,313
                                                                   ----------
          Increase in net assets from operations                   $1,159,821
                                                                   ==========
See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------
                                              Year Ended         Period Ended
                                       December 31, 1996   December 31, 1995*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                      $   221,508          $    45,685
  Net realized gain on investments
    and foreign currency transactions            563,063              103,820
  Net unrealized gain on investments
    and foreign currency translation             375,250              235,992
                                             -----------          -----------
    Increase in net assets from
      operations                             $ 1,159,821          $   385,497
                                             -----------          -----------
Distributions declared to shareholders -
  From net investment income                 $  (219,486)         $   (42,590)
  From net realized gain on investments
    and foreign currency transactions           (565,934)            (100,949)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (3,558)               --
                                             -----------          -----------
      Total distributions declared to
        shareholders                         $  (788,978)         $  (143,539)
                                             -----------          -----------
Series share (principal) transactions -
  Net proceeds from sale of shares           $10,713,267          $ 3,789,585
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                788,907              143,519
  Cost of shares reacquired                   (4,674,045)          (1,810,493)
                                             -----------          -----------
    Increase in net assets from
      Series share transactions              $ 6,828,129          $ 2,122,611
                                             -----------          -----------
      Total increase in net assets           $ 7,198,972          $ 2,364,569
Net assets:
  At beginning of period                       2,373,169                8,600
                                             -----------          -----------
  At end of period (including
    accumulated undistributed net
    investment income of $0 and
    $3,095, respectively)                    $ 9,572,141          $ 2,373,169
                                             ===========          ===========
*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------
                                                Year Ended        Period Ended
                                         December 31, 1996  December 31, 1995*
--------------------------------------------------------------------------------
Per share data (for a share
  outstanding throughout each period):
Net asset value - beginning of period               $12.57              $10.00
                                                    ------              ------
Income from investment operations# -
  Net investment income(S)                          $ 0.55              $ 0.39
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                      1.78                3.00
                                                    ------              ------
    Total from investment operations                $ 2.33              $ 3.39
                                                    ------              ------
Less distributions declared to
  shareholders -
  From net investment income                        $(0.35)             $(0.24)
  From net realized gain on
    investments and foreign currency
    transactions                                     (0.88)              (0.58)
  In excess of realized gain on
    investments and foreign currency
    transactions                                     (0.01)               --
                                                    ------              ------
      Total distributions declared to shareholders  $(1.24)             $(0.82)
                                                    ------              ------
Net asset value - end of period                     $13.66              $12.57
                                                    ======               ======
Total return                                        18.51%              33.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                           1.00%               1.00%+
  Net investment income                              4.19%               3.66%+
Portfolio turnover                                    121%                 94%
Average commission rate###                          $0.041
                                                         6                --
Net assets at end of period (000 omitted)           $9,572              $2,373

  * For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                           $ 0.32               $ 0.17
    Ratios (to average net assets):
      Expenses                                       2.75%                3.08%+
      Net investment income                          2.44%                1.62%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Utilities Series (the Series) is a non-diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 16 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended Decemer 31, 1996, $5,117 was reclassified from accumulated undistributed net investment income and $1,742 and $3,376 were reclassified to accumulated net realized loss on investments and foreign currency transactions and paid-in capital, respectively, due to differences between book and tax accounting for real estate investment trusts and currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $117,390, including $91,877 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        Purchases       Sales
------------------------------------------------------------------------------
U.S. government securities                            $ 1,962,349  $1,264,570
                                                      ===========  ==========
Investments (non-U.S. government securities)          $10,603,151  $5,257,370
                                                      ===========  ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $8,928,253
                                                                   ==========
Gross unrealized appreciation                                         826,690
Gross unrealized depreciation                                        (215,545)
                                                                   ----------
    Net unrealized appreciation                                    $  611,145
                                                                   ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                        Year Ended                   Period Ended
                        December 31, 1996            December 31, 1995*
                        ------------------------     -------------------------
                         Shares           Amount       Shares          Amount
------------------------------------------------------------------------------
Shares sold             809,814      $10,713,267      322,691     $ 3,789,585
Shares issued to
 shareholders in
 reinvestment
 of distributions        57,710          788,907       11,463         143,519
Shares reacquired      (355,735)      (4,674,045)    (146,236)     (1,810,493)
                       --------       ----------     --------     -----------
  Net increase          511,789      $ 6,828,129      187,918     $ 2,122,611
                        =======      ===========      =======     ===========

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $60.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS
  Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from January 3, 1995 (commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Utilities Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997








                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                    VUF-2/97 11M

                                                               Annual Report
[logo]                                                         for Year Ended
INVESTMENT MANAGEMENT                                          December 31, 1996




MFS(R) HIGH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust


[Graphic Omitted]

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGER                                                   Boston, MA 02107-9906
Joan S. Batchelder*
                                                                    For additional information,
TREASURER                                                           contact your financial adviser.
W. Thomas London*
                                                                    CUSTODIAN
ASSISTANT TREASURER                                                 Investors Bank & Trust Company
James O. Yost*
                                                                    AUDITORS
SECRETARY                                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                                 www.mfs.com
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Board Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                  /s/ Joan S. Batchelder
    A. Keith Brodkin                      Joan S. Batchelder
    Chairman and President                Portfolio Manager

January 9, 1997

MFS(R) HIGH INCOME SERIES

For the 12 months ended December 31, 1996, the Series provided a total return of 11.80%. Our investment strategy is to seek companies which have improving credit quality and whose high-yield bonds offer attractive expected returns. We look for companies we regard as having successful management teams, leadership positions within their industries, consistent operating results, and reasonable leverage.

    The high-yield market was the best-performing fixed-income market in 1996. The economy was stronger than generally forecast, and most issuers fared well. Favorable technical factors reinforced these positive fundamentals. Continued inflows into high-yield mutual funds and increased purchases by crossover buyers, insurance companies, and pension plan sponsors all fueled demand for these securities. These favorable credit and technical factors caused the yield spread between high-yield and Treasury securities to narrow from 4.25 percentage points a year ago to 3.25 percentage points presently. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

    The Series' portfolio is overweighted in issues in the consumer products, general industrial, and telecommunications sectors. We have emphasized companies where we think credit quality will improve primarily due to either good growth potential (such as Revlon or Sprint Spectrum), or from being able to generate enough free cash flow to pay down debt (such as many of our industrial holdings). We have concentrated our holdings in the bonds of better-quality companies as we do not think investors are adequately compensated for the risk of lower-tier credits.

    The high-yield market's yield premium to Treasuries of 3.25 percentage points is near the narrow end of its historic range. However, we do not anticipate a downturn in the economy this year and, therefore, we believe that this 50% premium to yields available on Treasury securities is adequate compensation for the credit risk in today's market.

PORTFOLIO MANAGER'S PROFILE

Joan S. Batchelder is head of the MFS Fixed Income High Yield Department and has managed High Income Series since its inception in 1995. She first joined MFS in 1978 as an investment officer and was appointed Assistant Vice President - Investments in 1979, Vice President - Investments in 1980, and Senior Vice President in 1983. Ms. Batchelder is a graduate of Colorado College and also received a master's degree from the Maxwell School of Syracuse University. She is a Chartered Financial Analyst, a Director of the Boston Bond Analysts Society, a member of the Boston Securities Analyst Society, and a member of the Boston Economics Club.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS High Income Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1995 to December 31, 1996)

                 MFS                 Consumer         Lipper High Yield
          High Income Series    Price Index - U.S.     Bond Fund Index
          ------------------    ------------------     ---------------
 8/95         $10,000                $10,000               $10,000
12/95          10,525                 10,059                10,418
 3/96          10,658                 10,198                10,684
 6/96          10,831                 10,272                10,856
 9/96          11,435                 10,348                11,359
12/96          11,767                 10,420                11,736


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1996
                                                          1 Year        Life+
--------------------------------------------------------------------------------
MFS High Income Series                                   +11.80%     +12.00%
--------------------------------------------------------------------------------
Lipper High Yield Bond Fund Index**                      +12.66%     +11.97%
--------------------------------------------------------------------------------
Consumer Price Index*                                    + 3.56%     + 2.91%
--------------------------------------------------------------------------------
 +For the period from the commencement of investment operations, July 26, 1995 to December 31, 1996.
 *The Consumer Price Index is a popular measure of change in prices.
**Source: Lipper Analytical Services.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Bonds - 89.2%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
U.S. Bonds - 82.6%
  Aerospace - 0.8%
    BE Aerospace, 9.875s, 2006                            $  100  $   105,000
-----------------------------------------------------------------------------
  Airlines - 2.9%
    Airplanes Pass-Through Trust (GPA Group
      Lease), 10.875s, 2019                               $   75  $    82,730
    K & F Industries, 10.375s, 2004                          250      262,500
    MOOG, Inc., 10s, 2006                                     25       26,250
                                                                  -----------
                                                                  $   371,480
-----------------------------------------------------------------------------
  Automotive - 1.8%
    Harvard Industries, Inc., 11.125s, 2005               $   50  $    41,500
    Hayes Wheels International, Inc., 11s,
      2006                                                   100      109,125
    Lear Corp., 9.5s, 2006                                    75       80,437
                                                                  -----------
                                                                  $   231,062
-----------------------------------------------------------------------------
  Building - 6.2%
    American Standard Cos., Inc., 0s to 1998,
      10.5s to 2005                                       $   75  $    69,750
    Building Materials Corp., 0s to 1999,
      11.75s to 2004                                         361      312,265
    Building Materials Corp., 8.625s, 2006##                  10        9,875
    Nortek, Inc., 9.875s, 2004                               225      227,250
    Schuller International Group, Inc.,
      10.875s, 2004                                           50       55,625
    USG Corp., 9.25s, 2001                                   125      133,125
                                                                  -----------
                                                                  $   807,890
-----------------------------------------------------------------------------
  Chemicals - 1.0%
    NL Industries, Inc., 11.75s, 2003                     $   25  $    26,500
    UCC Investors Holdings, Inc., 10.5s, 2002                100      109,000
                                                                  -----------
                                                                  $   135,500
-----------------------------------------------------------------------------
  Consumer Goods and Services - 8.1%
    E & S Holdings Corp., 10.375s, 2006##                 $  250  $   261,875
    Genmar Holdings, 13.5s, 2001                              40       38,800
    Iron Mountain, Inc., 10.125s, 2006                       200      211,250
    Pierce Leahy Corp., 11.125s, 2006                         75       81,937
    Reeves Industries, Inc., 11s, 2002                        50       47,750
    Revlon Worldwide Corp., 0s, 1998                         200      172,000
    Westpoint Stevens, Inc., 9.375s, 2005                    225      231,750
                                                                  -----------
                                                                  $ 1,045,362
-----------------------------------------------------------------------------
  Containers - 5.7%
    Atlantis Group, Inc., 11s, 2003                       $   70  $    71,050
    Calmar, Inc., 11.5s, 2005                                100      103,500
    Gaylord Container Corp., 12.75s, 2005                    160      176,800
    Ivex Packaging Corp., 12.5s, 2002                         50       54,125
    Owens-Illinois, Inc., 11s, 2003                          250      278,125
    Plastic Containers, Inc., 10s, 2006##                     50       51,500
                                                                  -----------
                                                                  $   735,100
-----------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Alliant Techsystems, Inc., 11.75s, 2003               $   25  $    28,062
-------------------------------------------------------------------------------
  Electronics - 0.4%
    Clark-Schwebel, Inc., 10.5s, 2006                     $   50  $    53,000
-------------------------------------------------------------------------------
  Entertainment - 0.5%
    American Skiing Corp., 12s, 2006##                    $   25  $    26,313
    Marvel Holdings, Inc., 0s, 1998**                        265       39,750
                                                                  -----------
                                                                  $    66,063
-----------------------------------------------------------------------------
  Food and Beverage Products - 4.3%
    Delta Beverage Group, 9.75s, 2003##                   $   60  $    61,500
    Foodbrands America, Inc., 10.75s, 2006                   150      157,500
    Keebler Corp., 10.75s, 2006##                            100      109,250
    PMI Acquisition Corp., 10.25s, 2003                      220      226,600
                                                                  -----------
                                                                  $   554,850
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.6%
    Pacific Lumber Co., 10.5s, 2003                       $   75  $    76,125
    U.S. Can Corp., 10.125s, 2006##                          125      130,938
                                                                  -----------
                                                                  $   207,063
-----------------------------------------------------------------------------
  Machinery - 2.0%
    AGCO Corp., 8.5s, 2006                                $   50  $    51,375
    Motors & Gears, Inc., 10.75s, 2006##                     200      206,000
                                                                  -----------
                                                                  $   257,375
-----------------------------------------------------------------------------
  Medical and Health Products - 0.4%
    Quest Diagnostic, Inc., 10.75s, 2006                  $   50  $    52,625
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.0%
    Quorum Health Group, Inc., 8.75s, 2005                $  100  $   102,500
    Tenet Healthcare Corp., 10.125s, 2005                    125      138,437
    Unilab Corp., 11s, 2006                                   25       16,875
                                                                  -----------
                                                                  $   257,812
-----------------------------------------------------------------------------
  Metals and Minerals - 1.8%
    Haynes International, Inc., 11.625s, 2004             $  200  $   211,000
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003            25       26,875
                                                                  -----------
                                                                  $   237,875
-----------------------------------------------------------------------------
  Oil Services - 1.4%
    Falcon Drilling Co., 8.875s, 2003                     $   25  $    25,500
    Mesa Operating Co., 10.625s, 2006                        125      135,625
    Noble Drilling Corp., 9.125s, 2006                        25       26,875
                                                                  -----------
                                                                  $   188,000
-----------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    Day International Group, Inc., 11.125s, 2005          $   50  $    51,938
    Golden Books Publishing, Inc., 7.65s, 2002                25       22,375
                                                                  -----------
                                                                  $    74,313
-----------------------------------------------------------------------------
  Restaurants and Lodging - 4.4%
    Aztar Corp., 11s, 2002                                $   25  $    24,187
    Boomtown, Inc., 11.5s, 2003                               25       26,312
    Coast Hotels & Casino, 13s, 2002                          25       27,594
    Eldorado Resorts, 10.5s, 2006##                          100      105,750
    Grand Casinos, Inc., 10.125s, 2003                       150      150,750
    Griffin Gaming & Entertainment, 8.15s, 2000               50       49,000
    Harvey Casinos Resorts, 10.625s, 2006                     75       80,250
    Red Roof Inns, Inc., 9.625s, 2003                         70       70,000
    Santa Fe Hotel, Inc., 11s, 2000                           45       33,075
                                                                  -----------
                                                                  $   566,918
-----------------------------------------------------------------------------
  Special Products and Services - 14.4%
    AAF-McQuay, Inc., 8.875s, 2003                        $   25  $    25,063
    Buckeye Cellulose Corp., 8.5s, 2005                       40       40,100
    Fairfield Manufacturing, 11.375s, 2001                    75       78,375
    Howmet Corp., 10s, 2003                                  125      135,938
    IMO Industries, Inc., 11.75s, 2006                       245      225,400
    Idex Corp., 9.75s, 2002                                   25       26,125
    Interlake Corp., 12s, 2001                                50       53,500
    Interlake Corp., 12.125s, 2002                           175      181,125
    International Knife & Saw, 11.375s, 2006##               100      103,750
    Mettler-Toledo, Inc., 9.75s, 2006                        150      157,500
    Polymer Group, Inc., 12.25s, 2002                        212      231,610
    Synthetic Industries, Inc., 12.75s, 2002                 395      435,488
    Thermadyne Holdings Corp., 10.25s, 2002                  150      153,750
    Thermadyne Holdings Corp., 10.75s, 2003                   26       26,780
                                                                  -----------
                                                                  $ 1,874,504
-----------------------------------------------------------------------------
  Steel - 4.3%
    AK Steel Corp., 9.125s, 2006##                        $   50  $    51,000
    Carbide/Graphite Group, Inc., 11.5s, 2003                 25       27,125
    Jorgensen, (Earle M.) Co., 10.75s, 2000                   70       71,400
    Kaiser Aluminum & Chemical Corp.,
      9.875s, 2002                                            25       25,625
    WCI Steel, Inc., 10s, 2004##                             375      380,625
                                                                  -----------
                                                                  $   555,775
-----------------------------------------------------------------------------
  Stores - 2.1%
    Finlay Enterprises, Inc., 0s to 1998, 12s to 2005     $  275  $   235,125
    Parisian, Inc., 9.875s, 2003                              38       38,380
                                                                  -----------
                                                                  $   273,505
-----------------------------------------------------------------------------
  Supermarkets - 2.9%
    Dominick's Finer Foods, Inc., 10.875s, 2005           $   50  $    55,375
    Fleming Cos., Inc., 10.625s, 2001                         10       10,150
    Grand Union Co., 12s, 2004                                75       79,125
    Jitney-Jungle Stores, 12s, 2006                           30       31,725
    Pathmark Stores, Inc., 9.625s, 2003                       75       71,813
    Ralph's Grocery Co., 10.45s, 2004                         75       79,781
    Smith's Food & Drug Co., 11.25s, 2007                     50       55,250
                                                                  -----------
                                                                  $   383,219
-----------------------------------------------------------------------------
  Telecommunications - 12.0%
    American Radio Systems Corp., 9s, 2006                $   50  $    49,000
    Charter Communications, 11.25s, 2006                      25       26,125
    Echostar Communications Corp., 0s to 1999,
      12.875s, 2004                                          100       75,500
    Echostar Communications Corp., 0s to 2000,
      13.125s, to 2004                                        50       41,375
    ICG Holdings, Inc., 0s to 2001, 12.5s
      to 2006                                                 50       32,625
    Jones Intercable, Inc., 10.5s, 2008                      100      107,750
    K-III Communications Corp., 10.625s, 2002                 40       42,000
    Lenfest Communications, 10.5s, 2006                      100      105,000
    MFS Communications Co., Inc., 0s to 2001,
      8.875s to 2006                                         100       72,750
    Marcus Cable Operating Co., 0s to 1999,
      13.5s to 2004                                          200      164,000
    Mobile Telecom Technology Corp.,
      13.5s, 2002                                             25       25,000
    Mobilemedia Communications Corp., 0s to
      1998, 10.5s to 2003                                     40        8,400
    Mobilemedia Corp., 9.375s, 2007**                        100       27,000
    Paging Network, Inc., 8.875s, 2006                        50       47,625
    Park Broadcasting, Inc., 11.75s, 2004                    150      176,250
    Sprint Spectrum, 11s, 2006                               250      270,000
    Sygnet Wireless, Inc., 11.5s, 2006                       100      103,000
    Teleport Communications, 0s to 2001,
      11.125s to 2007                                        200      137,000
    Western Wireless Corp., 10.5s, 2007                       50       51,875
                                                                  -----------
                                                                  $ 1,562,275
-----------------------------------------------------------------------------
  Transportation - 0.4%
    Moran Transportation Co., 11.75s, 2004                $   50  $    54,000
-----------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    El Paso Electric Co., 8.9s, 2006                      $   50  $    52,125
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $10,730,753
-----------------------------------------------------------------------------
Foreign Bonds - 6.6%
  Canada - 2.6%
    Algoma Steel, Inc., 12.375s, 2005 (Steel)   CAD           25  $    27,000
    CHC Helicopter Corp., 11.5s, 2002
      (Aerospace)                                             75       76,969
    Gulf Canada Resources Ltd., 9.25s, 2004
      (Oils)                                                  90       95,175
    International Semi-Tech Microelectronics,
      Inc., 0s to 2000,
      11.5s to 2003 (Consumer Goods and
      Services)                                               50       32,250
    Rogers Cablesystems Ltd., 10.125s, 2012
      (Telecommunications)                                    50       51,875
    Rogers Cantel, Inc., 9.375s, 2008
      (Cellular Telephones)                                   50       52,500
                                                                  -----------
                                                                  $   335,769
-----------------------------------------------------------------------------
  Luxembourg - 0.8%
    Millicom International Cellular
      Communications, 0s to 2001,
      13.5s, to 2006 (Cellular Telephones)      BEF          175  $   108,500
-------------------------------------------------------------------------------
  United Kingdom - 3.2%
    Bell Cablemedia PLC, 0s to 2000, 11.875s,
      2005 (Telecommunications)                 GBP           50  $    40,125
    Colt Telecom Group, 0s to 1997, 12s to
      2006 (Telecommunications)                              500      297,500
    Diamond Cable Communications PLC, 0s to
      2005, 11.75s to 2005
      (Telecommunications)                                    10        7,200
    Newsquest Capital, 11s, 2006
      (Telecommunications)##                                  25       25,500
    Videotron Holdings PLC, 0s to 2005, 11s to
      2005 (Telecommunications)                               50       40,250
                                                                  -----------
                                                                  $   410,575
-----------------------------------------------------------------------------
Total Foreign Bonds                                               $   854,844
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $11,317,019)                        $11,585,597
-----------------------------------------------------------------------------

Preferred Stocks - 3.0%
-----------------------------------------------------------------------------
Issuer                                                    Shares        Value
-----------------------------------------------------------------------------
  Cablevision Systems Corp., 11.125s, 2008,
    "L" (Telecommunications)                               1,623  $   141,599
  Renaissance Cosmetics, 14s (Consumer Goods
    and Services)+                                           100      101,000
  Supermarkets General Holdings Corp., $3.52
    Exch., 2007 (Supermarkets)*                            1,500       38,250
  Time-Warner, Inc., 10.25s, "K"
    (Entertainment)                                          104      112,840
-----------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $385,297)                $   393,689
-----------------------------------------------------------------------------
Short-Term Obligations - 7.1%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-----------------------------------------------------------------------------
  Student Loan Marketing Assn., due 1/02/97,
    at Amortized Cost                                     $  920  $   919,680
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $12,621,996)                  $12,898,966
Other Assets, less Liabilities - 0.7%                                  95,157
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $12,994,123
-----------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security - in default.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

BEF = Belgian Francs      CAD = Canadian Dollars      GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $12,621,996)           $12,898,966
  Cash                                                                 9,008
  Receivable for Series shares sold                                   58,016
  Interest receivable                                                265,860
  Receivable from investment adviser                                  21,617
  Deferred organization expenses                                       6,556
  Other assets                                                            23
                                                                 -----------
      Total assets                                               $13,260,046
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $     3,202
  Payable for investments purchased                                  235,279
  Payable to affiliate for management fee                                764
  Accrued expenses and other liabilities                              26,678
                                                                 -----------
      Total liabilities                                          $   265,923
                                                                 -----------
Net assets                                                       $12,994,123
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $12,704,316
  Unrealized appreciation on investments                             276,970
  Accumulated net realized loss on investments                          (158)
  Accumulated undistributed net investment income                     12,995
                                                                 -----------
      Total                                                      $12,994,123
                                                                 ===========
Shares of beneficial interest outstanding                         1,195,325
                                                                  =========
Net asset value per share
  (net assets of $12,994,123 / 1,195,325 shares of beneficial
  interest outstanding)                                             $10.87
                                                                    ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Year Ended December 31, 1996
-------------------------------------------------------------------------------
Net investment income:
    Interest income                                                    $683,617
                                                                       --------
  Expenses -
    Management fee                                                     $ 56,169
    Trustees' compensation                                                2,033
    Shareholder servicing agent fee                                       2,591
    Auditing fees                                                        24,256
    Printing                                                             21,241
    Custodian fee                                                         6,576
    Amortization of organization expenses                                 1,842
    Legal fees                                                            1,402
    Miscellaneous                                                         4,788
                                                                       --------
      Total expenses                                                   $120,898
    Fees paid indirectly                                                   (714)
    Reduction of expenses by investment adviser                         (45,293)
                                                                       --------
      Net expenses                                                     $ 74,891
                                                                       --------
        Net investment income                                          $608,726
                                                                       --------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on net investment
    transactions                                                       $116,891
                                                                       --------
  Change in unrealized appreciation on investments                     $248,395
                                                                       --------
    Net realized and unrealized gain on investments                    $365,286
                                                                       --------
      Increase in net assets from operations                           $974,012
                                                                       ========

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------
                                               Year Ended          Period Ended
                                        December 31, 1996    December 31, 1995*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                        $   608,726          $   43,562
  Net realized gain (loss) on investments          116,891              (2,558)
  Net unrealized gain on investments               248,395              28,575
                                               -----------          ----------
    Increase in net assets from operations     $   974,012          $   69,579
                                               -----------          ----------
Distributions declared to shareholders -
  From net investment income                   $  (596,086)         $  (43,207)
  From net realized gain on investments           (114,491)            --
                                               -----------          ----------
      Total distributions declared to
        shareholders                           $  (710,577)         $  (43,207)
                                               -----------          ----------
Series share (principal) transactions -
  Net proceeds from sale of shares             $18,788,696          $2,003,297
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                  710,575              43,207
  Cost of shares reacquired                     (8,715,074)           (134,985)
                                               -----------          ----------
    Increase in net assets from Series
      share transactions                       $10,784,197          $1,911,519
                                               -----------          ----------
      Total increase in net assets             $11,047,632          $1,937,891
Net assets:
  At beginning of period                         1,946,491               8,600
                                               -----------          ----------

  At end of period (including accumulated
    undistributed net investment income of
    $12,995 and  $355, respectively)           $12,994,123          $1,946,491
                                               ===========          ==========

*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
                                            Year Ended           Period Ended
                                     December 31, 1996     December 31, 1995*
-------------------------------------------------------------------------------
Per share data (for a share
  outstanding throughout each period):
Net asset value - beginning of period          $ 10.29                $10.00
                                               -------                ------
Income from investment operations# -
  Net investment income(S)                     $  0.89                $ 0.34
  Net realized and unrealized gain on
    investments                                   0.32                  0.18
                                               -------                ------
    Total from investment operations           $  1.21                $ 0.52
                                               -------                ------
Less distributions declared to
  shareholders -
  From net investment income                   $ (0.53)               $(0.23)
  From net realized gain on investments          (0.10)                -
                                               -------                ------
    Total distributions declared to
      shareholders                             $ (0.63)               $(0.23)
                                               -------                ------
Net asset value - end of period                $ 10.87                $10.29
                                               =======                ======
Total return                                    11.80%                 5.25%++
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses                                       1.00%                 1.00%+
  Net investment income                          8.18%                 8.17%+
Portfolio turnover                                135%                   32%
Net assets at end of period
  (000 omitted)                                $12,994                $1,946

  * For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
(S) The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
  Net investment income                        $ 0.82                 $ 0.20
  Ratios (to average net assets):
    Expenses                                    1.62%                  4.38%+
    Net investment income                       7.56%                  4.82%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS High Income Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 11 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $63,140, including $45,293 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations were as follows:

                                                         Purchases        Sales
-------------------------------------------------------------------------------
U.S. government securities                             $   121,784  $   120,726
                                                       ===========  ===========
Investments (non-U.S. government securities)           $18,931,803  $ 9,235,031
                                                       ===========  ===========
The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $12,621,966
                                                                    ===========
Gross unrealized appreciation                                       $   518,789
Gross unrealized depreciation                                          (241,819)
                                                                    -----------
  Net unrealized appreciation                                       $   276,970
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                             Year Ended                Period Ended
                                             December 31, 1996         December 31, 1995*
                                             -----------------------   ---------------------
                                                Shares        Amount    Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold                                  1,753,000   $18,788,696   197,072   $2,003,297
Shares issued to shareholders in
 reinvestment of distributions                  65,370       710,575     4,211       43,207
Shares reacquired                             (812,190)   (8,715,074)  (12,998)    (134,985)
                                             ---------   -----------   -------   ----------
  Net increase                               1,006,180   $10,784,197   188,285   $1,911,519
                                             =========   ===========   =======   ==========

*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $99.

(7) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1996, the Series owned the following restricted security (constituting 0.8% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                   Date of
Description                        Acquisition    Shares     Cost       Value
--------------------------------------------------------------------------------
Renaissance Cosmetics, 14s         8/08/96        100        $100,000   $101,000
                                                                        ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from July 26, 1995 (commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                     VHI-2/97 7M

                                                               Annual Report
[Logo]                                                         for Year Ended
INVESTMENT MANAGEMENT                                          December 31, 1996



MFS(R) WORLD GOVERNMENTS SERIES
A Series of MFS(R) Variable Insurance Trust



[Graphic Omitted]

MFS(R) WORLD GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                               INVESTMENT ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management       SHAREHOLDER SERVICE CENTER
Company (Blockbuster Video Franchise)  MFS Service Center, Inc.
                                       P.O. Box 1400
PORTFOLIO MANAGER                      Boston, MA 02107-9906
Stephen C. Bryant*
                                       For additional information,
TREASURER                              contact your financial adviser.
W. Thomas London*
                                       CUSTODIAN
ASSISTANT TREASURER                    Investors Bank & Trust Company
James O. Yost*
                                       AUDITORS
SECRETARY                              Deloitte & Touche LLP
Stephen E. Cavan*
                                       WORLD WIDE WEB
ASSISTANT SECRETARY                    www.mfs.com
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Board Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                     /s/ Stephen C. Bryant
    A. Keith Brodkin                         Stephen C. Bryant
    Chairman and President                   Portfolio Manager

January 9, 1997

MFS WORLD GOVERNMENTS SERIES

As noted above, the first half of 1996 witnessed concerns about accelerating U.S. growth and its potential resultant boost to other major economies, which set off a rise in interest rates based on fears of higher inflation and potential rate hikes by the Federal Reserve Board. However, in the second half, these concerns proved unwarranted as the U.S. economy slowed, inflation fears receded, and rates aggressively declined. During this second half, most central banks, with the exception of the United States, lowered official interest rates. In this environment, the Series provided a total return of 4.03% for the 12 months ended December 31, 1996. This compares to a 3.62% return for the Salomon Brothers World Government Bond Index (the Salomon Index) for the same period. The Salomon Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years. The Fund's return also compares to a 4.39% return for the J.P. Morgan Global Government Bond Index (the Morgan Index) for the same period. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued from 13 countries (including the United States) with maturities of at least one year. However, the Morgan Index is being replaced with the Salomon Index as a benchmark because MFS believes this index is more representative of the countries in which the Fund invests than the Morgan Index.

    By the end of the year, all markets, as measured by the Salomon Index in local currency returns, registered positive returns but with significant differences. For example, the core markets -- United States, Japan, and Germany -- were the worst performers, while the higher-yielding markets of Australia, Canada, Spain, and Italy were among the better performers. The Series benefited by being overweighted in these higher-yielding markets for most of the year.

    In preparation for the monetary union due to commence in January 1999, almost all European countries announced tight fiscal budgets, while at the same time cutting interest rates due to slow growth and low inflation. Within Europe, a dramatic narrowing of yield spread differentials, or outperformance, began in earnest during the third quarter with Spain, Italy, and Sweden being the main beneficiaries. Although a good part of this convergence has now taken place, we anticipate these markets will continue to outperform as European monetary union approaches.

    Meanwhile, looking at the dollar bloc, both Canadian and Australian markets continue to benefit from low inflation, slow growth, and tight fiscal budgets. The Series benefited by being overweighted in both these markets for most of the year. Looking ahead, while there is yet no immediate threat of higher inflation in Canada, economic growth is finally picking up and we expect the Bank of Canada to be more accommodative in 1997. Although an underweighted position in U.S. bonds has been beneficial in 1996, the Series' performance was hindered during the third quarter as the U.S. position's duration (a measure of interest rate sensitivity) was low in anticipation of a pickup in U.S. economic growth that never materialized.

    Regarding the Japanese bond market, the Series was underweighted for most of the year because we believed other markets offered better value. However, the Japanese bond market was helped by continued depressed real estate and banking sectors, as well as weak consumer spending. Our outlook calls for a continuation of slow, choppy growth with a modest increase in inflation.

    For 1996, the overall rise in U.S. interest rates, coinciding with reductions in short-term rates in Europe, enabled the dollar to appreciate against the German mark. Additionally, the dollar benefited from yield convergence within Europe. The dollar has continued to strengthen versus the Japanese yen, based primarily on Japan's low interest rates and its government policy of engineering a weaker currency in order to stimulate its beleaguered economy. Looking forward, we anticipate modest but further lowering of interest rates by central banks in many European countries as well as in Australia and New Zealand, which we believe could continue to be positive for bonds. However, some caution is warranted as ultimately lower rates in these countries could result in a pickup in economic growth and, possibly, inflation. Moreover, with the U.S. currency benefiting from positive interest rate differentials, renewed hope for a balanced budget, and movement toward an inclusive, single European currency, the prospects for a stable dollar remain favorable.

PORTFOLIO MANAGER'S PROFILE

Stephen C. Bryant joined Massachusetts Financial Services (MFS) in 1987 as Assistant Vice President - Investments in the International Fixed Income Department. He was named Vice President - Investments in 1989 and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University and has managed MFS World Governments Series since its inception in June 1994.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS World Governments Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses.
You cannot invest in an index.

GROWTH OF A $10,000 HYPOTHETICAL INVESTMENT
(For the Period from June 1, 1994 to December 31, 1996)

                                    JP        Salomon
            MFS       Consumer    Morgan      Brothers
            World     Price       Global        World
         Governments  Index       Gov't        Gov't.
           Series      U.S.    Bond Index    Bond Index
         -----------  ------   ----------   ----------

 6/94      10000.0    10000.0    10000.0      10000.0
12/94      10078.0    10149.0    10284.0      10313.0
 6/95      11197.0    10339.0    11884.0      12051.0
12/95      11528.0    10400.0    12269.0      12276.0
 6/96      11720.0    10620.0    12127.0      12095.0
12/96      11993.0    10773.0    12808.0      12721.0


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996

                                                   1 Year       Life+
----------------------------------------------------------------------------
MFS World Governments Series                       +4.03%     +7.39%
----------------------------------------------------------------------------
Salomon Brothers World Government Bond Index**     +3.62%     +9.76%
----------------------------------------------------------------------------
JP Morgan Global Government Bond Index#            +4.39%     +9.74%
----------------------------------------------------------------------------
Consumer Price Index*++                            +3.56%     +2.96%
----------------------------------------------------------------------------
 +For the period from the commencement of investment operations, June
  14, 1994 to December 31, 1996. *The Consumer Price Index is a popular measure of change in prices.
++Source: CDA/Wiesenberger.
**Source: Lipper Analytical Services.
 #Source: Asset Investment Management (AIM).

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Bonds - 90.0%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
Foreign Bonds - 69.8%
  Australia - 11.1%
    Commonwealth of Australia,
      9.75s, 2002                     AUD                  2,050  $ 1,814,428
    Commonwealth of Australia,
      10s, 2002                                            1,200    1,079,250
                                                                  -----------
                                                                  $ 2,893,678
-----------------------------------------------------------------------------
  Belgium - 1.4%
    Kingdom of Belgium, 8.75s, 2002   BEF                 10,000  $   371,989
-----------------------------------------------------------------------------
  Canada - 2.6%
    Government of Canada, 9s, 2004    CAD                    400  $   342,494
    Government of Canada, 8.75s,
      2005                                                   400      339,575
                                                                  -----------
                                                                  $   682,069
-----------------------------------------------------------------------------
  Denmark - 6.1%
    Kingdom of Denmark, 6s, 1999      DKK                  1,787  $   315,460
    Kingdom of Denmark, 9s, 2000                           5,850    1,131,553
    Kingdom of Denmark, 7s, 2007                             868      149,912
                                                                  -----------
                                                                  $ 1,596,925
-----------------------------------------------------------------------------
  Germany - 12.5%
    Republic of Germany, 6.875s,
      1999                            DEM                    760  $   526,838
    Republic of Germany, 8.75s, 2000                       2,743    2,038,216
    Republic of Germany, 7.125s, 2002
                                                             970      691,956
                                                                  -----------
                                                                  $ 3,257,010
-----------------------------------------------------------------------------
  Ireland - 7.9%
    Republic of Ireland, 6.5s, 2001   IEP                    450  $   774,817
    Republic of Ireland, 9.25s, 2003                         650    1,275,491
                                                                  -----------
                                                                  $ 2,050,308
-----------------------------------------------------------------------------
  Italy - 8.0%
    Republic of Italy, 9.5s, 1999     ITL              1,315,000  $   923,900
    Republic of Italy, 9.5s, 2006                      1,535,000    1,145,904
                                                                  -----------
                                                                  $ 2,069,804
-----------------------------------------------------------------------------
  Japan - 5.3%
    Export-Import Bank of Japan,
      4.375s, 2003                    JPY                 70,000  $   681,850
    IBRD-Global Bonds, 4.5s, 2000                         43,000      413,090
    World Bank Euro-Yen, 5.25s, 2002                      28,000      283,267
                                                                  -----------
                                                                  $ 1,378,207
-----------------------------------------------------------------------------
  New Zealand - 2.6%
    Government of New Zealand, 8s,
      2004                            NZD                    900  $   662,874
-----------------------------------------------------------------------------
  Spain - 6.8%
    Government of Spain, 8.4s, 2001   ESP                  3,400   $   28,628
    Government of Spain, 10.1s, 2001                     120,000    1,063,433
    Government of Spain, 7.9s, 2002                       82,000      674,462
                                                                  -----------
                                                                  $ 1,766,523
-----------------------------------------------------------------------------
  Sweden - 2.0%
    Government of Sweden, 11s, 1999   SEK                  2,500  $   411,922
    Government of Sweden, 10.25s,
      2000                                                   600      101,555
                                                                  -----------
                                                                  $   513,477
-----------------------------------------------------------------------------
  United Kingdom - 3.5%
    United Kingdom Gilts, 7s, 2001    GBP                    540  $   915,588
-----------------------------------------------------------------------------
Total Foreign Bonds                                               $18,158,452
-----------------------------------------------------------------------------

U.S. Bonds - 20.2%
  U.S. Treasury Notes, 6.25s, 2001                       $   400  $   400,376
  U.S. Treasury Notes, 6.625s, 2001                        1,625    1,650,904
  U.S. Treasury Notes, 6.25s, 2003                         3,200    3,196,000
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 5,247,280
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $23,413,386)                        $23,405,732
-----------------------------------------------------------------------------
Call Options Purchased - 0.2%
-----------------------------------------------------------------------------
                                                Principal Amount
Description/Expiration Month/Strike                 of Contracts
Price                                              (000 Omitted)
-----------------------------------------------------------------------------
German Marks/Swiss Francs
  February/0.84                       DEM                  2,115   $   54,034
Italian Lire/German Marks
  January/995                         ITL              1,280,754        6,404
-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $15,724)              $   60,438
-----------------------------------------------------------------------------
Put Options Purchased - 1.6%
-----------------------------------------------------------------------------
German Marks/British Pounds
  January/2.45                        DEM                  3,097  $   148,965
  January/2.51                                             3,173       99,693
  January/2.56                                             3,236       61,632
Swiss Francs/German Marks
  January/0.829                       CHF                  1,221       43,757
  February/0.84                                            1,237       31,624
  March/0.86                                               3,431       37,236
-----------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $93,381)              $   422,907
-----------------------------------------------------------------------------
Short-Term Obligations - 7.9%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/02/97                  $   1,380    1,379,597
  Federal Home Loan Mortgage Corp.,
    due 1/07/97                                              680      677,483
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 2,057,080
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $25,579,571)                  $25,946,157
-----------------------------------------------------------------------------
Call Options Written
-----------------------------------------------------------------------------
                                                Principal Amount
Description/Expiration Month/Strike                 of Contracts
Price                                              (000 Omitted)
-----------------------------------------------------------------------------
German Marks/British Pounds
  August/2.239                        DEM                  2,994      $     0
Swiss Francs/German Marks
  February/0.8265                     CHF                  2,081          (12)
-----------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $17,785)               $   (12)
-----------------------------------------------------------------------------

Put Options Written - (1.4)%
-----------------------------------------------------------------------------
                                                Principal Amount
Description/Expiration Month/Strike                 of Contracts
Price                                              (000 Omitted)        Value
-------------------------------------------------------------------------------
German Marks/British Pounds
  January/2.3682                      DEM                  2,994  $         0
  January/2.45                                             3,097     (148,355)
  January/2.5105                                           3,173      (99,295)
Swiss Francs/German Marks
  January/0.829                       CHF                  1,221      (43,787)
  February/0.84                                            3,351      (85,696)
-------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $153,765)           $  (377,133)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.7%                             $   453,941
-------------------------------------------------------------------------------
Net Assets - 100.0%                                               $26,022,953
-------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is show below.

AUD          = Australian Dollars              GBP     = British Pounds
BEF          = Belgian Francs                  IEP     = Irish Punts
CAD          = Canadian Dollars                ITL     = Italian Lire
CHF          = Swiss Francs                    JPY     = Japanese Yen
DEM          = Deutsche Marks                  NLG     = Dutch Guilders
DKK          = Danish Kroner                   NOK     = Norwegian Krone
ECU          = European Currency Units         NZD     = New Zealand Dollars
ESP          = Spanish Pesetas                 SEK     = Swedish Kronor
FRF          = French Francs
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
December 31, 1996
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $25,579,571)           $25,946,157
  Cash                                                                36,029
  Net receivable for forward foreign currency exchange
    contracts sold                                                   233,881
  Net receivable for closed forward foreign currency exchange
    contracts                                                        385,985
  Receivable for Series shares sold                                  252,795
  Receivable for investments sold                                  2,427,988
  Interest receivable                                                596,957
  Receivable from investment adviser                                  68,518
  Deferred organization expenses                                       2,299
  Other assets                                                            80
                                                                 -----------
      Total assets                                               $29,950,689
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $   171,811
  Payable for investments purchased                                2,305,799
  Written options outstanding, at value (premiums received,
    $171,550)                                                        377,145
  Net payable for forward foreign currency exchange contracts
    purchased                                                      1,005,387
  Payable to affiliate for management fee                              1,589
  Accrued expenses and other liabilities                              66,005
                                                                 -----------
      Total liabilities                                          $ 3,927,736
                                                                 -----------
Net assets                                                       $26,022,953
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $25,151,769
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (227,087)
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                221,999
  Accumulated undistributed net investment income                    876,272
                                                                 -----------
      Total                                                      $26,022,953
                                                                 ===========
Shares of beneficial interest outstanding                         2,459,773
                                                                  =========
Net asset value per share
  (net assets of $26,022,953 / 2,459,773 shares of beneficial
  interest outstanding)                                            $10.58
                                                                   ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
-----------------------------------------------------------------------------
Net investment income:
    Interest income                                                $1,156,162
                                                                   ----------

  Expenses -
    Management fee                                                 $  126,898
    Trustees' compensation                                              2,033
    Shareholder servicing agent fee                                     5,869
    Printing                                                           85,838
    Auditing fees                                                      67,150
    Custodian fee                                                      44,443
    Amortization of organization expenses                               1,509
    Legal fees                                                          1,196
    Miscellaneous                                                       8,534
                                                                   ----------
      Total expenses                                               $  343,470
    Fees paid indirectly                                               (1,716)
    Reduction of expenses by investment adviser                      (172,556)
                                                                   ----------
      Net expenses                                                 $  169,198
                                                                   ----------
        Net investment income                                      $  986,964
                                                                   ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  642,196
    Written option transactions                                        53,876
    Foreign currency transactions                                    (588,976)
                                                                   ----------
      Net realized gain on investments and foreign
        currency transactions                                      $  107,096
                                                                   ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  232,845
    Written options                                                  (208,572)
    Translation of assets and liabilities in foreign
      currencies                                                     (157,165)
                                                                   ----------
      Net unrealized loss on investments and foreign
        currency translation                                       $ (132,892)
                                                                   ----------
        Net realized and unrealized loss on investments
          and foreign currency                                     $  (25,796)
                                                                   ----------
          Increase in net assets from operations                   $  961,168
                                                                   ==========
See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                             1996               1995
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                      $    986,964        $   272,353
  Net realized gain on investments and foreign currency transactions              107,096            398,163
  Net unrealized loss on investments and foreign currency translation            (132,892)           (80,131)
                                                                             ------------        -----------
    Increase in net assets from operations                                   $    961,168        $   590,385
                                                                             ------------        -----------
Distributions declared to shareholders -
  From net investment income                                                 $    --             $  (272,353)
  In excess of net investment income                                              --                (357,618)
  Tax return of capital                                                           --                 (63,028)
                                                                             ------------        -----------
    Total distributions declared to shareholders                             $    --             $  (692,999)
                                                                             ------------        -----------
Series share (principal) transactions -
  Net proceeds from sale of shares                                           $ 33,174,815        $ 9,272,850
  Net asset value of shares issued to shareholders in reinvestment
    of distributions                                                              --                 692,995
  Cost of shares reacquired                                                   (15,536,671)        (5,320,839)
                                                                             ------------        -----------
    Increase in net assets from Series share transactions                    $ 17,638,144        $ 4,645,006
                                                                             ------------        -----------
      Total increase in net assets                                           $ 18,599,312        $ 4,542,392

Net assets:
  At beginning of period                                                        7,423,641          2,881,249
                                                                             ------------        -----------
  At end of period (including accumulated undistributed net
    investment income of $876,272 and $166,765, respectively)                $ 26,022,953        $ 7,423,641
                                                                             ============        ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------
                                                   Year Ended         Year Ended       Period Ended
                                                 December 31,       December 31,       December 31,
                                                         1996               1995               1994*
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                  $10.17             $ 9.82             $10.00
                                                       ------             ------             ------
Income from investment operations# -
  Net investment income(S)                             $ 0.60             $ 0.63             $ 0.17
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                               (0.19)              0.78              (0.09)
                                                       ------             ------             ------
      Total from investment operations                 $ 0.41             $ 1.41             $ 0.08
                                                       ------             ------             ------

Less distributions declared to shareholders -
  From net investment income                           $ --               $(0.42)            $(0.17)
  In excess of net investment income                     --                (0.54)             (0.09)
  Tax return of capital                                  --                (0.10)              --
                                                       ------             ------             ------
      Total distributions declared to shareholders     $ --               $(1.06)            $(0.26)
                                                       ------             ------             ------
Net asset value - end of period                        $10.58             $10.17             $ 9.82
                                                       ======             ======             ======
Total return                                            4.03%             14.38%              0.79%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                              1.00%              1.00%              1.00%+
  Net investment income                                 5.84%              6.05%              4.68%+
Portfolio turnover                                       361%               211%                62%
Net assets at end of period (000 omitted)             $26,023             $7,424             $2,881

  *For the period from the commencement of investment operations, June 14, 1994 to December 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
(S)The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

 Net investment income                                $ 0.50             $ 0.53             $ 0.16
  Ratios (to average net assets):
    Expenses                                            2.03%              1.99%              1.10%+
    Net investment income                               4.81%              5.09%              4.58%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS World Governments Series (the Series) is a non-diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 23 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Written Options - The Series may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $277,457 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated undistributed net investment income under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $252,340, including $172,556 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 Purchases            Sales
------------------------------------------------------------------------------
U.S. government securities                     $23,204,684      $20,453,094
                                               ===========      ===========
Investments (non-U.S. government securities)   $48,546,607      $34,428,896
                                               ===========      ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $25,579,571
                                                                ===========
Gross unrealized appreciation                                   $   550,208
Gross unrealized depreciation                                      (183,622)
                                                                -----------
    Net unrealized appreciation                                 $   366,586
                                                                ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                         Year Ended                          Year Ended
                                         December 31, 1996                   December 31, 1995
                                         ---------------------------------   -------------------------------
                                                 Shares             Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                   3,252,833     $   33,174,815        861,022     $   9,272,850
Shares issued to shareholders in
  reinvestment of distributions                --                --                68,274           692,995
Shares reacquired                            (1,522,662)       (15,536,671)      (493,000)       (5,320,839)
                                             ----------     --------------       --------     -------------
  Net increase                                1,730,171     $   17,638,144        436,296     $   4,645,006
                                             ==========     ==============       ========     =============

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $108.

(7) Financial Instruments
The Series trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                        1996 Calls                             1996 Puts
                                        ------------------------------------   ------------------------------------
                                            Principal Amounts                      Principal Amounts
                                                 of Contracts                           of Contracts
                                                (000 Omitted)       Premiums           (000 Omitted)       Premiums
-------------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                                    --        $  --                         145        $  1,853
  German Marks/British Pounds                             623          2,769                    --          --
  Italian Lire/German Marks                           596,334          9,883                 596,334         21,958
  Japanese Yen                                          --           --                       26,950          3,514
Options written -
  Australian Dollars                                      306          1,659                    --          --
  Canadian Dollars                                        721            740                   1,714          5,226
  German Marks                                         11,659         56,784                   1,683          4,619
  German Marks/British Pounds                           8,516         32,055                   6,270         97,304
  Italian Lire/German Marks                         1,651,102         12,004                    --          --
  Japanese Yen                                         76,546            961                 132,377          8,463
  New Zealand Dollar                                    --           --                          705          1,048
  Spanish Peseta/German Marks                           --           --                      129,477          3,205
  Swiss Francs/German Marks                             2,081          6,314                   4,572         56,461
Options terminated in closing transactions -
  Australian Dollars                                     (306)        (1,659)                   --          --
  German Marks                                        (11,659)       (56,784)                 (1,683)        (4,619)
  German Marks/British Pounds                          (2,019)        (6,568)                   --          --
  Italian Lire/German Marks                        (2,247,436)       (21,887)               (596,334)       (21,958)
  Japanese Yen                                        (76,546)          (961)                (85,950)        (7,621)
  New Zealand Dollar                                    --           --                         (705)        (1,048)
Options expired -
  Australian Dollars                                    --           --                         (145)        (1,853)
  Canadian Dollars                                       (721)          (740)                 (1,714)        (5,226)
  German Marks/British Pounds                          (4,126)       (16,785)                   --          --
  Japanese Yen                                          --           --                      (73,377)        (4,356)
  Spanish Peseta/German Marks                           --           --                     (129,477)        (3,205)
                                                    ---------     ----------                 -------       --------
OUTSTANDING, END OF PERIOD                              5,075     $   17,785                  10,842       $153,765
                                                    =========     ==========                 =======       ========
OPTIONS OUTSTANDING AT END OF PERIOD CONSIST OF:
  German Marks/British Pounds                           2,994     $   11,471                   6,270       $ 97,304
  Swiss Francs/German Marks                             2,081          6,314                   4,572         56,461
                                                    ---------     ----------                 -------       --------
OUTSTANDING, END OF PERIOD                              5,075     $   17,785                  10,842       $153,765
                                                    =========     ==========                 =======       ========

At December 31, 1996, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                  Net Unrealized
                                                   Contracts  In Exchange          Contracts       Appreciation
                      Settlement Date     to Deliver/Receive             for        at Value     (Depreciation)
---------------------------------------------------------------------------------------------------------------
Sales               2/20/97 - 4/21/97  AUD         2,697,746     $ 2,134,083     $ 2,139,540         $   (5,457)
                              2/24/97  BEF        11,969,832         394,004         378,957             15,047
                              2/20/97  CAD            12,909           9,458           9,452                  6
                              2/07/97  CHF         3,820,672       3,008,669       2,866,911            141,758
                    1/10/97 - 4/21/97  DEM        58,542,880      38,304,017      38,295,146              8,871
                              2/03/97  DKK         4,224,107         740,526         718,705             21,821
                              5/09/97  ECU           909,100       1,157,421       1,146,046             11,375
                              2/07/97  FRF         4,064,400         789,342         785,492              3,850
                    2/24/97 - 4/21/97  GBP         2,506,514       4,125,258       4,286,104           (160,846)
                              2/24/97  IEP         1,255,768       2,040,649       2,127,185            (86,536)
                    1/03/97 - 2/07/97  ITL     1,531,569,914       1,005,821       1,006,791               (970)
                    1/29/97 - 4/21/97  JPY     1,389,345,557      12,442,313      12,176,795            265,518
                              4/21/97  NZD         1,054,619         743,511         740,432              3,079
                    2/03/97 - 2/07/97  SEK         4,207,527         634,772         618,407             16,365
                                                                 -----------     -----------        -----------
                                                                 $67,529,844     $67,295,963        $   233,881
                                                                 ===========     ===========        ============
Purchases           2/20/97 - 4/21/97  AUD         1,810,075     $ 1,453,770     $ 1,435,555        $   (18,215)
                              2/07/97  CHF         3,718,357       2,956,135       2,790,137           (165,998)
                    2/07/97 - 4/22/97  DEM        40,624,120      26,488,345      26,561,042             72,697
                              2/07/97  DKK         3,024,120         510,305         514,641              4,336
                              4/21/97  ESP        24,636,350         189,579         189,319               (260)
                              2/07/97  FRF         4,067,555         806,193         786,102            (20,091)
                    2/24/97 - 4/21/97  GBP         1,058,929       1,752,499       1,810,366             57,867
                    1/10/97 - 2/07/97  ITL     2,064,401,327       1,347,349       1,357,335              9,986
                    1/21/97 - 4/22/97  JPY     3,360,250,862      30,383,032      29,458,921           (924,111)
                              2/03/97  NLG            33,399          19,620          19,389               (231)
                              5/09/97  NOK         7,337,586       1,157,421       1,145,970            (11,451)
                              4/21/97  NZD             5,295           3,724           3,717                 (7)
                              2/03/97  SEK         2,239,575         339,039         329,130             (9,909)
                                                                 -----------     -----------        -----------
                                                                 $67,407,011     $66,401,624        $(1,005,387)
                                                                 ===========     ===========        ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $132,652 with Bankers Trust Company, a net payable of $34,163 with Swiss Bank, a net receivable of $499,084 with First Boston, a net receivable of $28,645 with Goldman Sachs, a net receivable of $16,595 with JP Morgan, and a net receivable of $8,476 with Merrill Lynch at December 31, 1996.

At December 31, 1996, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS World Governments Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Governments Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the years ended December 31, 1996 and December 31, 1995 and for the period from June 14, 1994 (the commencement of investment operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Governments Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                    VWG-2/97 12M

[logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


[Graphic Omitted]

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                       INVESTMENT ADVISER
A. Keith Brodkin*                              Massachusetts Financial Services
Chairman and President                           Company
                                               500 Boylston Street
Nelson J. Darling, Jr.                         Boston, MA 02116-3741
Trustee, Eastern Enterprises
(diversified holding company)                  DISTRIBUTOR
                                               MFS Fund Distributors, Inc.
William R. Gutow                               500 Boylston Street
Vice Chairman,                                 Boston, MA 02116-3741
Capitol Entertainment Management Company
(Blockbuster Video Franchise)                  SHAREHOLDER SERVICE CENTER
                                               MFS Service Center, Inc.
PORTFOLIO MANAGER                              P.O. Box 1400
Geoffrey L. Kurinsky*                          Boston, MA 02107-9906

TREASURER                                      For additional information,
W. Thomas London*                              contact your financial adviser.

ASSISTANT TREASURER                            CUSTODIAN
James O. Yost*                                 Investors Bank & Trust Company

SECRETARY                                      AUDITORS
Stephen E. Cavan*                              Deloitte & Touche LLP

ASSISTANT SECRETARY                            WORLD WIDE WEB
James R. Bordewick, Jr.*                       www.mfs.com

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks as if U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan late in 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                  /s/ Geoffrey L. Kurinsky
    A. Keith Brodkin                      Geoffrey L. Kurinsky
    Chairman and President                Portfolio Manager

January 13, 1997

MFS BOND SERIES
For the year ended December 31, 1996, the Series provided a total return of 2.09%. This compares to a 2.90% return for the Lehman Brothers Government/ Corporate Bond Index, an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt. While intra-year volatility moved interest rates in many directions in 1996, as a whole, interest rates moved higher, making it a tough year for fixed-income investors. After beginning the year at 5.5%, interest rates on 10-year Treasury securities ended the year around 6.5%. This backup was caused by an unexpected pickup in economic activity over the first half of the year and by fears of accelerating inflation, which turned out to be unfounded.

    The Series continued to build up its weighting in investment-grade corporate securities, which reached approximately 50% of the portfolio by year-end. We are targeting an eventual 65% to 75% allocation of both high-grade and high-yield corporate securities. As the U.S. economy continues its growth, we expect the general rule that corporate securities outperform Treasury securities during periods of economic growth will continue to prevail (although the principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). Credit fundamentals of corporations generally improve during periods of economic growth and deteriorate during periods of recession.

    In terms of specific sectors, the Series' overweighted position in the airline sector contributed to its strong performance. This sector provided a return of 7.25% for the period, which was the best-performing sector of the investment-grade corporate bond market. The sector continues to benefit from the pickup in economic activity and a 10% to 20% increase in airline fares.

    The Series' exposure to the cable/media sector was a drag on performance during the period. The sector's performance of 2.19% was among the worst in the investment-grade corporate bond market. The Series' largest holding, TeleCommunications Inc., underperformed as the Standard & Poor's rating agency has alerted that it may return its rating to below-investment-grade status. We have retained our position based on our view that the downgrade is already reflected in current pricing. If the investment-grade ratings are affirmed, there is the potential for significant price appreciation.

    Given our view that the market is fairly valued, we are maintaining the Series duration (a measure of interest rate sensitivity) at 5.8 years, which we consider appropriate for this Series' universe. We will persist in building our exposure to both the investment-grade and high-yield corporate bond markets based on our outlook for continued steady economic growth into 1997.

PORTFOLIO MANAGER'S PROFILE
Geoffrey L. Kurinsky is Senior Vice President of Massachusetts Financial Services (MFS) and has managed MFS Bond Series since its inception in 1995. He joined MFS in 1987 in the Fixed Income Department and was named Vice President in 1990 and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and holds a Master's in Business Administration and Finance from Boston University.

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Bond Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from November 1, 1995 to December 31, 1996)

                            Lehman Brothers Government/           Consumer
         MFS Bond Series       Corporate Bond Index          Price Index -- U.S.
11/95        10000.0               10000.0                         10000.0
12/95        10300.0               10314.0                         10013.0
 3/96        10027.0               10073.0                         10152.0
 6/96         9987.0               10120.0                         10225.0
 9/96        10149.0               10299.0                         10300.0
12/96        10516.0               10614.0                         10372.0

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1996

                                                        1 Year             Life+
--------------------------------------------------------------------------------
MFS Bond Series                                         +2.09%            +4.32%
--------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index(++)     +2.90%            +6.44%
--------------------------------------------------------------------------------
Consumer Price Index*(++)                               +3.56%            +3.12%
--------------------------------------------------------------------------------

 (+) For the period from the commencement of investment operations, October 24,
     1995 to December 31, 1996.
   * The Consumer Price Index is a popular measure of change in prices.
(++) Source: CDA/ Wiesenberger.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996
Bonds - 83.4%
--------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)         Value
--------------------------------------------------------------------------------
U.S. Bonds - 76.8%
  Airlines - 4.4%
    Continental Airlines, Inc., 9.5s, 2001##               $   10      $ 10,200
    Continental Airlines, Inc., 9.5s, 2013                      5         5,625
    Delta Airlines, Inc., 8.5s, 2002                           10        10,588
    Jet Equipment Trust, 9.41s, 2010##                          5         5,769
    Jet Equipment Trust, 8.64s, 2012##                          4         5,310
                                                                       --------
                                                                       $ 37,492
--------------------------------------------------------------------------------
  Automotive - 0.6%
    Mark IV Industries, Inc., 7.75s, 2006                  $    5      $  4,912
--------------------------------------------------------------------------------
  Banks and Credit Companies - 4.6%
    ABN Amro Bank N.V., 7.3s, 2026                         $    5      $  4,838
    Advanta Corp., 7.47s, 2001                                  5         5,100
    BankAmerica Capital, 8s, 2026                               5         5,060
    Capital One Bank, 6.75s, 2000                              10         9,987
    Capital One Financial Corp., 7.25s, 2003                   10         9,838
    MBNA Capital, 8.278s, 2026                                  5         5,019
                                                                       --------
                                                                       $ 39,842
--------------------------------------------------------------------------------
  Building - 1.2%
    USG Corp., 9.25s, 2001                                 $   10      $ 10,650
--------------------------------------------------------------------------------
  Business Machines - 0.5%
    International Business Machines Corp.,
      7.125s, 2006                                         $    5      $  4,831
--------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Philip Morris Cos., Inc., 7.65s, 2008                  $    5      $  5,106
--------------------------------------------------------------------------------
  Entertainment - 1.8%
    Time Warner, Inc., 7.45s, 1998                         $    5      $  5,055
    Time Warner, Inc., 8.375s, 2023                            10        10,138
                                                                       --------
                                                                       $ 15,193
--------------------------------------------------------------------------------
  Financial Institutions - 3.6%
    Contifinancial Corp., 8.375s, 2003                     $    5      $  5,150
    Crown, Cork & Seal Finance, 7s, 2006                        5         4,944
    Hubco, Inc., 8.2s, 2006##                                   5         5,200
    Lehman Brothers Holdings, 7.5s, 2026                       10        10,250
    Salton Sea Funding Corp., 7.84s, 2010                       5         5,027
                                                                       --------
                                                                       $ 30,571
--------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    RJR Nabisco, Inc., 8.75s, 2004                         $   10      $ 10,093
--------------------------------------------------------------------------------
  Forest and Paper Products - 1.2%
    Boise Cascade Corp., 7.43s, 2005                       $   10      $ 10,150
--------------------------------------------------------------------------------
  Insurance - 4.4%
    Equitable Life Assurance, 7.7s, 2015                   $    3      $  3,026
    Fairfax Financial Holdings Ltd., 8.3s, 2026                 5         5,217
    Liberty Mutual Insurance Co., 8.2s, 2007##                  5         5,310
    Nationwide Mutual Insurance Co., 7.5s, 2024##              10         9,320
    Travelers Capital, 7.75s, 2036                             15        14,550
                                                                       --------
                                                                       $ 37,423
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    Tenet Healthcare Corp., 8.625s, 2003                   $    5      $  5,275
--------------------------------------------------------------------------------
  Oils - 4.1%
    Enserch Exploration, Inc., 7.54s, 2009##               $    5      $  4,925
    Mitchell Energy & Development Corp.,
      6.75s, 2004                                              10         9,339
    Oryx Energy Co., 8.375s, 2004                              10        10,334
    Tosco Corp., 7.625s, 2006                                  10        10,324
                                                                       --------
                                                                       $ 34,922
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.8%
    Loewen Group International, Inc., 7.5s, 2001           $   10      $ 10,000
    Taubman Realty Group, 8s, 2001                              5         5,161
                                                                       --------
                                                                       $ 15,161
--------------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Stewart Enterprises, 6.7s, 2003                        $    5      $  4,906
--------------------------------------------------------------------------------
  Stores - 0.6%
    Price/Costco, Inc., 7.125s, 2005                       $    5      $  5,001
--------------------------------------------------------------------------------
  Telecommunications - 3.8%
    360 Communications Co., 7.5s, 2006                     $    7      $  6,943
    Tele-Communications, Inc., 7.385s, 2001                    20        20,198
    Tele-Communications, Inc., 10.125s, 2022                    5         5,490
                                                                       --------
                                                                       $ 32,631
--------------------------------------------------------------------------------
  U.S. Treasury Obligations - 31.0%
    U.S. Treasury Notes, 6s, 1999                          $   10      $  9,998
    U.S. Treasury Notes, 9.125s, 1999                           5         5,343
    U.S. Treasury Notes, 6.5s, 2001                             5         5,055
    U.S. Treasury Notes, 6.5s, 2005                             5         5,032
    U.S. Treasury Notes, 6.5s, 2006                            41        41,224
    U.S. Treasury Notes, 6.875s, 2006                         110       113,352
    U.S. Treasury Notes, 7s, 2006                              36        37,401
    U.S. Treasury Bonds, 7.625s, 2025                           6         6,665
    U.S. Treasury Bonds, 6.75s, 2026                           40        40,300
                                                                       --------
                                                                       $264,370
--------------------------------------------------------------------------------
  Utilities - Electric - 7.8%
    Arkansas Power & Light Co., 8.75s, 2026                $   10      $ 10,302
    Coastal Corp., 7.75s, 2035                                 20        20,361
    First PV Funding Corp., 10.3s, 2014                         5         5,325
    Long Island Lighting Co., 8.9s, 2019                       15        15,304
    Louisiana Power & Light Co., 8.75s, 2026                    5         5,056
    Niagara Mohawk Power, 8s, 2004                              5         4,803
    Texas-New Mexico Power Co., 12.5s, 1999                     5         5,432
                                                                       --------
                                                                       $ 66,583
--------------------------------------------------------------------------------
  Utilities - Gas - 2.4%
    California Energy Co., 0s, 2004                        $    5      $  5,268
    Louis Dreyfus Natural Gas, 9.25s, 2004                      5         5,256
    NGC Corp., 7.625s, 2026                                     5         5,094
    Ras Laffan Gas, 8.294s, 2014##                              5         5,067
                                                                       --------
                                                                       $ 20,685
--------------------------------------------------------------------------------
Total U.S. Bonds                                                       $655,797
--------------------------------------------------------------------------------
Foreign Bonds - 6.6%
  Australia - 0.6%
    Qantas Airways Ltd., 7.5s, 2003
      (Airlines)##                                         $    5      $  5,114
--------------------------------------------------------------------------------
  Canada - 2.4%
    Canadian Pacific Forest, 9.25s, 2002
      (Forest and Paper Products)                          $    5      $  5,080
    Gulf Canada Resources Ltd., 8.35s, 2006
      (Utilities - Gas)                                         5         5,169
    Husky Oil Ltd., 7.125s, 2006 (Oils)                        10        10,000
                                                                       --------
                                                                       $ 20,249
--------------------------------------------------------------------------------
  Chile - 1.8%
    Empresa Electric Pehuenche, 7.3s, 2003
      (Utilities - Electric)                               $   15      $ 15,164
--------------------------------------------------------------------------------
  South Africa - 0.6%
    Republic of South Africa, 8.375s, 2006
      (Government)                                         $    5      $  5,000
--------------------------------------------------------------------------------
  Thailand - 1.2%
    Northrop-Grumman Corp., 9.375s, 2024
      (Aerospace)                                          $    5      $  5,594
    Total Access Communications, 8.375s, 2006
      (Telecommunications)##                                    5         5,016
                                                                       --------
                                                                       $ 10,610
--------------------------------------------------------------------------------
Total Foreign Bonds                                                    $ 56,137
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $705,657)                                $711,934
--------------------------------------------------------------------------------
Short-Term Obligation - 25.8%
--------------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/02/97, at
    Amortized Cost                                         $  220      $219,936
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $925,593)                          $931,870
Other Assets, Less Liabilities - (9.2)%                                 (78,669)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                    $853,201
--------------------------------------------------------------------------------
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $925,593)                 $931,870
  Cash                                                                10,219
  Receivable for Series shares sold                                      659
  Interest receivable                                                 12,654
  Receivable from investment adviser                                  14,958
  Deferred organization expenses                                       7,009
  Other assets                                                             2
                                                                    --------
      Total assets                                                  $977,371
                                                                    --------
Liabilities:
  Payable for Series shares reacquired                              $     86
  Payable for investments purchased                                  104,021
  Payable to affiliate for management fee                                 41
  Accrued expenses and other liabilities                              20,022
                                                                    --------
      Total liabilities                                             $124,170
                                                                    --------
Net assets                                                          $853,201
                                                                    ========
Net assets consist of:
  Paid-in capital                                                   $850,160
  Unrealized appreciation on investments                               6,277
  Accumulated net realized loss on investments                        (3,478)
  Accumulated undistributed net investment income                        242
                                                                    --------
      Total                                                         $853,201
                                                                    ========
Shares of beneficial interest outstanding                            84,785
                                                                     ======
Net asset value per share
  (net assets of $853,201 / 84,785 shares of beneficial interest
  outstanding)                                                       $10.06
                                                                     ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $33,192
                                                                     -------
  Expenses -
    Management fee                                                   $ 2,924
    Trustees' compensation                                             2,033
    Shareholder servicing agent fee                                      169
    Auditing fees                                                     21,306
    Printing                                                          13,563
    Custodian fee                                                      2,266
    Amortization of organization expenses                              1,842
    Legal fees                                                         1,026
    Miscellaneous                                                        728
                                                                     -------
      Total expenses                                                 $45,857
    Fees paid indirectly                                                (154)
    Reduction of expenses by investment adviser                      (40,829)
                                                                     -------
      Net expenses                                                   $ 4,874
                                                                     -------
        Net investment income                                        $28,318
                                                                     -------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost basis)   $(3,478)
                                                                     -------
  Change in unrealized appreciation on investments                   $ 2,384
                                                                     -------
    Net realized and unrealized loss on investments                  $(1,094)
                                                                     -------
      Increase in net assets from operations                         $27,224
                                                                     =======
See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------
                                              Year Ended         Period Ended
                                       December 31, 1996   December 31, 1995*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                         $ 28,318             $  2,011
  Net realized gain (loss) on
    investments                                   (3,478)                 643
  Net unrealized gain on investments               2,384                3,893
                                                --------             --------
    Increase in net assets from
      operations                                $ 27,224             $  6,547
                                                --------             --------
Distributions declared to shareholders -
  From net investment income                    $(28,266)            $ (2,011)
  From net realized gain on
    investments                                    --                    (453)
                                                --------             --------
      Total distributions declared to
        shareholders                            $(28,266)            $ (2,464)
                                                --------             --------
Series share (principal) transactions -
  Net proceeds from sale of shares              $683,975             $217,828
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                 28,266                2,464
  Cost of shares reacquired                      (85,933)              (5,040)
                                                --------             --------
    Increase in net assets from
      Series share transactions                 $626,308             $215,252
                                                --------             --------
      Total increase in net assets              $625,266             $219,335
Net assets:
  At beginning of period                         227,935                8,600
                                                --------             --------
  At end of period (including
    accumulated undistributed net
    investment income of $242 and $0,
    respectively)                               $853,201             $227,935
                                                ========             ========

*For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
                                             Year Ended           Period Ended
                                      December 31, 1996      December 31, 1995*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $10.19               $ 10.00
                                                 ------               -------
Income from investment operations# -
  Net investment income(S)                       $ 0.58               $  0.09
  Net realized and unrealized gain (loss) on
    investments                                   (0.36)                 0.21
                                                 ------               -------
    Total from investment operations             $ 0.22               $  0.30
                                                 ------               -------
Less distributions declared to shareholders -
  From net investment income                     $(0.35)              $ (0.09)
  From net realized gain on investments             --                  (0.02)
                                                 ------               -------
    Total distributions declared to
      shareholders                               $(0.35)              $ (0.11)
                                                 ------               -------
Net asset value - end of period                  $10.06               $ 10.19
                                                 ======               =======
Total return                                      2.09%                 3.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                        1.00%                 1.00%+
  Net investment income                           5.84%                 4.89%+
Portfolio turnover                                 231%                   55%
Net assets at end of period (000 omitted)        $  853               $   228

  * For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
(S) The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

  Net investment loss                           $(0.26)              $ (0.70)
  Ratios (to average net assets):
    Expenses                                     9.45%                43.85%+
    Net investment loss                        (2.61)%              (37.96)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $190 was reclassified from accumulated net realized loss on investments to accumulated undistributed net investment income due to differences between book and tax accounting for distributions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated undistributed net investment income and accumulated net realized loss on investments under book accounting were different from tax accounting due to temporary differences in accounting for wash sales and spillbacks.

At December 31, 1996, the Series, for federal income tax purposes, had a capital loss carryforward of $3,306 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.40% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.40% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $58,452, including $40,829 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                              $575,086      $373,317
                                                        ========      ========
Investments (non-U.S. government securities)            $833,741      $558,370
                                                        ========      ========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $925,593
                                                                     ========
Gross unrealized appreciation                                        $  8,930
Gross unrealized depreciation                                          (2,653)
                                                                     --------
    Net unrealized appreciation                                      $  6,277
                                                                     ========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                    Year Ended                  Period Ended
                    December 31, 1996           December 31, 1995*
                    --------------------------  --------------------------
                        Shares         Amount       Shares         Amount
--------------------------------------------------------------------------
Shares sold             68,218       $683,975       21,762       $217,828
Shares issued to
 shareholders in
 reinvestment of
 distributions           2,796         28,266          242          2,464
Shares reacquired       (8,589)       (85,933)        (504)        (5,040)
                        ------       --------       ------       --------
    Net increase        62,425       $626,308       21,500       $215,252
                        ======       ========       ======       ========
* For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $6.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Bond
Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from October 24, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                   VFB-X 2/97 2M

[logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


[Graphic Omitted]

MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGER                                                   Boston, MA 02107-9906
Geoffrey L. Kurinsky*
                                                                    For additional information,
TREASURER                                                           contact your financial adviser.
W. Thomas London*
                                                                    CUSTODIAN
ASSISTANT TREASURER                                                 Investors Bank & Trust Company
James O. Yost*
                                                                    AUDITORS
SECRETARY                                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                                 www.mfs.com
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms. This should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing, but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals, and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith Brodkin                       /s/Geoffrey L. Kurinsky
   A. Keith Brodkin                          Geoffrey L. Kurinsky
   Chairman and President                    Portfolio Manager

 January 9, 1997


MFS LIMITED MATURITY SERIES

The Series commenced operations on August 14, 1996, and from that date through December 31, 1996, provided a total return of 2.61%. This was a strong period for shorter-maturity fixed-income securities as interest rates on two-year Treasuries fell from 6.40% to 5.75%, while the market adopted the view that the pace of economic growth was declining. There was no change in rates from the Federal Reserve as the economy continued to grow, albeit at a slower pace, and inflationary pressures remained absent. Despite market concerns over a pickup in the pace of inflation, both labor costs and commodity prices remained relatively restrained.

    The Series' performance benefited from the decline in interest rates and the Series' overweighting in investment-grade securities. As is typical in periods of strong economic activity, the 3.83% return of short-term "BBB" investment-grade corporate securities for the last half of 1996 outperformed Treasury securities, which returned 3.57% according to Lehman Brothers. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The Series' weightings in "BBB" investment-grade securities stands at around 45% of the portfolio, which is a higher exposure than competing funds of the competitive universe as defined by Lipper Analytical Services, Inc., an independent firm which reports mutual fund performance.

    Looking forward, we will continue to increase the Series' exposure to investment-grade corporate securities toward the 65% level. This is consistent with our view that the corporate securities will continue outperforming Treasuries as 1997 marks another year of steady economic growth.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is Senior Vice President of Massachusetts Financial Services (MFS) and manages MFS Limited Maturity Series. He joined MFS as Portfolio Manager in the Fixed Income Department in 1987 and was named Vice President in 1990 and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and holds an M.B.A. in Finance from Boston University.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Limited Maturity Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1996 to December 31, 1996)

               MFS            Consumer       Merrill Lynch
               Limited        Price          1-5 Year
               Maturity       Index -        Government/Corporate
Date           Series         U.S.           Bond Index
----           --------       --------       --------------------
 8/96          10000.0        10000.0        10000.0
 8/96           9940.0        10020.0        10024.0
 9/96          10060.0        10054.0        10134.0
10/96          10200.0        10086.0        10274.0
11/96          10300.0        10105.0        10375.0
12/96          10260.0        10124.0        10348.0


AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                                         Life+
------------------------------------------------------------------------------
MFS Limited Maturity Series                                           + 2.61%
------------------------------------------------------------------------------
Average short-term investment-grade debt fund                         + 2.48%
------------------------------------------------------------------------------
Merrill Lynch One- to Five-year Government/Corporate Bond Index++**   + 3.48%
------------------------------------------------------------------------------
Consumer Price Index*++                                               + 1.24%
------------------------------------------------------------------------------
 *The Consumer Price Index is a popular measure of change in prices.
**The Merrill Lynch one- to five-year Government/Corporate Bond Index is an unmanaged composite of coupon-bearing Treasury issues, debt of the U.S. government and its agencies, and corporate debt rated BB/Baa or better.
 +For the period from the commencement of investment operations, August 14,
  1996 to December 31, 1996.
++Source: CDA/Wiesenberger.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administrative fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Bonds - 95.2%
-----------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)     Value
-----------------------------------------------------------------------------
U.S. Bonds - 91.3%
  Banks and Credit Companies - 7.7%
    Advanta Corp., 7.47s, 2001                                 $ 20  $ 20,345
    Capital One Financial Corp., 7.25s, 2003                     20    19,675
                                                                     --------
                                                                     $ 40,020
-----------------------------------------------------------------------------
  Entertainment - 3.9%
    Time Warner, Inc., 7.45s, 1998                             $ 20  $ 20,220
-----------------------------------------------------------------------------
  Financial Services - 1.0%
    United Cos. Financial Corp., 9.35s, 1999                   $  5  $  5,318
-----------------------------------------------------------------------------
  Food and Beverage Products - 11.7%
    Great Atlantic & Pacific Tea Co., Inc.,
      9.125s, 1998                                             $ 20  $ 20,514
    Nabisco, Inc., 8s, 2000                                      20    20,775
    RJR Nabisco, Inc., 8s, 2001                                  20    20,064
                                                                     --------
                                                                     $ 61,353
-----------------------------------------------------------------------------
  Forest and Paper Products - 2.1%
    Boise Cascade Corp., 9.9s, 2001                            $ 10  $ 11,199
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 3.9%
    Taubman Realty Group, 8s, 2001                             $ 20  $ 20,643
-----------------------------------------------------------------------------
  Telecommunications - 3.8%
    Tele-Communications, Inc., 6.275s, 2003                    $ 20  $ 19,900
-----------------------------------------------------------------------------
  U.S. Government and Agency Obligations - 55.3%
    Federal National Mortgage Assn., 7.5s, 2011                $ 97  $ 99,205
    U.S. Treasury Notes, 9.125s, 1999                           135   144,260
    U.S. Treasury Notes, 6.875s, 2000                            20    20,450
    U.S. Treasury Notes, 6.25s, 2001                             25    25,023
                                                                     --------
                                                                     $288,938
-----------------------------------------------------------------------------
  Utilities - Electric - 1.9%
    System Energy Resources, 7.8s, 2000                        $ 10  $ 10,121
-----------------------------------------------------------------------------
Total U.S. Bonds                                                     $477,712
-----------------------------------------------------------------------------
Foreign Bonds - 3.9%
  Chile
    Empresa Electrica Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                 $ 20  $ 20,275
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $496,110)                              $497,987
-----------------------------------------------------------------------------

Short-Term Obligations - 1.9%
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/02/97,
    at Amortized Cost                                          $ 10  $  9,997
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $506,107)                        $507,984

Other Assets, Less Liabilities - 2.9%                                  14,948
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                  $522,932
-----------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
December 31, 1996
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $506,107)                $507,984
  Cash                                                                1,378
  Interest receivable                                                 7,464
  Receivable from investment adviser                                  2,771
  Deferred organization expenses                                      8,499
                                                                   --------
      Total assets                                                 $528,096
                                                                   --------
Liabilities:
  Payable to affiliate for management fee                          $     23
  Accrued expenses and other liabilities                              5,141
                                                                   --------
      Total liabilities                                            $  5,164
                                                                   --------
Net assets                                                         $522,932
                                                                   ========
Net assets consist of:
  Paid-in capital                                                  $522,437
  Unrealized appreciation on investments                              1,877
  Accumulated net realized loss on investments                       (1,431)
  Accumulated undistributed net investment income                        49
                                                                   --------
      Total                                                        $522,932
                                                                   ========
Shares of beneficial interest outstanding                           52,239
                                                                    ======
Net asset value per share
  (net assets of $522,932 / 52,239 shares of beneficial
  interest outstanding)                                             $10.01
                                                                    ======

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------------
Period Ended December 31, 1996*
-----------------------------------------------------------------------------
Net investment income:
    Interest income                                                   $14,813
                                                                      -------
  Expenses -
    Management fee                                                    $ 1,064
    Trustees' compensation                                                508
    Shareholder servicing agent fee                                        66
    Custodian fee                                                          82
    Printing                                                            8,401
    Auditing fees                                                       2,356
    Legal fees                                                            994
    Amortization of organization expenses                                 689
    Miscellaneous                                                         540
                                                                      -------
      Total expenses                                                  $14,700
    Fees paid indirectly                                                  (59)
    Reduction of expenses by investment adviser                       (12,705)
                                                                      -------
      Net expenses                                                    $ 1,936
                                                                      -------
        Net investment income                                         $12,877
                                                                      -------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
    transactions                                                      $(1,440)
                                                                      -------
  Change in unrealized appreciation on investments                    $ 1,877
                                                                      -------
      Net realized and unrealized gain on investments                 $   437
                                                                      -------
        Increase in net assets from operations                        $13,314
                                                                      =======

*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------
Period Ended December 31, 1996*
----------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $ 12,877
  Net realized loss on investments                                   (1,440)
  Net unrealized gain on investments                                  1,877
                                                                   --------
    Increase in net assets from operations                         $ 13,314
                                                                   --------
Distributions declared to shareholders from net investment
  income                                                           $(12,819)
                                                                   --------
Series share (principal) transactions -
  Net proceeds from sale of shares                                 $501,018
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                    12,819
                                                                   --------
    Increase in net assets from Series share transactions          $513,837
                                                                   --------
      Total increase in net assets                                 $514,332
Net assets:
  At beginning of period                                              8,600
                                                                   --------
  At end of period (including accumulated undistributed net
    investment income of $49)                                      $522,932
                                                                   ========

*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------
Period Ended December 31, 1996*
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $10.00
                                                                    ------
Income from investment operations# -
  Net investment income(S)                                          $ 0.25
  Net realized and unrealized gain on investments and foreign
    currency transactions                                             0.01
                                                                    ------
      Total from investment operations                              $ 0.26
                                                                    ------
Less distributions declared to shareholders -
  From net investment income                                        $(0.25)
                                                                    ------
Net asset value - end of period                                     $10.01
                                                                    ======
Total return                                                         2.61%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                           1.00%+
  Net investment income                                              6.61%+
Portfolio turnover                                                    109%
Average commission rate
Net assets at end of period (000 omitted)                           $  523

  * For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.
  + Annualized.
 ++ Not annualized.
#   Per share data is based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                                           $ 0.01
    Ratios (to average net assets):
      Expenses                                                       7.55%+
      Net investment income                                          0.06%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Limited Maturity Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the period ended December 31, 1996, $9 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for asset-backed securities. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated undistributed net investment income and net realized loss on investments under book accounting were different from tax accounting due to temporary differences in accounting for wash sales and capital loss carryforwards.

At December 31, 1996, the Series, for federal income tax purposes, had a capital loss carryforward of $1,267 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.45% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.45% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $12,705.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                Purchases         Sales
-----------------------------------------------------------------------
U.S. government securities                       $580,641      $387,764
                                                 ========      ========
Investments (non-U.S. government securities)     $456,493      $150,622
                                                 ========      ========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $506,107
                                                               ========
Gross unrealized appreciation                                  $  3,067
Gross unrealized depreciation                                    (1,190)
                                                               --------
    Net unrealized appreciation                                $  1,877
                                                               ========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:


                                               Period Ended
                                               December 31, 1996*
                                               -------------------------
                                                    Shares        Amount
------------------------------------------------------------------------
Shares sold                                         50,102      $501,018
Shares issued to shareholders in
  reinvestment of distributions                      1,277        12,819
                                                    ------      --------
    Net increase                                    51,379      $513,837
                                                    ======      ========
*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended December 31, 1996 was $4.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Limited Maturity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations and the statements of changes in net assets and financial highlights for the period from August 14, 1996 (the commencement of investment operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Limited Maturity Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997



                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                  VLM-2/97 230

[logo]  M F S(SM)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                          FOR YEAR ENDED
                                                            DECEMBER 31, 1996

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

[graphic omitted]

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                            INVESTMENT ADVISER
A. Keith Brodkin*                                   Massachusetts Financial Services Company
Chairman and President                              500 Boylston Street
                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                        DISTRIBUTOR
(diversified holding company)                       MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                       MFS Service Center, Inc.
                                                    P.O. Box 1400
PORTFOLIO MANAGER                                   Boston, MA 02107-9906
Geoffrey L. Kurinsky*
                                                    For additional information,
TREASURER                                           contact your financial adviser.
W. Thomas London*
                                                    CUSTODIAN
ASSISTANT TREASURER                                 Investors Bank & Trust Company
James O. Yost*
                                                    AUDITORS
SECRETARY                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                 www.mfs.com
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms. This should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest increase in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Board Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing, but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                       /s/Geoffrey L. Kurinsky
    A. Keith Brodkin                          Geoffrey L. Kurinsky
    Chairman and President                    Portfolio Manager

    January 13, 1997

MFS MONEY MARKET SERIES

The Series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Series endeavors to achieve this by investing in short-term money market securities issued or guaranteed by the U.S. Treasury or its agencies, or instrumentalities of the U.S. government, as well as the highest quality corporate issues in order to minimize credit risk. As of December 31, 1996, the portfolio had assets of approximately $632,000, which were invested in seven different government issues with an average maturity of 44 days.

    We anticipate short-term interest rates to remain flat over the next several months.

    The Series is neither insured nor guaranteed by the U.S. government, and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is Senior Vice President of Massachusetts Financial Services (MFS) and has managed MFS Money Market Series since 1995. He joined MFS as Portfolio Manager in the Fixed Income Department in 1987 and was named Vice President in 1990 and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and holds an M.B.A. in Finance from Boston University.

TAX FORM SUMMARY
In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Money Market Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                             1 Year                Life+
--------------------------------------------------------------------------
MFS Money Market Series                      +4.55%              +4.47%
--------------------------------------------------------------------------
Consumer Price Index++*                      +3.56%              +3.04%
--------------------------------------------------------------------------
 +For the period from the commencement of investment operations, January 3, 1995 to December 31, 1996.
++Source: CDA/Wiesenberger.
 *The Consumer Price Index is a popular measure of change in prices.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administrative fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Results are based on past performance which is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

U.S. Government and Agency Obligations - 100.1%
-------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)     Value
-------------------------------------------------------------------------------
Federal Farm Credit Bank, due 1/22/97 - 11/17/97               $110  $108,000
Federal Home Loan Bank, due 1/02/97 - 2/14/97                    96    95,640
Federal Home Loan Mortgage Corp., due 1/02/97 - 2/13/97         130   129,474
Federal National Mortgage Assn., due 1/07/97 - 6/16/97          131   129,962
Student Loan Marketing Assn., due 1/02/97                       110   109,980
Tennessee Valley Authority, due 1/06/97 - 1/28/97                30    29,946
U.S. Treasury Bills, due 1/09/97                                 30    29,970
-------------------------------------------------------------------------------
Total Investments, at Amortized Cost                                 $632,972

Other Assets, Less Liabilities - (0.1)%                                  (354)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $632,618
-------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                          $632,972
  Cash                                                                 1,689
  Receivable from investment adviser                                  16,635
  Deferred organization expenses                                       5,535
                                                                    --------
      Total assets                                                  $656,831
                                                                    --------
Liabilities:
  Distributions payable                                             $  1,875
  Payable to affiliates for management fee                                26
  Accrued expenses and other liabilities                              22,312
                                                                    --------
      Total liabilities                                             $ 24,213
                                                                    --------
Net assets (represented by paid-in capital)                         $632,618
                                                                    ========
Shares of beneficial interest outstanding                           632,618
                                                                    =======
Net asset value per share
  (net assets of $632,618 / 632,618 shares of beneficial
  interest outstanding)                                               $1.00
                                                                      =====

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                               $ 8,853
                                                                -------
  Expenses -
    Management fee                                              $   858
    Trustees' compensation                                        2,033
    Shareholder servicing agent fee                                  59
    Auditing fees                                                28,106
    Printing                                                     12,858
    Amortization of organization expenses                         1,842
    Legal fees                                                    1,146
    Custodian fee                                                   341
    Miscellaneous                                                   662
                                                                -------
      Total expenses                                            $47,905
    Fees paid indirectly                                            (43)
    Reduction of expenses by investment adviser                 (46,831)
                                                                -------
      Net expenses                                              $ 1,031
                                                                -------
        Net investment income                                   $ 7,822
                                                                =======

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------
                                                 Year Ended        Period Ended
                                          December 31, 1996  December 31, 1995*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as
    distributions to shareholders                  $  7,822            $  5,423
                                                   --------            --------
Series share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sale of shares                 $643,286            $290,633
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                     5,947               5,321
  Cost of shares reacquired                        (196,749)           (124,420)
                                                   --------            --------
      Total increase in net assets                 $452,484            $171,534
Net assets:
  At beginning of period                            180,134               8,600
                                                   --------            --------
  At end of period                                 $632,618            $180,134
                                                   ========            ========

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
                                                 Year Ended        Period Ended
                                          December 31, 1996  December 31, 1995*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 1.00             $ 1.00
                                                     ------             ------
Income from investment operations# -
  Net investment income(S)                           $ 0.04             $ 0.04
                                                     ------             ------
Less distributions declared to shareholders
  from net investment income                          (0.04)             (0.04)
                                                     ------             ------
Net asset value - end of period                      $ 1.00             $ 1.00
                                                     ======             ======
Total return                                          4.55%              4.37%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                            0.60%              0.60%+
  Net investment income                               4.53%              4.54%+
Net assets at end of period (000 omitted)            $  633             $  180

  *For the period from the commencement of investment operations, January 3,
   1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 0.60% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
   Net investment loss                               $(0.21)            $(0.14)
   Ratios (to average net assets):
    Expenses                                         27.74%             21.54%+
    Net investment loss                            (22.61)%           (16.37)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.10% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $71,807, including $46,831 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments of money market investments, exclusive of securities subject to repurchase agreements, consisted solely of U.S. government securities and aggregated $5,046,308 and $4,591,485, respectively.

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $2.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from January 3, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                 VMM-3 2/97 230

                                                                      APPENDIX A

                             PERFORMANCE QUOTATIONS

All performance quotations are for the period ended December 31, 1996.

                                    AVERAGE ANNUAL                        30-DAY
                                     TOTAL RETURNS       ACTUAL 30-DAY    YIELD
                                 ---------------------- YIELD (INCLUDING (WITHOUT
             SERIES              1 YEAR  LIFE OF SERIES     WAIVERS)     WAIVERS)
-------------------------------- ------  -------------- ---------------- --------
Emerging Growth................. 17.02%      24.67%/1/          --            --
Value...........................    --        8.78%/2/          --            --
Research........................ 22.33%      23.46%/3/          --            --
Growth with Income.............. 24.46%      25.88%/4/          --            --
Total Return.................... 14.37%      20.74%/5/          --            --
Utilities....................... 18.51%      26.07%/5/          --            --
High Income..................... 11.80%      12.00%/3/        7.88%         5.80%
World Governments...............  4.03%       7.39%/6/        4.68%         4.03%
Bond............................  2.09%       4.32%/7/        4.60%       -20.86%
Limited Maturity................    --        2.61%/2/        5.32%        -1.26%
Money Market....................  4.55%       4.47%/5/         N/A           N/A

--------------------
 /1/From the commencement of investment operations on July 24, 1995. /2/Aggregate Annual Total Rate of Return from the commencement of investment operations on August 14, 1996.
 /3/From the commencement of investment operations on July 26, 1995.
 /4/From the commencement of investment operations on October 9, 1995. /5/From the commencement of investment operations on January 3, 1995. /6/From the commencement of investment operations on June 14, 1994.
 /7/From the commencement of investment operations on October 24, 1995.

The current annualized yield of the Money Market Series for the seven-day pe-riod ended December 31, 1996 was 4.71%, and the effective annualized yield of the Money Market Series for such period was 4.82%.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN
Investors Bank & Trust Company
89 South Street, Boston, Massachusetts 02110

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 637-8730
MAILING ADDRESS
P.O. Box 1400, Boston, MA 02104-9985

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110


MFS(R) VARIABLE
INSURANCE TRUST/SM/

500 BOYLSTON STREET
BOSTON, MA 02116

[ART]

                                    PART C
                                    ------


ITEM 24.  (A) FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

          ALL SERIES (EXCEPT MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES)

              FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

              INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
               Financial Highlights for:

               the MFS Emerging Growth Series for the period from commencement of investment operations on July 24, 1995 to December 31, 1996;

               the MFS Value Series and the MFS Limited Maturity Series for the period from commencement of investment operations on August 14, 1996 to December 31, 1996;

               the MFS Research Series and the MFS High Income Series for the period from commencement of investment operations on July 26, 1995 to December 31, 1996;

               the MFS Total Return Series, the MFS Utilities Series and the MFS Money Market Series for the period from commencement of investment operations on January 3, 1995 to December 31, 1996;

               the MFS Growth With Income Series for the period from commencement of investment operations on October 9, 1995 to December 31, 1996;

               the MFS World Governments Series for the period from commencement of investment operations on June 14, 1994 to December 31, 1996; and

               the MFS Bond Series for the period from commencement of investment operations on October 24, 1995 to December 31, 1996.

              INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:

               At December 31, 1996:
                    Portfolio of Investments*
                    Statement of Assets and Liabilities*

               For the year ended December 31, 1996:
                    Statement of Operations*

               For the two years in the period ended December 31, 1996:
                    Statement of Changes in Net Assets*

              Statement of Operations* and Statement of Changes in Net Assets* for:

               the MFS Emerging Growth Series for the period from commencement of investment operations on July 24, 1995 to December 31, 1996;

               the MFS Value Series and the MFS Limited Maturity Series for the period from commencement of investment operations on August 14, 1996 to December 31, 1996;

               the MFS Research Series and the MFS High Income Series for the period from commencement of investment operations on July 26, 1995 to December 31, 1996;

               the MFS Growth With Income Series for the period from commencement of investment operations on October 9, 1995 to December 31, 1996;

               the MFS Total Return Series, the MFS Utilities Series and the MFS Money Market Series for the period from commencement of investment operations on January 3, 1995 to December 31, 1996;

               the MFS World Governments Series for the two years in the period ended December 31, 1996; and

               the MFS Bond Series for the period from commencement of investment operations on October 24, 1995 to December 31, 1996.


          MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES

              FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

              INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
               None

              INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:

               At December 31, 1996:
                    Statement of Assets and Liabilities
                    Opinion of Independent Auditors


              At June 30, 1997:
                    Statement of Assets and Liabilities
                    Opinion of Independent Auditors

________________________
* Incorporated by reference to the Annual Reports to Shareholders of the Series (with the exception of the MFS Strategic Fixed Income Series, now known as the MFS/Foreign & Colonial Emerging Markets Equity Series), each dated December 31, 1996, filed with the SEC via EDGAR on March 4, 1997.

          (B) EXHIBITS

              1 (a)  Declaration of Trust, dated January 28, 1994.  (3)

                (b) Amendment to Declaration of Trust -Designation of Series of Shares dated January 31, 1994. (3)

                (c) Amendment to Declaration of Trust -Redesignation of Series, dated June 1, 1995. (3)


                (d) Amendment to Declaration of Trust - Redesignation of Series, dated April 25, 1996. (4)


                (e) Certificate of Amendment to Declaration of Trust - Redesignation of Series; filed herewith.

              2      By-Laws, dated January 28, 1994.  (3)

              3      Not Applicable.

              4      Not Applicable.


              5 (a) Form of Investment Advisory Agreement by and between Registrant and Massachusetts Financial Services Company, dated April 14, 1994 as amended and restated on October 16, 1997. (8)


                (b) Form of Sub-Advisory Agreement by and between Massachusetts Financial Services Company and Foreign & Colonial Management Ltd., dated October 16, 1997. (8)


                (c) Form of Sub-Advisory Agreement by and between Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Limited, dated October 16, 1997. (8)

              6 Distribution Agreement between Registrant and Massachusetts Investors Services, Inc., dated April 14, 1994. (3)

              7      Not Applicable.


              8 Custodian Agreement between Registrant and Investors Bank & Trust Company, dated April 14, 1994. (3)


              9 (a) Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, dated April 14, 1994. (3)

                (b) Dividend Disbursing Agency Agreement between Registrant and State Street Bank and Trust, dated April 14, 1994. (3)


                (c) Loan Agreement among MFS Borrowers and The First National Bank of Boston, dated as of February 21, 1995 (2)

                (d) Third Amendment dated February 14, 1997 to Loan Agreement dated February 21, 1995 by and among the Banks named therein and The First National Bank of Boston. (7)

                (e) Master Administrative Services Agreement, dated March 1, 1997. (5)

              10 Opinion and Consent of Counsel filed with Registrant's Rule 24f-2 Notice for fiscal year ended December 31, 1996 on February 28, 1997.

              11     Consent of Deloitte & Touche LLP; filed herewith.

              12     Not Applicable.

              13     Investment Representation Letter.  (3)

              14     Not Applicable.

              15     Not Applicable.

              16 Schedule of Computation for Performance Quotations -Average Annual Total Rate of Return, Aggregate Total Rate of Return and Standardized Yield. (1)

              17(a) Financial Data Schedules for each operational Series of the Trust for the year ended December 30, 1996. (6)


                (b) Financial Data Schedule for MFS Strategic Fixed Income Series for the six months ended June 30, 1997; filed herewith.

              18     Not Applicable.

              Power of Attorney dated August 12, 1994.  (3)

____________________________
(1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed with the SEC via EDGAR on October 26, 1995.
(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the SEC via EDGAR on May 30, 1996.
(5) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.

(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the SEC via EDGAR on April 29, 1997.

(7)  Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-
     4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.

(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed with the SEC via EDGAR on August 1, 1997.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
          -------------------------------

          MFS EMERGING GROWTH SERIES
          --------------------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest               48
              (without par value)          (as of September 19, 1997)

          MFS  VALUE SERIES
          ----

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest               10
              (without par value)          (as of September 19, 1997)

          MFS RESEARCH SERIES
          -------------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest               34
              (without par value)          (as of  September 19, 1997)

          MFS GROWTH WITH INCOME SERIES
          -----------------------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest               22
              (without par value)          (as of September 19, 1997)

          MFS TOTAL RETURN SERIES
          -----------------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest               25
              (without par value)          (as of September 19, 1997)

          MFS UTILITIES SERIES
          --------------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest               17
              (without par value)          (as of September 19, 1997)

          MFS HIGH INCOME SERIES
          ----------------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest               12
              (without par value)          (as of September 19, 1997)

          MFS WORLD GOVERNMENTS SERIES
          ----------------------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest               25
              (without par value)          (as of September 19, 1997)

          MFS STRATEGIC FIXED INCOME SERIES, NOW KNOWN AS
          ------------------------------------------------
            MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES
            -----------------------------------------------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest                4
              (without par value)          (as of September 19, 1997)

          MFS BOND SERIES
          ---------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest               11
              (without par value)          (as of September 19, 1997)

          MFS LIMITED MATURITY SERIES
          ---------------------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest                8
              (without par value)          (as of September 19, 1997)

          MFS MONEY MARKET SERIES
          -----------------------

                (1)                                   (2)
          TITLE OF CLASS                   NUMBER OF RECORD HOLDERS


          Shares of Beneficial Interest                8
              (without par value)          (as of September 19, 1997)

ITEM 27.  INDEMNIFICATION
          ---------------

          Reference is hereby made to (a) Section 5.3 of the Registrant's Declaration of Trust; and (b) Section 9 of the Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured as of the effective date of this Registration Statement under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
          ----------------------------------------------------


          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series:
MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund,

MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.


          MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.


          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.


          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.


          MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.


          MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.


          MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.


          Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).


          MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.


          MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.


          MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.


          MFS
          ---


          The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas J. Cashman, Jr., Joseph W. Dello Russo and Kevin
R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.


          MASSACHUSETTS INVESTORS TRUST
          -----------------------------

          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          -----------------------------------------

          MFS GROWTH OPPORTUNITIES FUND
          -----------------------------

          MFS GOVERNMENT SECURITIES FUND
          ------------------------------

          MFS SERIES TRUST I
          ------------------

          MFS SERIES TRUST V
          ------------------

          MFS SERIES TRUST VI
          -------------------

          MFS SERIES TRUST X
          ------------------

          MFS GOVERNMENT LIMITED MATURITY FUND
          ------------------------------------


          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E.

Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.


          MFS SERIES TRUST II
          -------------------


          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS GOVERNMENT MARKETS INCOME TRUST
          -----------------------------------

          MFS INTERMEDIATE INCOME TRUST
          -----------------------------


          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS SERIES TRUST III
          --------------------


          A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS SERIES TRUST IV
          -------------------


          MFS SERIES TRUST IX
          -------------------


          A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS SERIES TRUST VII
          --------------------


          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS SERIES TRUST VIII
          ---------------------


          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the

Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS MUNICIPAL SERIES TRUST
          --------------------------


          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS VARIABLE INSURANCE TRUST
          ----------------------------


          MFS UNION STANDARD TRUST
          ------------------------


          MFS INSTITUTIONAL TRUST
          -----------------------


          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS MUNICIPAL INCOME TRUST
          --------------------------


          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS MULTIMARKET INCOME TRUST
          ----------------------------


          MFS CHARTER INCOME TRUST
          ------------------------


          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS SPECIAL VALUE TRUST
          -----------------------


          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS/SUN LIFE SERIES TRUST
          -------------------------


          John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant
Secretary.

          MONEY MARKET VARIABLE ACCOUNT
          -----------------------------


          HIGH YIELD VARIABLE ACCOUNT
          ---------------------------


          CAPITAL APPRECIATION VARIABLE ACCOUNT
          -------------------------------------


          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          --------------------------------------


          TOTAL RETURN VARIABLE ACCOUNT
          -----------------------------


          WORLD GOVERNMENTS VARIABLE ACCOUNT
          ----------------------------------


          MANAGED SECTORS VARIABLE ACCOUNT
          --------------------------------


          John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.


          MIL
          ---


          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Thomas J. Cashman, Jr., an Executive Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph
W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.


          MIL-UK
          ------


          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, James E. Russell is the Treasurer, and Robert
T. Burns is the Assistant Secretary.


          MIL FUNDS
          ---------


          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.


          MFS MERIDIAN FUNDS
          ------------------


          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.


          MFD
          ---


          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

          CIAI
          ----


          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.


          MFSC
          ----


          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.


          MFSI
          ----


          A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke (who is an Executive Vice President of MFS) are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.


          RSI
          ---


          William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.


          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:


          A. Keith Brodkin    Director, Sun Life Assurance Company of Canada
                                (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts
                              Director, Sun Life Insurance and Annuity Company
                                of New York, 67 Broad Street, New York, New
                                York


          Donald A. Stewart   President and a Director, Sun Life Assurance
                                Company of Canada, Sun Life Centre, 150 King
                                Street West, Toronto, Ontario, Canada (Mr.
                                Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                Life)

          John D. McNeil      Chairman, Sun Life Assurance Company of Canada,
                                Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)


          Joseph W. Dello     Director of Mutual Fund Operations, The Boston
          Russo Company, Exchange Place, Boston, Massachusetts (until August, 1994)


ITEM 29.  DISTRIBUTORS
          ------------


          (a) Reference is hereby made to Item 28 above.


          (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.


          (c) Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------


          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


                       NAME                         ADDRESS
          ---------------------------------   -------------------
          Massachusetts Financial Services    500 Boylston Street
          Company (investment adviser)        Boston, MA  02116

          MFS Fund Distributors, Inc.         500 Boylston Street
          (distributor)                       Boston, MA  02116

          Investors Bank & Trust              89 South Street
          Company (custodian)                 Boston, MA  02111

          MFS Service Center, Inc.            500 Boylston Street
          (transfer agent)                    Boston, MA  02116



          The Registrant's corporate documents are kept by the Registrant at its offices. Portfolio brokerage orders, other purchase orders, reasons for brokerage allocation and lists of persons authorized to transact business for the Registrant are kept by Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116. Shareholder account records are kept by MFS Service Center, Inc. at 500 Boylston Street, Boston, Massachusetts 02116. Transaction journals, receipts for the acceptance and delivery of securities and cash, ledgers and trial balances are kept by Investors Bank & Trust Company, 89 South Street, Boston, MA 02111.

ITEM 31.  MANAGEMENT SERVICES
          -------------------


          Not applicable.


ITEM 32.  UNDERTAKINGS
          ------------


          (a) Not applicable.


          (b) Not Applicable.


          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.


          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of September, 1997.


                                       MFS VARIABLE INSURANCE
                                        TRUST


                                       By: /s/ JAMES R. BORDEWICK, JR.
                                          -----------------------------
                                       Name:   James R. Bordewick, Jr.
                                       Title:  Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on September 29, 1997.


     SIGNATURE                          TITLE
     ---------                          -----


/s/ A. KEITH BRODKIN*              Chairman, President (Principal
------------------------
A. Keith Brodkin                    Executive Officer) and Trustee


/s/ W. THOMAS LONDON*              Treasurer (Principal Financial Officer
------------------------
W. Thomas London                    and Principal Accounting Officer)


/s/ WILLIAM R. GUTOW*              Trustee
------------------------
William R. Gutow

/s/ NELSON J. DARLING, JR.*        Trustee
---------------------------
Nelson J. Darling, Jr.



                                   *By:  /s/ JAMES R. BORDEWICK, JR.
                                         ---------------------------
                                   Name:  James R. Bordewick, Jr.
                                            as Attorney-in-fact

                                   Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to a Power of Attorney dated August 12, 1994, incorporated by reference to the Registrant's Post-Effective Amendment No. 4 filed electronically with the Securities and Exchange Commission on October 26, 1995.

                               INDEX TO EXHIBITS
                               -----------------

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT                      PAGE NO.
-----------                 ----------------------                      --------

   1  (e)            Certificate of Amendment to Declaration of Trust -
                      Redesignation of Series

   11                Consent of Deloitte & Touche LLP

   17 (b)            Financial Data Schedule for MFS Strategic Fixed
                      Income Series for the six months ended
                      June 30, 1997